UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06637

The UBS Funds
(Exact name of registrant as specified in charter)

One North Wacker Drive, Chicago, IL			60606-2807
(Address of principal executive offices)			(Zip code)

Tammie Lee, Esq. UBS Asset Management (Americas) Inc. 1285 Avenue of the Americas New York, NY 10019
(Name and address of agent for service)

Copy to:

Bruce Leto, Esq. Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103-7098

Registrant’s telephone number, including area code:		212-713-2000

Date of fiscal year end:	June 30

Date of reporting period:	June 30, 2016

Item 1.  Reports to Stockholders.

UBS Funds

June 30, 2016

The UBS Funds

Annual Report

Table of contents
President's letter	1
Market commentary	3
Asset Allocation Funds
UBS Dynamic Alpha Fund	5
UBS Global Allocation Fund	25
UBS International Sustainable Equity Fund (formerly, UBS Global Sustainable Equity Fund)	39
UBS U.S. Large Cap Equity Fund	48
UBS U.S. Small Cap Growth Fund	57
UBS Core Plus Bond Fund	66
UBS Total Return Bond Fund	85
UBS Municipal Bond Fund	101
Explanation of expense disclosure	111
Statement of assets and liabilities	116
Statement of operations	124
Statement of changes in net assets	128
Financial highlights	132
Notes to financial statements	146
Report of independent registered public accounting firm	178
Federal tax information	179
General information	180
Board approval of investment advisory agreements	181
Trustee and Officer information	186

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President's letter

August 15, 2016

Dear Shareholder,

The past year has seen global markets rise and recede in waves, as changing news flow has elicited varying responses from investors. Geopolitical events have been at the forefront. The United Kingdom's decision to leave the European Union, continued weakness in China and actions by central banks all have heightened volatility. In an economic environment in which achieving even relatively low levels of growth has been dependent on the support of central banks, investor confidence has been tenuous and has changed quickly.

Amid uncertainty and volatility, some safety-seeking investors have turned to government bonds for wealth preservation and portfolio stability. The perceived attractiveness of some government bonds—including those issued by Germany, Japan and Switzerland—has pushed up their prices and pulled down their yields into negative territory. In fact, nearly one-third of global government bonds currently have negative yields, which we believe could lead to capital losses for investors who hold these assets to maturity.1 As such, for some investors, government bonds may not provide wealth preservation or portfolio stability, as negative yields erode wealth and record asset prices raise fears of a coming market dislocation.

On the other hand, income-seeking investors have a different set of challenges. In a climate in which traditional safety assets—such as government bonds—provide low or negative yield, some have turned to the equity market, where dividends provide greater income, but with the risk of greater price volatility.2 The shares of companies whose products include basic necessities—such as utilities, telecommunications and consumer staples—have attracted many investors. Often considered the most defensive of the defensive sectors, utilities in particular have attracted investor interest over the past 12 months. As income-focused investors have moved into utilities stocks, the MSCI USA Utilities Index (net) has gained 30.18% for the 12 months ended June 30, 2016, raising concerns that a bubble may be forming in this and other defensive sectors of the equities market.3 As the prices of shares in defensive sectors become increasingly overvalued, we believe it is worth remembering that over the long-run, valuation is the single best predictor of returns.4,5

So where is safety to be found in a world of volatile markets and geopolitical uncertainty? We continue to believe that a well-diversified portfolio is the best defense against uncertainty and the most likely strategy to help grow wealth over the long term. We believe diversification across asset classes acts as a ballast against waves of volatility. Flexibly allocating assets across a wide range of global markets and asset classes, including global and US equities, fixed income and currencies, helps provide better risk-adjusted returns across various market cycles.6 At UBS Asset Management, we provide solutions to your global investment challenges by offering a range of products and

1  Stubbs, David. "If you thought you knew what a 'safe' asset was, think again." Financial Times 27 July 2016.

2  Investors who buy a bond with negative yield and hold until maturity receive less return than they paid to purchase the debt.

3  The MSCI USA Utilities Index (net) is designed to capture the large and mid cap segments of the US equity universe. All securities in the index are classified in the Utilities sector as per the Global Industry Classification Standard (GICS). Investors should note that indices do not reflect the deduction of fees and expenses.

4  Defensive sectors consist of equities that generally provide constant dividends and stable earnings across various phases of the business cycle.

5  Overvalued shares trade at a price that is high relative to their price-to-earnings ratio, expected earnings or financial condition.

6  Diversification and asset allocation strategies do not ensure gains or guarantee against loss.

President's letter

solutions that help you and your financial advisor create portfolios that meet your long term goals of capital preservation, income or wealth accumulation. We embrace the responsibility of helping our clients meet their financial objectives and thank you for your continued trust in our skill and commitment to serve you.

Sincerely,

Mark E. Carver
President
The UBS Funds
Managing Director
UBS Asset Management (Americas) Inc.

The views expressed are those of UBS Asset Management (Americas) Inc. as of August 15, 2016. The views are subject to change based on market conditions; they are not intended to predict or guarantee the future performance of the markets, any individual security or market segment, or any UBS mutual fund.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. A prospectus or summary prospectus for the funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our web site at www.ubs.com/am-us.

The markets in review

Overall tepid global growth

The US economy was resilient and continued to expand during the reporting period. The US Commerce Department reported that gross domestic product ("GDP") expanded at a 2.0% seasonally adjusted annualized rate during the third quarter of 2015. Economic activity in the US then moderated, as GDP growth was a revised 0.9% during the fourth quarter of 2015 and 0.8% for the first quarter of 2016. However, the pace of growth then slightly accelerated, as the Commerce Department's initial estimate for second-quarter 2016 GDP growth was 1.2%.1

After taking its first step toward normalizing monetary policy in late 2015, the US Federal Reserve Board (the "Fed") has since been in a holding pattern. Looking back, in December 2015, the Fed raised the fed funds rates from a range of 0% to 0.25% to a range between 0.25% and 0.50%. This marked the Fed's first rate hike in almost a decade. However, the Fed remained on hold during its first four meetings in 2016. In its official statement following its June 2016 meeting, the Fed said: "The Committee expects that economic conditions will evolve in a manner that will warrant only gradual increases in the federal funds rate; the federal funds rate is likely to remain, for some time, below levels that are expected to prevail in the longer run."

From a global perspective, International Monetary Fund ("IMF") forecasts paint a picture of overall modest growth, which could moderate further following the United Kingdom's vote to leave the European Union ("Brexit"). In the IMF's July 2016 World Economic Outlook Update, released after the reporting period ended, it said: "With 'Brexit' still very much unfolding, the extent of uncertainty complicates the already difficult task of macroeconomic forecasting. The baseline global growth forecast has been revised down modestly relative to the April 2016 World Economic Outlook." More specifically, the IMF estimates that 2016 growth in the eurozone will be 1.6%, slightly slower than its 1.7% expansion in 2015. Japan's economy is projected to grow a tepid 0.3% in 2016, versus 0.5% in 2015. Among emerging markets countries, the IMF believes that growth will be 4.1% in 2016, a slight improvement from 4.0% in 2015.

Global equities generate mixed results

The global equity market was highly volatile at times and produced mixed results during the reporting period. Investors in both the US and abroad were confronted with mixed economic data, questions regarding future monetary policy, fluctuating oil prices and, in June 2016, the Brexit vote. All told, the US stock market, as measured by the S&P 500 Index, gained 3.99% for the 12 months ended June 30, 2016.2 Meanwhile, international equities generated very weak results, as they were unable to overcome several bouts of investor risk aversion. International developed equities, as measured by the MSCI EAFE Index (net), fell 10.16% during the period.3 Emerging markets equities, as measured by the MSCI Emerging Markets Index (net), declined 12.05% over the same period.4

1  Based on the Commerce Department's initial estimate announced on July 29, 2016, after the reporting period had ended.

2  The S&P 500 Index is an unmanaged, weighted index composed of 500 widely held common stocks varying in composition and is not available for direct investment. Investors should note that indices do not reflect the deduction of fees and expenses.

3  The MSCI EAFE Index (net) is an index of stocks designed to measure the investment returns of developed economies outside of North America. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

4  The MSCI Emerging Markets Index (net) is a market-capitalization-weighted index composed of different emerging market countries in Europe, Latin America and the Pacific Basin. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

The markets in review

Overall strong period in the fixed income market

Many of the issues holding back equities triggered a number of "flights to quality" that supported global fixed income markets. The yield on the US 10-year Treasury fell from 2.35% to 1.49% during the reporting period (bond yields and prices move in the opposite direction). Demand for US Treasuries was generally strong from both domestic and international investors. In addition, at the Fed's June 2016 meeting they lowered their projections of how much they expect to raise rates in the coming years. The overall US bond market, as measured by the Barclays US Aggregate Index, gained 6.00% for the 12 months ended June 30, 2016.5 Returns of riskier fixed income securities were mixed. Despite a strong rally over the second half of the period, high yield bonds, as measured by the BofA Merrill Lynch US High Yield Cash Pay Constrained Index, gained a modest 1.73%.6 In contrast, emerging markets debt, as measured by the J.P. Morgan Emerging Markets Bond Index Global (EMBI Global),7 gained 10.32% during the reporting period.

5  The Barclays US Aggregate Index is an unmanaged broad based index designed to measure the US dollar-denominated, investment-grade, taxable bond market. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed, asset-backed and commercial mortgage-backed sectors. Investors should note that indices do not reflect the deduction of fees and expenses.

6  The BofA Merrill Lynch US High Yield Cash Pay Constrained Index is an unmanaged index of publicly placed, non-convertible, coupon-bearing US dollar denominated, below investment grade corporate debt with a term to maturity of at least one year. The index is market capitalization weighted, so that larger bond issuers have a greater effect on the index's return. However, the representation of any single bond issuer is restricted to a maximum of 2% of the total index. Investors should note that indices do not reflect the deduction of fees and expenses.

7  The J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) is an unmanaged index which is designed to track total returns for US dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds. Investors should note that indices do not reflect the deduction of fees and expenses.

UBS Dynamic Alpha Fund

Portfolio performance (unaudited)

For the 12 months ended June 30, 2016, Class A shares of UBS Dynamic Alpha Fund (the "Fund") returned -10.48% (Class A shares returned -15.35% after the deduction of the maximum sales charge), while Class P shares returned -10.17%. For purposes of comparison, the BofA Merrill Lynch US Treasury 1-5 Year Index returned 2.43% during the same time period, the MSCI World Free Index (net) returned -2.78%, and the Citigroup One-Month US Treasury Bill Index returned 0.11%. (Class P shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 7; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while index returns do not reflect the deduction of fees and expenses.)

The Fund produced a negative absolute return during the reporting period. Performance was due to asset allocation decisions.

During the review period, we used derivatives for risk management purposes and as a tool to help enhance returns across various strategies. With respect to our active currency strategy, utilizing currency forwards had a direct positive impact on Fund performance. We used a variety of equity and fixed income options, futures and swaps to implement our market allocation strategy. Derivatives were just one tool, among others, that we used to implement our market allocation strategy. These derivatives, in aggregate, detracted from performance during the reporting period.

Portfolio performance summary1

What worked:

•  Certain equity positions added value over the reporting period.

  – The portfolio's relative value trade of long German equities versus Swedish equities contributed to results after a sustained performance gap between the two markets narrowed.

  – The portfolio's relative value trade of long North Asian equities versus emerging markets contributed to performance. North Asian countries are net importers of oil and are experiencing healthier current account balances.

•  Certain fixed income positions were positive for performance.

  – The Fund benefited from a sustained long position in Australian government bonds, which served as a source of yield pick-up within the fixed income holdings.

  – The Fund's long positions in Italian and Spanish government bonds added value as yields in these periphery countries declined during the reporting period.

1  For a detailed commentary on the market environment in general during the reporting period, see pages 3-4.

UBS Dynamic Alpha Fund

•  Overall, the portfolio's active currency strategy was beneficial for results.

  – The Fund's long position in the euro over the Swiss franc contributed to results. The removal of the 1.20 euro/Swiss franc floor earlier in the year resulted in an immediate appreciation of the Swiss franc and the currency appearing significantly overvalued, which had negative consequences for the Swiss economy.

  – The Fund's trade of long Mexican peso versus the Malaysian ringgit added to performance. Chinese trading partners such as Malaysia suffered amid heightened growth concerns.

What didn't work:

•  Overall, the Fund's equity positioning was negative for returns.

  – The portfolio's long exposure to developed ex-US equities—particularly the eurozone and Japan—detracted from performance given concerns surrounding a global growth slowdown and economic linkages with China.

  – The portfolio's relative value trade of long US small cap equities versus US large cap equities detracted from performance. Third-quarter earnings were disappointing, and merger and acquisition (M&A) activity remained concentrated in the large cap space.

•  Overall, the Fund's fixed income positioning slightly detracted from results.

  – The portfolio's long position in investment grade bonds versus global sovereigns was negative for results, as spreads widened on corporate debt during the reporting period.

  – The Fund's performance was negatively impacted by a short US duration position as US yields were flat to slightly down across the curve during the reporting period.

•  Certain currency trades performed poorly during the reporting period.

  – The Fund's overweight in the Swedish krona over the euro was negative for results. The Swedish Riksbank cut rates and expanded their quantitative easing program and the euro rebounded from its lows, causing this trade to detract from results.

  – The Fund's trade of long New Zealand dollar versus the US dollar detracted from performance. Even though the Reserve Bank of New Zealand reduced interest rates late in the year, the market interpreted this move as hawkish given the lack of additional forward guidance around future monetary policy easing.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended June 30, 2016. The views and opinions in the letter were current as of August 15, 2016. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com/am-us.

UBS Dynamic Alpha Fund

Average annual total returns for periods ended 06/30/16 (unaudited)

	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(10.48)%	2.37%	1.14%
Class C2	(11.00)	1.65	0.39
Class P3	(10.17)	2.64	1.44
After deducting maximum sales charge
Class A1	(15.35)%	1.22%	0.57%
Class C2	(11.87)	1.65	0.39
BofA Merrill Lynch US Treasury 1-5 Year Index[4]	2.43%	1.43%	3.22%
MSCI World Free Index (net)[5]	(2.78)	6.63	4.43
Citigroup One-Month US Treasury Bill Index[6]	0.11	0.05	0.88

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2015 prospectuses were as follows: Class A—1.44% and 1.36%; Class C—2.20% and 2.11%; Class P—1.21% and 1.11%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Asset Management (Americas) Inc. (formerly, UBS Global Asset Management (Americas) Inc.), the Fund's investment advisor ("UBS AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short), through the period ending October 27, 2016, do not exceed 1.35% for Class A shares, 2.10% for Class C shares and 1.10% for Class P shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, the UBS AM (Americas)'s three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The BofA Merrill Lynch US Treasury 1-5 Year Index is an unmanaged index designed to track US Treasury securities with maturities between 1 and 5 years. Investors should note that indices do not reflect the deduction of fees and expenses.

5  The MSCI World Free Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

6  The Citigroup One-Month US Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last one month Treasury Bill issue. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to February 17, 2015, if an investor sold or exchanged shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged was deducted at the time of the transaction, except as noted otherwise in the prospectus. For sales or exchanges taking place on or after February 17, 2015 but prior to August 3, 2015, there was a reduction in the redemption holding period from 90 days to 30 days. Effective August 3, 2015, the 1.00% redemption fee imposed on sales or exchanges of any class of shares of the funds made during the holding periods specified in the prospectus was eliminated. Please refer to the prospectus for further information.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

UBS Dynamic Alpha Fund

Illustration of an assumed investment of $10,000 in Class A shares (adjusted for 5.5% maximum sales charge) and $5,000,000 in Class P shares (unaudited)

The following two graphs depict the performance of UBS Dynamic Alpha Fund Class A and Class P shares versus the BofA Merrill Lynch US Treasury 1-5 Year Index, the MSCI World Free Index (net) and the Citigroup One-Month US Treasury Bill Index over the 10 years ended June 30, 2016. The performance of Class C shares will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

UBS Dynamic Alpha Fund

Top ten long-term fixed income holdings
(unaudited)

As of June 30, 2016

Percentage of net assets
US Treasury Inflation Indexed Note (TIPS), 0.625%, due 01/15/26	14.2%
JPMorgan Chase & Co., 3.200%, due 01/25/23	0.7
Citigroup, Inc., 3.875%, due 10/25/23	0.4
Verizon Communications, Inc., 6.550%, due 09/15/43	0.3
Deutsche Bank AG, 2.850%, due 05/10/19	0.3
Adani Abbot Point Terminal Pty Ltd., 6.750%, due 11/01/18	0.3
Transocean, Inc., 6.500%, due 11/15/20	0.3
Goldman Sachs Group, Inc., 1.375%, due 07/26/22	0.3
Ford Motor Credit Co. LLC, 3.000%, due 06/12/17	0.3
NBCUniversal Media LLC, 4.375%, due 04/01/21	0.3
Total	17.4%

Top five issuer breakdown by country or territory of origin (unaudited)

As of June 30, 2016

Percentage of net assets
United States	33.8%
United Kingdom	4.9
Netherlands	3.3
Australia	2.7
France	1.6
Total	46.3%

UBS Dynamic Alpha Fund

Industry diversification (unaudited)

As a percentage of net assets as of June 30, 2016

Bonds
Corporate bonds
Aerospace & defense	0.06%
Air freight & logistics	0.10
Airlines	0.07
Automobiles	0.07
Banks	8.32
Beverages	0.89
Biotechnology	0.43
Capital markets	1.99
Chemicals	0.45
Communications equipment	0.16
Construction & engineering	0.53
Consumer finance	0.78
Diversified financial services	1.67
Diversified telecommunication services	2.01
Electric utilities	2.18
Energy equipment & services	0.59
Food & staples retailing	0.23
Food products	0.49
Gas utilities	0.63
Health care equipment & supplies	0.33
Health care providers & services	0.34
Hotels, restaurants & leisure	0.17
Independent power and renewable electricity producers	0.17
Industrial conglomerates	0.36
Insurance	4.13
Internet software & services	0.09
IT services	0.12
Life sciences tools & services	0.08
Machinery	0.21
Marine	0.12
Media	1.36
Metals & mining	0.66
Multiline retail	0.06
Multi-utilities	0.49
Oil, gas & consumable fuels	4.36
Pharmaceuticals	1.00
Real estate investment trust (REIT)	0.69
Real estate management & development	0.10
Road & rail	0.44
Software	0.26
Specialty retail	0.21
Technology hardware, storage & peripherals	0.65
Tobacco	0.80
Transportation infrastructure	0.61
Water utilities	0.34
Wireless telecommunication services	0.55
Total corporate bonds	40.35%
Collateralized debt obligation	0.00%[1]
Commercial mortgage-backed security	0.08
Mortgage & agency debt security	0.00[1]
US government obligation	14.16
Total bonds	54.59%
Short-term investments	34.94
Options purchased	0.94
Investment of cash collateral from securities loaned	0.46
Total investments	90.93%
Cash and other assets, less liabilities	9.07
Net assets	100.00%

1  Amount represents less than 0.005%.

UBS Dynamic Alpha Fund

Portfolio of investments

June 30, 2016

	Face amount		Value
Bonds: 54.59%
Corporate bonds: 40.35%
Australia: 2.71%
Adani Abbot Point Terminal Pty Ltd., 6.750%, due 11/01/18[1]	AUD	1,025,000	$726,703
APT Pipelines Ltd., 4.200%, due 03/23/25[2]		$310,000	318,110
Aurizon Network Pty Ltd., 2.000%, due 09/18/24[1]	EUR	220,000	240,336
Australia & New Zealand Banking Group Ltd., 4.500%, due 03/19/24[1]		$250,000	260,758
Australia Pacific Airports Melbourne Pty Ltd., 1.750%, due 10/15/24[1]	EUR	250,000	297,525
BHP Billiton Finance USA Ltd., 5.000%, due 09/30/43		$130,000	150,367
Commonwealth Bank of Australia, 1.125%, due 03/13/17		370,000	370,290
National Australia Bank Ltd., 2.000%, due 11/12/24[1,3]	EUR	250,000	277,990
2.750%, due 03/09/17		$400,000	404,656
Origin Energy Finance Ltd., 2.500%, due 10/23/20[1]	EUR	425,000	482,239
5.450%, due 10/14/21[1]		$235,000	244,906
QBE Insurance Group Ltd., 2.400%, due 05/01/18[1]		205,000	206,724
6.750%, due 12/02/44[1,3]		395,000	422,650
Santos Finance Ltd., 8.250%, due 09/22/70[3]	EUR	205,000	229,865
Scentre Group Trust 1, 1.500%, due 07/16/20[1]		150,000	173,922
Scentre Group Trust 1/ Scentre Group Trust 2, 1.375%, due 03/22/23[1]		300,000	346,538
SGSP Australia Assets Pty Ltd., 2.000%, due 06/30/22[1]		225,000	263,908
Suncorp-Metway Ltd., 1.700%, due 03/28/17[1]		$275,000	276,015
Telstra Corp. Ltd., 4.800%, due 10/12/21[1]		160,000	182,093
Transurban Finance Co. Pty Ltd., 1.875%, due 09/16/24	EUR	200,000	231,533
Total Australia corporate bonds			6,107,128
Belgium: 0.13%
AG Insurance SA, 3.500%, due 06/30/47[1,3]		300,000	300,465
Bermuda: 0.15%
Bacardi Ltd., 2.750%, due 07/03/23[1]		270,000	332,245
	Face amount		Value
Brazil: 0.30%
Petrobras Global Finance BV, 3.250%, due 04/01/19[1]	EUR	410,000	$423,716
Vale SA, 5.625%, due 09/11/42		$300,000	244,169
Total Brazil corporate bonds			667,885
Canada: 0.96%
Bank of Montreal, 6.020%, due 05/02/18	CAD	215,000	180,512
Bank of Nova Scotia, 4.100%, due 06/08/17		320,000	254,638
Bell Canada, 4.750%, due 09/29/44		60,000	50,136
Canadian Imperial Bank of Commerce, 1.350%, due 07/18/16		$150,000	150,052
Canadian Natural Resources Ltd., 3.900%, due 02/01/25		100,000	99,078
Nexen Energy ULC, 6.400%, due 05/15/37		245,000	307,169
Royal Bank of Canada, 2.980%, due 05/07/19[1]	CAD	220,000	177,657
Suncor Energy, Inc., 6.500%, due 06/15/38		$300,000	387,682
TELUS Corp., 3.750%, due 01/17/25	CAD	75,000	62,020
Thomson Reuters Corp., 1.300%, due 02/23/17		$200,000	200,034
Yamana Gold, Inc., 4.950%, due 07/15/24		305,000	300,059
Total Canada corporate bonds			2,169,037
Cayman Islands: 0.51%
Hutchison Whampoa International 09 Ltd., 7.625%, due 04/09/19[1]		125,000	144,531
Noble Holding International Ltd., 6.950%, due 04/01/25		195,000	155,512
Principal Financial Global Funding II LLC, 4.500%, due 01/26/17	EUR	300,000	340,689
Tencent Holdings Ltd., 3.375%, due 05/02/19[2]		$200,000	206,566
Thames Water Utilities Cayman Finance Ltd., 5.375%, due 07/21/25[3]	GBP	90,000	123,407
Yorkshire Water Services Bradford Finance Ltd., 6.000%, due 04/24/25[3]		130,000	178,566
Total Cayman Islands corporate bonds			1,149,271

UBS Dynamic Alpha Fund

Portfolio of investments

June 30, 2016

	Face amount		Value
Bonds—(Continued)
Corporate bonds—(Continued)
China: 0.21%
AIA Group Ltd., 1.750%, due 03/13/18[1]		$110,000	$110,275
1.750%, due 03/13/18[1]		360,000	360,900
Total China corporate bonds			471,175
Czech Republic: 0.13%
NET4GAS sro, 2.500%, due 07/28/21[1]	EUR	255,000	297,128
Denmark: 0.19%
AP Moeller - Maersk A/S, 3.375%, due 08/28/19[1]		230,000	279,814
DONG Energy A/S, 3.000%, due 11/06/15[1,3,4]		140,000	152,498
Total Denmark corporate bonds			432,312
Finland: 0.34%
Elenia Finance Oyj, 2.875%, due 12/17/20[1]		230,000	275,651
SATO Oyj, 2.375%, due 03/24/21[1]		100,000	114,045
Teollisuuden Voima Oyj, 2.500%, due 03/17/21[1]		125,000	141,106
4.625%, due 02/04/19[1]		195,000	234,829
Total Finland corporate bonds			765,631
France: 1.61%
Arkema SA, 1.500%, due 01/20/25[1]		100,000	115,568
AXA SA, 3.375%, due 07/06/47[1,3]		250,000	275,230
6.667%, due 07/06/16[3,5]	GBP	225,000	299,532
Banque Federative du Credit Mutuel SA, 3.000%, due 09/11/25[1]	EUR	100,000	117,161
BNP Paribas SA, 2.700%, due 08/20/18		$235,000	240,730
2.875%, due 03/20/26[1,3]	EUR	215,000	244,172
Credit Logement SA, 0.888%, due 09/16/16[1,3,5]		150,000	125,226
Electricite de France SA, 4.125%, due 01/22/22[1,3,5]		100,000	104,728
5.625%, due 01/22/24[2,3,5]		$180,000	171,450
6.950%, due 01/26/39[2]		95,000	126,847
Engie SA, 4.750%, due 07/10/21[1,3,5]	EUR	300,000	367,050
Orange SA, 5.875%, due 02/07/22[1,3,5]	GBP	170,000	230,953
	Face amount		Value
Societe Des Autoroutes Paris-Rhin-Rhone, 2.250%, due 01/16/20[1]	EUR	300,000	$357,087
Total Capital International SA, 1.550%, due 06/28/17		$555,000	557,890
TOTAL SA, 2.625%, due 02/26/25[1,3,5]	EUR	165,000	169,665
Transport et Infrastructures Gaz France SA, 2.200%, due 08/05/25[1]		100,000	120,888
Total France corporate bonds			3,624,177
Germany: 0.70%
Allianz SE, 4.750%, due 10/24/23[1,3,5]		100,000	118,391
alstria office REIT-AG, 2.250%, due 03/24/21[1]	EUR	500,000	584,809
Deutsche Bank AG, 2.850%, due 05/10/19		$745,000	745,721
RWE AG, 2.750%, due 04/21/75[1,3]	EUR	135,000	127,775
Total Germany corporate bonds			1,576,696
Guernsey: 0.13%
Credit Suisse Group Guernsey I Ltd., 7.875%, due 02/24/41[1,3]		$285,000	285,356
Ireland: 0.94%
Aquarius & Investments PLC for Swiss Reinsurance Co., Ltd., 6.375%, due 09/01/24[1,3]		200,000	208,601
Cloverie PLC for Zurich Insurance Co., Ltd., 1.750%, due 09/16/24[1]	EUR	130,000	154,288
GE Capital International Funding Co., Unlimited Co., 2.342%, due 11/15/20[2]		$374,000	386,582
4.418%, due 11/15/35[2]		604,000	677,553
Perrigo Co. PLC, 4.000%, due 11/15/23		200,000	206,141
PGH Capital Ltd., 5.750%, due 07/07/21[1]	GBP	180,000	250,311
XL Group PLC, 4.450%, due 03/31/25		$130,000	131,246
4.450%, due 03/31/25		5,000	5,046
5.250%, due 12/15/43		100,000	108,169
Total Ireland corporate bonds			2,127,937
Israel: 0.04%
Teva Pharmaceutical Finance IV BV, 3.650%, due 11/10/21		95,000	100,415

UBS Dynamic Alpha Fund

Portfolio of investments

June 30, 2016

	Face amount		Value
Bonds—(Continued)
Corporate bonds—(Continued)
Italy: 0.64%
2i Rete Gas SpA, 1.125%, due 01/02/20[1]	EUR	100,000	$114,213
Autostrade per l'Italia SpA, 1.125%, due 11/04/21[1]		110,000	126,883
CDP Reti SpA, 1.875%, due 05/29/22[1]		155,000	179,004
Intesa Sanpaolo SpA, 3.875%, due 01/16/18		$320,000	328,320
4.375%, due 10/15/19[1]	EUR	100,000	123,751
Snam SpA, 3.875%, due 03/19/18[1]		204,000	241,305
UniCredit SpA, 6.375%, due 05/02/23[1,3]		$340,000	342,078
Total Italy corporate bonds			1,455,554
Japan: 0.26%
Bank of Tokyo-Mitsubishi UFJ Ltd., 2.350%, due 09/08/19[1]		200,000	204,533
Mitsubishi UFJ Financial Group, Inc., 2.950%, due 03/01/21		200,000	207,169
Sumitomo Mitsui Financial Group, Inc., 2.934%, due 03/09/21		175,000	182,417
Total Japan corporate bonds			594,119
Jersey, Channel Islands: 0.41%
AA Bond Co., Ltd., 4.720%, due 07/31/18[1]	GBP	175,000	240,689
Gatwick Funding Ltd., 5.250%, due 01/23/24[1]		140,000	223,355
Heathrow Funding Ltd., 4.600%, due 02/15/18[1]	EUR	300,000	356,804
HSBC Bank Capital Funding Sterling 2 LP, 5.862%, due 04/07/20[3,5]	GBP	85,000	115,419
Total Jersey, Channel Islands corporate bonds			936,267
Luxembourg: 0.11%
Belfius Financing Co., 1.288%, due 02/09/17[3]		185,000	245,050
Mexico: 0.17%
America Movil SAB de CV, 5.000%, due 03/30/20		$185,000	204,610
Series A, 5.125%, due 09/06/73[1,3]	EUR	145,000	168,959
Total Mexico corporate bonds			373,569
	Face amount		Value
Netherlands: 3.27%
ABN AMRO Bank NV, 4.875%, due 01/16/19[1]	GBP	150,000	$218,256
6.250%, due 09/13/22[1,3]		$370,000	384,803
Achmea BV, 2.500%, due 11/19/20[1]	EUR	380,000	461,403
4.250%, due 02/04/25[1,3,5]		205,000	198,885
Allianz Finance II BV, 4.375%, due 02/17/17[3,5]		195,000	218,729
BAT International Finance PLC, 2.375%, due 01/19/23[1]		250,000	305,826
Bharti Airtel International Netherlands BV, 4.000%, due 12/10/18[1]		355,000	422,031
Coca-Cola HBC Finance BV, 2.375%, due 06/18/20[1]		245,000	290,818
Cooperatieve Rabobank UA, 1.700%, due 03/19/18		$330,000	332,902
2.500%, due 05/26/26[1,3]	EUR	365,000	411,851
5.500%, due 06/29/20[1,3,5]		450,000	475,667
Deutsche Telekom International Finance BV, 6.500%, due 04/08/22	GBP	84,000	141,256
E.ON International Finance BV, 6.650%, due 04/30/38[2]		$65,000	77,658
EDP Finance BV, 2.000%, due 04/22/25[1]	EUR	155,000	170,541
Heineken NV, 2.125%, due 08/04/20[1]		285,000	340,615
LYB International Finance BV, 5.250%, due 07/15/43		$130,000	142,243
Nomura Europe Finance NV, 1.500%, due 05/12/21[1]	EUR	180,000	204,914
Redexis Gas Finance BV, 1.875%, due 04/27/27[1]		310,000	328,118
2.750%, due 04/08/21[1]		175,000	212,824
Ren Finance BV, 2.500%, due 02/12/25[1]		180,000	211,002
4.750%, due 10/16/20[1]		180,000	232,444
Shell International Finance BV, 1.250%, due 11/10/17		$340,000	340,936
4.375%, due 05/11/45		375,000	406,574
Siemens Financieringsmaatschappij NV, 5.125%, due 02/20/17	EUR	205,000	235,097
6.125%, due 09/14/66[3]	GBP	145,000	193,906
Swiss Reinsurance Co. via ELM BV, 2.600%, due 09/01/25[1,3,5]	EUR	130,000	131,647
TenneT Holding BV, 6.655%, due 06/01/17[3,5]		150,000	174,132

UBS Dynamic Alpha Fund

Portfolio of investments

June 30, 2016

	Face amount		Value
Bonds—(Continued)
Corporate bonds—(Continued)
Netherlands—(Concluded)
Vonovia Finance BV, 4.000%, due 12/17/21[1,3,5]	EUR	100,000	$112,362
Total Netherlands corporate bonds			7,377,440
Norway: 0.27%
DNB Bank ASA, 3.200%, due 04/03/17[2]		$200,000	203,041
Statoil ASA, 3.125%, due 08/17/17		210,000	215,017
4.800%, due 11/08/43		160,000	186,603
Total Norway corporate bonds			604,661
Portugal: 0.05%
Caixa Geral de Depositos SA, 3.750%, due 01/18/18[1]	EUR	100,000	117,231
Singapore: 0.11%
United Overseas Bank Ltd., 3.750%, due 09/19/24[1,3]		$250,000	258,401
Spain: 0.75%
Aigues de Barcelona Finance SAU, 1.944%, due 09/15/21[1]	EUR	175,000	197,486
Canal de Isabel II Gestion SA, 1.680%, due 02/26/25[1]		100,000	112,671
Santander Consumer Finance SA, 0.900%, due 02/18/20[1]		400,000	443,340
Santander International Debt SAU, 1.375%, due 03/25/17[1]		400,000	448,083
Santander Issuances SAU, 3.250%, due 04/04/26[1]		100,000	107,390
Telefonica Emisiones SAU, 4.710%, due 01/20/20[1]		300,000	384,002
Total Spain corporate bonds			1,692,972
Sweden: 0.47%
Nordea Bank AB, 1.875%, due 11/10/25[1,3]		140,000	156,578
PGE Sweden AB, 1.625%, due 06/09/19[1]		100,000	113,059
Svenska Handelsbanken AB, 5.125%, due 03/30/20[2]		$175,000	196,031
5.125%, due 03/30/20[1]		115,000	128,820
5.250%, due 03/01/21[1,3,5]		275,000	259,944
Swedbank Hypotek AB, 2.375%, due 04/05/17[1]		200,000	201,924
Total Sweden corporate bonds			1,056,356
	Face amount		Value
Switzerland: 0.27%
Credit Suisse AG, 3.000%, due 10/29/21		$380,000	$389,279
Demeter Investments BV for Swiss Life AG, 4.375%, due 06/16/25[1,3,5]	EUR	215,000	228,225
Total Switzerland corporate bonds			617,504
United Kingdom: 4.81%
Anglian Water Services Financing PLC, 4.500%, due 02/22/26[1]	GBP	100,000	152,090
Aon PLC, 2.875%, due 05/14/26	EUR	55,000	65,111
4.750%, due 05/15/45		$230,000	246,888
Arqiva Financing PLC, 4.040%, due 06/30/20[1]	GBP	225,000	311,285
4.882%, due 12/31/32[1]		130,000	189,320
Aviva PLC, 5.125%, due 06/04/50[1,3]		180,000	220,965
Barclays Bank PLC, 2.250%, due 05/10/17[1]		$200,000	202,034
6.625%, due 03/30/22[1]	EUR	110,000	143,639
Barclays PLC, 4.375%, due 09/11/24		$560,000	541,625
BP Capital Markets PLC, 1.375%, due 05/10/18		190,000	190,280
2.750%, due 05/10/23		100,000	101,047
British Telecommunications PLC, 0.625%, due 03/10/21[1]	EUR	250,000	278,811
8.500%, due 12/07/16[1]	GBP	180,000	246,922
BUPA Finance PLC, 3.375%, due 06/17/21[1]		110,000	154,257
6.125%, due 09/16/20[3,5]		100,000	138,850
Centrica PLC, 5.250%, due 04/10/75[1,3]		125,000	156,838
Diageo Capital PLC, 3.875%, due 04/29/43		$140,000	146,934
EE Finance PLC, 4.375%, due 03/28/19[1]	GBP	145,000	208,035
GlaxoSmithKline Capital PLC, 1.500%, due 05/08/17		$260,000	261,319
1.500%, due 05/08/17		10,000	10,051
HSBC Holdings PLC, 5.100%, due 04/05/21		425,000	468,995
Imperial Brands Finance PLC, 2.950%, due 07/21/20[2]		305,000	314,112
9.000%, due 02/17/22[1]	GBP	75,000	135,109
Liverpool Victoria Friendly Society Ltd., 6.500%, due 05/22/43[1,3]		270,000	342,938

UBS Dynamic Alpha Fund

Portfolio of investments

June 30, 2016

	Face amount		Value
Bonds—(Continued)
Corporate bonds—(Continued)
United Kingdom—(Concluded)
Lloyds Bank PLC, 1.375%, due 09/08/22[1]	EUR	410,000	$464,445
11.875%, due 12/16/21[1,3]		185,000	214,503
National Grid Electricity Transmission PLC, 4.000%, due 06/08/27[1]	GBP	130,000	202,430
Northern Gas Networks Finance PLC, 5.875%, due 07/08/19		125,000	188,672
Prudential PLC, 1.375%, due 01/19/18[1]		170,000	226,991
5.000%, due 07/20/55[1,3]		200,000	240,678
Royal Bank of Scotland PLC, 6.934%, due 04/09/18	EUR	290,000	347,574
Santander UK PLC, 4.000%, due 03/13/24		$240,000	257,785
Scottish Widows Ltd., 5.500%, due 06/16/23[1]	GBP	200,000	273,742
Sinopec Capital 2013 Ltd., 3.125%, due 04/24/23[1]		$430,000	428,486
Sky PLC, 2.500%, due 09/15/26[1]	EUR	150,000	177,239
Southern Gas Networks PLC, 2.500%, due 02/03/25[1]	GBP	115,000	156,453
SSE PLC, 3.875%, due 09/10/20[1,3,5]		100,000	126,588
Standard Chartered PLC, 4.000%, due 07/12/22[1,3]		$350,000	352,254
State Grid Europe Development 2014 PLC, Series A, 1.500%, due 01/26/22[1]	EUR	125,000	141,146
Thames Water Utilities Finance Ltd., 5.125%, due 09/28/37	GBP	235,000	415,327
Vodafone Group PLC, 1.250%, due 08/25/21[1]	EUR	210,000	240,045
Wales & West Utilities Finance PLC, 5.125%, due 12/02/16[1]	GBP	370,000	500,286
6.750%, due 12/17/36[3]		50,000	73,457
Western Power Distribution West Midlands PLC, 5.750%, due 04/16/32[1]		100,000	179,430
WPP Finance 2010, 3.750%, due 09/19/24		$185,000	195,602
WPP Finance 2013, 0.430%, due 03/23/18[1]	EUR	210,000	233,707
Total United Kingdom corporate bonds			10,864,295
	Face amount		Value
United States: 19.60%
21st Century Fox America, Inc., 6.200%, due 12/15/34		$335,000	$420,244
ABB Finance USA, Inc., 2.875%, due 05/08/22		235,000	244,856
AbbVie, Inc., 2.900%, due 11/06/22		370,000	377,310
4.400%, due 11/06/42		140,000	142,751
Actavis Funding SCS, 1.300%, due 06/15/17		95,000	94,839
3.450%, due 03/15/22		240,000	249,337
4.750%, due 03/15/45		195,000	204,199
Aetna, Inc., 3.500%, due 11/15/24		245,000	258,593
Albemarle Corp., 1.875%, due 12/08/21[1]	EUR	365,000	417,965
Altria Group, Inc., 4.250%, due 08/09/42		$530,000	579,064
American Airlines Pass Through Trust, Series 2014-1, Class B, 4.375%, due 10/01/22		116,718	117,885
American Express Credit Corp., 1.300%, due 07/29/16		145,000	145,068
2.375%, due 05/26/20		105,000	107,439
American International Group, Inc., 3.375%, due 08/15/20		305,000	320,027
3.875%, due 01/15/35		115,000	110,170
4.500%, due 07/16/44		125,000	121,011
Amgen, Inc., 1.250%, due 02/25/22	EUR	110,000	126,120
Anadarko Petroleum Corp., 3.450%, due 07/15/24		$125,000	122,234
4.850%, due 03/15/21		100,000	106,072
6.375%, due 09/15/17		50,000	52,628
Apache Corp., 4.750%, due 04/15/43		405,000	416,636
Apple, Inc., 1.300%, due 02/23/18		130,000	130,883
AT&T, Inc., 3.000%, due 02/15/22		190,000	193,788
4.750%, due 05/15/46		270,000	276,735
5.000%, due 03/01/21		420,000	470,343
5.550%, due 08/15/41		260,000	291,607
Bank of America Corp., 1.375%, due 09/10/21[1]	EUR	370,000	426,763
3.875%, due 08/01/25		$570,000	606,679
5.875%, due 02/07/42		155,000	195,587
Berkshire Hathaway Finance Corp., 1.300%, due 05/15/18		145,000	145,912
Berkshire Hathaway, Inc., 1.300%, due 03/15/24	EUR	200,000	230,023
3.125%, due 03/15/26		$200,000	209,818

UBS Dynamic Alpha Fund

Portfolio of investments

June 30, 2016

	Face amount		Value
Bonds—(Continued)
Corporate bonds—(Continued)
United States—(Continued)
Biogen, Inc., 4.050%, due 09/15/25		$285,000	$306,936
Branch Banking & Trust Co., 1.350%, due 10/01/17		265,000	265,677
Burlington Northern Santa Fe LLC, 3.000%, due 03/15/23		265,000	278,791
5.400%, due 06/01/41		155,000	192,181
Caterpillar, Inc., 4.750%, due 05/15/64		160,000	176,855
CF Industries, Inc., 5.150%, due 03/15/34		195,000	190,479
Charter Communications Operating LLC/Charter Communications Operating Capital, 4.464%, due 07/23/22[2]		235,000	253,018
Chevron Corp., 2.355%, due 12/05/22		190,000	193,241
Cisco Systems, Inc., 1.400%, due 02/28/18		145,000	146,313
Citigroup, Inc., 0.379%, due 05/31/17[3]	EUR	290,000	321,196
3.875%, due 10/25/23		$885,000	949,792
4.600%, due 03/09/26		110,000	116,325
Coca-Cola Co., 1.800%, due 09/01/16		255,000	255,469
1.875%, due 09/22/26	EUR	105,000	128,126
Comcast Corp., 4.750%, due 03/01/44		$75,000	87,513
ConocoPhillips Co., 2.200%, due 05/15/20		350,000	353,466
4.200%, due 03/15/21		200,000	216,017
CVS Health Corp., 5.125%, due 07/20/45		255,000	316,124
Daimler Finance North America LLC, 2.450%, due 05/18/20[2]		150,000	154,370
Delta Air Lines Pass Through Trust, Series 2007-1, Class A, 6.821%, due 08/10/22		38,811	45,098
Diamond 1 Finance Corp./ Diamond 2 Finance Corp., 3.480%, due 06/01/19[2]		270,000	276,591
4.420%, due 06/15/21[2]		340,000	349,454
5.450%, due 06/15/23[2]		360,000	373,293
8.350%, due 07/15/46[2]		310,000	334,025
Duke Energy Corp., 3.050%, due 08/15/22		250,000	259,805
Enable Midstream Partners LP, 3.900%, due 05/15/24		150,000	133,755
	Face amount		Value
Energy Transfer Partners LP, 6.050%, due 06/01/41		$270,000	$264,331
Enterprise Products Operating LLC, 4.850%, due 03/15/44		180,000	190,185
5.200%, due 09/01/20		145,000	163,152
ERAC USA Finance LLC, 5.625%, due 03/15/42[2]		145,000	175,913
ERP Operating LP, 3.375%, due 06/01/25		225,000	237,433
Exelon Corp., 3.400%, due 04/15/26		185,000	193,449
Express Scripts Holding Co., 2.250%, due 06/15/19		225,000	228,823
Exxon Mobil Corp., 3.567%, due 03/06/45		65,000	67,225
4.114%, due 03/01/46		130,000	146,314
FedEx Corp., 1.625%, due 01/11/27	EUR	150,000	169,318
3.250%, due 04/01/26		$65,000	67,723
Fifth Third Bank, 2.875%, due 10/01/21		345,000	356,387
Five Corners Funding Trust, 4.419%, due 11/15/23[2]		235,000	253,722
Ford Motor Credit Co. LLC, 3.000%, due 06/12/17		680,000	689,670
Freeport-McMoRan, Inc., 3.550%, due 03/01/22[6]		350,000	308,000
3.875%, due 03/15/23[6]		235,000	205,625
General Electric Co., 1.875%, due 05/28/27	EUR	120,000	147,266
4.125%, due 10/09/42		$140,000	154,098
4.375%, due 09/16/20		117,000	130,320
Series A, 6.750%, due 03/15/32		167,000	234,484
General Motors Financial Co., Inc., 3.500%, due 07/10/19		240,000	248,339
Georgia Power Co., 5.400%, due 06/01/40		125,000	155,139
Gilead Sciences, Inc., 2.050%, due 04/01/19		150,000	153,613
3.650%, due 03/01/26		55,000	59,841
4.750%, due 03/01/46		95,000	107,870
4.800%, due 04/01/44		185,000	209,075
Glencore Funding LLC, 2.500%, due 01/15/19[2]		60,000	57,675
3.125%, due 04/29/19[2]		230,000	224,250
Goldman Sachs Group, Inc., 1.375%, due 07/26/22[1]	EUR	625,000	711,013
2.625%, due 04/25/21		$155,000	157,207
5.150%, due 05/22/45		180,000	187,573
Halliburton Co., 3.800%, due 11/15/25		80,000	83,158
5.000%, due 11/15/45		95,000	103,570

UBS Dynamic Alpha Fund

Portfolio of investments

June 30, 2016

	Face amount		Value
Bonds—(Continued)
Corporate bonds—(Continued)
United States—(Continued)
Hartford Financial Services Group, Inc., 4.300%, due 04/15/43		$155,000	$154,930
HCP, Inc., 3.875%, due 08/15/24		210,000	211,255
Illinois Tool Works, Inc., 1.250%, due 05/22/23	EUR	260,000	300,484
International Business Machines Corp., 3.375%, due 08/01/23		$260,000	282,089
JPMorgan Chase & Co., 3.200%, due 01/25/23		1,500,000	1,555,373
3.875%, due 09/10/24		125,000	129,329
Juniper Networks, Inc., 4.500%, due 03/15/24		200,000	211,927
Kellogg Co., 1.875%, due 11/17/16		180,000	180,707
Kinder Morgan Energy Partners LP, 5.000%, due 10/01/21		145,000	153,571
5.000%, due 03/01/43		305,000	288,949
Kinder Morgan, Inc., 5.625%, due 11/15/23[2]		90,000	96,437
Kraft Heinz Foods Co., 4.875%, due 02/15/25[2]		155,000	170,025
5.000%, due 06/04/42		220,000	252,759
Liberty Mutual Group, Inc., 2.750%, due 05/04/26[1]	EUR	140,000	158,607
4.250%, due 06/15/23[2]		$300,000	318,793
Lincoln National Corp., 4.200%, due 03/15/22		335,000	359,353
Lowe's Cos., Inc., 4.250%, due 09/15/44		215,000	239,355
Marathon Oil Corp., 3.850%, due 06/01/25		175,000	160,853
Marathon Petroleum Corp., 3.625%, due 09/15/24		250,000	245,608
McDonald's Corp., 1.000%, due 11/15/23[1]	EUR	200,000	226,343
2.750%, due 12/09/20		$145,000	151,395
Medtronic, Inc., 3.150%, due 03/15/22		250,000	266,826
4.625%, due 03/15/45		85,000	100,023
Mellon Capital III, 6.369%, due 09/05/66[3]	GBP	350,000	464,773
Merck & Co., Inc., 1.875%, due 10/15/26	EUR	125,000	153,437
3.700%, due 02/10/45		$85,000	89,345
Metropolitan Life Global Funding I, 1.250%, due 09/17/21[1]	EUR	565,000	648,165
	Face amount		Value
Microsoft Corp., 3.500%, due 11/15/42		$175,000	$172,607
Molson Coors Brewing Co., 3.000%, due 07/15/26		90,000	89,960
Mondelez International, Inc., 2.375%, due 01/26/21	EUR	410,000	492,172
Monongahela Power Co., 5.400%, due 12/15/43[2]		$125,000	156,997
Monsanto Co., 4.200%, due 07/15/34		140,000	140,302
Morgan Stanley, 2.375%, due 07/23/19		660,000	670,889
2.500%, due 04/21/21		265,000	267,801
2.650%, due 01/27/20		350,000	355,800
4.350%, due 09/08/26		215,000	225,033
6.375%, due 07/24/42		95,000	128,226
NBCUniversal Media LLC, 4.375%, due 04/01/21		610,000	683,617
Occidental Petroleum Corp., 4.625%, due 06/15/45		95,000	106,013
Oncor Electric Delivery Co. LLC, 7.000%, due 05/01/32		96,000	133,682
Oracle Corp., 2.400%, due 09/15/23		410,000	411,947
Pacific Gas & Electric Co., 6.050%, due 03/01/34		200,000	266,606
PacifiCorp, 6.000%, due 01/15/39		245,000	331,405
Petroleos Mexicanos, 5.500%, due 02/24/25[1]	EUR	160,000	194,872
Pfizer, Inc., 5.200%, due 08/12/20		$330,000	378,154
Philip Morris International, Inc., 4.250%, due 11/10/44		230,000	252,807
Phillips 66, 4.650%, due 11/15/34		115,000	122,654
Phillips 66 Partners LP, 4.680%, due 02/15/45		80,000	73,902
Plains All American Pipeline LP/PAA Finance Corp., 5.000%, due 02/01/21[6]		65,000	68,605
PNC Funding Corp., 2.700%, due 09/19/16		195,000	195,449
PPL Capital Funding, Inc., 4.700%, due 06/01/43		135,000	146,705
Reynolds American, Inc., 4.450%, due 06/12/25		130,000	145,251
5.700%, due 08/15/35		60,000	73,062
SABMiller Holdings, Inc., 3.750%, due 01/15/22[2]		390,000	418,224
Schlumberger Holdings Corp., 3.000%, due 12/21/20[2]		175,000	182,535

UBS Dynamic Alpha Fund

Portfolio of investments

June 30, 2016

	Face amount		Value
Bonds—(Concluded)
Corporate bonds—(Concluded)
United States—(Concluded)
Sempra Energy, 6.000%, due 10/15/39		$200,000	$250,991
Southern Co., 3.250%, due 07/01/26		260,000	270,293
4.400%, due 07/01/46		240,000	258,168
Southwestern Electric Power Co., 6.200%, due 03/15/40		270,000	336,395
SunTrust Bank, 1.350%, due 02/15/17		320,000	320,385
SunTrust Banks, Inc., 2.350%, due 11/01/18		280,000	284,771
Swiss Re Treasury US Corp., 4.250%, due 12/06/42[2]		200,000	208,689
Target Corp., 3.625%, due 04/15/46		130,000	133,399
Teachers Insurance & Annuity Association of America, 4.900%, due 09/15/44[2]		145,000	161,097
Thermo Fisher Scientific, Inc., 2.400%, due 02/01/19		180,000	183,130
Time Warner Cable, Inc., 4.500%, due 09/15/42		150,000	139,889
5.000%, due 02/01/20		525,000	570,691
Time Warner, Inc., 2.950%, due 07/15/26		110,000	110,889
Transocean, Inc., 6.500%, due 11/15/20[6]		810,000	719,847
6.800%, due 03/15/38		150,000	97,875
Union Pacific Corp., 4.050%, due 11/15/45		105,000	113,798
United Technologies Corp., 1.250%, due 05/22/23	EUR	110,000	126,516
UnitedHealth Group, Inc., 2.700%, due 07/15/20		$120,000	124,994
US Bank NA, 1.350%, due 01/26/18		310,000	311,158
Valero Energy Corp., 6.625%, due 06/15/37		250,000	273,478
Verizon Communications, Inc., 2.625%, due 02/21/20		612,000	633,017
3.000%, due 11/01/21		140,000	146,794
4.500%, due 09/15/20		160,000	177,651
6.550%, due 09/15/43		570,000	766,557
Wachovia Corp., 5.750%, due 02/01/18		625,000	668,894
Walgreens Boots Alliance, Inc., 3.800%, due 11/18/24		210,000	222,590
Williams Partners LP, 4.300%, due 03/04/24		230,000	216,461
	Face amount		Value
Xcel Energy, Inc., 4.800%, due 09/15/41		$120,000	$138,003
Zimmer Biomet Holdings, Inc., 3.150%, due 04/01/22		185,000	189,678
4.450%, due 08/15/45		195,000	198,581
Total United States corporate bonds			44,238,924
Virgin Islands, British: 0.11%
CNPC General Capital Ltd., 3.400%, due 04/16/23[2]		250,000	255,892
Total corporate bonds (cost $92,576,560)			91,095,093
Collateralized debt obligation: 0.00%[7]
Cayman Islands: 0.00%[7]
LNR CDO Ltd., Series 2006-1A, Class FFX, 7.592%, due 05/28/43[8] (cost $8,101,618)		8,000,000	0
Commercial mortgage-backed security: 0.08%
United Kingdom: 0.08%
Tesco Property Finance 4 PLC, 5.801%, due 10/13/40[1] (cost $239,304)	GBP	138,026	169,722
Mortgage & agency debt security: 0.00%[7]
United States: 0.00%[7]
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-7, Class B11, 2.987%, due 04/25/35[3] (cost $34,348)		$280,231	9,310
US government obligation: 14.16%
US Treasury Inflation Indexed Note (TIPS), 0.625%, due 01/15/26[9] (cost $31,240,064)		30,130,000	31,955,205
Total bonds (cost $132,191,894)			123,229,330
	Shares
Short-term investments: 34.94%
Investment company: 11.69%
JPMorgan U.S. Government Money Market Fund, Capital Shares (cost $26,384,956)		26,384,956	26,384,956

UBS Dynamic Alpha Fund

Portfolio of investments

June 30, 2016

	Face amount	Value
US government obligations: 23.25%
US Treasury Bills
0.360%, due 09/15/16[10]	$26,500,000	$26,487,890
0.428%, due 08/18/16[6,10]	26,000,000	25,992,439
Total US government obligations (cost $52,465,023)		52,480,329
Total short-term investments (cost $78,849,979)		78,865,285
	Number of contracts
Options purchased: 0.94%
Call options: 0.14%
EURO STOXX 50 Index, strike @ EUR 3,150.00, expires September 2016	1,018	215,778
iShares MSCI Emerging Markets ETF, strike @ USD 36.50, expires September 2016	2,020	90,900
		306,678
	Number of contracts	Value
Put options: 0.80%
S&P 500 Index, strike @ USD 1,800.00, expires December 2017	177	$1,807,170
Total options purchased (cost $3,008,892)		2,113,848
	Shares
Investment of cash collateral from securities loaned: 0.46%
JPMorgan U.S. Government Money Market Fund, Capital Shares (cost $1,048,138)	1,048,138	1,048,138
Total investments: 90.93% (cost $215,098,903)		205,256,601
Cash and other assets, less liabilities: 9.07%		20,480,522
Net assets: 100.00%		$225,737,123

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was $214,248,901; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$2,867,302
Gross unrealized depreciation	(11,859,602)
Net unrealized depreciation of investments	$(8,992,300)

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 110. Portfolio footnotes begin on page 23.

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
BB	USD	11,007,831	KRW	12,707,000,000	09/21/16	$15,186
CIBC	GBP	8,525,000	USD	12,448,410	09/21/16	1,090,740
CIBC	USD	1,161,422	NZD	1,660,000	09/21/16	19,040
GSI	CHF	855,000	USD	889,345	09/21/16	9,737
GSI	INR	1,271,380,000	USD	18,514,775	09/21/16	(63,387)
GSI	USD	15,428,086	AUD	21,070,000	09/21/16	240,534
HSBC	HKD	15,910,000	USD	2,050,735	09/21/16	(2,013)
HSBC	USD	4,633,492	MXN	87,020,000	09/21/16	88,385
JPMCB	USD	1,386,934	EUR	1,225,000	09/21/16	(23,513)
JPMCB	USD	678,228	EUR	615,000	09/21/16	6,265
JPMCB	USD	10,137,168	TWD	325,100,000	09/21/16	(41,427)

UBS Dynamic Alpha Fund

Portfolio of investments

June 30, 2016

Forward foreign currency contracts (Concluded)

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
MSC	NZD	14,995,000	USD	10,380,229	09/21/16	$(283,045)
SSB	AUD	21,070,000	USD	15,604,358	09/21/16	(64,262)
SSB	JPY	191,900,000	USD	1,786,216	09/21/16	(77,195)
SSB	KRW	12,707,000,000	USD	10,957,428	09/21/16	(65,590)
SSB	TWD	325,100,000	USD	10,089,067	09/21/16	(6,674)
SSB	USD	1,207,111	COP	3,635,817,000	09/21/16	16,924
SSB	USD	18,751,917	INR	1,271,380,000	09/21/16	(173,755)
SSB	USD	1,187,607	RUB	79,629,038	09/21/16	31,747
WBC	CAD	18,540,000	USD	14,499,055	09/21/16	146,400
WBC	EUR	38,140,000	USD	43,517,282	09/21/16	1,067,578
Net unrealized appreciation on forward foreign currency contracts						$1,931,675

Futures contracts

	Expiration date	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
US Treasury futures sell contracts:
US Ultra Bond, 5 contracts (USD)	September 2016	$(873,899)	$(931,875)	$(57,976)
2 Year US Treasury Notes, 266 contracts (USD)	September 2016	(58,045,812)	(58,341,281)	(295,469)
5 Year US Treasury Notes, 58 contracts (USD)	September 2016	(6,957,254)	(7,085,515)	(128,261)
10 Year US Treasury Notes, 517 contracts (USD)	September 2016	(66,907,948)	(68,752,922)	(1,844,974)
Index futures buy contracts:
EURO STOXX 50 Index, 204 contracts (EUR)	September 2016	6,782,457	6,484,544	(297,913)
Hong Kong Hang Seng China Enterprise Index, 287 contracts (HKD)	July 2016	15,283,812	16,275,613	991,801
KOSPI 200 Index, 57 contracts (KRW)	September 2016	6,065,762	6,081,512	15,750
TOPIX Index, 156 contracts (JPY)	September 2016	19,806,877	19,073,170	(733,707)
Index futures sell contracts:
FTSE China A50 Index, 560 contracts (USD)	July 2016	(5,057,980)	(5,217,330)	(159,350)
NIKKEI 225 Index, 121 contracts (JPY)	September 2016	(19,098,473)	(18,504,966)	593,507
Interest rate futures buy contracts:
Canadian Government 10 Year Bond, 452 contracts (CAD)	September 2016	50,571,272	51,793,088	1,221,816
Interest rate futures sell contracts:
Euro-Bund, 89 contracts (EUR)	September 2016	(16,197,172)	(16,506,067)	(308,895)
Long Gilt, 6 contracts (GBP)	September 2016	(992,594)	(1,026,314)	(33,720)
Net unrealized depreciation on futures contracts				$(1,037,391)

Interest rate swap agreements

Counterparty	Notional amount		Termination date	Payments made by the Fund[11]	Payments received by the Fund[11]	Upfront payments	Value	Unrealized appreciation/ (depreciation)
DB	EUR	32,600,000	11/01/21	2.698%	6 month EURIBOR	$—	$(6,061,077)	$(6,061,077)
GSI	EUR	31,200,000	06/21/21	6 month EURIBOR	3.325%	—	5,993,997	5,993,997
						$—	$(67,080)	$(67,080)

UBS Dynamic Alpha Fund

Portfolio of investments

June 30, 2016

Credit default swaps on corporate issues—buy protection12

Counterparty	Referenced obligation[13]	Notional amount		Termination date	Payments made by the Fund[11]	Upfront payments received	Value	Unrealized appreciation/ (depreciation)
BB	METRO AG bond, 3.375%, due 03/01/19	EUR	455,000	06/20/20	1.000%	$2,265	$880	$3,145
CITI	HSBC Bank PLC bond, 4.000%, due 03/20/20	EUR	325,000	03/20/20	1.000	8,027	(1,531)	6,496
JPMCB	Bayer AG bond, 5.625%, due 05/23/18	EUR	585,000	03/20/18	1.000	4,646	(8,462)	(3,816)
JPMCB	Pfizer, Inc. bond, 4.650%, due 03/01/18	USD	1,345,000	06/20/20	1.000	41,856	(43,015)	(1,159)
						$56,794	$(52,128)	$4,666

Credit default swaps on corporate issues—sell protection14

Counterparty	Referenced obligation[13]	Notional amount		Termination date	Payments received by the Fund[11]	Upfront Payments (made)/ received	Value	Unrealized appreciation/ (depreciation)	Credit spread[15]
CITI	Glencore International AG bond, 6.500%, due 02/27/19	EUR	355,000	06/20/19	1.000%	$14,753	$(20,297)	$(5,544)	2.800%
CITI	Standard Chartered Bank PLC bond, 0.000%, due 03/20/20	EUR	325,000	03/20/20	1.000	(926)	(3,853)	(4,779)	1.300
GSI	Freeport-McMoran, Inc. bond, 3.550%, due 03/01/22	USD	290,000	12/20/19	1.000	9,980	(28,227)	(18,247)	4.018
JPMCB	Lanxess AG bond, 4.125%, due 05/23/18	EUR	595,000	06/20/19	1.000	5,701	12,869	18,570	0.361
JPMCB	Teck Resources Ltd. bond, 3.150%, due 01/15/17	USD	420,000	12/20/19	1.000	28,709	(58,797)	(30,088)	5.390
JPMCB	Teck Resources Ltd. bond, 3.150%, due 01/15/17	USD	90,000	03/20/20	1.000	5,393	(14,469)	(9,076)	5.766
						$63,610	$(112,774)	$(49,164)

Centrally cleared credit default swaps on credit indices—buy protection12

Referenced index[13]	Notional amount		Termination date	Payments made by the Fund[11]	Value	Unrealized appreciation
iTraxx Europe Series 25 Index	EUR	4,070,000	06/20/21	1.000%	$(43,959)	$8,723

UBS Dynamic Alpha Fund

Portfolio of investments

June 30, 2016

Centrally cleared credit default swaps on credit indices—sell protection14

Referenced index[13]	Notional amount		Termination date	Payments received by the Fund[11]	Value	Unrealized appreciation	Credit spread[15]
iTraxx Europe Crossover Series 25 Index	EUR	6,860,000	06/20/21	5.000%	$436,928	$240	3.708%

Written options activity for the year ended June 30, 2016 was as follows:

	Number of contracts	Premiums received
Options outstanding at June 30, 2015	1,615	$1,155,635
Options written	9,952	8,875,781
Options terminated in closing purchase transactions	(11,567)	(10,031,416)
Options expired prior to exercise	—	—
Options outstanding at June 30, 2016	—	$—

The following is a summary of the fair valuations according to the inputs used as of June 30, 2016 in valuing the Fund's investments:

Description	Investments measured at fair value using the net asset value per share (or its equivalent) practical expedient at 6/30/2016[a]	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Corporate bonds	$—	$—	$91,095,093	$—	$91,095,093
Collateralized debt obligation	—	—	—	0	0
Commercial mortgage-backed security	—	—	169,722	—	169,722
Mortgage & agency debt security	—	—	9,310	—	9,310
US government obligation	—	—	31,955,205	—	31,955,205
Short-term investments	—	—	78,865,285	—	78,865,285
Options purchased	—	2,113,848	—	—	2,113,848
Investment of cash collateral from securities loaned	—	—	1,048,138	—	1,048,138
Forward foreign currency contracts	—	—	2,732,536	—	2,732,536
Futures contracts	—	1,221,816	1,601,058	—	2,822,874
Swap agreements, at value	—	—	6,444,674	—	6,444,674
Total	$—	$3,335,664	$213,921,021	$0	$217,256,685
Liabilities
Forward foreign currency contracts	$—	$—	$(800,861)	$—	$(800,861)
Futures contracts	—	(2,669,295)	(1,190,970)	—	(3,860,265)
Swap agreements, at value	—	—	(6,283,687)	—	(6,283,687)
Total	$—	$(2,669,295)	$(8,275,518)	$—	$(10,944,813)

a  In accordance with Accounting Standards Update No. 2015-07, certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Portfolio of investments.

UBS Dynamic Alpha Fund

Portfolio of investments

June 30, 2016

At June 30, 2016, $1,601,058 and $(1,190,970) of futures contracts were classified within Level 2 of the fair value hierarchy pursuant to the Fund's fair valuation procedures for foreign portfolio holdings.

Level 3 Rollforward Disclosure

Collateralized debt obligation
Assets
Beginning balance	$0
Purchases	—
Issuances	—
Sales	—
Accrued discounts (premiums)	(3,784)
Total realized gain (loss)	—
Change in net unrealized appreciation (depreciation)	3,784
Transfers into Level 3	—
Transfers out of Level 3	—
Ending balance	$0

The change in net unrealized appreciation (depreciation) relating to the Level 3 investments held at June 30, 2016 was $3,784.

Portfolio footnotes

1  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. At June 30, 2016, these securities amounted to $32,151,277 or 14.24% of net assets.

2  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2016, the value of these securities amounted to $7,098,950 or 3.14% of net assets.

3  Variable or floating rate security—The interest rate shown is the current rate as of June 30, 2016 and changes periodically.

4  Security matures in 3015.

5  Perpetual investment. Date shown reflects the next call date.

6  Security, or portion thereof, was on loan at June 30, 2016.

7  Amount represents less than 0.005%.

8  Illiquid investment as of June 30, 2016.

9  Debt security whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the securities is fixed, while the principal value rises or falls based on changes in an index. Thus, if inflation occurs, the principal and interest payments on the securities are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the securities' principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the securities generally pay lower interest rates than typical government securities from the issuer's country. Only if inflation occurs will securities offer a higher real yield than a conventional security of the same maturity.

10  Rate shown is the discount rate at the date of purchase.

11  Payments made or received are based on the notional amount.

12  If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index/obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index/obligation.

UBS Dynamic Alpha Fund

Portfolio of investments

June 30, 2016

13  Payments from/to the counterparty will be received/made upon the occurrence of bankruptcy and/or restructuring event with respect to the referenced index/obligation.

14  If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index/obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index/obligation.

15  Credit spreads, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default or other credit event occurring for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as "Defaulted" indicates a credit event has occurred for the referenced entity. Credit spreads are unaudited.

The table below details the Fund's investments in funds advised by the same Advisor as the Fund. The Advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 06/30/15	Purchases during the year ended 06/30/16	Sales during the year ended 06/30/16	Value 06/30/16	Net income earned from affiliate for the year ended 06/30/16
UBS Cash Management Prime Relationship Fund	$26,421,851	$100,490,025	$126,911,876	$—	$8,639
UBS Private Money Market Fund LLC[b]	1,558,438	19,141,662	20,700,100	—	1,278
	$27,980,289	$119,631,687	$147,611,976	$—	$9,917

b  The Advisor earned a management fee from this affiliated fund. Please see the Notes to financial statements for further information.

See accompanying notes to financial statements.

UBS Global Allocation Fund

Portfolio performance (unaudited)

For the 12 months ended June 30, 2016, Class A shares of UBS Global Allocation Fund (the "Fund") returned -4.81% (Class A shares returned -10.08% after the deduction of the maximum sales charge), while Class P shares returned -4.50%. In contrast, the Fund's benchmark, the 60% MSCI All Country World Index (net)/40% Citigroup World Government Bond Index (Hedged in USD), returned 1.42% during the same time period. For comparison purposes, the MSCI All Country World Index (net) returned -3.73% and the Citigroup World Government Bond Index (Hedged in USD) returned 8.84% over the same period. (Class P shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 27. Please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while index returns do not reflect the deduction of fees and expenses.)

The Fund produced a negative absolute return during the reporting period and underperformed the benchmark. Negative performance was primarily due to our active market allocation strategy.

During the review period, we used derivatives for risk management purposes and as a tool to help enhance returns across various strategies. With respect to our active currency strategy, utilizing currency forwards had a direct positive impact on Fund performance. We used a variety of equity and fixed income options, futures and swaps to implement our market allocation strategy. Derivatives were just one tool, among others, that we used to implement our market allocation strategy. These derivatives, in aggregate, detracted from performance during the reporting period.

Portfolio performance summary1

What worked:

•  Certain active equity positions added to performance.

  – The Fund's overweight to North Asian equities relative to broader emerging markets contributed to results over the reporting period. North Asian countries are net importers of oil and are experiencing healthier current account balances.

  – The Fund benefited from a relative value trade of long German equities versus Swedish equities, which outperformed after a sustained dislocation between the two markets.

•  Certain active fixed income positions were positive for results.

  – The Fund's allocation to global corporate bonds added value on a relative basis.

  – The Fund held an overweight position in UK government bonds, which served as a source of yield pick-up within the fixed income holdings.

1  For a detailed commentary on the market environment in general during the reporting period, see pages 3-4.

UBS Global Allocation Fund

•  Overall, the portfolio's active currency positions were additive for performance.

  – The Fund maintained an overweight to the Japanese yen relative to the euro and US dollar. The yen benefited during this volatile time for its perceived safe haven status.

  – The Fund maintained an overweight to the Mexican peso relative to the Malaysian ringgit. Chinese trading partners such as Malaysia suffered amid heightened growth concerns.

•  Overall, the portfolio's bottom-up security selection was positive for results.

  – Positive security selection came from within US equities and emerging market equities.

What didn't work:

•  Certain equity trades detracted from performance during the reporting period.

  – An overweight to non-US developed equities—particularly the eurozone and Japan—detracted from performance given concerns surrounding a global growth slowdown and economic linkages with China.

  – The Fund's relative value trade of long Dutch versus UK equities detracted from performance.

•  Certain fixed income allocations were headwinds for results.

  – The Fund's overall underweight to global ex-US bonds detracted from performance. In particular, the Fund's underweight to European bonds and Japanese bonds detracted from returns as global sovereign bonds benefited from heightened risk aversion and underwhelming global economic developments.

  – The Fund's performance was negatively impacted by a short US duration position, as US yields were flat to slightly down across the curve during the reporting period.

•  Certain active currency positions were negative for results relative to the benchmark.

  – The biggest detractor from performance was the Fund's overweight in the Swedish krona over the euro. The Swedish Riksbank cut rates and expanded their quantitative easing program and the euro rebounded from its lows, causing this trade to detract from results.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended June 30, 2016. The views and opinions in the letter were current as of August 15, 2016. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com/am-us.

UBS Global Allocation Fund

Average annual total returns for periods ended 06/30/16 (unaudited)

	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(4.81)%	2.58%	2.66%
Class C2	(5.49)	1.77	1.86
Class P3	(4.50)	2.88	2.95
After deducting maximum sales charge
Class A1	(10.08)%	1.42%	2.08%
Class C2	(6.42)	1.77	1.86
MSCI All Country World Index (net)[4]	(3.73)%	5.38%	4.26%
Citigroup World Government Bond Index (Hedged in USD)[5]	8.84	5.11	4.97
60% MSCI All Country World Index (net)/40% Citigroup World Government Bond Index (Hedged in USD)[6]	1.42	5.54	4.96

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2015 prospectuses were as follows: Class A—1.39% and 1.39%; Class C—2.17% and 2.17%; Class P—1.11% and 1.11%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Asset Management (Americas) Inc. (formerly, UBS Global Asset Management (Americas) Inc.), the Fund's investment advisor ("UBS AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, and extraordinary expenses) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, and extraordinary expenses), through the period ending October 27, 2016, do not exceed 1.35% for Class A shares, 2.10% for Class C shares and 1.10% for Class P shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS AM (Americas)'s three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The MSCI All Country World Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

5  The Citigroup World Government Bond Index (Hedged in USD) is an unmanaged market capitalization-weighted index designed to measure the performance of fixed-rate, local currency, investment-grade sovereign bonds with a one-year minimum maturity and is hedged back to the US dollar. Investors should note that indices do not reflect the deduction of fees and expenses.

6  The 60% MSCI All Country World Index (net)/40% Citigroup World Government Bond Index (Hedged in USD) is a unmanaged blended benchmark compiled by the Advisor. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to February 17, 2015, if an investor sold or exchanged shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged was deducted at the time of the transaction, except as noted otherwise in the prospectus. For sales or exchanges taking place on or after February 17, 2015 but prior to August 3, 2015, there was a reduction in the redemption holding period from 90 days to 30 days. Effective August 3, 2015, the 1.00% redemption fee imposed on sales or exchanges of any class of shares of the funds made during the holding periods specified in the prospectus was eliminated. Please refer to the prospectus for further information.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

UBS Global Allocation Fund

Illustration of an assumed investment of $10,000 in Class A shares (adjusted for 5.5% maximum sales charge) and $5,000,000 in Class P shares (unaudited)

The following two graphs depict the performance of UBS Global Allocation Fund Class A and Class P shares versus the MSCI All Country World Index (net), Citigroup World Government Bond Index (Hedged in USD), and the 60% MSCI All Country World Index (net)/40% Citigroup World Government Bond Index (Hedged in USD) over the 10 years ended June 30, 2016. The performance of Class C shares will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

UBS Global Allocation Fund

Top ten equity holdings (unaudited)1

As of June 30, 2016

Percentage of net assets
Facebook, Inc., Class A	0.9%
Amazon.com, Inc.	0.9
Roche Holding AG	0.8
KDDI Corp.	0.7
Microsoft Corp.	0.7
Sony Corp.	0.6
Unilever NV CVA	0.6
Royal Dutch Shell PLC, Class A	0.6
Alphabet, Inc., Class A	0.6
AIA Group Ltd.	0.5
Total	6.9%

Top ten long-term fixed income holdings (unaudited)1

As of June 30, 2016

Percentage of net assets
US Treasury Notes, 0.750%, due 02/28/18	1.1%
US Treasury Notes, 0.500%, due 11/30/16	0.8
US Treasury Notes, 1.000%, due 09/30/16	0.8
Japan Government Twenty Year Bond, 0.400%, due 03/20/36	0.7
New Zealand Government Bond, 2.000%, due 09/20/25	0.6
Commonwealth of Australia, 4.500%, due 04/15/20	0.5
Commonwealth of Australia, 5.500%, due 04/21/23	0.4
US Treasury Notes, 2.000%, due 11/30/22	0.4
New Zealand Government Bond, 5.500%, due 04/15/23	0.3
US Treasury Inflation Indexed Bonds (TIPS), 0.750%, due 02/15/45	0.3
Total	5.9%

Top five issuer breakdown by country or territory of origin (unaudited)2

As of June 30, 2016

Percentage of net assets
United States	29.0%
Japan	6.3
United Kingdom	4.8
Germany	1.9
Australia	1.7
Total	43.7%
1  Figures represent the direct investments of UBS Global Allocation Fund. Figures may be different if a breakdown of the underlying investment companies was included.

2  Figures represent the direct investments of UBS Global Allocation Fund. If a breakdown of the underlying investment companies was included, the country exposure percentages would be as follows: United States: 33.7%, Japan: 6.4%, United Kingdom: 6.1%, Germany: 2.2%, and Australia: 2.3%.

UBS Global Allocation Fund

Industry diversification (unaudited)1

As a percentage of net assets as of June 30, 2016

Common stocks
Aerospace & defense	0.87%
Airlines	0.79
Auto components	0.60
Automobiles	0.93
Banks	2.81
Beverages	0.88
Biotechnology	2.02
Capital markets	0.46
Chemicals	1.42
Communications equipment	0.09
Construction materials	0.41
Consumer finance	0.33
Diversified financial services	1.17
Diversified telecommunication services	0.86
Electric utilities	0.47
Electrical equipment	0.61
Electronic equipment, instruments & components	0.51
Energy equipment & services	0.30
Food & staples retailing	0.21
Food products	0.98
Health care equipment & supplies	0.67
Health care providers & services	0.97
Hotels, restaurants & leisure	1.23
Household durables	0.60
Industrial conglomerates	0.93
Insurance	1.88
Internet & catalog retail	1.19
Internet software & services	2.05
IT services	0.90
Life sciences tools & services	0.22
Machinery	0.90
Marine	0.19
Media	1.02
Metals & mining	0.73
Multiline retail	0.03
Oil, gas & consumable fuels	2.87
Personal products	0.83
Pharmaceuticals	1.89
Professional services	0.23
Real estate investment trust (REIT)	0.96
Real estate management & development	0.28
Road & rail	0.52
Semiconductors & semiconductor equipment	2.09
Software	2.03
Specialty retail	1.27
Technology hardware, storage & peripherals	0.58
Textiles, apparel & luxury goods	0.32
Tobacco	0.87%
Trading companies & distributors	0.36
Wireless telecommunication services	1.12
Total common stocks	46.45%
Bonds
US government obligations	6.05
Non-US government obligations	5.25
Total bonds	11.30%
Investment companies
iShares Edge MSCI Minimum Volatility Emerging Markets ETF	4.36
iShares JP Morgan USD Emerging Markets Bond ETF	4.63
UBS Global Corporate Bond Relationship Fund	10.13
UBS-HALO Emerging Markets Equity Relationship Fund	6.88
Total investment companies	26.00%
Short-term investment	13.14
Options purchased	0.09
Investment of cash collateral from securities loaned	6.27
Total investments	103.25%
Liabilities, in excess of cash and other assets	(3.25)
Net assets	100.00%

1  Figures represent the direct investments of UBS Global Allocation Fund. Figures may be different if a breakdown of the underlying investment companies was included.

UBS Global Allocation Fund

Portfolio of investments

June 30, 2016

	Shares	Value
Common stocks: 46.45%
Australia: 0.42%
Westfield Corp., REIT	208,479	$1,674,645
Austria: 0.26%
Erste Group Bank AG	44,477	1,012,652
Canada: 1.48%
Canadian Pacific Railway Ltd.[1]	7,692	990,653
Husky Energy, Inc.	91,371	1,115,307
Suncor Energy, Inc.	65,809	1,825,608
Toronto-Dominion Bank	45,800	1,966,782
Total Canada common stocks		5,898,350
China: 1.15%
AIA Group Ltd.	368,517	2,216,160
Jardine Matheson Holdings Ltd.	26,600	1,555,135
Power Assets Holdings Ltd.	85,000	781,534
Total China common stocks		4,552,829
Denmark: 0.45%
AP Moeller - Maersk A/S, Class B	573	748,427
Danske Bank A/S	39,935	1,051,104
Total Denmark common stocks		1,799,531
Finland: 0.38%
Sampo Oyj, Class A	36,860	1,507,438
France: 0.90%
Danone SA	17,477	1,223,086
Renault SA	15,858	1,197,240
Schneider Electric SE	20,169	1,176,674
Total France common stocks		3,597,000
Germany: 1.91%
Deutsche Telekom AG	75,240	1,283,013
Fresenius SE & Co. KGaA	26,737	1,964,569
HeidelbergCement AG	14,177	1,067,982
KION Group AG	23,764	1,151,793
MTU Aero Engines AG	5,957	556,550
Thyssenkrupp AG	61,950	1,245,217
TUI AG	30,204	343,780
Total Germany common stocks		7,612,904
Ireland: 1.07%
ICON PLC*	12,419	869,454
Perrigo Co. PLC	3,920	355,426
Ryanair Holdings PLC ADR	17,592	1,223,348
Shire PLC	29,030	1,794,127
Total Ireland common stocks		4,242,355
	Shares	Value
Israel: 0.50%
Check Point Software Technologies Ltd.*	20,700	$1,649,376
Teva Pharmaceutical Industries Ltd. ADR	6,816	342,368
Total Israel common stocks		1,991,744
Italy: 0.63%
Autogrill SpA	98,670	797,714
Banca Mediolanum SpA	129,731	890,414
Intesa Sanpaolo SpA	434,223	827,070
Total Italy common stocks		2,515,198
Japan: 5.56%
ABC-Mart, Inc.	18,200	1,221,434
Alps Electric Co., Ltd.	44,200	839,725
Hino Motors Ltd.	96,600	962,132
Inpex Corp.	110,100	861,048
Japan Airlines Co., Ltd.	44,600	1,434,899
KDDI Corp.	91,500	2,782,491
Matsui Securities Co., Ltd.	104,900	867,618
Mitsui Fudosan Co., Ltd.	48,000	1,101,638
Nidec Corp.	16,500	1,256,030
ORIX Corp.	120,000	1,552,856
Shin-Etsu Chemical Co., Ltd.	23,600	1,382,689
Sony Corp.	80,400	2,368,743
Sumitomo Electric Industries Ltd.	79,600	1,053,541
THK Co., Ltd.[1]	31,700	540,308
Tokyo Electron Ltd.	19,500	1,647,920
Toyota Industries Corp.	17,100	679,894
Toyota Motor Corp.	32,000	1,577,553
Total Japan common stocks		22,130,519
Macao: 0.16%
Sands China Ltd.	186,000	629,408
Netherlands: 1.46%
Heineken NV	19,894	1,824,714
Koninklijke DSM NV	22,802	1,315,457
NXP Semiconductors NV*	5,062	396,557
Royal Dutch Shell PLC, Class A	82,840	2,275,215
Total Netherlands common stocks		5,811,943
Norway: 0.27%
Telenor ASA	64,381	1,065,700
Singapore: 0.37%
Broadcom Ltd.	9,540	1,482,516

UBS Global Allocation Fund

Portfolio of investments

June 30, 2016

	Shares	Value
Common stocks—(Continued)
Spain: 0.76%
Banco Bilbao Vizcaya Argentaria SA	141,314	$809,652
Banco Santander SA	216,603	840,566
Mediaset Espana Comunicacion SA	120,572	1,361,091
Total Spain common stocks		3,011,309
Switzerland: 0.90%
Actelion Ltd.*	2,912	490,374
Roche Holding AG	11,728	3,094,782
Total Switzerland common stocks		3,585,156
United Kingdom: 4.82%
Aon PLC	5,800	633,534
ARM Holdings PLC	57,568	874,442
Ashtead Group PLC	100,852	1,440,563
Associated British Foods PLC	34,040	1,240,361
Atlassian Corp. PLC, Class A*[1]	14,600	378,140
BP PLC	337,547	1,975,837
Delphi Automotive PLC	10,669	667,879
HSBC Holdings PLC	253,282	1,569,222
Imperial Brands PLC	35,883	1,946,035
Lloyds Banking Group PLC	1,887,902	1,367,390
London Stock Exchange Group PLC	39,150	1,330,257
Next PLC	1,870	123,562
Noble Corp. PLC	22,300	183,752
Rio Tinto Ltd.	20,298	702,120
Rio Tinto PLC	30,141	936,377
Tesco PLC*	117,552	276,082
Unilever NV CVA	48,862	2,281,982
Vodafone Group PLC	404,426	1,233,038
Total United Kingdom common stocks		19,160,573
United States: 23.00%
Aflac, Inc.	8,969	647,203
Allergan PLC*	7,417	1,713,994
Allstate Corp.	16,385	1,146,131
Alnylam Pharmaceuticals, Inc.*	13,177	731,192
Alphabet, Inc., Class A*	3,185	2,240,743
Alphabet, Inc., Class C*	1,788	1,237,475
Amazon.com, Inc.*	4,968	3,555,200
American Express Co.	7,868	478,060
Apple, Inc.	18,756	1,793,074
Arista Networks, Inc.*[1]	5,548	357,180
Atara Biotherapeutics, Inc.*	12,402	279,169
Best Buy Co., Inc.	13,934	426,380
Catalent, Inc.*	15,232	350,184
Caterpillar, Inc.	7,121	539,843
	Shares	Value
CBS Corp. (Non-Voting), Class B	17,690	$963,044
CDW Corp.	9,637	386,251
Celgene Corp.*	12,586	1,241,357
Chevron Corp.	2,173	227,796
Chipotle Mexican Grill, Inc.*	1,233	496,603
Cobalt International Energy, Inc.*	80,658	108,082
Cognizant Technology Solutions Corp., Class A*	16,247	929,978
Colfax Corp.*	14,531	384,490
Cooper Cos., Inc.	3,894	668,094
Cornerstone OnDemand, Inc.*	15,623	594,611
Danaher Corp.	13,035	1,316,535
Digital Realty Trust, Inc., REIT	11,600	1,264,284
Dolby Laboratories, Inc., Class A	8,640	413,424
Dow Chemical Co.	12,282	610,538
Ecolab, Inc.	9,571	1,135,121
Eli Lilly & Co.	6,782	534,082
Emergent BioSolutions, Inc.*	7,126	200,383
Envision Healthcare Holdings, Inc.*	15,892	403,180
EOG Resources, Inc.	9,073	756,870
Estee Lauder Cos., Inc., Class A	11,032	1,004,133
Expedia, Inc.	3,647	387,676
Express Scripts Holding Co.*	9,261	701,984
Facebook, Inc., Class A*	32,966	3,767,354
First Data Corp., Class A*	20,042	221,865
General Electric Co.	26,155	823,359
General Motors Co.	33,044	935,145
Gilead Sciences, Inc.	11,292	941,979
Gulfport Energy Corp.*	3,931	122,883
Halliburton Co.	9,833	445,337
HeartWare International, Inc.*	12,518	722,914
Home Depot, Inc.	15,181	1,938,462
Honeywell International, Inc.	9,668	1,124,582
Impax Laboratories, Inc.*	7,267	209,435
Instructure, Inc.*[1]	16,945	321,955
Intuitive Surgical, Inc.*	758	501,349
Invesco Ltd.	15,300	390,762
Jabil Circuit, Inc.	21,466	396,477
JPMorgan Chase & Co.	21,321	1,324,887
Lam Research Corp.[1]	5,616	472,081
Laredo Petroleum, Inc.*[1]	52,247	547,548
Lexicon Pharmaceuticals, Inc.*[1]	98,642	1,415,513
Lincoln National Corp.	15,546	602,718
MacroGenics, Inc.*	5,025	135,625
Mallinckrodt PLC*	3,873	235,401
Marsh & McLennan Cos., Inc.	3,367	230,505
Martin Marietta Materials, Inc.	2,972	570,624
MasterCard, Inc., Class A	8,446	743,755
Maxim Integrated Products, Inc.	11,755	419,536
McDermott International, Inc.*	113,967	562,997
Medicines Co.*[1]	19,844	667,354

UBS Global Allocation Fund

Portfolio of investments

June 30, 2016

	Shares	Value
Common stocks—(Concluded)
United States—(Concluded)
MetLife, Inc.	12,878	$512,931
Micron Technology, Inc.*	70,208	966,062
Microsoft Corp.	52,267	2,674,502
Mondelez International, Inc., Class A	31,741	1,444,533
Morgan Stanley	21,811	566,650
NextEra Energy, Inc.	8,228	1,072,931
NIKE, Inc., Class B	14,167	782,018
Norfolk Southern Corp.	4,387	373,465
NVIDIA Corp.	7,367	346,323
Oasis Petroleum, Inc.*	64,678	604,092
ON Semiconductor Corp.*	40,475	356,989
PDC Energy, Inc.*	7,060	406,727
pdvWireless, Inc.*[1]	19,700	421,383
PepsiCo, Inc.	15,921	1,686,671
Philip Morris International, Inc.	14,828	1,508,304
Qorvo, Inc.*	9,194	508,060
S&P Global, Inc.	8,083	866,983
salesforce.com, Inc.*	20,077	1,594,315
SBA Communications Corp., Class A*	6,123	660,917
ServiceNow, Inc.*	11,579	768,846
Sherwin-Williams Co.	4,047	1,188,482
Silicon Laboratories, Inc.*	9,238	450,260
Simon Property Group, Inc., REIT	4,000	867,600
Skyworks Solutions, Inc.	6,127	387,716
SM Energy Co.	21,749	587,223
Starbucks Corp.	23,895	1,364,882
Synchrony Financial*	33,473	846,197
TG Therapeutics, Inc.*[1]	11,329	68,654
Time Warner, Inc.	9,050	665,537
TJX Cos., Inc.	18,954	1,463,817
T-Mobile US, Inc.*	10,282	444,902
TransDigm Group, Inc.*	3,153	831,415
TripAdvisor, Inc.*	12,356	794,491
Under Armour, Inc., Class A*[1]	6,222	249,689
Under Armour, Inc., Class C*	6,266	228,088
Union Pacific Corp.	8,291	723,390
United Continental Holdings, Inc.*	11,943	490,141
United Technologies Corp.	9,341	957,919
UnitedHealth Group, Inc.	5,520	779,424
US Bancorp	10,643	429,232
Verisk Analytics, Inc.*	11,340	919,447
Vertex Pharmaceuticals, Inc.*	8,730	750,955
Visa, Inc., Class A	22,639	1,679,135
VMware, Inc., Class A*[1]	17,836	1,020,576
Walgreens Boots Alliance, Inc.	6,844	569,900
Walt Disney Co.	10,925	1,068,683
Western Digital Corp.	10,801	510,455
Yum! Brands, Inc.	15,064	1,249,107
	Shares		Value
Zimmer Biomet Holdings, Inc.		6,560	$789,693
Total United States common stocks			91,516,458
Total common stocks (cost $187,208,519)			184,798,228
	Face amount
Bonds: 11.30%
US government obligations: 6.05%
US Treasury Bonds, 2.500%, due 02/15/46[1]		$1,250,000	1,302,784
2.750%, due 11/15/42		885,000	974,365
2.875%, due 05/15/43		565,000	635,757
2.875%, due 08/15/45		50,000	56,160
3.000%, due 11/15/45		275,000	316,475
8.000%, due 11/15/21		645,000	878,334
US Treasury Inflation Indexed Bonds (TIPS), 0.750%, due 02/15/45[2]		1,331,000	1,359,160
US Treasury Inflation Indexed Notes (TIPS), 0.125%, due 01/15/23[2]		700,000	735,276
US Treasury Notes, 0.500%, due 11/30/16		3,293,000	3,294,772
0.750%, due 02/28/18		4,375,000	4,387,302
0.875%, due 10/15/18[1]		510,000	512,730
1.000%, due 09/30/16[1]		3,289,000	3,294,305
1.125%, due 01/15/19		1,040,000	1,051,822
1.250%, due 03/31/21		1,065,000	1,077,605
1.375%, due 10/31/20		780,000	794,229
1.625%, due 12/31/19		160,000	164,437
1.625%, due 02/15/26		650,000	657,719
2.000%, due 11/30/22[1]		1,575,000	1,648,705
3.125%, due 04/30/17[1]		895,000	914,246
Total US government obligations (cost $23,470,988)			24,056,183
Non-US government obligations: 5.25%
Australia: 1.25%
Commonwealth of Australia, 4.500%, due 04/15/20[3]	AUD	2,320,000	1,916,580
4.500%, due 04/21/33[3]		1,248,000	1,203,632
5.500%, due 04/21/23[3]		2,000,000	1,841,440
			4,961,652
Austria: 0.05%
Republic of Austria, 1.200%, due 10/20/25[3,4]	EUR	87,000	106,940
3.150%, due 06/20/44[3,4]		56,000	99,263
			206,203

UBS Global Allocation Fund

Portfolio of investments

June 30, 2016

	Face amount		Value
Bonds—(Concluded)
Non-US government obligations—(Concluded)
Belgium: 0.08%
Kingdom of Belgium, 3.750%, due 06/22/45[3]	EUR	161,000	$306,870
Canada: 0.07%
Government of Canada, 2.250%, due 06/01/25	CAD	206,000	177,124
2.750%, due 12/01/64		82,000	85,778
			262,902
Finland: 0.02%
Republic of Finland, 0.500%, due 04/15/26[3,4]	EUR	85,000	97,488
France: 0.27%
France Government Bond OAT, 3.250%, due 05/25/45[3]		610,000	1,073,734
Ireland: 0.14%
Republic of Ireland, 2.000%, due 02/18/45[3]		418,000	545,406
Italy: 0.66%
Buoni Poliennali Del Tesoro, 2.500%, due 12/01/24		142,000	175,353
2.550%, due 09/15/41[2,3]		701,530	1,004,046
4.250%, due 02/01/19[3]		720,000	887,016
4.750%, due 09/01/44[3,4]		325,000	543,008
			2,609,423
Japan: 0.74%
Japan Government Twenty Year Bond, 0.400%, due 03/20/36	JPY	285,000,000	2,939,696
Netherlands: 0.06%
Kingdom of the Netherlands, 2.750%, due 01/15/47[3,4]	EUR	139,000	252,331
New Zealand: 1.32%
New Zealand Government Bond, 2.000%, due 09/20/25[2,3]	NZD	3,187,328	2,452,744
3.000%, due 04/15/20[3]		1,600,000	1,181,674
4.500%, due 04/15/27[3]		282,000	241,934
5.500%, due 04/15/23[3]		1,610,000	1,396,961
			5,273,313
	Face amount		Value
Spain: 0.59%
Kingdom of Spain, 3.300%, due 07/30/16	EUR	110,000	$122,432
3.750%, due 10/31/18		920,000	1,113,317
4.800%, due 01/31/24[3,4]		780,000	1,117,881
			2,353,630
Total Non-US government obligations (cost $20,057,252)			20,882,648
Total bonds (cost $43,528,240)			44,938,831
	Shares
Investment companies: 26.00%
iShares Edge MSCI Minimum Volatility Emerging Markets ETF		336,000	17,334,240
iShares JP Morgan USD Emerging Markets Bond ETF[1]		160,100	18,435,515
UBS Global Corporate Bond Relationship Fund*[5]		2,853,369	40,307,836
UBS-HALO Emerging Markets Equity Relationship Fund*[5]		807,248	27,386,277
Total investment companies (cost $102,473,245)			103,463,868
Short-term investment: 13.14%
Investment company: 13.14%
JPMorgan U.S. Government Money Market Fund, Capital Shares (cost $52,265,201)		52,265,201	52,265,201
	Number of contracts
Options purchased: 0.09%
Call options: 0.09%
EURO STOXX 50 Index, strike @ EUR 3,150.00, expires September 2016		891	188,859
iShares MSCI Emerging Markets ETF, strike @ USD 36.50, expires September 2016		3,542	159,390
Total options purchased (cost $901,580)			348,249

UBS Global Allocation Fund

Portfolio of investments

June 30, 2016

	Shares	Value
Investment of cash collateral from securities loaned: 6.27%
JPMorgan U.S. Government Money Market Fund, Capital Shares (cost $24,965,617)	24,965,617	$24,965,617
Total investments: 103.25% (cost $411,342,402)		410,779,994
Liabilities, in excess of cash and other assets: (3.25)%		(12,905,902)
Net assets: 100.00%		$397,874,092

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was $416,499,001; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$18,643,412
Gross unrealized depreciation	(24,362,419)
Net unrealized depreciation of investments	$(5,719,007)

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 110. Portfolio footnotes begin on page 38.

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
GSI	EUR	2,240,000	USD	2,554,926	09/20/16	$61,911
GSI	RUB	99,409,826	USD	1,485,392	09/20/16	(37,265)
GSI	TWD	274,800,000	USD	8,457,987	09/20/16	(75,544)
GSI	USD	5,325,588	INR	362,140,000	09/20/16	(32,925)
JPMCB	AUD	4,165,000	USD	3,072,279	09/20/16	(25,113)
JPMCB	GBP	1,770,000	USD	2,504,382	09/20/16	146,278
JPMCB	ILS	6,120,000	USD	1,585,246	09/20/16	(3,441)
JPMCB	JPY	335,800,000	USD	3,179,747	09/20/16	(80,836)
JPMCB	NOK	10,910,000	USD	1,321,372	09/20/16	17,912
JPMCB	USD	4,300,838	EUR	3,900,000	09/20/16	39,679
JPMCB	USD	3,817,051	EUR	3,370,000	09/20/16	(66,399)
JPMCB	USD	3,073,257	HKD	23,835,000	09/20/16	1,968
JPMCB	USD	1,109,892	PLN	4,335,000	09/20/16	(13,085)
JPMCB	USD	1,699,533	SGD	2,310,000	09/20/16	13,850
SSB	CHF	13,000,000	USD	13,534,716	09/20/16	161,333
SSB	EUR	8,050,000	USD	9,104,381	09/20/16	145,110
WBC	NZD	29,440,000	USD	20,681,276	09/20/16	(255,140)
Net unrealized depreciation on forward foreign currency contracts						$(1,707)

UBS Global Allocation Fund

Portfolio of investments

June 30, 2016

Futures contracts

	Expiration date	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
US Treasury futures buy contracts:
US Ultra Bond, 40 contracts (USD)	September 2016	$6,970,422	$7,455,000	$484,578
10 Year US Treasury Notes, 551 contracts (USD)	September 2016	71,384,124	73,274,391	1,890,267
US Treasury futures sell contracts:
2 Year US Treasury Notes, 375 contracts (USD)	September 2016	(81,735,180)	(82,248,047)	(512,867)
5 Year US Treasury Notes, 142 contracts (USD)	September 2016	(17,030,350)	(17,347,297)	(316,947)
Index futures buy contracts:
EURO STOXX 50 Index, 560 contracts (EUR)	September 2016	17,479,421	17,800,708	321,287
Hong Kong Hang Seng China Enterprise Index, 237 contracts (HKD)	July 2016	12,621,127	13,440,140	819,013
TOPIX Index, 253 contracts (JPY)	September 2016	32,122,691	30,932,769	(1,189,922)
Index futures sell contracts:
E-mini S&P 500 Index, 207 contracts (USD)	September 2016	(21,602,572)	(21,633,570)	(30,998)
FTSE 100 Index, 179 contracts (GBP)	September 2016	(14,071,676)	(15,396,961)	(1,325,285)
FTSE China A50 Index, 1,392 contracts (USD)	July 2016	(12,572,692)	(12,968,790)	(396,098)
Mini MSCI Emerging Markets Index, 581 contracts (USD)	September 2016	(23,514,232)	(24,248,035)	(733,803)
NIKKEI 225 Index, 227 contracts (JPY)	September 2016	(35,829,366)	(34,715,927)	1,113,439
Interest rate futures buy contracts:
Australian Government 3 Year Bond, 193 contracts (AUD)	September 2016	16,267,433	16,291,650	24,217
Canadian Government 10 Year Bond, 372 contracts (CAD)	September 2016	41,622,239	42,626,170	1,003,931
Euro Schatz, 33 contracts (EUR)	September 2016	4,095,634	4,104,016	8,382
Interest rate futures sell contracts:
Euro-BTP, 132 contracts (EUR)	September 2016	(20,707,875)	(20,890,511)	(182,636)
Long Gilt, 161 contracts (GBP)	September 2016	(26,217,743)	(27,539,422)	(1,321,679)
Net unrealized depreciation on futures contracts				$(345,121)

Centrally cleared credit default swaps on credit indices—sell protection6

Referenced index[7]	Notional amount		Termination date	Payments received by the Fund[8]	Value	Unrealized appreciation	Credit spread[9]
CDX.NA.HY. Series 25 Index	USD	21,000,000	12/20/20	5.000%	$878,955	$905,441	3.951%

Options written

Call options	Expiration date	Premiums received	Value
EURO STOXX 50 Index, 891 contracts, strike @ EUR 3,350.00	September 2016	$171,748	$(24,720)

UBS Global Allocation Fund

Portfolio of investments

June 30, 2016

Written options activity for the year ended June 30, 2016 was as follows:

	Number of contracts	Premiums received
Options outstanding at June 30, 2015	—	$—
Options written	891	171,748
Options terminated in closing purchase transactions	—	—
Options expired prior to exercise	—	—
Options outstanding at June 30, 2016	891	$171,748

The following is a summary of the fair valuations according to the inputs used as of June 30, 2016 in valuing the Fund's investments:

Description	Investments measured at fair value using the net asset value per share (or its equivalent) practical expedient at 6/30/2016[a]	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stocks	$—	$105,597,158	$79,201,070	$—	$184,798,228
US government obligations	—	—	24,056,183	—	24,056,183
Non-US government obligations	—	—	20,882,648	—	20,882,648
Investment companies	67,694,113	35,769,755	—	—	103,463,868
Short-term investment	—	—	52,265,201	—	52,265,201
Options purchased	—	348,249	—	—	348,249
Investment of cash collateral from securities loaned	—	—	24,965,617	—	24,965,617
Forward foreign currency contracts	—	—	588,041	—	588,041
Futures contracts	—	3,411,375	2,253,739	—	5,665,114
Swap agreements, at value	—	—	878,955	—	878,955
Total	$67,694,113	$145,126,537	$205,091,454	$—	$417,912,104
Liabilities
Forward foreign currency contracts	$—	$—	$(589,748)	$—	$(589,748)
Futures contracts	—	(3,098,930)	(2,911,305)	—	(6,010,235)
Options written	—	(24,720)	—	—	(24,720)
Total	$—	$(3,123,650)	$($3,501,053)	$—	$(6,624,703)

a  In accordance with Accounting Standards Update No. 2015-07, certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Portfolio of investments.

At June 30, 2016, $81,454,809 of foreign investments, including futures contracts, and $(2,911,305) of futures contracts were classified within Level 2 of the fair value hierarchy pursuant to the Fund's fair valuation procedures for foreign portfolio holdings.

UBS Global Allocation Fund

Portfolio of investments

June 30, 2016

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at June 30, 2016.

2  Debt security whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the securities is fixed, while the principal value rises or falls based on changes in an index. Thus, if inflation occurs, the principal and interest payments on the securities are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the securities' principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the securities generally pay lower interest rates than typical government securities from the issuer's country. Only if inflation occurs will securities offer a higher real yield than a conventional security of the same maturity.

3  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. At June 30, 2016, these securities amounted to $16,268,948 or 4.09% of net assets.

4  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2016, the value of these securities amounted to $2,216,911 or 0.56% of net assets.

5  The table below details the Fund's investments in funds advised by the same Advisor as the Fund. The Advisor does not earn a management fee from the affiliated UBS Relationship Funds.

Security description	Value 06/30/15	Purchases during the year ended 06/30/16	Sales during the year ended 06/30/16	Net realized gain during the year ended 06/30/16	Change in net unrealized appreciation/ (depreciation) during the year ended 06/30/16	Value 06/30/16	Net income earned from affiliate for the year ended 06/30/16
UBS Cash Management Prime Relationship Fund	$92,078,493	$100,024,288	$192,102,781	$—	$—	$—	$32,095
UBS Private Money Market Fund LLC[b]	23,131,258	384,316,423	407,447,681	—	—	—	20,934
UBS-HALO Emerging Markets Equity Relationship Fund[c]	30,420,559	—	—	—	(3,034,282)	27,386,277	—
UBS Global Corporate Bond Relationship Fund	51,629,911	—	14,000,000	937,743	1,740,182	40,307,836	—
	$197,260,221	$484,340,711	$613,550,462	$937,743	$(1,294,100)	$67,694,113	$53,029

b  The Advisor earned a management fee from this affiliated fund. Please see the Notes to financial statements for further information.

c  Formerly known as UBS Emerging Markets Equity Relationship Fund

6  If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the underlying securities comprising the referenced index.

7  Payments to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the referenced index.

8  Payments received are based on the notional amount.

9  Credit spreads, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default or other credit event occurring for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as "Defaulted" indicates a credit event has occurred for the referenced entity. Credit spreads are unaudited.

See accompanying notes to financial statements.

UBS International Sustainable Equity Fund (formerly, UBS Global Sustainable Equity Fund)

Portfolio performance (unaudited)

For the 12 months ended June 30, 2016, Class A shares of UBS International Sustainable Equity Fund (the "Fund") returned -14.07% (Class A shares returned -18.79% after the deduction of the maximum sales charge), while Class P shares returned -13.83%. The Fund's benchmark, the MSCI World Free ex USA Index (net) (the "Index"), returned -9.84%. The Fund's previous benchmark, the MSCI World Free Index (net) returned -2.78%. (Class P shares have lower expenses than other share classes in the series. Returns for all share classes over various time periods are shown on page 42; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while index returns do not reflect the deduction of fees and expenses.)

The Fund posted a negative absolute return and underperformed its benchmark during the reporting period, primarily due to stock selection. Sector allocation was also a drag on results, albeit to a lesser extent.

Portfolio performance summary1

What worked

•  Several individual stocks had a positive impact on performance.

•  KDDI Corp., a Japanese telecommunications company, was the Fund's largest contributor to performance during the reporting period. (For additional details, see "Portfolio Highlights.")

•  Unilever NV CVA, a British-Dutch multinational consumer goods company specializing in nutrition, hygiene and personal care products, was the next largest contributor to performance. Investor sentiment for stable, defensive companies such as Unilever helped its share price. (For additional details, see "Portfolio Highlights.")

•  Carl Zeiss Meditec AG is a medical technology company offering products and solutions for the diagnosis and treatment of eye diseases, as well as systems for cataract, retinal and refractive surgery. Their systems and implants are used by hospitals and ophthalmologists in the field of ophthalmology and microsurgery. Its main products are diagnostic tools for eye diseases and ophthalmologic surgery microscopes, as well as eye lasers and intraocular lenses (IOLs) for the correction of vision defects. Better results in microsurgery and opthalmological systems earlier this year helped drive its results. Growing demand for refractive lasers in international markets and expansion of intraocular lenses for the correction of vision in the US supported better growth prospects for the company.

•  Shares of Ono Pharmaceutical Co., a Japanese pharmaceutical company, rallied as Opdivo, the first approved PD-1 inhibitor, gained traction in Japan and has been licensed outside of the country. Over the fiscal year, Opdivo continued to gain breakthrough therapy status for treating various types of cancer. Ono Pharmaceutical was sold during the reporting period as a result of pricing and regulatory uncertainty in the Japanese market.

•  From a sector allocation perspective, an average overweight to information technology contributed to the Fund's relative performance. An underweight to financials was also beneficial for results.

1  For a detailed commentary on the market environment in general during the reporting period, see pages 3-4.

UBS International Sustainable Equity Fund (formerly, UBS Global Sustainable Equity Fund)

What didn't work:

•  Stock selection drove the Fund's underperformance during the reporting period.

•  Next PLC, a British multinational clothing, footwear and home products retailer, was the largest detractor from the Fund's performance during the reporting period. (For additional details, see "Portfolio Highlights.")

•  Intesa Sanpaolo SpA is the largest domestic bank in Italy, with a strong brand and capital position in the Italian market. The stock underperformed during the reporting period given the macroeconomic issues in Europe and specific issues related to the Italian banking system, which remains undercapitalized. As loan losses have increased, weaker Italian banks are suffering deposit outflows which created anxiety around potential contagion. Intesa Sanpaolo is experiencing capital inflows, as it is viewed as a higher quality bank (well capitalized with lower loan losses) and should emerge stronger as the Italian banking system goes through a difficult period. With the recent pullback in the stock, the company remains attractively valued for investors with a multi-year time horizon.

•  Sumitomo Mitsui Financial Group, Inc. is a Japanese bank holding/financial services company. Its shares performed poorly given several macro headwinds, including weak Japanese economic growth, negative interest rates and rising costs. As a result of the weak economy, the Bank of Japan continues to keep interest rates at negative levels, which is hurting the company's profits. With the pace of rate cuts likely to subside, a renewed focus on improving capital and expense efficiency should provide support to the stock price near term.

•  EasyJet is a low-cost UK-based airline carrier. Sentiment for the company weakened post-Brexit, given concerns over slower European growth, currency issues and less travel-related spending due to recent terrorist attacks. In our view, the company is well run and management will be disciplined as they reconfigure their fleet capacity plans during this difficult period. EasyJet is in the process of upgrading its fleet of aircraft to larger, more fuel efficient A320s, which has both financing and operational advantages.

•  Sector allocation, overall, was negative for results during the reporting period. Underweights to consumer staples and utilities were the largest detractors from the Fund's relative performance.

Portfolio highlights

•  KDDI Corp. provides a full range of telecommunication services, from fixed-line to cellular. The thesis for owning KDDI has centered on softening competition and improved operation/financial performance leading to margin recovery. Expectations have largely been met, as the competitive landscape has changed and all three Japanese telecommunication companies have turned their focus away from gaining market share to growing profits. KDDI's shares were further supported by a share buyback program that was announced in February 2016.

•  Shares of consumer goods company Unilever NV CVA rallied sharply during the reporting period as it continues to execute well. In addition, Unilever benefited from strong investor demand for stable companies with attractive dividend yields, along with currency and commodity tailwinds. Investors are underestimating Unilever's potential for organic earnings growth, as 35% of revenues come from emerging markets where customers are moving up the income ladder, enabling increased frequency of Unilever products, new user acquisitions and users trading up in terms of brand. We also believe that Unilever will be able to improve its return on capital over time through capital allocation, which prioritizes segments with capacity to grow and earn returns that are higher than the company's current average.

UBS International Sustainable Equity Fund (formerly, UBS Global Sustainable Equity Fund)

•  We sold the Fund's position in Next PLC during the reporting period. We had become concerned that a significant growth driver of company earnings in recent years—namely store credit sales—would continue to decline in the future due to new consumer legislation. While the company has a good franchise, the apparel marketplace in the UK is a difficult space to operate in and Brexit is going to make it even more challenging for consumer-facing businesses.

•  Banco Bilbao Vizcaya Argentaria SA is a Spanish banking group that operates in Europe, Latin America, the US, China and Turkey. Its shares fell sharply given the macroeconomic and geopolitical concerns in many of the regions it operates. As a result, loan losses have risen and loan growth has weakened, as asset quality in Spain and Turkey have become an issue. We continue to maintain a modest position in the company, as we believe it is structurally well-positioned in longer term, higher growth markets with a very strong brand. The stock remains attractively valued for investors with a long time horizon and, with a modest improvement in the macroeconomic and political environment, we expect losses and profitability to improve accordingly.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended June 30, 2016. The views and opinions in the letter were current as of August 15, 2016. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com/am-us.

UBS International Sustainable Equity Fund (formerly, UBS Global Sustainable Equity Fund)

Average annual total returns for periods ended 06/30/16 (unaudited)

	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(14.07)%	1.62%	1.73%
Class C2	(14.72)	0.87	0.97
Class P3	(13.83)	1.87	1.96
After deducting maximum sales charge
Class A1	(18.79)%	0.47%	1.16%
Class C2	(15.57)	0.87	0.97
MSCI World Free ex USA Index (net)[4,6]	(9.84)%	1.23%	1.63%
MSCI World Free Index (net)[5,6]	(2.78)	6.63	4.43

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2015 prospectuses were as follows: Class A—2.47% and 1.25%; Class C—3.23% and 2.00%; Class P—2.21% and 1.00%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. UBS Asset Management (Americas) Inc. (formerly, UBS Global Asset Management (Americas) Inc.), the Fund's investment advisor ("UBS AM (Americas)" or the "Advisor"), has agreed irrevocably to waive its fees and reimburse certain expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) do not exceed 1.25% for Class A shares, 2.00% for Class C shares and 1.00% for Class P shares. This fee waiver and expense arrangement may only be amended or terminated by shareholders.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The MSCI World ex USA Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets excluding the United States. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

5  The MSCI World Free Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

6  Effective October 28, 2015, the MSCI World ex USA Index (net) replaced the MSCI World Free Index (net) as the Fund's primary benchmark index because it more closely aligns with the Fund's investment strategy.

Prior to February 17, 2015, if an investor sold or exchanged shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged was deducted at the time of the transaction, except as noted otherwise in the prospectus. For sales or exchanges taking place on or after February 17, 2015 but prior to August 3, 2015, there was a reduction in the redemption holding period from 90 days to 30 days. Effective August 3, 2015, the 1.00% redemption fee imposed on sales or exchanges of any class of shares of the funds made during the holding periods specified in the prospectus was eliminated. Please refer to the prospectus for further information.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

UBS International Sustainable Equity Fund (formerly, UBS Global Sustainable Equity Fund)

Illustration of an assumed investment of $10,000 in Class A shares (adjusted for 5.5% maximum sales charge) and $5,000,000 in Class P shares (unaudited)

The following two graphs depict the performance of UBS International Sustainable Equity Fund Class A and Class P shares versus the MSCI World Free ex USA Index (net) and MSCI World Free Index (net) over the 10 years ended June 30, 2016. The performance of Class C shares will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

UBS International Sustainable Equity Fund (formerly, UBS Global Sustainable Equity Fund)

Top ten equity holdings (unaudited)

As of June 30, 2016

Percentage of net assets
Statoil ASA	3.6%
Zurich Insurance Group AG	2.8
Mahindra & Mahindra Ltd. GDR	2.8
Koninklijke DSM NV	2.7
KDDI Corp.	2.7
Toyota Motor Corp.	2.6
Mirvac Group	2.6
Weir Group PLC	2.5
Santos Ltd.	2.5
Unilever NV CVA	2.3
Total	27.1%

Top five issuer breakdown by country or territory of origin (unaudited)

As of June 30, 2016

Percentage of net assets
Japan	18.6%
United Kingdom	15.4
Germany	8.3
Norway	6.8
France	5.7
Total	54.8%

Industry diversification (unaudited)

As a percentage of net assets as of June 30, 2016

Common stocks
Airlines	1.17%
Auto components	0.98
Automobiles	7.06
Banks	9.52
Biotechnology	1.85
Building products	1.14
Chemicals	7.13
Construction materials	0.94
Diversified telecommunication services	1.18
Electrical equipment	1.35
Electronic equipment, instruments & components	1.14
Food products	1.27
Health care equipment & supplies	3.43
Household durables	0.93
Household products	2.87
Insurance	8.55
IT services	1.73
Machinery	5.15
Marine	2.09
Media	1.49
Metals & mining	2.03
Oil, gas & consumable fuels	6.06
Personal products	3.63
Pharmaceuticals	7.05
Professional services	1.45
Real estate investment trust (REIT)	2.63
Real estate management & development	1.37
Semiconductors & semiconductor equipment	4.90
Software	1.66
Technology hardware, storage & peripherals	2.08
Trading companies & distributors	1.49
Wireless telecommunication services	2.65
Total common stocks	97.97%
Short-term investment	1.95
Investment of cash collateral from securities loaned	1.85
Total investments	101.77%
Liabilities, in excess of cash and other assets	(1.77)
Net assets	100.00%

UBS International Sustainable Equity Fund (formerly, UBS Global Sustainable Equity Fund)

Portfolio of investments

June 30, 2016

	Shares	Value
Common stocks: 97.97%
Australia: 5.09%
Mirvac Group, REIT	412,648	$627,574
Santos Ltd.	165,052	584,249
Total Australia common stocks		1,211,823
China: 4.09%
Industrial & Commercial Bank of China Ltd., H Shares	807,000	450,039
Ping An Insurance Group Co. of China Ltd., H Shares	118,500	525,035
Total China common stocks		975,074
Denmark: 3.15%
AP Moeller - Maersk A/S, Class B	381	497,645
Novo Nordisk A/S, Class B	4,705	253,378
Total Denmark common stocks		751,023
France: 5.66%
AXA SA	10,011	197,944
Ingenico Group SA	2,352	272,608
Sanofi	3,900	324,023
Schneider Electric SE	5,502	320,990
Valeo SA	5,253	233,202
Total France common stocks		1,348,767
Germany: 8.33%
Bayerische Motoren Werke AG	5,379	391,457
Carl Zeiss Meditec AG	11,146	452,625
Infineon Technologies AG	20,316	294,103
Jungheinrich AG	4,600	138,453
Merck KGaA	3,070	312,044
SAP SE	5,282	396,705
Total Germany common stocks		1,985,387
Hong Kong: 1.37%
Sun Hung Kai Properties Ltd.	27,000	325,860
India: 5.37%
ICICI Bank Ltd. ADR	29,100	208,938
Infosys Ltd. ADR	23,100	412,335
Mahindra & Mahindra Ltd. GDR	30,868	657,514
Total India common stocks		1,278,787
Indonesia: 0.95%
Indocement Tunggal Prakarsa Tbk PT	175,100	225,185
Ireland: 1.84%
Shire PLC	7,113	439,601
Italy: 1.53%
Intesa Sanpaolo SpA	191,764	365,255
	Shares	Value
Japan: 18.60%
Astellas Pharma, Inc.	18,300	$286,987
Canon, Inc.[1]	17,400	496,774
Kao Corp.	5,300	308,683
KDDI Corp.	20,800	632,523
Kubota Corp.	18,300	247,513
Olympus Corp.	9,800	365,948
Panasonic Corp.	25,800	221,971
Shin-Etsu Chemical Co., Ltd.	4,500	263,648
Sumitomo Mitsui Financial Group, Inc.	15,200	438,901
THK Co., Ltd.	14,500	247,144
Toyota Motor Corp.	12,800	631,021
Unicharm Corp.	13,000	292,079
Total Japan common stocks		4,433,192
Netherlands: 5.26%
ASML Holding NV	2,789	274,544
Koninklijke DSM NV	10,968	632,749
NXP Semiconductors NV*	4,410	345,479
Total Netherlands common stocks		1,252,772
Norway: 6.81%
Norsk Hydro ASA	132,270	484,218
Statoil ASA	49,711	858,930
Telenor ASA	16,951	280,590
Total Norway common stocks		1,623,738
Spain: 3.10%
Banco Bilbao Vizcaya Argentaria SA	66,776	382,590
Mediaset Espana Comunicacion SA	31,560	356,269
Total Spain common stocks		738,859
Sweden: 2.92%
Assa Abloy AB, Class B	13,237	272,323
Nordea Bank AB	49,989	424,089
Total Sweden common stocks		696,412
Switzerland: 4.95%
Novartis AG	2,520	207,997
Roche Holding AG	1,123	296,337
Zurich Insurance Group AG*	2,734	676,345
Total Switzerland common stocks		1,180,679
Taiwan: 1.27%
Uni-President Enterprises Corp.	153,000	302,182
United Kingdom: 15.35%
ARM Holdings PLC	16,618	252,423
Ashtead Group PLC	24,915	355,884
Aviva PLC	49,726	262,120
Capita PLC	26,737	344,520
Croda International PLC	5,824	244,482

UBS International Sustainable Equity Fund (formerly, UBS Global Sustainable Equity Fund)

Portfolio of investments

June 30, 2016

	Shares	Value
Common stocks—(Concluded)
United Kingdom—(Concluded)
easyJet PLC	19,210	$279,153
Prudential PLC	22,184	376,438
Reckitt Benckiser Group PLC	3,905	391,561
Unilever NV CVA	11,926	556,975
Weir Group PLC	30,747	593,831
Total United Kingdom common stocks		3,657,387
United States: 2.33%
LyondellBasell Industries NV, Class A	7,463	555,396
Total common stocks (cost $24,927,269)		23,347,379
	Shares	Value
Short-term investment: 1.95%
Investment company: 1.95%
JPMorgan U.S. Government Money Market Fund, Capital Shares (cost $464,904)	464,904	$464,904
Investment of cash collateral from securities loaned: 1.85%
JPMorgan U.S. Government Money Market Fund, Capital Shares (cost $440,742)	440,742	440,742
Total investments: 101.77% (cost $25,832,915)		24,253,025
Liabilities, in excess of cash and other assets: (1.77)%		(420,665)
Net assets: 100.00%		$23,832,360

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, was $26,085,623; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$1,024,155
Gross unrealized depreciation	(2,856,753)
Net unrealized depreciation of investments	$(1,832,598)

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 110. Portfolio footnotes begin on page 47.

The following is a summary of the fair valuations according to the inputs used as of June 30, 2016 in valuing the Fund's investments:

Description	Investments measured at fair value using the net asset value per share (or its equivalent) practical 6/30/2016[a]	Unadjusted quoted prices in active markets for expedient at (Level 1)	Other significant identical investments (Level 2)	Unobservable observable inputs (Level 3)	inputs Total
Assets
Common stocks	$—	$1,522,148	$21,825,231	$—	$23,347,379
Short-term investment	—	—	464,904	—	464,904
Investment of cash collateral from securities loaned	—	—	440,742	—	440,742
Total	$—	$1,522,148	$22,730,877	$—	$24,253,025

a  In accordance with Accounting Standards Update No. 2015-07, certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Portfolio of investments.

At June 30, 2016, $21,825,231 of foreign investments were classified within Level 2 of the fair value hierarchy pursuant to the Fund's fair valuation procedures for foreign portfolio holdings.

UBS International Sustainable Equity Fund (formerly, UBS Global Sustainable Equity Fund)

Portfolio of investments

June 30, 2016

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at June 30, 2016.

The table below details the Fund's investments in funds advised by the same Advisor as the Fund. The Advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 06/30/15	Purchases during the year ended 06/30/16	Sales during the year ended 06/30/16	Value 06/30/16	Net income earned from affiliate for the year ended 06/30/16
UBS Cash Management Prime Relationship Fund	$608,651	$8,378,569	$8,987,220	$—	$165
UBS Private Money Market Fund LLC[b]	785,656	12,349,761	13,135,417	—	648
	$1,394,307	$20,728,330	$22,122,637	$—	$813

b  The Advisor earned a management fee from this affiliated fund. Please see the Notes to financial statements for further information.

See accompanying notes to financial statements.

UBS U.S. Large Cap Equity Fund

Portfolio performance (unaudited)

For the 12 months ended June 30, 2016, Class A shares of UBS U.S. Large Cap Equity Fund (the "Fund") returned -6.13% (Class A shares returned -11.28% after the deduction of the maximum sales charge), while Class P shares returned -5.91%. The Fund's benchmark, the Russell 1000 Index (the "Index"), returned 2.93% over the same time period. (Class P shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 51; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while index returns do not reflect the deduction of fees and expenses.)

The Fund underperformed the Index primarily due to stock selection.

Portfolio performance summary1

What worked:

•  Digital Realty Trust made the largest positive contribution during the 12-month period. The real estate investment trust (REIT) has enjoyed improved return on invested capital and is well-placed to benefit from the growing worldwide demand for data centers. Digital Realty has aggressively strengthened its portfolio through new developments and acquisitions, particularly in the higher-margin overseas markets. In addition, the REIT should benefit from increased occupancy levels as older contracts expire and are replaced with higher-rent leases.

•  Several health care stocks contributed positively to Fund performance.

  – Shares of Lexicon Pharmaceuticals, a biopharmaceutical company, traded higher after Lexicon inked a licensing and collaboration deal with Sanofi for its experimental drug developed for the treatment of type 1 and type 2 diabetes. This news followed Lexicon's announcement that another experimental drug met its primary endpoint in a pivotal late-stage trial as a potential treatment for cancer patients with carcinoid syndrome.

  – Heartware International was a top contributor during the reporting period. The company was purchased by Medtronic at a large premium to its stock price. The Heartware Ventricular Assist Device (HVAD) System offered great strategic value to a large established company in the cardiology space. We sold the stock at a large premium following the purchase offer from Medtronic.

•  The Fund benefited from a slight overweight to the consumer staples sector, as well as successful stock selection within the sector.

  – Philip Morris posted strong returns as foreign currency exchange issues became less of a headwind and investors re-focused on the company's solid fundamentals. Philip Morris's underlying business continues to show strength, with the potential for additional upside following the launch of its new iQOS product, a smokeless cigarette that is being released in 20 global markets in 2016. (For details, see "Portfolio highlights.")

  – Other positive contributors in the staples sector included Mondelez International, PepsiCo and Walgreens. The Fund's position in this less-volatile sector serves as a complement to the higher-beta stocks that we hold elsewhere in the portfolio. (For details, see "Portfolio highlights.")

1  For a detailed commentary on the market environment in general during the reporting period, see pages 3-4.

UBS U.S. Large Cap Equity Fund

•  The Fund's position in Amazon.com also made a positive contribution during the 12 months. The company continued to execute at the highest level both in retail and in the cloud. Amazon appears to be building a true barrier to entry in the retailing space. As the company gains an ever-larger share of retail spending, the ensuing network effect increases the value of Amazon's platform. We believe the company will be able to generate margins over the longer term.

What didn't work:

•  As the health care sector struggled during the 12 months, our slight overweight and stock selection hindered Fund returns. The sector came under pressure from uncertainty about potential future regulation of prices, lowering the multiples for health care stocks.

  – Chimerix, Inc. was the largest stock detractor for the 12-month period. The development stage biotechnology company is working to advance an antiviral treatment for double-stranded DNA viruses. Its stock price plunged in the last week of December 2015 on news that a key Phase 3 trial did not meet its primary endpoint. Though our risk models had fully considered the possibility, it was a major setback for the stock. We sold out of the name.

  – Alnylam Pharmaceuticals detracted from relative performance as biotechnology stocks experienced an indiscriminate sell-off in the face of increasing risk aversion among investors. The company's Ribonucleic acid (RNA) interference (RNAi) technology has the potential to effectively silence disease-causing genes. While it is still in the early stages of development, there have been significant value-creating advances over the past two years. (For details, see "Portfolio highlights.")

  – Shares of Envision Healthcare Holdings traded lower during the reporting period. The healthcare company, which provides physician-led, outsourced medical services, executed poorly on new emergency department contracts. However, the issues appear to be contained and should be fixable over the next several quarters. In addition, we believe the stock was unfairly penalized by a broader sector-wide rotation away from companies that benefit from improving utilization.

•  Certain individual stock positions made a negative contribution to Fund returns.

  – While Cobalt International Energy detracted during the 12 months, we believe the company is well-positioned from an asset value perspective. Investors are concerned about whether the company's sale of assets in Angola will take place. As oil prices stabilize, that sale should be de-risked. The company should be able to meet near-term capital plans even without the Angola sale.

  – United Continental Holdings experienced price weakness following the company's decision to deploy cash toward the purchase of additional airplanes at an attractive price. While investors were looking for a quicker return of cash to shareholders, the purchase made sound economic sense. We believe the company's and industry's focus on return on invested capital will reduce capacity problems going forward.

UBS U.S. Large Cap Equity Fund

Portfolio highlights

•  Philip Morris is a leading player in the global cigarette and tobacco market. We believe the market underappreciates the persistence and predictability of the company's cash flows and its returns to shareholders. Philip Morris's regulatory and consumption risk is well-diversified across 180 markets around the globe. The company has proven its ability to accurately model demand for its products in spite of the complexities surrounding regulation, taxation and demographics.

•  Mondelez International manufactures and markets snack food and beverages including cookies, crackers, chocolate, gum, candy, coffee, powdered beverages, and various cheese and grocery products. Cookies and chocolate are experiencing strong category growth in developing markets. We believe Mondelez is well-positioned to benefit from its geographic exposure and strong operations in the BRICS countries (Brazil, Russia, India, China and South Africa) and in next wave markets like Indonesia and the Middle East. In addition, we see potential for restructuring in the company's developed markets business, which represents an attractive opportunity to improve profit margins.

•  PepsiCo is a worldwide food and beverage company with a product portfolio that includes more than 20 billion-dollar brands. Our research indicates that the market is mispricing the relative attractiveness of PepsiCo's Frito-Lay business in developed and developing countries, and we see potential for improved pricing in the carbonated soft drink category to offer further upside on the stock.

•  Alnylam Pharmaceuticals is a biotechnology company developing a unique platform technology based on RNA interference (RNAi) science. We believe the value of Alnylam's platform technology will rise substantially as scientists continue to discover disease-causing genes at an increasing rate.

•  The Walt Disney Company is a diversified international family entertainment and media enterprise. The company has five business segments: Media Networks, Parks & Resorts, Studio Entertainment, Consumer Products and Interactive Media. Disney has spent considerable capital on strategic acquisitions and projects. While new projects will continue, the level of spending should decline as the company shifts to harvesting returns from prior investments and returning cash to shareholders. In addition, Disney owns ESPN, the crown jewel in its content assets. According to our research, the network should weather any potential disruption to viewing patterns due to the immediacy of sports viewing. Finally, we like Disney's ability to refresh and reinvent content for new generations, a legacy dating back to the company's founding in the 1920s.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended June 30, 2016. The views and opinions in the letter were current as of August 15, 2016. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com/am-us.

UBS U.S. Large Cap Equity Fund

Average annual total returns for periods ended 06/30/16 (unaudited)

	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(6.13)%	9.97%	5.43%
Class C2	(6.82)	9.14	4.66
Class P3	(5.91)	10.24	5.71
After deducting maximum sales charge
Class A1	(11.28)%	8.73%	4.83%
Class C2	(7.75)	9.14	4.66
Russell 1000 Index[4]	2.93%	11.88%	7.51%

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2015 prospectuses, supplemented from time to time, were as follows: Class A—1.56% and 0.95%; Class C—2.31% and 1.70%; Class P—1.07% and 0.70%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Asset Management (Americas) Inc. (formerly, UBS Global Asset Management (Americas) Inc.), the Fund's investment advisor ("UBS AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses), through the period ending October 27, 2017, do not exceed 0.95% for Class A shares, 1.70% for Class C shares and 0.70% for Class P shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, the UBS AM (Americas)'s three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The Russell 1000 Index is designed to measure the performance of the large-cap segment of the US equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to February 17, 2015, if an investor sold or exchanged shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged was deducted at the time of the transaction, except as noted otherwise in the prospectus. For sales or exchanges taking place on or after February 17, 2015 but prior to August 3, 2015, there was a reduction in the redemption holding period from 90 days to 30 days. Effective August 3, 2015, the 1.00% redemption fee imposed on sales or exchanges of any class of shares of the funds made during the holding periods specified in the prospectus was eliminated. Please refer to the prospectus for further information.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

UBS U.S. Large Cap Equity Fund

Illustration of an assumed investment of $10,000 in Class A shares (adjusted for 5.5% maximum sales charge) and $5,000,000 in Class P shares (unaudited)

The following two graphs depict the performance of UBS U.S. Large Cap Equity Fund Class A and Class P shares versus the Russell 1000 Index over the 10 years ended June 30, 2016. The performance of Class C shares will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

UBS U.S. Large Cap Equity Fund

Top ten equity holdings (unaudited)

As of June 30, 2016

Percentage of net assets
Philip Morris International, Inc.	4.6%
PepsiCo, Inc.	3.4
Mondelez International, Inc., Class A	3.1
Walt Disney Co.	2.6
Amazon.com, Inc.	2.5
Aon PLC	2.3
Union Pacific Corp.	2.2
Simon Property Group, Inc.	2.2
Facebook, Inc., Class A	2.2
Walgreens Boots Alliance, Inc.	2.0
Total	27.1%

Industry diversification (unaudited)

As a percentage of net assets as of June 30, 2016

Common stocks
Aerospace & defense	1.42%
Airlines	1.30
Auto components	1.17
Automobiles	1.80
Banks	4.10
Beverages	3.38
Biotechnology	3.44
Capital markets	1.14
Chemicals	1.47
Communications equipment	0.62
Consumer finance	1.64
Electronic equipment, instruments & components	2.45
Energy equipment & services	2.74
Food & staples retailing	1.98
Food products	3.14
Health care providers & services	2.59
Hotels, restaurants & leisure	1.66
Household durables	1.25
Insurance	6.03
Internet & catalog retail	3.61
Internet software & services	3.07
IT services	1.96
Life sciences tools & services	1.17
Machinery	2.19
Media	5.71
Oil, gas & consumable fuels	4.93
Pharmaceuticals	9.14
Real estate investment trust (REIT)	3.82
Road & rail	2.20
Semiconductors & semiconductor equipment	8.03
Software	2.77
Specialty retail	1.00
Technology hardware, storage & peripherals	1.35
Tobacco	4.56
Wireless telecommunication services	1.09
Total common stocks	99.92%
Investment of cash collateral from securities loaned	5.71
Total investments	105.63%
Liabilities, in excess of cash and other assets	(5.63)
Net assets	100.00%

UBS U.S. Large Cap Equity Fund

Portfolio of investments

June 30, 2016

	Shares	Value
Common stocks: 99.92%
Aerospace & defense: 1.42%
United Technologies Corp.	3,739	$383,434
Airlines: 1.30%
United Continental Holdings, Inc.*	8,558	351,220
Auto components: 1.17%
Delphi Automotive PLC	5,040	315,504
Automobiles: 1.80%
General Motors Co.	17,212	487,100
Banks: 4.10%
JPMorgan Chase & Co.	8,373	520,298
US Bancorp	7,068	285,053
Wells Fargo & Co.	6,413	303,527
		1,108,878
Beverages: 3.38%
PepsiCo, Inc.	8,622	913,415
Biotechnology: 3.44%
Alnylam Pharmaceuticals, Inc.*	5,059	280,724
Atara Biotherapeutics, Inc.*[1]	3,925	88,352
Emergent BioSolutions, Inc.*	3,745	105,309
Lexicon Pharmaceuticals, Inc.*[1]	29,636	425,277
TG Therapeutics, Inc.*	5,005	30,330
		929,992
Capital markets: 1.14%
Morgan Stanley	11,889	308,876
Chemicals: 1.47%
Dow Chemical Co.	7,986	396,984
Communications equipment: 0.62%
Arista Networks, Inc.*[1]	2,603	167,581
Consumer finance: 1.64%
American Express Co.	7,302	443,669
Electronic equipment, instruments & components: 2.45%
CDW Corp.	6,282	251,783
Dolby Laboratories, Inc., Class A	4,956	237,145
Jabil Circuit, Inc.	9,420	173,987
		662,915
Energy equipment & services: 2.74%
Halliburton Co.	7,902	357,881
McDermott International, Inc.*	48,972	241,922
Noble Corp. PLC	17,067	140,632
		740,435
	Shares	Value
Food & staples retailing: 1.98%
Walgreens Boots Alliance, Inc.	6,438	$536,092
Food products: 3.14%
Mondelez International, Inc., Class A	18,684	850,309
Health care providers & services: 2.59%
Envision Healthcare Holdings, Inc.*	11,109	281,835
UnitedHealth Group, Inc.	2,967	418,941
		700,776
Hotels, restaurants & leisure: 1.66%
Yum! Brands, Inc.	5,427	450,007
Household durables: 1.25%
Lennar Corp., Class A	7,361	339,342
Insurance: 6.03%
Aflac, Inc.	5,710	412,034
Aon PLC	5,612	612,999
Lincoln National Corp.	6,647	257,704
MetLife, Inc.	8,788	350,026
		1,632,763
Internet & catalog retail: 3.61%
Amazon.com, Inc.*	961	687,711
Expedia, Inc.	2,708	287,860
		975,571
Internet software & services: 3.07%
Cornerstone OnDemand, Inc.*	6,468	246,172
Facebook, Inc., Class A*	5,112	584,199
		830,371
IT services: 1.96%
Visa, Inc., Class A	7,159	530,983
Life sciences tools & services: 1.17%
Bio-Rad Laboratories, Inc., Class A*	2,208	315,788
Machinery: 2.19%
Caterpillar, Inc.	5,774	437,727
Colfax Corp.*	5,872	155,373
		593,100
Media: 5.71%
CBS Corp. (Non-Voting), Class B	7,286	396,650
Time Warner, Inc.	5,857	430,724
Walt Disney Co.	7,328	716,825
		1,544,199

UBS U.S. Large Cap Equity Fund

Portfolio of investments

June 30, 2016

	Shares	Value
Common stocks—(Concluded)
Oil, gas & consumable fuels: 4.93%
Cobalt International Energy, Inc.*[1]	42,778	$57,323
EOG Resources, Inc.	4,959	413,680
Gulfport Energy Corp.*	7,604	237,701
Laredo Petroleum, Inc.*[1]	19,276	202,012
Oasis Petroleum, Inc.*	23,955	223,740
SM Energy Co.[1]	7,354	198,558
		1,333,014
Pharmaceuticals: 9.14%
Allergan PLC*	2,151	497,075
Catalent, Inc.*	16,597	381,565
Eli Lilly & Co.	6,540	515,025
Impax Laboratories, Inc.*	7,064	203,584
Mallinckrodt PLC*	6,314	383,765
Medicines Co.*[1]	6,784	228,146
Teva Pharmaceutical Industries Ltd. ADR	5,220	262,201
		2,471,361
Real estate investment trust (REIT): 3.82%
Digital Realty Trust, Inc.	4,035	439,775
Simon Property Group, Inc.	2,739	594,089
		1,033,864
Road & rail: 2.20%
Union Pacific Corp.	6,811	594,260
Semiconductors & semiconductor equipment: 8.03%
Broadcom Ltd.	2,043	317,482
Lam Research Corp.	2,824	237,386
Maxim Integrated Products, Inc.	6,545	233,591
Micron Technology, Inc.*	32,658	449,374
NXP Semiconductors NV*	2,832	221,859
	Shares	Value
ON Semiconductor Corp.*	26,116	$230,343
Qorvo, Inc.*	4,403	243,310
Skyworks Solutions, Inc.	3,797	240,274
		2,173,619
Software: 2.77%
Check Point Software Technologies Ltd.*	4,637	369,476
VMware, Inc., Class A*[1]	6,638	379,826
		749,302
Specialty retail: 1.00%
Best Buy Co., Inc.	8,828	270,137
Technology hardware, storage & peripherals: 1.35%
Western Digital Corp.	7,735	365,556
Tobacco: 4.56%
Philip Morris International, Inc.	12,140	1,234,880
Wireless telecommunication services: 1.09%
T-Mobile US, Inc.*	6,801	294,279
Total common stocks (cost $26,581,108)		27,029,576
Investment of cash collateral from securities loaned: 5.71%
JPMorgan U.S. Government Money Market Fund, Capital Shares (cost $1,545,341)	1,545,341	1,545,341
Total investments: 105.63% (cost $28,126,449)		28,574,917
Liabilities, in excess of cash and other assets: (5.63)%		(1,523,822)
Net assets: 100.00%		$27,051,095

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was $28,725,366; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$2,441,129
Gross unrealized depreciation	(2,591,578)
Net unrealized depreciation of investments	$(150,449)

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 110. Portfolio footnotes begin on page 56.

UBS U.S. Large Cap Equity Fund

Portfolio of investments

June 30, 2016

The following is a summary of the fair valuations according to the inputs used as of June 30, 2016 in valuing the Fund's investments:

Description	Investments measured at fair value using the net asset value per share (or its equivalent) practical expedient at 6/30/2016[a]	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stocks	$—	$27,029,576	$—	$—	$27,029,576
Investment of cash collateral from securities loaned	—	—	1,545,341	—	1,545,341
Total	$—	$27,029,576	$1,545,341	$—	$28,574,917

a  In accordance with Accounting Standards Update No. 2015-07, certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Portfolio of investments.

At June 30, 2016, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at June 30, 2016.

The table below details the Fund's investments in funds advised by the same Advisor as the Fund. The Advisor does not earn a management fee from the affiliated UBS Relationship Funds.

Security description	Value 06/30/15	Purchases during the year ended 06/30/16	Sales during the year ended 06/30/16	Value 06/30/16	Net income earned from affiliate for the year ended 06/30/16
UBS Cash Management Prime Relationship Fund	$533,330	$3,713,405	$4,246,735	$—	$144
UBS Private Money Market Fund LLC[b]	1,240,202	26,544,676	27,784,878	—	2,397
	$1,773,532	$30,258,081	$32,031,613	$—	$2,541

b  The Advisor earned a management fee from this affiliated fund. Please see the Notes to financial statements for further information.
See accompanying notes to financial statements.

UBS U.S. Small Cap Growth Fund

Portfolio performance (unaudited)

For the 12 months ended June 30, 2016, Class A shares of UBS U.S. Small Cap Growth Fund (the "Fund") returned -17.58% (Class A shares returned -22.10% after the deduction of the maximum sales charge), while Class P shares returned -17.39%. The Fund's benchmark, the Russell 2000 Growth Index (the "Index"), returned -10.75% over the same time period. (Class P shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 60; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while index returns do not reflect the deduction of fees and expenses.)

The Fund underperformed the Index primarily due to stock selection decisions.

Portfolio performance summary1

What worked:

•  Stock selection within the information technology sector made a positive contribution to Fund returns during the 12 months ended June 30, 2016.

  – 8x8, Inc. was the Fund's top performing stock during the reporting period. The company, which provides cloud-based communication services to businesses, saw its shares rise due to accelerated user growth and earnings. Investors are optimistic about 8x8's move up-market into the enterprise segment of the universal communications as a service (UCaaS) market. (For details, see "Portfolio highlights.")

  – Shares of Gigamon, a manufacturer of networking products and solutions, traded higher during the 12 months. Investors are increasingly confident about the strong trends within the identity and access management market. (For details, see "Portfolio highlights.")

  – Wix.com offers solutions that enable businesses, organizations and individuals to develop custom websites and applications. The company's shares were up after reporting first quarter results that showed improvement across subscriptions, new registered users and retention rates. (For details, see "Portfolio highlights.")

  – The Fund's position in InContact contributed positively to performance. The company, a provider of cloud-based customer service solutions, agreed in May 2016 to be acquired by Nice Systems for approximately $877 million.

•  Energy stocks contributed to Fund returns over the 12-month period. We hold several exploration and production (E&P) companies that proved to be excellent operators in a low-oil-price environment and have benefited as oil has rebounded.

  – Callon Petroleum performed well after the company raised additional equity and reiterated plans to grow production 20% in 2016 while reaching cash flow neutrality in the second quarter.

  – Diamondback Energy, an exploration and production company focused in the Permian Basin in West Texas, saw its shares rise with support from improvements in oil prices.

1  For a detailed commentary on the market environment in general during the reporting period, see pages 3-4.

UBS U.S. Small Cap Growth Fund

What didn't work:

•  Stock selection within the health care sector detracted from the Fund's relative returns during the 12 months.

  – LDR Holding Corp. is a medical device company that provides proprietary surgical technologies for the treatment of patients suffering from spine disorders. Shares fell after the company announced sales and earnings for the third quarter that disappointed investors and raised concerns that LDR's overall growth profile was slowing. We sold the stock during the reporting period.

  – Pacira Pharmaceuticals, a specialty pharmaceutical company focused on the development of extended release drug candidates, traded lower after monthly sales data showed slower-than-expected sales growth for Exparel, the company's post-surgical pain product.

  – Shares of Acadia Healthcare declined as investors worried about the coming Brexit vote, the final decision from the UK merger and acquisition commission about the company's Priory transaction, and Acadia's leveraged balance sheet. (For details, see "Portfolio highlights.")

  – Cepheid, a molecular diagnostics company, missed its third-quarter earnings estimate and reduced its guidance for the fourth quarter. We sold the stock after the end of the reporting period.

  – Endologix manufactures devices used in the treatment of abdominal aortic aneurysms. The company's shares fell after it announced plans to acquire a competitor, TriVascular Technologies, for cash and stock. Subsequently, we sold the stock prior to the end of the reporting period.

•  Certain consumer discretionary and industrials stocks negatively affected Fund performance.

  – ClubCorp Holdings owns private golf and country clubs, as well as alumni clubs, in the US. The company's headquarters and the majority of its properties are located in Texas. The stock came under pressure due to concerns about the impact of declining oil prices on its customer base. We continue to hold the stock, and have added to the Fund's position.

  – Asbury Automotive, which owns a network of car dealerships, detracted from returns during the 12 months. The stock suffered from concerns that the operating environment would erode Asbury's margins, as well as fears that we are in the late stages of the automotive cycle. We sold the stock during the reporting period.

UBS U.S. Small Cap Growth Fund

Portfolio highlights

•  8x8 Inc. is one of the leading providers of unified communications as a service. The company's cloud-based solutions provide communications and collaboration on a unified platform that includes voice, video, contact center and desktop. 8x8's solutions allow enterprises to easily deploy and scale their communications platforms as needed without large upfront expenses.

•  Gigamon provides high-density networking traffic switches that replicate, filter, stream, monitor, analyze and record information. The company's customers include enterprises, data centers and service providers worldwide. Increasing data speeds, virtualization complexity and a growing number of security breaches are increasing demand for the improved visibility that Gigamon's solutions can provide. We believe the company will see additional growth from (1) enhancing the functionality and scalability of its solutions, (2) deepening existing relationships, and (3) investing in its global distribution network.

•  Wix.com is a web platform that is experiencing rapid growth from the continued move online by small and medium-sized businesses (SMBs). In today's world, web sites have become crucial for all businesses. Wix.com provides SMBs with an easy-to-use solution that incorporates not only web design but full e-commerce capabilities.

•  Acadia Health Care is one of the country's leading operators of behavioral health centers. The company operates 52 facilities in 21 states, up from just six facilities when the current management team took over the company in early 2011. Pricing trends remain favorable, with increases expected across the company's payer sources. Acadia is benefitting from several demographic trends including the aging population and an increased focus on care for adolescents. Acadia's experienced management team has demonstrated an ability to grow through acquisitions, as well as by adding beds to existing facilities. We expect the company to continue to grow revenues at rates in the high single digits.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended June 30, 2016. The views and opinions in the letter were current as of August 15, 2016. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

UBS U.S. Small Cap Growth Fund

Average annual total returns for periods ended 06/30/16 (unaudited)

	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(17.58)%	8.57%	6.40%
Class C2	(18.18)	7.77	5.60
Class P3	(17.39)	8.87	6.68
After deducting maximum sales charge
Class A1	(22.10)%	7.35%	5.79%
Class C2	(18.92)	7.77	5.60
Russell 2000 Growth Index[4]	(10.75)%	8.51%	7.14%

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2015 prospectuses were as follows: Class A—1.52% and 1.25%; Class C—2.25% and 2.00%; Class P—1.11% and 1.00%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. Effective March 27, 2015, the Trust, with respect to the Fund, and UBS Asset Management (Americas) Inc. (formerly, UBS Global Asset Management (Americas) Inc.), the Fund's investment advisor ("UBS AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short), through the period ending October 27, 2016, do not exceed 1.24% for Class A shares, 1.99% for Class C shares and 0.99% for Class P shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, the UBS AM (Americas)'s three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the US equity universe. It includes those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect growth characteristics. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to February 17, 2015, if an investor sold or exchanged shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged was deducted at the time of the transaction, except as noted otherwise in the prospectus. For sales or exchanges taking place on or after February 17, 2015 but prior to August 3, 2015, there was a reduction in the redemption holding period from 90 days to 30 days. Effective August 3, 2015, the 1.00% redemption fee imposed on sales or exchanges of any class of shares of the funds made during the holding periods specified in the prospectus was eliminated. Please refer to the prospectus for further information.

The Fund invests in IPOs which may have a magnified impact on performance.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

UBS U.S. Small Cap Growth Fund

Illustration of an assumed investment of $10,000 in Class A shares (adjusted for 5.5% maximum sales charge) and $5,000,000 in Class P shares (unaudited)

The following two graphs depict the performance of UBS U.S. Small Cap Growth Fund Class A and Class P versus the Russell 2000 Growth Index over the 10 years ended June 30, 2016. The performance of Class C shares will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

UBS U.S. Small Cap Growth Fund

Top ten equity holdings (unaudited)

As of June 30, 2016

Percentage of net assets
8x8, Inc.	2.6%
Gigamon, Inc.	2.3
DexCom, Inc.	2.3
Proofpoint, Inc.	2.2
ABIOMED, Inc.	2.1
Wix.com Ltd.	2.1
inContact, Inc.	1.8
Integrated Device Technology, Inc.	1.7
Five Below, Inc.	1.7
B&G Foods, Inc.	1.6
Total	20.4%

Industry diversification (unaudited)

As a percentage of net assets as of June 30, 2016

Common stocks
Airlines	1.52%
Auto components	0.20
Banks	6.17
Biotechnology	6.47
Building products	1.38
Communications equipment	2.15
Construction & engineering	1.39
Construction materials	0.99
Diversified consumer services	1.16
Diversified telecommunication services	2.64
Electrical equipment	2.68
Electronic equipment, instruments & components	2.15
Energy equipment & services	2.83
Food & staples retailing	1.35
Food products	3.89
Health care equipment & supplies	6.67
Health care providers & services	3.72
Hotels, restaurants & leisure	3.80
Household durables	1.40
Internet software & services	6.93
Life sciences tools & services	0.59
Machinery	1.14
Media	2.88
Multiline retail	1.45
Oil, gas & consumable fuels	2.70
Paper & forest products	1.35
Pharmaceuticals	2.37
Professional services	2.43
Real estate investment trust (REIT)	2.32
Road & rail	0.58
Semiconductors & semiconductor equipment	5.25
Software	10.23
Specialty retail	4.70
Thrifts & mortgage finance	0.88
Total common stocks	98.36%
Short-term investment	2.63
Investment of cash collateral from securities loaned	8.37
Total investments	109.36%
Liabilities, in excess of cash and other assets	(9.36)
Net assets	100.00%

UBS U.S. Small Cap Growth Fund

Portfolio of investments

June 30, 2016

	Shares	Value
Common stocks: 98.36%
Airlines: 1.52%
Spirit Airlines, Inc.*	55,174	$2,475,657
Auto components: 0.20%
Tenneco, Inc.*	6,860	319,745
Banks: 6.17%
BankUnited, Inc.	62,276	1,913,119
Columbia Banking System, Inc.	67,314	1,888,831
National Bank Holdings Corp., Class A	97,473	1,984,550
Webster Financial Corp.	61,080	2,073,666
Yadkin Financial Corp.	87,013	2,183,156
		10,043,322
Biotechnology: 6.47%
Cepheid, Inc.*	47,215	1,451,861
Exact Sciences Corp.*[1]	184,543	2,260,652
FibroGen, Inc.*	39,247	644,043
Kite Pharma, Inc.*[1]	19,459	972,950
Ligand Pharmaceuticals, Inc.*[1]	22,438	2,676,180
Loxo Oncology, Inc.*[1]	36,198	839,070
Sage Therapeutics, Inc.*	22,902	690,037
Seres Therapeutics, Inc.*[1]	24,658	716,315
vTv Therapeutics, Inc., Class A*	46,553	270,008
		10,521,116
Building products: 1.38%
NCI Building Systems, Inc.*	140,318	2,243,685
Communications equipment: 2.15%
Ciena Corp.*	105,878	1,985,212
Lumentum Holdings, Inc.*	62,168	1,504,466
		3,489,678
Construction & engineering: 1.39%
EMCOR Group, Inc.	45,781	2,255,172
Construction materials: 0.99%
Summit Materials, Inc., Class A*	78,775	1,611,737
Diversified consumer services: 1.16%
Grand Canyon Education, Inc.*	47,210	1,884,623
Diversified telecommunication services: 2.64%
8x8, Inc.*	293,849	4,293,134
Electrical equipment: 2.68%
EnerSys	39,754	2,364,170
Generac Holdings, Inc.*	57,234	2,000,901
		4,365,071
	Shares	Value
Electronic equipment, instruments & components: 2.15%
Fabrinet*	27,600	$1,024,512
Universal Display Corp.*	36,468	2,472,530
		3,497,042
Energy equipment & services: 2.83%
Patterson-UTI Energy, Inc.	111,362	2,374,238
US Silica Holdings, Inc.	64,902	2,237,172
		4,611,410
Food & staples retailing: 1.35%
Casey's General Stores, Inc.	16,652	2,189,905
Food products: 3.89%
B&G Foods, Inc.	55,543	2,677,172
Blue Buffalo Pet Products, Inc.*[1]	62,673	1,462,788
Dean Foods Co.	120,945	2,187,895
		6,327,855
Health care equipment & supplies: 6.67%
ABIOMED, Inc.*	31,159	3,405,367
DexCom, Inc.*	46,484	3,687,576
K2M Group Holdings, Inc.*	120,291	1,866,916
Zeltiq Aesthetics, Inc.*[1]	69,042	1,886,918
		10,846,777
Health care providers & services: 3.72%
Acadia Healthcare Co., Inc.*	44,611	2,471,449
Amsurg Corp.*	28,238	2,189,575
MEDNAX, Inc.*	19,295	1,397,537
		6,058,561
Hotels, restaurants & leisure: 3.80%
Buffalo Wild Wings, Inc.*	12,164	1,690,188
ClubCorp Holdings, Inc.	108,748	1,413,724
Del Frisco's Restaurant Group, Inc.*	98,939	1,416,807
Popeyes Louisiana Kitchen, Inc.*	30,546	1,669,033
		6,189,752
Household durables: 1.40%
Universal Electronics, Inc.*	31,416	2,270,748
Internet software & services: 6.93%
Apigee Corp.*	152,026	1,857,758
inContact, Inc.*	214,208	2,966,781
Twilio, Inc., Class A*[1]	20,000	730,000
WebMD Health Corp.*[1]	39,866	2,316,613
Wix.com Ltd.*	112,082	3,401,689
		11,272,841

UBS U.S. Small Cap Growth Fund

Portfolio of investments

June 30, 2016

	Shares	Value
Common stocks—(Concluded)
Life sciences tools & services: 0.59%
Charles River Laboratories International, Inc.*	11,641	$959,684
Machinery: 1.14%
Woodward, Inc.	32,232	1,857,852
Media: 2.88%
AMC Entertainment Holdings, Inc., Class A	85,136	2,350,605
IMAX Corp.*	79,210	2,335,111
		4,685,716
Multiline retail: 1.45%
Ollie's Bargain Outlet Holdings, Inc.*[1]	94,487	2,351,781
Oil, gas & consumable fuels: 2.70%
Callon Petroleum Co.*	177,765	1,996,301
Diamondback Energy, Inc.*	9,169	836,305
Matador Resources Co.*	78,698	1,558,220
		4,390,826
Paper & forest products: 1.35%
Boise Cascade Co.*	96,052	2,204,393
Pharmaceuticals: 2.37%
Horizon Pharma PLC*	110,175	1,814,582
Intersect ENT, Inc.*	76,237	985,744
Pacira Pharmaceuticals, Inc.*	31,113	1,049,442
		3,849,768
Professional services: 2.43%
Kforce, Inc.	87,290	1,474,328
WageWorks, Inc.*	41,437	2,478,347
		3,952,675
Real estate investment trust (REIT): 2.32%
Cousins Properties, Inc.	171,030	1,778,712
Sovran Self Storage, Inc.	19,041	1,997,782
		3,776,494
Road & rail: 0.58%
Saia, Inc.*	37,660	946,772
	Shares	Value
Semiconductors & semiconductor equipment: 5.25%
Cavium, Inc.*[1]	41,918	$1,618,035
Integrated Device Technology, Inc.*	135,642	2,730,473
MACOM Technology Solutions Holdings, Inc., H Shares*[1]	51,169	1,687,554
Semtech Corp.*	104,618	2,496,185
		8,532,247
Software: 10.23%
Callidus Software, Inc.*	122,732	2,452,185
CyberArk Software Ltd.*[1]	50,322	2,445,146
Gigamon, Inc.*	102,117	3,818,155
Proofpoint, Inc.*[1]	57,128	3,604,206
Synchronoss Technologies, Inc.*	60,716	1,934,412
Ultimate Software Group, Inc.*	11,346	2,385,950
		16,640,054
Specialty retail: 4.70%
Burlington Stores, Inc.*	38,205	2,548,656
Children's Place, Inc.	30,113	2,414,460
Five Below, Inc.*	57,947	2,689,320
		7,652,436
Thrifts & mortgage finance: 0.88%
Essent Group Ltd.*	65,431	1,427,051
Total common stocks (cost $150,019,626)		159,995,580
Short-term investment: 2.63%
Investment company: 2.63%
JPMorgan U.S. Government Money Market Fund, Capital Shares (cost $4,280,339)	4,280,339	4,280,339
Investment of cash collateral from securities loaned: 8.37%
JPMorgan U.S. Government Money Market Fund, Capital Shares (cost $13,614,860)	13,614,860	13,614,860
Total investments: 109.36% (cost $167,914,825)		177,890,779
Liabilities, in excess of cash and other assets: (9.36)%		(15,231,179)
Net assets: 100.00%		$162,659,600

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was $169,354,600; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$19,922,925
Gross unrealized depreciation	(11,386,746)
Net unrealized appreciation of investments	$8,536,179

UBS U.S. Small Cap Growth Fund

Portfolio of investments

June 30, 2016

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 110. Portfolio footnotes begin below.

The following is a summary of the fair valuations according to the inputs used as of June 30, 2016 in valuing the Fund's investments:

Description	Investments measured at fair value using the net asset value per share (or its equivalent) practical expedient at 6/30/2016[a]	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stocks	$—	$159,995,580	$—	$—	$159,995,580
Short-term investment	—	—	4,280,339	—	4,280,339
Investment of cash collateral from securities loaned	—	—	13,614,860	—	13,614,860
Total	$—	$159,995,580	$17,895,199	$—	$177,890,779

a  In accordance with Accounting Standards Update No. 2015-07, certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Portfolio of investments.

At June 30, 2016, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at June 30, 2016.

The table below details the Fund's investments in funds advised by the same Advisor as the Fund. The Advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 06/30/15	Purchases during the year ended 06/30/16	Sales during the year ended 06/30/16	Value 06/30/16	Net income earned from affiliate for the year ended 06/30/16
UBS Cash Management Prime Relationship Fund	$10,433,392	$45,877,796	$56,311,188	$—	$2,417
UBS Private Money Market Fund LLC[b]	17,148,414	217,096,221	234,244,635	—	21,588
	$27,581,806	$262,974,017	$290,555,823	$—	$24,005

b  The Advisor earned a management fee from this affiliated fund. Please see the Notes to financial statements for further information.

See accompanying notes to financial statements.

UBS Core Plus Bond Fund

Portfolio performance (unaudited)

For the 12 months ended June 30, 2016, Class A shares of UBS Core Plus Bond Fund (the "Fund") returned 4.62% (Class A shares returned 0.73% after the deduction of the maximum sales charge), while Class P shares returned 4.87%. The Fund's benchmark, the Barclays US Aggregate Index (the "Index"), returned 6.00% over the same time period. (Class P shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 68; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while index returns do not reflect the deduction of fees and expenses.)

The Fund posted a positive return during the reporting period but underperformed the benchmark, primarily due to its corporate credit allocation and securitized positioning.

The Fund used derivatives during the reporting period. Certain interest rate derivatives were utilized to facilitate specific duration and yield curve strategies. Credit derivatives (such as credit default swaps and options on credit default swaps) were used to implement specific credit-related investment strategies as part of the Fund's sector allocation and security selection. Throughout the period, the Fund engaged in foreign exchange forwards to help implement its active currency positions. While derivatives play a role in the overall portfolio construction process, they are just one of the tools we use to manage the Fund's overall risk exposure and to implement the aforementioned strategies.

Portfolio performance summary1

What worked:

•  Currency positioning was additive to performance during the reporting period. The Fund's exposure to the US dollar against a basket of developed market currencies contributed to performance. At various times during the reporting period, the Fund was long the US dollar versus short the Australian dollar and Canadian dollar, which benefited returns.

•  Yield curve positioning was additive to performance. The Fund was positioned to benefit from a flattening of the yield curve during the reporting period. (When the yield curve flattens, yields on shorter maturity bonds rise more than yields on longer maturity bonds.) This played out during the period, as shorter-term yields declined less than longer-term yields given strong overseas demand for the latter.

What didn't work:

•  The Fund's allocation to corporate credit detracted from performance during the reporting period. At various times during the reporting period the Fund was overweight credit as corporate spreads widened. The main detractors came from commodity-related sub-sectors.

•  The Fund's securitized positioning detracted from performance. Generally, sector allocation and security selection within the agency mortgage-backed security and commercial mortgage-backed security sectors detracted from results during the reporting period.

1  For a detailed commentary on the market environment in general during the reporting period, see pages 3-4.

UBS Core Plus Bond Fund

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended June 30, 2016. The views and opinions in the letter were current as of August 15, 2016. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

UBS Core Plus Bond Fund

Average annual total returns for periods ended 06/30/16 (unaudited)

	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	4.62%	3.90%	3.00%
Class C2	4.10	3.37	2.48
Class P3	4.87	4.14	3.25
After deducting maximum sales charge
Class A1	0.73%	3.11%	2.60%
Class C2	3.35	3.37	2.48
Barclays US Aggregate Index[4]	6.00%	3.76%	5.13%

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2015 prospectuses were as follows: Class A—1.75% and 0.66%; Class C—2.38% and 1.16%; Class P—1.45% and 0.41%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Asset Management (Americas) Inc. (formerly, UBS Global Asset Management (Americas) Inc.), the Fund's investment advisor ("UBS AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses), through the period ending October 27, 2016, do not exceed 0.64% for Class A shares, 1.14% for Class C shares and 0.39% for Class P shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, the UBS AM (Americas)'s three year recoupment rights will survive.

1  Effective June 1, 2016, maximum sales charge for Class A shares changed from 4.50% to 3.75%. All "after deducting maximum sales charge" returns shown above reflect the deduction of 3.75% sales charge. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

3  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4  The Barclays US Aggregate Index is an unmanaged broad based index designed to measure the US dollar-denominated, investment-grade, taxable bond market. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed, asset-backed and commercial mortgage-backed sectors. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to February 17, 2015, if an investor sold or exchanged shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged was deducted at the time of the transaction, except as noted otherwise in the prospectus. For sales or exchanges taking place on or after February 17, 2015 but prior to August 3, 2015, there was a reduction in the redemption holding period from 90 days to 30 days. Effective August 3, 2015, the 1.00% redemption fee imposed on sales or exchanges of any class of shares of the funds made during the holding periods specified in the prospectus was eliminated. Please refer to the prospectus for further information.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

UBS Core Plus Bond Fund

Illustration of an assumed investment of $10,000 in Class A shares (adjusted for 3.75% maximum sales charge) and $5,000,000 in Class P shares (unaudited)

The following two graphs depict the performance of UBS Core Plus Bond Fund Class A and Class P shares versus the Barclays US Aggregate Index over the 10 years ended June 30, 2016. The performance of Class C shares will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

UBS Core Plus Bond Fund

Top ten long-term fixed income holdings
(unaudited)

As of June 30, 2016

Percentage of net assets
Federal National Mortgage Association Pools, 4.500%, TBA	8.2%
Federal Home Loan Mortgage Corp. Gold Pools, 3.500%, TBA	4.6
Federal National Mortgage Association Pools, 3.500%, TBA	4.3
Federal Home Loan Mortgage Corp. Gold Pools, 3.000%, TBA	4.1
Federal National Mortgage Association Pools, 4.000%, TBA	3.4
Federal National Mortgage Association Pools, 3.000%, TBA	2.7
Government National Mortgage Association Pools, 3.500%, TBA	2.7
Government National Mortgage Association Pools, 3.000%, TBA	2.3
Federal National Mortgage Association Pools, 4.000%, TBA	2.3
US Treasury Bonds, 2.500%, due 02/15/46	2.0
Total	36.6%

UBS Core Plus Bond Fund

Industry diversification (unaudited)

As a percentage of net assets as of June 30, 2016

Bonds
Corporate bonds
Air freight & logistics	0.13%
Automobiles	0.20
Banks	4.63
Beverages	0.51
Biotechnology	0.26
Building products	0.46
Capital markets	1.51
Chemicals	0.35
Commercial services & supplies	0.24
Communications equipment	0.14
Consumer finance	0.95
Containers & packaging	0.08
Diversified financial services	0.27
Diversified telecommunication services	1.45
Electric utilities	1.60
Electronic equipment, instruments & components	0.22
Food & staples retailing	0.30
Food products	0.16
Health care equipment & supplies	0.36
Health care providers & services	0.15
Hotels, restaurants & leisure	0.46
Household durables	0.39
Household products	0.09
Independent power and renewable electricity producers	0.39
Industrial conglomerates	0.39
Insurance	0.87
Internet & catalog retail	0.16
IT services	0.14
Machinery	0.35
Media	1.56
Metals & mining	0.89
Multiline retail	0.14
Multi-utilities	0.54
Oil, gas & consumable fuels	3.80
Paper & forest products	0.04%
Pharmaceuticals	0.98
Real estate investment trust (REIT)	0.57
Real estate management & development	0.23
Road & rail	0.66
Semiconductors & semiconductor equipment	0.16
Software	0.48
Specialty retail	0.26
Technology hardware, storage & peripherals	0.34
Thrifts & mortgage finance	0.20
Tobacco	0.55
Trading companies & distributors	0.26
Wireless telecommunication services	0.29
Total corporate bonds	29.16%
Asset-backed securities	6.88
Commercial mortgage-backed securities	6.51
Mortgage & agency debt securities	40.00
Municipal bonds	1.38
US government obligations	14.34
Non-US government obligations	3.63
Total bonds	101.90%
Short-term investment	32.06
Options purchased	0.17
Investment of cash collateral from securities loaned	0.14
Total investments	134.27%
Liabilities, in excess of cash and other assets	(34.27)
Net assets	100.00%

UBS Core Plus Bond Fund

Portfolio of investments

June 30, 2016

	Face amount	Value
Bonds: 101.90%
Corporate bonds: 29.16%
Australia: 0.26%
Australia & New Zealand Banking Group Ltd., 2.700%, due 11/16/20	$30,000	$31,139
BHP Billiton Finance USA Ltd., 3.850%, due 09/30/23	30,000	32,658
Rio Tinto Finance USA Ltd., 3.750%, due 06/15/25	35,000	36,774
Total Australia corporate bonds		100,571
Brazil: 0.13%
Vale Overseas Ltd., 4.375%, due 01/11/22[1]	55,000	51,035
Canada: 0.33%
NOVA Chemicals Corp., 5.250%, due 08/01/23[2]	70,000	70,350
Petro-Canada, 6.050%, due 05/15/18	50,000	53,774
Total Canada corporate bonds		124,124
China: 0.53%
Sinopec Group Overseas Development 2013 Ltd., 2.500%, due 10/17/18[2]	200,000	202,221
France: 0.23%
Total Capital International SA, 3.750%, due 04/10/24	80,000	88,093
Germany: 0.53%
Unitymedia Hessen GmbH & Co. KG, 5.500%, due 01/15/23[2]	200,000	201,000
Ireland: 0.07%
XL Group PLC, 6.375%, due 11/15/24	21,000	25,267
Israel: 0.28%
Teva Pharmaceutical Finance Co. BV, 2.400%, due 11/10/16	70,000	70,310
Teva Pharmaceutical Finance IV BV, 3.650%, due 11/10/21	34,000	35,938
Total Israel corporate bonds		106,248
	Face amount	Value
Luxembourg: 0.33%
ArcelorMittal, 6.500%, due 03/01/21	$121,000	$124,328
Mexico: 0.62%
America Movil SAB de CV, 5.000%, due 03/30/20	100,000	110,600
Petroleos Mexicanos, 4.875%, due 01/24/22	125,000	127,799
Total Mexico corporate bonds		238,399
Netherlands: 0.35%
LYB International Finance BV, 4.875%, due 03/15/44	60,000	63,483
Shell International Finance BV, 2.250%, due 11/10/20	40,000	41,059
4.000%, due 05/10/46	30,000	30,620
Total Netherlands corporate bonds		135,162
Norway: 0.47%
Eksportfinans ASA, 5.500%, due 06/26/17	140,000	144,883
Statoil ASA, 4.800%, due 11/08/43	30,000	34,988
Total Norway corporate bonds		179,871
Spain: 0.40%
Telefonica Emisiones SAU, 3.192%, due 04/27/18	150,000	154,017
United Kingdom: 0.70%
Aon PLC, 3.500%, due 06/14/24	50,000	51,484
BP Capital Markets PLC, 1.676%, due 05/03/19	30,000	30,241
3.062%, due 03/17/22	70,000	72,337
Lloyds Bank PLC, 6.500%, due 09/14/20[2]	100,000	111,946
Total United Kingdom corporate bonds		266,008
United States: 23.93%
AbbVie, Inc., 2.500%, due 05/14/20	70,000	71,657
3.200%, due 05/14/26	30,000	30,333
Actavis Funding SCS, 3.800%, due 03/15/25	70,000	72,835
ADT Corp., 3.500%, due 07/15/22	100,000	91,625
Alabama Power Co., 6.000%, due 03/01/39	20,000	26,533

UBS Core Plus Bond Fund

Portfolio of investments

June 30, 2016

	Face amount	Value
Bonds—(Continued)
Corporate bonds—(Continued)
United States—(Continued)
Ally Financial, Inc., 6.250%, due 12/01/17	$60,000	$62,850
Altria Group, Inc., 5.375%, due 01/31/44	65,000	83,393
9.950%, due 11/10/38	18,000	32,398
Anadarko Finance Co., Series B, 7.500%, due 05/01/31	35,000	41,929
Anadarko Petroleum Corp., 4.500%, due 07/15/44	25,000	22,976
4.850%, due 03/15/21	60,000	63,643
Anheuser-Busch InBev Finance, Inc., 4.700%, due 02/01/36	80,000	90,005
4.900%, due 02/01/46	70,000	81,996
Apache Corp., 4.750%, due 04/15/43	40,000	41,149
Apple, Inc., 3.850%, due 05/04/43	50,000	50,237
AT&T, Inc., 2.800%, due 02/17/21	50,000	51,307
6.000%, due 08/15/40	40,000	46,742
AvalonBay Communities, Inc. REIT, 3.450%, due 06/01/25	40,000	41,939
Bank of America Corp., Series L, 2.650%, due 04/01/19	70,000	71,773
4.200%, due 08/26/24	120,000	124,101
6.110%, due 01/29/37	100,000	118,234
Barrick North America Finance LLC, 4.400%, due 05/30/21	20,000	21,536
BB&T Corp., 2.625%, due 06/29/20	120,000	123,969
Berkshire Hathaway Energy Co., 5.150%, due 11/15/43	30,000	36,385
Biogen, Inc., 4.050%, due 09/15/25	30,000	32,309
Boston Properties LP, REIT, 3.800%, due 02/01/24	110,000	118,135
Burlington Northern Santa Fe LLC, 5.150%, due 09/01/43	120,000	146,555
Case New Holland Industrial, Inc., 7.875%, due 12/01/17	85,000	91,375
Charter Communications Operating LLC/Charter Communications Operating Capital, 3.579%, due 07/23/20[2]	80,000	83,643
	Face amount	Value
Chevron Corp., 3.191%, due 06/24/23	$60,000	$63,755
Cisco Systems, Inc., 5.900%, due 02/15/39	40,000	54,331
CIT Group, Inc., 5.500%, due 02/15/19[2]	70,000	73,237
Citigroup, Inc., 1.750%, due 05/01/18	85,000	85,374
5.500%, due 09/13/25	220,000	246,721
CNA Financial Corp., 4.500%, due 03/01/26	30,000	31,948
Comcast Corp., 6.950%, due 08/15/37	40,000	57,566
ConocoPhillips Co., 4.200%, due 03/15/21	40,000	43,203
5.950%, due 03/15/46	30,000	37,432
Consolidated Edison Co. of New York, Inc., 5.850%, due 03/15/36	45,000	57,988
CVS Health Corp., 5.125%, due 07/20/45	13,000	16,116
Devon Energy Corp., 5.000%, due 06/15/45	30,000	28,004
Diamond 1 Finance Corp./ Diamond 2 Finance Corp., 4.420%, due 06/15/21[2]	50,000	51,390
DISH DBS Corp., 7.875%, due 09/01/19	70,000	77,175
Dollar General Corp., 3.250%, due 04/15/23	50,000	51,916
Dominion Resources, Inc., 2.962%, due 07/01/19[3]	20,000	20,361
DR Horton, Inc., 4.000%, due 02/15/20	70,000	72,100
DTE Electric Co., 3.700%, due 03/15/45	25,000	26,520
Duke Energy Indiana LLC, 6.350%, due 08/15/38	20,000	28,168
Duke Energy Progress LLC, 3.000%, due 09/15/21	160,000	170,803
Edison International, 2.950%, due 03/15/23	40,000	41,012
Energy Transfer Partners LP, 9.000%, due 04/15/19	130,000	145,321
Enterprise Products Operating LLC, 2.850%, due 04/15/21	30,000	30,999
ERAC USA Finance LLC, 2.800%, due 11/01/18[2]	80,000	81,989
ERP Operating LP, 4.500%, due 06/01/45	15,000	16,807
4.750%, due 07/15/20	35,000	38,809

UBS Core Plus Bond Fund

Portfolio of investments

June 30, 2016

	Face amount	Value
Bonds—(Continued)
Corporate bonds—(Continued)
United States—(Continued)
Exelon Corp., 3.400%, due 04/15/26	$30,000	$31,370
Exelon Generation Co. LLC, 2.950%, due 01/15/20	135,000	138,880
Exxon Mobil Corp., 4.114%, due 03/01/46	50,000	56,275
FedEx Corp., 3.875%, due 08/01/42	50,000	49,111
Flextronics International Ltd., 5.000%, due 02/15/23	80,000	83,650
Florida Power & Light Co., 5.950%, due 02/01/38	40,000	54,913
Ford Motor Co., 7.450%, due 07/16/31	30,000	40,097
Ford Motor Credit Co. LLC, 8.125%, due 01/15/20	125,000	149,096
Frontier Communications Corp., 8.500%, due 04/15/20	80,000	84,900
General Electric Co., 4.650%, due 10/17/21	55,000	62,992
Series A, 6.750%, due 03/15/32	60,000	84,245
General Motors Co., 6.600%, due 04/01/36	30,000	34,418
General Motors Financial Co., Inc., 3.100%, due 01/15/19	40,000	40,863
3.700%, due 11/24/20	40,000	41,100
Georgia-Pacific LLC, 8.000%, due 01/15/24	10,000	13,364
Gilead Sciences, Inc., 4.750%, due 03/01/46	60,000	68,128
Goldman Sachs Group, Inc., 2.875%, due 02/25/21	110,000	112,765
5.150%, due 05/22/45	5,000	5,210
5.750%, due 01/24/22	20,000	23,236
6.150%, due 04/01/18	100,000	107,795
Hartford Financial Services Group, Inc., 5.950%, due 10/15/36	80,000	98,198
Home Depot, Inc., 3.350%, due 09/15/25	60,000	65,420
Illinois Tool Works, Inc., 3.500%, due 03/01/24	40,000	43,839
Indiana Michigan Power Co., Series K, 4.550%, due 03/15/46	35,000	38,926
International Business Machines Corp., 2.250%, due 02/19/21	50,000	51,563
	Face amount	Value
International Lease Finance Corp., 7.125%, due 09/01/18[2]	$90,000	$98,815
International Paper Co., 3.800%, due 01/15/26[1]	30,000	31,499
John Deere Capital Corp., 2.450%, due 09/11/20	30,000	30,987
JPMorgan Chase & Co., 3.875%, due 09/10/24	170,000	175,888
4.625%, due 05/10/21	90,000	100,032
Kimberly-Clark Corp., 3.625%, due 08/01/20	30,000	32,852
Kinder Morgan Energy Partners LP, 5.000%, due 10/01/21	80,000	84,729
6.500%, due 09/01/39	45,000	47,088
Kraft Heinz Foods Co., 5.200%, due 07/15/45[2]	50,000	59,248
Kroger Co., 3.850%, due 08/01/23	90,000	98,807
Lennar Corp., 4.750%, due 05/30/25	80,000	77,600
Lowe's Cos., Inc., 4.650%, due 04/15/42	30,000	34,982
Masco Corp., 3.500%, due 04/01/21	40,000	40,812
4.450%, due 04/01/25	40,000	41,404
McDonald's Corp., 2.100%, due 12/07/18	30,000	30,701
Medtronic, Inc., 4.375%, due 03/15/35	66,000	74,425
MetLife, Inc., 4.125%, due 08/13/42	20,000	19,924
Microsoft Corp., 2.375%, due 02/12/22	50,000	51,689
4.450%, due 11/03/45	30,000	33,742
Morgan Stanley, 4.350%, due 09/08/26	80,000	83,733
4.875%, due 11/01/22	60,000	65,712
Series J, 5.550%, due 07/15/20[4,5]	70,000	69,342
5.625%, due 09/23/19	100,000	110,951
National Rural Utilities Cooperative Finance Corp., 2.300%, due 11/01/20	30,000	30,948
NBCUniversal Media LLC, 4.375%, due 04/01/21	30,000	33,620
Northern States Power Co., 3.600%, due 05/15/46	30,000	31,568
NRG Energy, Inc., 8.250%, due 09/01/20	10,000	10,300
Occidental Petroleum Corp., Series 1, 4.100%, due 02/01/21	30,000	32,842

UBS Core Plus Bond Fund

Portfolio of investments

June 30, 2016

	Face amount	Value
Bonds—(Continued)
Corporate bonds—(Concluded)
United States—(Concluded)
Oracle Corp., 2.500%, due 05/15/22	$50,000	$51,092
5.375%, due 07/15/40	40,000	48,395
Pacific Gas & Electric Co., 2.950%, due 03/01/26	30,000	31,257
5.800%, due 03/01/37	25,000	32,638
PacifiCorp, 6.000%, due 01/15/39	40,000	54,107
PepsiCo, Inc., 4.875%, due 11/01/40	20,000	23,850
Pfizer, Inc., 7.200%, due 03/15/39	60,000	91,343
Philip Morris International, Inc., 2.900%, due 11/15/21	60,000	63,388
PNC Funding Corp., 3.300%, due 03/08/22	100,000	106,364
Principal Financial Group, Inc., 8.875%, due 05/15/19	90,000	106,796
Quicken Loans, Inc., 5.750%, due 05/01/25[2]	80,000	77,200
QVC, Inc., 4.450%, due 02/15/25	60,000	60,361
Realogy Group LLC, 5.250%, due 12/01/21[2]	85,000	87,019
Reynolds American, Inc., 5.700%, due 08/15/35	25,000	30,443
Seagate HDD Cayman, 5.750%, due 12/01/34	40,000	28,100
Sempra Energy, 9.800%, due 02/15/19	75,000	90,273
Sprint Capital Corp., 6.900%, due 05/01/19	70,000	66,850
Starwood Hotels & Resorts Worldwide, Inc., 4.500%, due 10/01/34	50,000	51,035
SunTrust Bank, 7.250%, due 03/15/18	100,000	108,993
SunTrust Banks, Inc., 2.900%, due 03/03/21	80,000	82,839
Synchrony Financial, 4.500%, due 07/23/25	40,000	41,477
TCI Communications, Inc., 7.875%, due 02/15/26	50,000	71,588
Texas Instruments, Inc., 1.650%, due 08/03/19	20,000	20,263
1.850%, due 05/15/22	40,000	40,064
Time Warner Entertainment Co. LP, 8.375%, due 03/15/23	35,000	45,655
	Face amount	Value
Time Warner, Inc., 2.950%, due 07/15/26	$30,000	$30,242
Union Pacific Corp., 4.050%, due 11/15/45	20,000	21,676
UnitedHealth Group, Inc., 4.625%, due 07/15/35	50,000	58,102
USG Corp., 5.875%, due 11/01/21[2]	50,000	52,312
6.300%, due 11/15/16	40,000	40,812
Valero Energy Corp., 6.625%, due 06/15/37	50,000	54,696
Verizon Communications, Inc., 2.406%, due 09/14/18[4]	50,000	51,247
4.522%, due 09/15/48	97,000	100,195
Virginia Electric & Power Co., 3.450%, due 09/01/22	40,000	43,009
Walt Disney Co., 2.150%, due 09/17/20	30,000	31,053
4.125%, due 06/01/44	30,000	34,092
Wells Fargo & Co., 5.375%, due 11/02/43	55,000	64,115
Williams Partners LP, 4.300%, due 03/04/24	50,000	47,057
Wyndham Worldwide Corp., 5.625%, due 03/01/21	85,000	94,907
Zimmer Biomet Holdings, Inc., 4.450%, due 08/15/45	60,000	61,102
Total United States corporate bonds		9,131,208
Total corporate bonds (cost $10,730,612)		11,127,552
Asset-backed securities: 6.88%
United States: 6.88%
AmeriCredit Automobile Receivables Trust, Series 2012-3, Class C, 2.420%, due 05/08/18	33,057	33,086
Series 2014-1, Class D, 2.540%, due 06/08/20	125,000	126,082
Series 2013-5, Class D, 2.860%, due 12/09/19	125,000	127,010
Capital Auto Receivables Asset Trust, Series 2013-3, Class A4, 1.680%, due 04/20/18	180,000	180,255
Series 2013-3, Class B, 2.320%, due 07/20/18	150,000	150,929
Series 2016-1, Class D, 4.030%, due 08/21/23	280,000	288,362

UBS Core Plus Bond Fund

Portfolio of investments

June 30, 2016

	Face amount	Value
Bonds—(Continued)
Asset-backed securities—(Concluded)
United States—(Concluded)
Drive Auto Receivables Trust, Series 2016-BA, Class A2, 1.380%, due 08/15/18[2]	$125,000	$124,990
Series 2016-BA, Class C, 3.190%, due 07/15/22[2]	75,000	75,150
Series 2015-BA, Class D, 3.840%, due 07/15/21[2]	200,000	198,479
Series 2015-CA, Class D, 4.200%, due 09/15/21[2]	200,000	199,854
Series 2015-DA, Class D, 4.590%, due 01/17/23[2]	125,000	125,910
Ford Credit Auto Owner Trust, Series 2014-A, Class C, 1.900%, due 09/15/19	175,000	176,142
Hyundai Auto Receivables Trust, Series 2012-B, Class C, 1.950%, due 10/15/18	200,000	200,277
Renaissance Home Equity Loan Trust, Series 2006-4, Class AF1, 5.545%, due 01/25/37[3]	38,329	20,812
Santander Drive Auto Receivables Trust, Series 2014-2, Class D, 2.760%, due 02/18/20	175,000	177,607
Series 2012-4, Class D, 3.500%, due 06/15/18	226,000	228,175
Series 2012-2, Class D, 3.870%, due 02/15/18	192,528	193,087
Total asset-backed securities (cost $2,627,684)		2,626,207
Commercial mortgage-backed securities: 6.51%
United States: 6.51%
Americold 2010 LLC Trust, Series 2010-ARTA, Class C, 6.811%, due 01/14/29[2]	100,000	112,695
CDGJ Commercial Mortgage Trust, Series 2014-BXCH, Class DPA, 3.442%, due 12/15/27[2,4]	100,000	97,564
CG-CCRE Commercial Mortgage Trust, Series 2014-FL1, Class C, 2.192%, due 06/15/31[2,4]	125,000	123,313
Citigroup Commercial Mortgage Trust, Series 2016-P3, Class A4, 3.329%, due 04/15/49	150,000	160,156
	Face amount	Value
Series 2015-GC33, Class AS, 4.114%, due 09/10/58	$150,000	$164,918
Series 2015-GC29, Class C, 4.155%, due 04/10/48[4]	200,000	197,643
Commercial Mortgage Loan Trust, Series 2015-DC1, Class C, 4.353%, due 02/10/48[4]	100,000	97,788
Commercial Mortgage Pass Through Certificates, Series 2013-GAM, Class B, 3.531%, due 02/10/28[2,4]	200,000	204,698
CSAIL Commercial Mortgage Trust, Series 2015-C4, Class C, 4.738%, due 11/15/48[4]	150,000	146,452
CSMC Trust, Series 2015-DEAL, Class D, 3.542%, due 04/15/29[2,4]	200,000	192,733
FDIC Guaranteed Notes Trust, Series 2010-C1, Class A, 2.980%, due 12/06/20[2]	72,260	73,440
FREMF Mortgage Trust, Series 2016-K55, Class B, 4.160%, due 04/25/49[2,4]	150,000	143,207
GAHR Commercial Mortgage Trust, Series 2015-NRF, Class CFX, 3.495%, due 12/15/34[2,4]	150,000	151,733
GS Mortgage Securities Trust, Series 2014-GSFL, Class D, 4.342%, due 07/15/31[2,4]	175,000	168,648
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2014-CBM, Class D, 2.942%, due 10/15/29[2,4]	125,000	121,248
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C10, Class C, 4.219%, due 07/15/46[4]	100,000	103,432
Starwood Retail Property Trust, Series 2014-STAR, Class C, 2.942%, due 11/15/27[2,4]	150,000	146,503
WFCG Commercial Mortgage Trust, Series 2015-BXRP, Class D, 3.013%, due 11/15/29[2,4]	80,343	78,877
Total commercial mortgage-backed securities (cost $2,443,105)		2,485,048

UBS Core Plus Bond Fund

Portfolio of investments

June 30, 2016

		Face amount	Value
Bonds—(Continued)
Mortgage & agency debt securities: 40.00%
United States: 40.00%
Federal Home Loan Mortgage Corp. Gold Pools, 3.000%, TBA		$1,500,000	$1,554,649
3.500	%, TBA	1,675,000	1,765,921
#A96140 4.000%, due 01/01/41		71,151	76,498
#C63008 6.000%, due 01/01/32		37,852	43,033
#G01717 6.500%, due 11/01/29		32,158	37,934
Federal National Mortgage Association Pools, 3.000%, TBA		250,000	262,124
3.000	%, TBA	1,000,000	1,037,735
#AS0302 3.000%, due 08/01/43		21,913	22,787
#AU3735 3.000%, due 08/01/43,		83,678	87,017
#AV1735 3.000%, due 11/01/43		66,554	69,216
3.500	%, TBA	1,550,000	1,635,189
4.000	%, TBA	1,200,000	1,286,367
4.000	%, TBA	825,000	883,604
#AH4568 4.000%, due 03/01/41		87,025	93,575
#AS5669 4.000%, due 08/01/45		192,538	210,060
4.500	%, TBA	2,850,000	3,110,786
#AE0106 4.500%, due 06/01/40		784	859
#890209 5.000%, due 05/01/40		114,145	126,938
#688066 5.500%, due 03/01/33		63,287	71,059
#688314 5.500%, due 03/01/33		66,839	76,698
#802481 5.500%, due 11/01/34		112,379	127,547
#408267 6.000%, due 03/01/28		11,095	12,895
#323715 6.000%, due 05/01/29		5,808	6,706
#676733 6.000%, due 01/01/33		44,536	51,099
#831730 6.500%, due 09/01/36		48,327	56,942
Government National Mortgage Association Pools, 3.000%, TBA		850,000	888,383
	Face amount	Value
#G2 MA3735 3.000%, due 06/20/46	$375,000	$392,441
3.500%, TBA	975,000	1,034,643
#G2 AB2784 3.500%, due 08/20/42	69,644	74,734
#G2 779425 4.000%, due 06/20/42	71,056	77,083
#G2 2687 6.000%, due 12/20/28	12,282	14,114
#G2 2794 6.000%, due 08/20/29	40,480	46,524
#G2 4245 6.000%, due 09/20/38	27,224	31,094
Total mortgage & agency debt securities (cost $15,154,774)		15,266,254
Municipal bonds: 1.38%
Los Angeles Unified School District, 6.758%, due 07/01/34	70,000	100,898
Metropolitan Transportation Authority Revenue Bonds, Series A, Class A, 6.668%, due 11/15/39	30,000	43,227
State of California, GO Bonds, 7.300%, due 10/01/39	125,000	189,160
State of Illinois, GO Bonds, 5.877%, due 03/01/19	180,000	194,771
Total municipal bonds (cost $441,922)		528,056
US government obligations: 14.34%
Israel Government AID Bond, 5.500%, due 09/18/33	125,000	175,812
Private Export Funding Corp., Series MM, 2.300%, due 09/15/20	150,000	154,361
Tennessee Valley Authority, 2.875%, due 09/15/24	70,000	75,985
US Treasury Bonds, 2.500%, due 02/15/46[1]	720,000	750,403
2.500%, due 05/15/46	75,000	78,243
2.750%, due 11/15/42	400,000	440,391
2.875%, due 08/15/45	40,000	44,928
3.125%, due 08/15/44	475,000	559,498
3.750%, due 11/15/43	100,000	132,043
6.250%, due 05/15/30	50,000	78,604
US Treasury Inflation Indexed Notes (TIPS), 0.125%, due 04/15/21[6]	375,000	387,971
0.625%, due 01/15/26[6]	385,000	408,323

UBS Core Plus Bond Fund

Portfolio of investments

June 30, 2016

	Face amount	Value
Bonds—(Concluded)
US government obligations—(Concluded)
US Treasury Notes, 0.875%, due 05/31/18	$400,000	$402,203
1.000%, due 08/15/18[1]	100,000	100,805
1.250%, due 03/31/21	300,000	303,551
1.375%, due 06/30/23	550,000	552,921
1.625%, due 05/31/23	50,000	51,139
1.625%, due 02/15/26	90,000	91,069
1.625%, due 05/15/26[1]	675,000	683,648
Total US government obligations (cost $5,307,026)		5,471,898
Non-US government obligations: 3.63%
Brazil: 1.09%
Banco Nacional de Desenvolvimento Economico e Social, 3.375%, due 09/26/16[2]	200,000	198,400
Federative Republic of Brazil, 6.000%, due 04/07/26	200,000	216,800
		415,200
Chile: 0.28%
Republic of Chile, 3.250%, due 09/14/21	100,000	106,750
Colombia: 0.43%
Republic of Colombia, 8.125%, due 05/21/24	125,000	162,500
Germany: 0.13%
KFW, 3.011%, due 04/18/36[7]	80,000	47,969
Indonesia: 0.29%
Republic of Indonesia, 5.875%, due 03/13/20[2]	100,000	111,274
Mexico: 0.48%
United Mexican States, 4.000%, due 10/02/23	150,000	161,625
6.750%, due 09/27/34	15,000	20,160
		181,785
Panama: 0.11%
Republic of Panama, 8.875%, due 09/30/27	30,000	43,800
	Face amount	Value
Peru: 0.47%
Peruvian Government International Bond, 4.125%, due 08/25/27	$40,000	$44,000
7.350%, due 07/21/25	100,000	136,250
		180,250
Poland: 0.07%
Republic of Poland, 5.000%, due 03/23/22	25,000	28,125
Turkey: 0.28%
Republic of Turkey, 6.750%, due 04/03/18	100,000	107,445
Total Non-US government obligations (cost $1,348,625)		1,385,098
Total bonds (cost $38,053,748)		38,890,113
	Shares
Short-term investment: 32.06%
Investment company: 32.06%
JPMorgan U.S. Government Money Market Fund, Capital Shares (cost $12,236,214)	12,236,214	12,236,214
	Number of contracts
Options purchased: 0.17%
Call options: 0.11%
3 Year Euro-Dollar Midcurve, strike@ USD 99.13, expires December 2016	38	21,137
20 Year US Treasury Bonds, strike@ USD 168.00, expires July 2016	4	19,000
		40,137
Put options: 0.03%
10 Year US Treasury Notes, strike@ USD 129.00, expires August 2016	11	1,375
20 Year US Treasury Bonds, strike@ USD 168.00, expires July 2016	4	1,625

UBS Core Plus Bond Fund

Portfolio of investments

June 30, 2016

	Face amount covered by contracts	Value
Put options—(Concluded)
Foreign Exchange Option, Buy USD/INR, strike@ INR 67.80, expires August 2016, counterparty: MLI	$375,000	$2,758
Foreign Exchange Option, Buy USD/MXN, strike@ MXN 18.10, expires October 2016, counterparty: CITI	370,000	5,778
		11,536
	Notional Amount
Options purchased on credit default swaps on credit indices: 0.03%[8]
Expiring 07/20/16. If exercised, the payment from the counterparty will be made upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of referenced obligation specified in the CDX.NA.IG Series 26 Index and the Fund receives quarterly fixed rate of 1.000% per annum. Underlying credit default swap terminating 06/20/21. European style. Counterparty: MLI	$3,750,000	2,607
	Notional Amount		Value
Expiring 07/20/16. If exercised, the payment from the counterparty will be made upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of referenced obligation specified in the iTraxx Europe Series 25 Index and the Fund receives quarterly fixed rate of 1.000% per annum. Underlying credit default swap terminating 06/20/21. European style. Counterparty: MLI	EUR	3,500,000	$9,450
			12,057
Total options purchased (cost $85,567)			63,730
	Shares
Investment of cash collateral from securities loaned: 0.14%
JPMorgan U.S. Government Money Market Fund, Capital Shares (cost $53,900)		53,900	53,900
Total investments: 134.27% (cost $50,429,429)			51,243,957
Liabilities, in excess of cash and other assets: (34.27%)			(13,079,230)
Net assets: 100.00%			$38,164,727

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was $50,445,390; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$951,596
Gross unrealized depreciation	(153,029)
Net unrealized appreciation of investments	$798,567

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 110. Portfolio footnotes begin on page 83.

UBS Core Plus Bond Fund

Portfolio of investments

June 30, 2016

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
JPMCB	EUR	510,000	USD	575,545	07/20/16	$9,264
JPMCB	USD	760,761	NOK	6,280,000	07/20/16	(10,363)
MSC	GBP	260,000	USD	354,002	07/20/16	7,837
MSC	GBP	280,000	USD	369,963	07/20/16	(2,830)
MSC	NOK	1,570,000	USD	185,598	07/20/16	(2,002)
Net unrealized appreciation on forward foreign currency contracts						$1,906

Futures contracts

	Expiration date	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
US Treasury futures buy contracts:
US 10 Year Ultra Bond, 4 contracts (USD)	September 2016	$566,654	$582,687	$16,033
US Ultra Bond, 1 contract (USD)	September 2016	175,054	186,375	11,321
2 Year US Treasury Notes, 11 contracts (USD)	September 2016	2,395,690	2,412,609	16,919
10 Year US Treasury Notes, 16 contracts (USD)	September 2016	2,070,063	2,127,750	57,687
US Treasury futures sell contracts:
US Long Bond, 2 contracts (USD)	September 2016	(345,247)	(344,687)	560
5 Year US Treasury Notes, 24 contracts (USD)	September 2016	(2,884,237)	(2,931,937)	(47,700)
Interest rate futures sell contracts:
Euro-Bobl, 1 contract (EUR)	September 2016	(146,789)	(148,263)	(1,474)
Net unrealized appreciation on futures contracts				$53,346

Credit default swaps on corporate issues—buy protection9

Counterparty	Referenced obligation[10]	Notional amount		Termination date	Payments made by the Fund[11]	Upfront payments received	Value	Unrealized appreciation
GSI	The Procter & Gamble Co., bond, 1.600%, due 11/15/18	USD	180,000	12/20/20	1.000%	$6,293	$(6,236)	$57

Credit default swaps on credit indices—sell protection12

Counterparty	Referenced index[10]	Notional amount		Termination date	Payments received by the Fund[11]	Upfront payments (made)/ received	Value	Unrealized depreciation	Credit spread[13]
MLI	CMBX.NA.BB. Series 6 Index	USD	50,000	05/11/63	5.000%	$(132)	$(6,815)	$(6,947)	6.234%
MLI	CMBX.NA.BB. Series 6 Index	USD	200,000	05/11/63	5.000	(6,246)	(27,262)	(33,508)	6.234
MSC	CMBX.NA.AA. Series 9 Index	USD	375,000	09/17/58	1.500	26,998	(34,738)	(7,740)	2.131
						$20,620	$(68,815)	$(48,195)

UBS Core Plus Bond Fund

Portfolio of investments

June 30, 2016

Total return swap agreements8

Counterparty	Notional amount		Termination date	Payments made by the Fund[11]	Payments received by the Fund[11]	Upfront payments made	Value	Unrealized depreciation
MSC	EUR	200,000	12/20/16	3 month EURIBOR	—[14]	$(46)	$(37)	$(83)

Centrally cleared interest rate swap agreements

Notional amount		Termination date	Payments made by the Fund[11]	Payments received by the Fund[11]	Value	Unrealized depreciation
CAD	1,175,000	05/13/21	1.023%	3 month BA	$(4,914)	$(2,602)
USD	1,050,000	11/30/22	1.902	3 month USD LIBOR	(52,591)	(52,591)
					$(57,505)	$(55,193)

Options written

	Expiration date	Premiums received	Value
Call options
2 Year Euro-Dollar Midcurve, 38 contracts, strike @ USD 99.00	December 2016	$10,317	$(19,000)
Foreign Exchange Option, Sell USD/MXN, 370,000 contracts, strike @ MXN 19.00, counterparty: CITI	October 2016	8,073	(7,902)
Put options
Foreign Exchange Option, Sell USD/EUR, 750,000 contracts, strike @ EUR 0.88, counterparty: MLI	August 2016	14,371	(5,215)
Foreign Exchange Option, Sell USD/EUR, 750,000 contracts, strike @ EUR 0.87, counterparty: CITI	September 2016	7,980	(4,514)
Options written on credit default swaps on credit indices[8]
If option exercised, the payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the CDX.NA.HY Series 26 Index and the Fund pays quarterly fixed rate of 5.000% per annum. Underlying credit default swap terminating 06/20/21. European style. Counterparty: JPMCB, Notional Amount USD 750,000	September 2016	2,925	(3,688)
If option exercised, the payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the CDX.NA.IG Series 26 Index and the Fund pays quarterly fixed rate of 1.000% per annum. Underlying credit default swap terminating 06/20/21. European style. Counterparty: MLI, Notional Amount USD 3,750,000	September 2016	11,625	(3,692)
If option exercised, the payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the iTraxx Europe Crossover Series 25 Index and the Fund pays quarterly fixed rate of 5.000% per annum. Underlying credit default swap terminating 06/20/21. European style. Counterparty: MLI, Notional Amount EUR 330,000	September 2016	2,182	(1,977)

UBS Core Plus Bond Fund

Portfolio of investments

June 30, 2016

Options written (Concluded)

	Expiration date	Premiums received	Value
If option exercised, the payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the iTraxx Europe Series 25 Index and the Fund pays quarterly fixed rate of 1.000% per annum. Underlying credit default swap terminating 06/20/21. European style. Counterparty: MLI, Notional Amount EUR 3,500,000	July 2016	$8,861	$(1,994)
Total options written		$66,334	$(47,982)

Written options activity for the year ended June 30, 2016 was as follows:

	Number of contracts	Premiums received
Options outstanding at June 30, 2015	52	$42,068
Options written	49	15,629
Options terminated in closing purchase transactions	(37)	(26,346)
Options expired prior to exercise	(26)	(21,034)
Options outstanding at June 30, 2016	38	$10,317

Written swaptions and foreign exchange options activity for the year ended June 30, 2016 was as follows:

Swaptions & foreign exchange options outstanding at June 30, 2015	$8,222
Swaptions & foreign exchange options written	251,604
Swaptions & foreign exchange options terminated in closing purchase transactions	(203,809)
Swaptions & foreign exchange options expired prior to exercise	—
Swaptions & foreign exchange options outstanding at June 30, 2016	$56,017

UBS Core Plus Bond Fund

Portfolio of investments

June 30, 2016

The following is a summary of the fair valuations according to the inputs used as of June 30, 2016 in valuing the Fund's investments:

Description	Investments measured at fair value using the net asset value per share (or its equivalent) practical expedient at 6/30/2016[a]	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Corporate bonds	$—	$—	$11,127,552	$—	$11,127,552
Asset-backed securities	—	—	2,626,207	—	2,626,207
Commercial mortgage-backed securities	—	—	2,485,048	—	2,485,048
Mortgage & agency debt securities	—	—	15,266,254	—	15,266,254
Municipal bonds	—	—	528,056	—	528,056
US government obligations	—	—	5,471,898	—	5,471,898
Non-US government obligations	—	—	1,385,098	—	1,385,098
Short-term investment	—	—	12,236,214	—	12,236,214
Options purchased	—	43,137	20,593	—	63,730
Investment of cash collateral from securities loaned	—	—	53,900	—	53,900
Forward foreign currency contracts	—	—	17,101	—	17,101
Futures contracts	—	102,520	—	—	102,520
Total	$—	$145,657	$51,217,921	$—	$51,363,578
Liabilities
Forward foreign currency contracts	$—	$—	$(15,195)	$—	$(15,195)
Futures contracts	—	(49,174)	—	—	(49,174)
Swap agreements, at value	—	—	(132,593)	—	(132,593)
Options written	—	(19,000)	(28,982)	—	(47,982)
Total	$—	$(68,174)	$(176,770)	$—	$(244,944)

a  In accordance with Accounting Standards Update No. 2015-07, certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Portfolio of investments.

At June 30, 2016, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

1  Security, or portion thereof, was on loan at June 30, 2016.

2  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2016, the value of these securities amounted to $3,899,086 or 10.22% of net assets.

3  Step bond—Coupon rate increases in increments to maturity. Rate disclosed is as of June 30, 2016. Maturity date disclosed is the ultimate maturity date.

4  Variable or floating rate security—The interest rate shown is the current rate as of June 30, 2016 and changes periodically.

5  Perpetual investment. Date shown reflects the next call date.

UBS Core Plus Bond Fund

Portfolio of investments

June 30, 2016

6  Debt security whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the securities is fixed, while the principal value rises or falls based on changes in an index. Thus, if inflation occurs, the principal and interest payments on the securities are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the securities' principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the securities generally pay lower interest rates than typical government securities from the issuer's country. Only if inflation occurs will securities offer a higher real yield than a conventional security of the same maturity.

7  Rate shown is the discount rate at the date of purchase.

8  Illiquid investment as of June 30, 2016.

9  If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation.

10  Payments from/to the counterparty will be received/made upon the occurrence of bankruptcy and/or restructuring event with respect to the referenced index/obligation.

11  Payments made or received are based on the notional amount.

12  If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the underlying securities comprising the referenced index.

13  Credit spreads, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default or other credit event occurring for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as "Defaulted" indicates a credit event has occurred for the referenced entity. Credit spreads are unaudited.

14  Payment is based on the performance of the underlying Markit iBoxx EUR Liquid High Yield Index.

The table below details the Fund's investments in funds advised by the same Advisor as the Fund. The Advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 06/30/15	Purchases during the year ended 06/30/16	Sales during the year ended 06/30/16	Value 06/30/16	Net income earned from affiliate for the year ended 06/30/16
UBS Cash Management Prime Relationship Fund	$8,382,243	$18,092,817	$26,475,060	$—	$2,397
UBS Private Money Market Fund LLC[b]	159,900	3,012,565	3,172,465	—	74
	$8,542,143	$21,105,382	$29,647,525	$—	$2,471

b  The Advisor earned a management fee from this affiliated fund. Please see the Notes to financial statements for further information.

See accompanying notes to financial statements.

UBS Total Return Bond Fund

Portfolio performance

For the 12 months ending June 30, 2016, Class P shares of the UBS Total Return Bond Fund (the "Fund") returned 0.95%. For comparison purposes, the Barclays US Aggregate Index (the "Index") returned 6.00%. (Please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while index returns do not reflect the deduction of fees and expenses.)

Special Note

UBS Total Return Bond Fund is a newly organized open-end mutual fund. The Fund's Class P shares acquired the assets and liabilities of Fort Dearborn Income Securities, Inc., a closed-end fund (the "Predecessor Fund"), prior to the opening of business on May 23, 2016. The Predecessor Fund was also managed by the Advisor, and the day-to-day management of, and investment decisions for, the Fund and the Predecessor Fund are made by the same portfolio management team. The Funds had generally similar investment objectives and strategies. For the purpose of this report, we will comment on: (1) the performance of Fort Dearborn Income Securities, Inc. for the period July 1, 2015 through April 30, 2016, (2) the performance of Fort Dearborn Income Securities, Inc. for the month of May 2016 as it began transitioning its portfolio in anticipation of the reorganization into UBS Total Return Bond Fund and (3) key factors impacting the performance of UBS Total Return Bond Fund for the month of June 2016.

Portfolio performance summary (Predecessor Fund: July 1, 2015 through April 30, 2016)1

What worked:

•  Yield curve positioning contributed to results.

  • A yield curve flattening bias was beneficial as we had an overweight to the long end of the curve and an underweight to the short end of the curve.

•  Credit beta hedging also contributed to performance.

  • While the Fund's allocation to corporate debt generally detracted from performance, certain credit risk reducing positions mitigated the impact. During bouts of elevated risk aversion, these credit hedging strategies generated positive returns.

•  Allocations to Treasury Inflation-Protected Securities ("TIPS") and selection of foreign agency securities were positive for performance.

What didn't work:

•  Allocation and security selection within corporate credit were negative for results.

  • The Fund's allocation to both investment grade and high yield corporate debt was negative for performance as corporate spreads widened during the period. General security selection in commodity-related issuers detracted from performance, primarily in the second half of 2015 as a result of a steep decline in the price of oil.

1  For a detailed commentary on the market environment in general during the reporting period, see pages 3-4.

UBS Total Return Bond Fund

•  Duration positioning detracted from results.2

  • Duration was tactically adjusted, but was shorter than that of the Index during the period. Duration underweight was not rewarded as rates moved lower during the period.

•  The Fund's securitized exposure was a headwind for performance.

  • An overweight allocation to commercial mortgage-backed securities ("CMBS") contributed to returns, but was not enough to offset weakness in security selection. Additionally, the Fund's allocation to agency mortgage-backed securities ("MBS") was negative for results.

Use of derivatives

• Interest rate swaps, futures and options were utilized to more effectively manage duration and yield curve positioning. Overall, duration management strategies detracted from results during the period.

• Credit derivatives, such as credit default swaps and options on credit default swaps, were utilized to manage exposure across different fixed income sectors. These instruments were used to help reduce risk in the portfolio, but also to add exposure to areas we found attractive, and offered an opportunity to boost net investment income. Overall, the use of these instruments was generally positive for performance during the period.

• Use of currency instruments, such as foreign exchange forward positions, was quite limited during the period given that the Predecessor Fund sought to hedge its foreign currency-denominated bond positions back to US dollars.

Portfolio summary (Predecessor Fund: May 2016)

Following shareholder approval of the proposal to reorganize the Predecessor Fund into UBS Total Return Bond Fund, the portfolio underwent several changes in May to prepare for the conversion to an open-end fund structure:

• Reduced allocation to corporate debt.

• Added to its exposure in agency MBS.

• Increased allocation to asset-backed securities ("ABS") and TIPS.

• Bolstered its overall liquidity profile by adding to existing US Treasury and cash positions in anticipation of potential outflows.

Portfolio summary (the Fund: June 2016)

For the month of June, the Fund modestly lagged the Index:

• Overall duration underweight positioning was not rewarded as government bond yields continued to decline over the month.

• Spread management moderately detracted from results, largely stemming from CMBS and agency MBS allocations.

2  Duration is a measure of a portfolio's sensitivity to interest rates, or the change in the value of a security or portfolio that will result from a 1% change in interest rates.

UBS Total Return Bond Fund

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended June 30, 2016. The views and opinions in the letter were current as of August 15, 2016. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

UBS Total Return Bond Fund

Average annual total returns for periods ended 06/30/16 (unaudited)

	1 year	5 years	10 years
Class P1	0.95%	4.75%	6.38%
Barclays US Aggregate Index[2]	6.00%	3.76%	5.13%

The annualized gross and net expense ratios as in the May 23, 2016 prospectuses were as follows: Class P—0.81% and 0.50%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Asset Management (Americas) Inc. (formerly, UBS Global Asset Management (Americas) Inc.), the Fund's investment advisor ("UBS AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses), through the period ending October 27, 2017, do not exceed 0.50% for Class P shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS AM (Americas)'s three year recoupment rights will survive.

1  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

2  The Barclays US Aggregate Index is an unmanaged broad based index designed to measure the US dollar-denominated, investment-grade, taxable bond market. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed, asset-backed and commercial mortgage-backed sectors. Investors should note that indices do not reflect the deduction of fees and expenses.

For UBS Total Return Bond Fund, the Board of Trustees approved a temporary redemption fee of 2.00% following the reorganization of Fort Dearborn Income Securities, Inc. with the Fund. The temporary redemption fee will remain in effect for 90 days following the date of the reorganization (or until August 22, 2016).

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

UBS Total Return Bond Fund

Illustration of an assumed investment of $5,000,000 in Class P shares (unaudited)

The following graph depicts the performance of UBS Total Return Bond Fund Class P shares versus the Barclays US Aggregate Index over the 10 years ended June 30, 2016. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

a  The Fund is newly organized. The Fund's Class P shares acquired the assets and liabilities of the Fort Dearborn Income Securities, Inc., a closed-end fund (the "Predecessor Fund"), prior to the opening of business on May 23, 2016 (the "Reorganization"). The Predecessor Fund was also managed by the Advisor, and the day-to-day management of, and investment decisions for, the Fund and the Predecessor Fund are made by the same portfolio management team. The Funds have generally similar investment objectives and strategies. Therefore, the information shown above reflects the historical performance of the Predecessor Fund.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

UBS Total Return Bond Fund

Top ten long-term fixed income holdings (unaudited)

As of June 30, 2016

Percentage of net assets
Federal National Mortgage Association Pools, 4.500%, TBA	8.8%
US Treasury Bonds, 3.125%, due 08/15/44	5.6
Federal Home Loan Mortgage Corp. Gold Pools, #G08702, 3.500%, due 04/01/46	4.2
US Treasury Inflation Indexed Notes (TIPS), 0.125%, due 04/15/20	3.6
Government National Mortgage Association Pools, #G2 MA3662, 3.000%, 05/20/46	3.2
Federal Home Loan Mortgage Corp. Gold Pools, #G08705, 3.000%, TBA	3.0
US Treasury Notes, 0.875%, due 04/15/19	2.8
US Treasury Notes, 1.625%, due 05/15/26	2.6
US Treasury Notes, 0.875%, due 05/31/18	2.6
Government National Mortgage Association Pools, 3.000%, TBA	2.3
Total	38.7%

Industry diversification (unaudited)

As a percentage of net assets as of June 30, 2016

Bonds
Corporate bonds
Automobiles	0.32%
Banks	4.63
Beverages	0.43
Biotechnology	0.37
Building products	0.42
Capital markets	0.63
Chemicals	0.86
Commercial services & supplies	0.32
Communications equipment	0.27
Construction materials	0.46
Consumer finance	1.57
Diversified financial services	1.64
Diversified telecommunication services	1.31
Electric utilities	1.61
Food & staples retailing	0.68
Hotels, restaurants & leisure	0.66
Household durables	1.17
Industrial conglomerates	0.63
Insurance	0.67
Life sciences tools & services	0.12
Machinery	0.25
Media	2.07
Metals & mining	0.57
Oil, gas & consumable fuels	3.20
Paper & forest products	0.16
Pharmaceuticals	0.05
Real estate investment trust (REIT)	0.34
Real estate management & development	0.20
Semiconductors & semiconductor equipment	0.17
Technology hardware, storage & peripherals	1.02
Thrifts & mortgage finance	0.50
Tobacco	0.61
Trading companies & distributors	0.35
Total corporate bonds	28.26%
Asset-backed securities	3.89
Commercial mortgage-backed securities	6.12
Mortgage & agency debt securities	35.20
Municipal bonds	1.91
US government obligations	22.94
Non-US government obligations	2.09
Total bonds	100.41%
Preferred stock	0.08
Short-term investment	14.14
Options purchased	0.18
Total investments	114.81%
Liabilities, in excess of cash and other assets	(14.81)
Net assets	100.00%

UBS Total Return Bond Fund

Portfolio of investments

June 30, 2016

	Face amount	Value
Bonds: 100.41%
Corporate bonds: 28.26%
Brazil: 0.42%
Caixa Economica Federal, 2.375%, due 11/06/17[1]	$555,000	$539,689
Canada: 0.42%
Encana Corp., 6.625%, due 08/15/37	172,000	171,259
NOVA Chemicals Corp., 5.250%, due 08/01/23[1]	360,000	361,800
Total Canada corporate bonds		533,059
Croatia: 0.52%
Agrokor DD, 8.875%, due 02/01/20[1]	630,000	659,925
France: 0.70%
Orange SA, 9.000%, due 03/01/31	575,000	891,053
Germany: 0.48%
Unitymedia Hessen GmbH & Co. KG, 5.500%, due 01/15/23[1]	300,000	301,500
Unitymedia Kabel BW GmbH, 6.125%, due 01/15/25[1]	300,000	307,470
Total Germany corporate bonds		608,970
Ireland: 0.16%
XL Group PLC, Series E, 6.500%, due 04/15/17[2,3]	290,000	201,550
Israel: 0.05%
Teva Pharmaceutical Finance IV BV, 3.650%, due 11/10/21	57,000	60,249
Luxembourg: 0.64%
ArcelorMittal, 6.500%, due 03/01/21	450,000	462,375
Intelsat Jackson Holdings SA, 7.500%, due 04/01/21	500,000	345,000
Total Luxembourg corporate bonds		807,375
Malaysia: 0.34%
SSG Resources Ltd., 4.250%, due 10/04/22[4]	410,000	431,363
Mexico: 0.54%
Cemex SAB de CV, 5.875%, due 03/25/19[1]	350,000	358,750
	Face amount	Value
Petroleos Mexicanos, 3.500%, due 01/30/23	$350,000	$328,685
Total Mexico corporate bonds		687,435
Netherlands: 0.39%
LYB International Finance BV, 4.875%, due 03/15/44	470,000	497,282
Norway: 0.41%
Eksportfinans ASA, 5.500%, due 06/26/17	500,000	517,440
Portugal: 1.13%
EDP Finance BV, 4.900%, due 10/01/19[1]	1,000,000	1,062,180
6.000%, due 02/02/18[1]	350,000	369,250
Total Portugal corporate bonds		1,431,430
United Kingdom: 1.27%
Barclays Bank PLC, 6.050%, due 12/04/17[1]	900,000	942,521
HSBC Holdings PLC, 3.400%, due 03/08/21	460,000	474,044
Lloyds Banking Group PLC, 4.582%, due 12/10/25[1]	200,000	201,149
Total United Kingdom corporate bonds		1,617,714
United States: 20.79%
21st Century Fox America, Inc., 7.750%, due 12/01/45	350,000	511,568
ADT Corp., 3.500%, due 07/15/22	440,000	403,150
AEP Texas Central Co., Series E, 6.650%, due 02/15/33	495,000	638,181
Alabama Power Co., 6.000%, due 03/01/39	175,000	232,161
Ally Financial, Inc., 6.250%, due 12/01/17	250,000	261,875
Altria Group, Inc., 9.950%, due 11/10/38	300,000	539,962
Anadarko Petroleum Corp., 4.500%, due 07/15/44	100,000	91,903
5.550%, due 03/15/26	300,000	331,441
Anheuser-Busch InBev Finance, Inc., 4.900%, due 02/01/46	470,000	550,543
AXA Financial, Inc., 7.000%, due 04/01/28	165,000	217,725
Bank of America Corp., 6.110%, due 01/29/37	475,000	561,612

UBS Total Return Bond Fund

Portfolio of investments

June 30, 2016

	Face amount	Value
Bonds—(Continued)
Corporate bonds—(Continued)
United States—(Continued)
CalAtlantic Group, Inc., 6.250%, due 12/15/21	$310,000	$329,375
6.625%, due 05/01/20	310,000	340,225
Case New Holland Industrial, Inc., 7.875%, due 12/01/17	300,000	322,500
Celgene Corp., 5.000%, due 08/15/45	430,000	473,896
Cemex Finance LLC, 9.375%, due 10/12/22[1]	200,000	220,000
CF Industries, Inc., 4.950%, due 06/01/43	250,000	230,025
Charter Communications Operating LLC/Charter Communications Operating Capital, 6.484%, due 10/23/45[1]	630,000	752,691
CIT Group, Inc., 5.500%, due 02/15/19[1]	250,000	261,562
Citigroup, Inc., 5.500%, due 09/13/25	600,000	672,877
Series M, 6.300%, due 05/15/24[2,3]	450,000	447,705
ConocoPhillips Co., 4.200%, due 03/15/21	130,000	140,411
Devon Energy Corp., 5.000%, due 06/15/45	110,000	102,680
DISH DBS Corp., 7.875%, due 09/01/19	350,000	385,875
DR Horton, Inc., 4.000%, due 02/15/20	477,000	491,310
Enterprise Products Operating LLC, 2.850%, due 04/15/21	380,000	392,659
Exelon Corp., 3.400%, due 04/15/26	300,000	313,700
Ford Motor Co., 7.450%, due 07/16/31	300,000	400,975
Frontier Communications Corp., 8.500%, due 04/15/20	250,000	265,312
General Electric Co., Series D, 5.000%, due 01/21/21[2,3]	749,000	795,812
General Motors Financial Co., Inc., 3.000%, due 09/25/17	500,000	507,250
4.750%, due 08/15/17	850,000	877,069
Georgia-Pacific LLC, 8.000%, due 01/15/24	150,000	200,463
	Face amount	Value
Goldman Sachs Group, Inc., 5.750%, due 01/24/22	$455,000	$528,612
6.750%, due 10/01/37	220,000	271,520
Host Hotels & Resorts LP, Series E, 4.000%, due 06/15/25	420,000	427,267
International Lease Finance Corp., 7.125%, due 09/01/18[1]	400,000	439,176
JPMorgan Chase & Co., Series 1, 7.900%, due 04/30/18[2,3]	425,000	433,500
Kinder Morgan Energy Partners LP, 5.800%, due 03/15/35	135,000	138,756
Kinder Morgan, Inc., 6.500%, due 09/15/20	300,000	330,657
7.250%, due 06/01/18	300,000	324,441
Kroger Co., 6.900%, due 04/15/38	150,000	208,980
Lennar Corp., 4.750%, due 05/30/25	330,000	320,100
Liberty Mutual Group, Inc., 4.250%, due 06/15/23[1]	400,000	425,057
Life Technologies Corp., 6.000%, due 03/01/20	135,000	152,364
Masco Corp., 3.500%, due 04/01/21	210,000	214,263
MetLife, Inc., 6.400%, due 12/15/36	210,000	224,179
Motorola Solutions, Inc., 3.500%, due 03/01/23	350,000	337,927
NextEra Energy Capital Holdings, Inc., 6.650%, due 06/15/67[2]	200,000	163,000
Occidental Petroleum Corp., 2.600%, due 04/15/22	380,000	389,432
Pacific Gas & Electric Co., 2.950%, due 03/01/26	350,000	364,670
PacifiCorp, 6.000%, due 01/15/39	250,000	338,169
Quicken Loans, Inc., 5.750%, due 05/01/25[1]	660,000	636,900
Realogy Group LLC, 5.250%, due 12/01/21[1]	250,000	255,938
Regency Energy Partners LP, 5.500%, due 04/15/23	500,000	504,491
Reynolds American, Inc., 7.250%, due 06/15/37	175,000	237,982
Seagate HDD Cayman, 3.750%, due 11/15/18	1,050,000	1,050,662
5.750%, due 12/01/34	350,000	245,875

UBS Total Return Bond Fund

Portfolio of investments

June 30, 2016

	Face amount	Value
Bonds—(Continued)
Corporate bonds—(Concluded)
United States—(Concluded)
Southern Copper Corp., 6.750%, due 04/16/40	$250,000	$257,963
Sprint Capital Corp., 6.875%, due 11/15/28	200,000	157,000
Starwood Hotels & Resorts Worldwide, Inc., 3.750%, due 03/15/25	270,000	281,241
4.500%, due 10/01/34	180,000	183,727
SunTrust Bank, 7.250%, due 03/15/18	495,000	539,515
Synchrony Financial, 4.500%, due 07/23/25	340,000	352,555
Texas Instruments, Inc., 1.850%, due 05/15/22	220,000	220,353
Time Warner Cable, Inc., 7.300%, due 07/01/38	100,000	125,289
8.750%, due 02/14/19	210,000	245,198
USG Corp., 5.875%, due 11/01/21[1]	310,000	324,338
Valero Energy Corp., 7.500%, due 04/15/32	265,000	315,613
Wells Fargo Capital X, 5.950%, due 12/15/36	275,000	290,125
Williams Partners LP, 6.300%, due 04/15/40	525,000	498,252
Wyndham Worldwide Corp., 3.900%, due 03/01/23	360,000	368,700
Total United States corporate bonds		26,388,280
Total corporate bonds (cost $34,998,360)		35,872,814
Asset-backed securities: 3.89%
United States: 3.89%
AmeriCredit Automobile Receivables Trust, Series 2012-3, Class C, 2.420%, due 05/08/18	661,140	661,718
Series 2014-1, Class D, 2.540%, due 06/08/20	920,000	927,965
Capital Auto Receivables Asset Trust, Series 2016-1, Class D, 4.030%, due 08/21/23	975,000	1,004,118
Drive Auto Receivables Trust, Series 2016-AA, Class B, 3.170%, due 05/15/20[1]	585,000	594,163
Series 2015-DA, Class C, 3.380%, due 11/15/21[1]	975,000	987,063
	Face amount	Value
Santander Drive Auto Receivables Trust, Series 2012-4, Class D, 3.500%, due 06/15/18	$760,000	$767,312
Total asset-backed securities (cost $4,936,285)		4,942,339
Commercial mortgage-backed securities: 6.12%
United States: 6.12%
Americold 2010 LLC Trust, Series 2010-ARTA, Class C, 6.811%, due 01/14/29[1]	695,000	783,230
BXHTL Mortgage Trust, Series 2015-JWRZ, Class GL2, 4.131%, due 05/15/29[1,2]	500,000	470,260
Citigroup Commercial Mortgage Trust, Series 2015-P1, Class A5, 3.717%, due 09/15/48	570,000	626,516
Series 2015-GC29, Class C, 4.155%, due 04/10/48[2]	350,000	345,874
Commercial Mortgage Pass Through Certificates, Series 2014-CR14, Class C, 4.604%, due 02/10/47[2]	250,000	260,046
Commercial Mortgage Trust, Series 2015-DC1, Class A5, 3.350%, due 02/10/48	525,000	558,407
Series 2015-DC1, Class B, 4.035%, due 02/10/48[2]	340,000	352,638
Series 2015-CR26, Class C, 4.645%, due 10/10/48[2]	325,000	317,694
CSMC Trust, Series 2015-DEAL, Class D, 3.542%, due 04/15/29[1,2]	475,000	457,741
FREMF Mortgage Trust, Series 2016-K55, Class B, 4.160%, due 04/25/49[1,2]	525,000	501,226
GS Mortgage Securities Trust, Series 2014-GSFL, Class D, 4.342%, due 07/15/31[1,2]	500,000	481,852
Series 2014-GC18, Class C, 5.112%, due 01/10/47[2]	300,000	318,290
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2015-CSMO, Class E, 4.392%, due 01/15/32[1,2]	325,000	320,312
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C25, Class A5, 3.635%, due 10/15/48	500,000	545,592
Series 2014-C17, Class B, 4.464%, due 08/15/47[2]	500,000	542,153

UBS Total Return Bond Fund

Portfolio of investments

June 30, 2016

	Face amount	Value
Bonds—(Continued)
Commercial mortgage-backed securities—(Concluded)
United States—(Concluded)
Morgan Stanley Capital I Trust, Series 2014-CPT, Class E, 3.560%, due 07/13/29[1,2]	$250,000	$244,304
Starwood Retail Property Trust, Series 2014-STAR, Class C, 2.942%, due 11/15/27[1,2]	125,000	122,086
VNDO Mortgage Trust, Series 2013-PENN, Class D, 3.947%, due 12/13/29[1,2]	500,000	513,351
Total commercial mortgage-backed securities (cost $7,674,805)		7,761,572
Mortgage & agency debt securities: 35.20%
United States: 35.20%
Federal Home Loan Mortgage Corp. Gold Pools 3.000%, TBA	2,350,000	2,435,616
#G08705 3.000%, due 05/01/46	3,641,542	3,777,897
3.500%, TBA	2,200,000	2,319,419
#G08702, 3.500%, due 04/01/46	5,062,346	5,341,114
4.000%, TBA	2,450,000	2,622,095
#E01127 6.500%, due 02/01/17	1,827	1,846
Federal National Mortgage Association Pools, 3.000%, TBA	2,075,000	2,153,299
3.000%, TBA	875,000	917,434
3.500%, TBA	675,000	712,099
4.000%, TBA	2,450,000	2,624,036
4.000%, TBA	2,700,000	2,894,326
#AE1568 4.000%, due 09/01/40	251,480	270,460
4.500%, TBA	10,225,000	11,160,627
#688066 5.500%, due 03/01/33	50,630	56,848
#793666 5.500%, due 09/01/34	231,590	262,013
#802481 5.500%, due 11/01/34	43,223	49,056
#596124 6.000%, due 11/01/28	54,852	63,487
Government National Mortgage Association Pools, 3.000%, TBA	2,850,000	2,978,695
	Face amount	Value
#G2 MA3662 3.000%, due 05/20/46	$3,841,297	$4,019,956
#781029 6.500%, due 05/15/29	15,787	18,597
Total mortgage & agency debt securities (cost $44,503,616)		44,678,920
Municipal bonds: 1.91%
California: 0.39%
State of California, GO Bonds, 7.300%, due 10/01/39	325,000	491,816
Illinois: 1.35%
State of Illinois, GO Bonds, 5.665%, due 03/01/18	710,000	749,362
5.877%, due 03/01/19	885,000	957,623
		1,706,985
New Jersey: 0.17%
New Jersey Turnpike Authority, Revenue Bonds, Series F, 7.414%, due 01/01/40	140,000	219,148
Total municipal bonds (cost $2,280,064)		2,417,949
US government obligations: 22.94%
US Treasury Bonds, 2.500%, due 02/15/46	1,475,000	1,537,285
2.500%, due 05/15/46	275,000	286,892
2.875%, due 08/15/45	1,400,000	1,572,484
3.125%, due 08/15/44	6,025,000	7,096,793
US Treasury Inflation Indexed Notes (TIPS), 0.125%, due 04/15/20[5]	4,360,000	4,557,754
0.625%, due 01/15/26[5]	680,000	721,193
US Treasury Notes, 0.875%, due 05/31/18	3,300,000	3,318,176
0.875%, due 04/15/19	3,475,000	3,491,969
1.375%, due 06/30/23	2,075,000	2,086,022
1.625%, due 04/30/23	925,000	946,065
1.625%, due 05/31/23	150,000	153,416
1.625%, due 05/15/26	3,305,000	3,347,344
Total US government obligations (cost $28,288,211)		29,115,393
Non-US government obligations: 2.09%
Brazil: 0.68%
Federative Republic of Brazil, 6.000%, due 04/07/26	800,000	867,200

UBS Total Return Bond Fund

Portfolio of investments

June 30, 2016

	Face amount	Value
Bonds—(Concluded)
Non-US government obligations—(Concluded)
Chile: 0.17%
Republic of Chile, 3.250%, due 09/14/21	$200,000	$213,500
Colombia: 0.26%
Republic of Colombia, 8.125%, due 05/21/24	250,000	325,000
Indonesia: 0.12%
Republic of Indonesia, 5.875%, due 03/13/20[1]	140,000	155,784
Mexico: 0.39%
United Mexican States, 4.000%, due 10/02/23	400,000	431,000
6.750%, due 09/27/34	50,000	67,200
		498,200
Panama: 0.12%
Republic of Panama, 8.875%, due 09/30/27	100,000	146,000
Peru: 0.35%
Peruvian Government International Bond, 7.350%, due 07/21/25	325,000	442,812
Total Non-US government obligations (cost $2,595,426)		2,648,496
Total bonds (cost $125,276,767)		127,437,483
	Shares
Preferred stock: 0.08%
United States: 0.08%
JPMorgan Chase & Co. 5.450%, due 03/01/18[3] (cost $102,000)	4,000	104,520
Short-term investment: 14.14%
Investment company: 14.14%
JPMorgan U.S. Government Money Market Fund, Capital Shares (cost $17,940,956)	17,940,956	17,940,956
	Number of contracts	Value
Options purchased: 0.18%
Call options: 0.12%
3 Year Euro-Dollar Midcurve, strike @ USD 99.13, expires December 2016	130	$72,313
20 Year US Treasury Bonds, strike @ USD 168.00, expires July 2016	16	76,000
		148,313
Put options: 0.03%
10 Year US Treasury Notes, strike @ USD 129.00, expires August 2016	38	4,750
20 Year US Treasury Bonds, strike @ USD 168.00, expires July 2016	16	6,500
	Face amount covered by contracts
Foreign Exchange Option, Buy USD/INR, strike @ INR 67.80, expires August 2016, counterparty: BOA	$1,300,000	9,559
Foreign Exchange Option, Buy USD/MXN, strike @ MXN 18.10, expires October 2016, counterparty: BOA	1,300,000	20,302
		41,111

UBS Total Return Bond Fund

Portfolio of investments

June 30, 2016

	Notional amount	Value
Options purchased—(Concluded)
Options purchased on credit default swaps on credit indices: 0.03%[6]
Expiring 07/20/16. If exercised, the payment from the counterparty will be made upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of referenced obligation specified in the CDX.NA.IG. Series 26 Index and the Fund receives quarterly fixed rate of 1.000% per annum. Underlying credit default swap terminating 06/20/21. European style. Counterparty: BOA	$13,000,000	$9,037
	Notional amount		Value
Expiring 07/20/16. If exercised, the payment from the counterparty will be made upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of referenced obligation specified in the iTraxx Europe Series 25 Index and the Fund receives quarterly fixed rate of 1.000% per annum. Underlying credit default swap terminating 06/20/21. European style. Counterparty: BOA	EUR	13,000,000	$35,100
			44,137
Total options purchased (cost $209,884)			233,561
Total investments: 114.81% (cost $143,529,607)			145,716,520
Liabilities, in excess of cash and other assets: (14.81%)			(18,794,388)
Net assets: 100.00%			$126,922,132

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was $143,598,843; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$3,067,566
Gross unrealized depreciation	(949,889)
Net unrealized appreciation of investments	$2,117,677

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 110. Portfolio footnotes begin on page 100.

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
BB	NOK	5,290,000	USD	625,230	07/20/16	$(6,873)
JPMCB	EUR	2,940,000	USD	3,317,849	07/20/16	53,402
JPMCB	USD	2,643,283	NOK	21,820,000	07/20/16	(36,007)
MSC	GBP	865,000	USD	1,177,736	07/20/16	26,074
MSC	GBP	935,000	USD	1,235,411	07/20/16	(9,449)
Net unrealized appreciation on forward foreign currency contracts						$27,147

UBS Total Return Bond Fund

Portfolio of investments

June 30, 2016

Futures contracts

	Expiration date	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
US Treasury futures buy contracts:
10 Year US Treasury Notes, 15 contracts (USD)	September 2016	$1,963,850	$1,994,765	$30,915
US Treasury futures sell contracts:
US 10 Year Ultra Bond, 4 contracts (USD)	September 2016	(575,744)	(582,687)	(6,943)
US Long Bond, 15 contracts (USD)	September 2016	(2,535,760)	(2,585,157)	(49,397)
5 Year US Treasury Notes, 47 contracts (USD)	September 2016	(5,667,431)	(5,741,710)	(74,279)
Net unrealized depreciation on futures contracts				$(99,704)

Total return swap agreements6

Counterparty	Notional amount		Termination date	Payments made by the Fund[7]	Payments received by the Fund[7]	Upfront payments	Value	Unrealized depreciation
BOA	EUR	800,000	12/20/16	3 month EURIBOR	—[8]	$—	$(5,192)	$(5,192)

Options written

	Expiration date	Premiums received	Value
Call options
2 Year Euro-Dollar Midcurve, 130 contracts, strike @ USD 99.00	December 2016	$38,545	$(65,000)
Foreign Exchange Option, Sell USD/MXN, Notional Amount USD 1,300,000, strike @ MXN 19.00, counterparty: BOA	October 2016	33,656	(27,764)
Put options
Foreign Exchange Option, Sell USD/EUR, Notional Amount USD 2,500,000, strike @ EUR 0.87, counterparty: CITI	September 2016	26,600	(15,047)
Options written on credit default swaps on credit indices[6]
If option exercised, the payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the CDX.NA.HY Series 26 Index and the Fund pays quarterly fixed rate of 5.000% per annum. Underlying credit default swap terminating 06/20/21. European style. Counterparty: BOA, Notional Amount USD 2,600,000	September 2016	11,180	(12,784)
If option exercised, the payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the CDX.NA.IG Series 26 Index and the Fund pays quarterly fixed rate of 1.000% per annum. Underlying credit default swap terminating 06/20/21. European style. Counterparty: BOA, Notional Amount USD 13,000,000	September 2016	14,950	(12,799)
If option exercised, the payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the iTraxx Europe Crossover Series 25 Index and the Fund pays quarterly fixed rate of 5.000% per annum. Underlying credit default swap terminating 06/20/21. European style. Counterparty: BOA, Notional Amount EUR 1,100,000	September 2016	7,275	(6,592)

UBS Total Return Bond Fund

Portfolio of investments

June 30, 2016

Options written (Concluded)

	Expiration date	Premiums received	Value
If option exercised, the payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the iTraxx Europe Series 25 Index and the Fund pays quarterly fixed rate of 1.000% per annum. Underlying credit default swap terminating 06/20/21. European style. Counterparty: BOA, Notional Amount EUR 13,000,000	July 2016	$12,186	$(7,405)
Total options written		$144,392	$(147,391)

Written options activity for the period ended June 30, 2016 was as follows:

	Number of contracts	Premiums received
Options outstanding at September 30, 2015	—	$—
Options written	168	56,897
Options terminated in closing purchase transactions	(38)	(18,352)
Options expired prior to exercise	—	—
Options outstanding at June 30, 2016	130	$38,545

Written swaptions and foreign exchange options activity for the period ended June 30, 2016 was as follows:

Swaptions & foreign exchange options outstanding at September 30, 2015	$219,998
Swaptions & foreign exchange options written	748,137
Swaptions & foreign exchange options terminated in closing purchase transactions	(862,288)
Swaptions & foreign exchange options expired prior to exercise	—
Swaptions & foreign exchange options outstanding at June 30, 2016	$105,847

The following is a summary of the fair valuations according to the inputs used as of June 30, 2016 in valuing the Fund's investments:

Description	Investments measured at fair value using the net asset value per share (or its equivalent) practical 6/30/2016[a]	Unadjusted quoted prices in active markets for expedient at (Level 1)	Other significant identical investments (Level 2)	Unobservable observable inputs (Level 3)	inputs Total
Assets
Corporate bonds	$—	$—	$35,872,814	$—	$35,872,814
Asset-backed securities	—	—	4,942,339	—	4,942,339
Commercial mortgage-backed securities	—	—	7,761,572	—	7,761,572
Mortgage & agency debt securities	—	—	44,678,920	—	44,678,920
Municipal bonds	—	—	2,417,949	—	2,417,949
US government obligations	—	—	29,115,393	—	29,115,393
Non-US government obligations	—	—	2,648,496	—	2,648,496
Preferred stock	—	104,520	—	—	104,520

UBS Total Return Bond Fund

Portfolio of investments

June 30, 2016

Description	Investments measured at fair value using the net asset value per share (or its equivalent) practical 6/30/2016[a]	Unadjusted quoted prices in active markets for expedient at (Level 1)	Other significant identical investments (Level 2)	Unobservable observable inputs (Level 3)	inputs Total
Short-term investment	$—	$—	$17,940,956	$—	$17,940,956
Options purchased	—	159,563	73,998	—	233,561
Forward foreign currency contracts	—	—	79,476	—	79,476
Futures contracts	—	30,915	—	—	30,915
Total	$—	$294,998	$145,531,913	$—	$145,826,911
Liabilities
Forward foreign currency contracts	$—	$—	$(52,329)	$—	$(52,329)
Futures contracts	—	(130,619)	—	—	(130,619)
Swap agreements, at value	—	—	(5,192)	—	(5,192)
Options written	—	(65,000)	(82,391)	—	(147,391)
Total	$—	$(195,619)	$(139,912)	$—	$(335,531)

a  In accordance with Accounting Standards Update No. 2015-07, certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Portfolio of investments.

At June 30, 2016, there were no transfers between Level 1 and Level 2.

Level 3 Rollforward Disclosure

	Collateralized debt obligation	Total
Assets
Beginning balance	$2,985,015	$2,985,015
Purchases	—	—
Issuances	—	—
Sales	(2,889,090)	(2,889,090)
Accrued discounts (premiums)	—	—
Total realized gain (loss)	(153,028)	(153,028)
Change in net unrealized appreciation (depreciation)	57,103	57,103
Transfers into Level 3	—	—
Transfers out of Level 3	—	—
Ending balance	$—	$—

The change in net unrealized appreciation (depreciation) relating to the Level 3 investments held at June 30, 2016 was $0.

UBS Total Return Bond Fund

Portfolio of investments

June 30, 2016

Portfolio footnotes

1  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2016, the value of these securities amounted to $14,051,268 or 11.07% of net assets.

2  Variable or floating rate security—The interest rate shown is the current rate as of June 30, 2016 and changes periodically.

3  Perpetual investment. Date shown reflects the next call date.

4  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. At June 30, 2016, the value of this security amounted to $431,363 or 0.34% of net assets.

5  Debt security whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the securities is fixed, while the principal value rises or falls based on changes in an index. Thus, if inflation occurs, the principal and interest payments on the securities are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the securities' principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the securities generally pay lower interest rates than typical government securities from the issuer's country. Only if inflation occurs will securities offer a higher real yield than a conventional security of the same maturity.

6  Illiquid investment as of June 30, 2016.

7  Payments made or received are based on the notional amount.

8  Payment is based on the performance of the underlying Markit iBoxx EUR Liquid High Yield Index.

The table below details the Fund's investment in a fund advised by the same Advisor as the Fund. The Advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 09/30/15	Purchases during the period ended 06/30/16	Sales during the period ended 06/30/16	Value 06/30/16	Net income earned from affiliate for the period ended 06/30/16
UBS Cash Management Prime Relationship Fund	$2,324,286	$10,025,562	$12,349,848	$—	$383

See accompanying notes to financial statements.

UBS Municipal Bond Fund

Portfolio performance (unaudited)

For the 12 months ended June 30, 2016, Class A shares of UBS Municipal Bond Fund (the "Fund") gained 7.74% (Class A shares returned 5.30% after the deduction of the maximum sales charge), while Class P shares rose 8.01%. For comparison purposes, the Fund's benchmark, the Barclays Municipal Bond Index (the "Index"), returned 7.65%, and the Barclays Municipal Managed Money Intermediate (1-17) Index advanced 7.61% over the same time period. (Class P shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 102; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder could pay on Fund distributions or the redemption of Fund shares, while index returns do not reflect the deduction of fees and expenses.)

The Fund posted a positive return during the reporting period and outperformed the benchmark, primarily due to its yield curve positioning.

The Fund used US Treasury futures during the reporting period to adjust its duration positioning. Overall, the use of Treasury futures detracted from performance.

Portfolio performance summary1

What worked:

•  Positioning in several parts of the municipal yield curve was additive for performance. In order of magnitude, the Fund's overweights to the 15–20 year, 7–10 year and 3–5 year portions of the municipal curve were the most beneficial given their outperformance versus the Index. (The yield curve plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.)

•  An underweight to AAA-rated municipal bonds was beneficial as they lagged the Index.

•  Security selection in the transportation and industrial development revenue/pollution control revenue sectors were additive for results.

What didn't work:

•  An underweight to the long end of the municipal yield curve was detrimental to results as it outperformed the Index.

•  An underweight to BBB-rated municipal securities was not rewarded as they outperformed the Index.

•  An underweight to the hospital sector detracted from results as it outperformed in the Index.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended June 30, 2016. The views and opinions in the letter were current as of August 15, 2016. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com/am-us.

1  For a detailed commentary on the market environment in general during the reporting period, see pages 3-4.

UBS Municipal Bond Fund

Average annual total returns for periods ended 06/30/16 (unaudited)

	1 year	Inception[1]
Before deducting maximum sales charge
Class A2	7.74%	4.85%
Class C3	7.21	4.37
Class P4	8.01	5.11
After deducting maximum sales charge
Class A2	5.30%	3.40%
Class C3	6.46	4.37
Barclays Municipal Bond Index[5]	7.65%	5.29%
Barclays Municipal Managed Money Intermediate (1-17) Index[6]	7.61%	5.08%

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2015 prospectuses were as follows: Class A—1.46% and 0.65%; Class C—1.98% and 1.15%; Class P—1.23% and 0.40%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Asset Management (Americas) Inc. (formerly, UBS Global Asset Management (Americas) Inc.), the Fund's investment advisor ("UBS AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses), through the period ending October 27, 2016, do not exceed 0.65% for Class A shares, 1.15% for Class C shares and 0.40% for Class P shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, the UBS AM (Americas)'s three year recoupment rights will survive.

1  Inception date of all shares of UBS Municipal Bond Fund and the indices is November 10, 2014.

2  Maximum sales charge for Class A shares is 2.25%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

5  The Barclays Municipal Bond Index is an unmanaged index designed to measure the total return of the US dollar denominated tax exempt bond market. Investors should note that indices do not reflect the deduction of fees and expenses.

6  The Barclays Municipal Managed Money Intermediate (1-17) Index is an unmanaged sub-index of the Barclays Municipal Managed Money Index, which is a rules-based, market-value-weighted index designed to track the performance of municipal securities issued by state and local municipalities whose interest is exempt from federal income tax and the federal alternative minimum tax. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to February 17, 2015, if an investor sold or exchanged shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged was deducted at the time of the transaction, except as noted otherwise in the prospectus. For sales or exchanges taking place on or after February 17, 2015 but prior to August 3, 2015, there was a reduction in the redemption holding period from 90 days to 30 days. Effective August 3, 2015, the 1.00% redemption fee imposed on sales or exchanges of any class of shares of the funds made during the holding periods specified in the prospectus was eliminated. Please refer to the prospectus for further information.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder could pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

UBS Municipal Bond Fund

Illustration of an assumed investment of $10,000 in Class A shares (adjusted for 2.25% maximum sales charge) and $5,000,000 in Class P shares (unaudited)

The following two graphs depict the performance of UBS Municipal Bond Fund Class A and Class P shares versus the Barclays Municipal Bond Index and Barclays Municipal Managed Money Intermediate (1-17) Index from November 10, 2014, which is the inception date of the two classes, through June 30, 2016. The performance of Class C shares will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder could pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder could pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

UBS Municipal Bond Fund

Summary of municipal securities by state (unaudited)

As a percentage of net assets as of June 30, 2016

Long-term municipal bonds
California	6.63%
Connecticut	1.05
Florida	9.73
Hawaii	1.16
Illinois	15.87
Indiana	1.23
Kentucky	2.57
Maryland	0.91
Massachusetts	7.34
Michigan	3.22
Minnesota	0.91
Mississippi	4.39
Nebraska	2.15
Nevada	2.06
New Jersey	7.41
New York	8.72
Pennsylvania	5.30
Rhode Island	1.77
Texas	19.67
Washington	3.61
Wisconsin	0.47
Total long-term municipal bonds	106.17%
Short-term investment	0.03
Total investments	106.20%
Liabilities, in excess of other assets	(6.20)
Net assets	100.00%

UBS Municipal Bond Fund

Portfolio of investments

June 30, 2016

	Face amount	Value
Long-term municipal bonds: 106.17%
California: 6.63%
California State Public Works Board Revenue Bonds, Series F, 5.000%, due 05/01/26	$1,500,000	$1,913,025
Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement, Asset-Backed Revenue Bonds, Series A, 5.000%, due 06/01/32	1,000,000	1,243,020
5.000%, due 06/01/33	650,000	804,973
Irvine Unified School District, Community Facilities District No. 09-1, Series B, 0.400%, due 09/01/51[1]	3,600,000	3,600,000
		7,561,018
Connecticut: 1.05%
Connecticut Health & Educational Facilities Authority, Fairfield University, Revenue Bonds, Series M, 5.000%, due 07/01/18[2]	1,100,000	1,194,831
Florida: 9.73%
School Board of Volusia County, Certificates Refunding, Master Lease Program, COP, Series B, 5.000%, due 08/01/31	1,000,000	1,221,270
School District of St. Lucie County, Sales Tax Revenue Bonds, AGC, 5.000%, due 10/01/26	1,020,000	1,285,139
South Florida Water Management District, COP, Series 2015, 5.000%, due 10/01/34	1,000,000	1,245,530
The School Board of Broward County, COP, Series B, 5.000%, due 07/01/30	2,000,000	2,464,300
The School Board of Miami-Dade County, COP, Series A, 5.000%, due 05/01/31	1,000,000	1,205,870
Series D, 5.000%, due 02/01/23	1,000,000	1,208,460
5.000%, due 11/01/31	1,000,000	1,218,120
	Face amount	Value
The School Board of Palm Beach County, COP, Series B, 5.000%, due 08/01/31	$1,000,000	$1,237,800
		11,086,489
Hawaii: 1.16%
County Of Hawaii, GO Bonds, Series A, 5.000%, due 09/01/27	1,025,000	1,327,867
Illinois: 15.87%
Chicago Transit Authority Revenue Bonds, Series A, 5.000%, due 12/01/16[2]	2,605,000	2,653,114
City of Chicago O'Hare International Airport, Senior Lien Revenue Bonds, Series B, 5.000%, due 01/01/30	1,000,000	1,228,240
5.000%, due 01/01/31	1,050,000	1,285,063
5.250%, due 01/01/29	500,000	605,070
County of Cook, GO Refunding Bonds, Series A, 5.000%, due 11/15/20	1,830,000	2,081,168
Illinois Finance Authority, Sherman Health Systems Revenue Bonds, Series A, 5.500%, due 08/01/17[2]	1,000,000	1,051,440
Illinois State Toll Highway Authority Revenue Bonds, Series B, 5.000%, due 01/01/27	1,000,000	1,297,040
5.000%, due 01/01/40	1,000,000	1,217,850
State of Illinois, GO Bonds, 5.000%, due 08/01/18	3,450,000	3,687,429
State of Illinois Revenue Bonds, 5.000%, due 06/15/22	1,105,000	1,323,956
Series B, 5.250%, due 01/01/18	1,000,000	1,054,750
State of Illinois, Sales Tax Revenue Bonds, 5.750%, due 06/15/20	510,000	600,204
		18,085,324
Indiana: 1.23%
Vanderburgh County Redevelopment District Revenue Bonds, 5.250%, due 08/01/16[2]	1,400,000	1,405,670

UBS Municipal Bond Fund

Portfolio of investments

June 30, 2016

	Face amount	Value
Long-term municipal bonds—(Continued)
Kentucky: 2.57%
Kentucky Property & Buildings Community Project No. 87, Revenue Bonds, 5.250%, due 02/01/19[2]	$2,635,000	$2,932,465
Maryland: 0.91%
State of Maryland, GO Bonds, Series B, 4.500%, due 08/01/17	1,000,000	1,042,690
Massachusetts: 7.34%
Massachusetts Water Resources Authority Revenue Bonds, Series C, 5.000%, due 08/01/35	1,000,000	1,274,870
The Commonwealth of Massachusetts, Consolidated Loan of 2002, GO Bonds, Series C, NATL-RE, 5.500%, due 11/01/17	1,000,000	1,065,890
The Commonwealth of Massachusetts, Consolidated Loan of 2016, GO Bonds, Series A, 5.000%, due 03/01/34	1,125,000	1,380,881
The Commonwealth of Massachusetts, Consolidated Loan, GO Bonds, Series A, 5.000%, due 07/01/30	1,500,000	1,940,775
The Commonwealth of Massachusetts, GO Bonds, Series B, 5.000%, due 07/01/22	780,000	953,160
5.000%, due 07/01/27	1,325,000	1,750,511
		8,366,087
Michigan: 3.22%
Michigan Finance Authority Revenue Bonds, Q-SBLF, 5.000%, due 06/01/20	1,150,000	1,189,514
Michigan Municipal Bond Authority, Clean Water Revolving Fund Revenue Bonds, 5.000%, due 10/01/17	1,160,000	1,223,974
	Face amount	Value
State Building Authority of Michigan, Facilities Program Revenue Bonds, Series I, 5.000%, due 04/15/21	$1,060,000	$1,251,637
		3,665,125
Minnesota: 0.91%
State of Minnesota, Trunk Highway, GO Bonds, Series B, 4.000%, due 08/01/17	1,000,000	1,037,290
Mississippi: 4.39%
Mississippi Business Finance Corp., Gulf Opportunity Zone Industrial Development, Chevron USA, Inc., Project Revenue Bonds, Series L, 0.440%, due 11/01/35[1]	5,000,000	5,000,000
Nebraska: 2.15%
Public Power Generation Agency, Whelan Energy Center Unit-2 Revenue Bonds, Series A, 5.000%, due 01/01/24	2,000,000	2,445,720
Nevada: 2.06%
Clark County, Las Vegas-Mccarran International Airport Revenue Bonds, Series C, 5.000%, due 07/01/27	1,815,000	2,344,181
New Jersey: 7.41%
New Jersey Economic Development Authority, School Facilities Construction Revenue Bonds, Series II, 5.000%, due 03/01/22	750,000	838,927
Series XX, 5.000%, due 06/15/22	1,000,000	1,122,290
New Jersey Turnpike Authority Revenue Bonds, Series A, 5.000%, due 01/01/27	1,000,000	1,248,480
Series E, 5.000%, due 01/01/34	860,000	1,045,063

UBS Municipal Bond Fund

Portfolio of investments

June 30, 2016

	Face amount	Value
Long-term municipal bonds—(Continued)
New Jersey—(Concluded)
State of New Jersey, GO Bonds, Series Q, 5.000%, due 08/15/19	$1,500,000	$1,668,915
Series T, 5.000%, due 06/01/20	750,000	851,333
State of New Jersey, Various Purpose, GO Bonds, 5.000%, due 06/01/18	500,000	536,600
5.000%, due 06/01/20	1,000,000	1,135,110
		8,446,718
New York: 8.72%
City of New York, GO Bonds, Series E, 5.000%, due 08/01/26	1,000,000	1,311,990
City of New York, Tax Exempt, GO Bonds, Series I, 5.000%, due 08/01/17	1,040,000	1,089,327
New York City Municipal Water Finance Authority, Water and Sewer System Revenue Bonds, Series BB-4, 0.380%, due 06/15/50[1]	400,000	400,000
New York City Transitional Finance Authority, Revenue Bonds, Series B-1, 5.000%, due 08/01/33	1,000,000	1,247,460
Series E-1, 5.000%, due 02/01/32	1,000,000	1,272,500
New York State Dormitory Authority, Northern Westchester Hospital Association Revenue Bonds, 0.400%, due 11/01/34[1]	3,500,000	3,500,000
Port Authority of New York and New Jersey Revenue Bonds, Series 194, 5.000%, due 10/15/30	875,000	1,119,598
		9,940,875
Pennsylvania: 5.30%
City of Philadelphia, GO Bonds, Series A, 5.000%, due 08/01/22	1,000,000	1,191,140
Commonwealth of Pennsylvania, GO Bonds, 5.000%, due 08/15/21	1,700,000	1,998,180
	Face amount	Value
Pennsylvania Turnpike Commission Revenue Bonds, Series A-1, 5.000%, due 12/01/24	$1,500,000	$1,895,700
Philadelphia Municipal Authority, City Agreement Revenue Bonds, Series A, 5.000%, due 11/15/17	910,000	961,633
		6,046,653
Rhode Island: 1.77%
Tobacco Settlement Fing Corp., Asset-Backed Revenue Bonds, Series A, 4.000%, due 06/01/17	850,000	875,407
5.000%, due 06/01/21	1,000,000	1,145,340
		2,020,747
Texas: 19.67%
Allen Independent School District, GO Bonds, Series 2016, 5.000%, due 02/15/31	1,000,000	1,275,530
Austin Community College District Public Facility Corp., Round Rock Campus Revenue Bonds, 5.000%, due 08/01/24	1,000,000	1,246,530
Dallas County Community College District, GO Bonds, 5.000%, due 02/15/18	4,665,000	4,997,988
Denton Independent School District, GO Bonds, 5.000%, due 08/15/27	1,185,000	1,531,920
Harris County, Health Facilities Development Corp., Methodist Hospital System Revenue Bonds, Series A-1,
0.380%, due 12/01/41[1]	900,000	900,000
Series A-2, 0.380%, due 12/01/41[1]	500,000	500,000
Houston Independent School District, GO Bonds, Series A, 5.000%, due 02/15/30	2,000,000	2,561,200
North Texas Tollway Authority Revenue Bonds, Series A, 5.000%, due 01/01/25	1,000,000	1,241,070
5.000%, due 01/01/27	3,030,000	3,721,961

UBS Municipal Bond Fund

Portfolio of investments

June 30, 2016

	Face amount	Value
Long-term municipal bonds—(Concluded)
Texas—(Concluded)
Texas Transportation Commission, GO Bonds, Series A, 5.000%, due 10/01/29	$1,500,000	$1,925,820
Texas Transportation Commission, Highway Improvement, GO Bonds, 5.000%, due 04/01/37	2,000,000	2,519,080
		22,421,099
Washington: 3.61%
State of Washington, GO Bonds, Series 5C, 5.000%, due 07/01/29	1,000,000	1,257,530
Series 7A, 5.000%, due 08/01/27	1,400,000	1,820,042
State of Washington, Motor Vehicle Fuel Tax, GO Bonds, Series 5D, 4.000%, due 07/01/17	1,000,000	1,034,250
		4,111,822
	Face amount	Value
Wisconsin: 0.47%
Shawano School District, GO Bonds, 4.250%, due 03/01/18[2]	$500,000	$530,385
Total long-term municipal bonds (cost $117,524,579)		121,013,056
	Shares
Short-term investment: 0.03%
Investment company: 0.03%
JPMorgan U.S. Government Money Market Fund, Capital Shares (cost $37,563)	37,563	37,563
Total investments: 106.20% (cost $117,562,142)		121,050,619
Liabilities, in excess of cash and other assets: (6.20%)		(7,069,271)
Net assets: 100.00%		$113,981,348

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was $117,562,142; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$3,556,188
Gross unrealized depreciation	(67,711)
Net unrealized appreciation of investments	$3,488,477

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 110. Portfolio footnotes begin on page 109.

The following is a summary of the fair valuations according to the inputs used as of June 30, 2016 in valuing the Fund's investments:

Description	Investments measured at fair value using the net asset value per share (or its equivalent) practical 6/30/2016[a]	Unadjusted quoted prices in active markets for expedient at (Level 1)	Other significant identical investments (Level 2)	Unobservable observable inputs (Level 3)	inputs Total
Assets
Long-term municipal bonds	$—	$—	$121,013,056	$—	$121,013,056
Short-term investment	—	—	37,563	—	37,563
Total	$—	$—	$121,050,619	$—	$121,050,619

a  In accordance with Accounting Standards Update No. 2015-07, certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Portfolio of investments.

UBS Municipal Bond Fund

Portfolio of investments

June 30, 2016

At June 30, 2016, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

1  Variable or floating rate security—The interest rate shown is the current rate as of June 30, 2016 and changes periodically.

2  Security is prerefunded or escrowed to maturity. The maturity date shown is the earlier of the reset date or the date of the prerefunded call.

The table below details the Fund's investment in a fund advised by the same Advisor as the Fund. The Advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 06/30/15	Purchases during the year ended 06/30/16	Sales during the year ended 06/30/16	Value 06/30/16	Net income earned from affiliate for the year ended 06/30/16
UBS Cash Management Prime Relationship Fund	$399,871	$36,892,158	$37,292,029	$—	$773

See accompanying notes to financial statements.

The UBS Funds

June 30, 2016

Portfolio acronyms

ADR  American Depositary Receipt

AGC  Assured Guaranty Corp.

BA  Canadian Bankers' Acceptance Rate

CDO  Collateralized Debt Obligations

COP  Certificate of Participation

CVA  Dutch Certification—Depository Certificate

ETF  Exchange Traded Fund

EURIBOR  Euro Interbank Offered Rate

GDR  Global Depositary Receipt

GO  General Obligation

LIBOR  London Interbank Offered Rate

NATL-RE  Reinsured by National Public Finance Guarantee Corp.

Q-SBLF  Qualified School Bond Loan Fund

REIT  Real Estate Investment Trust

TBA  (To be announced) Security is purchased on a forward commitment basis with an approximate principal amount (generally +/-1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement, when the specific mortgage pools are assigned.

TIPS  Treasury inflation protected securities ("TIPS") are debt securities issued by the US Treasury whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index ("CPI"). Thus, if inflation occurs, the principal and interest payments on the TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the TIPS generally pay lower interest rates than typical US Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury security of the same maturity.

Counterparty abbreviations

BB  Barclays Bank PLC

BOA  Bank of America

CIBC  Canadian Imperial Bank of Commerce

CITI  Citibank NA

DB  Deutsche Bank AG

GSI  Goldman Sachs International

HSBC  HSBC Bank PLC

JPMCB  JPMorgan Chase Bank

MLI  Merrill Lynch International

MSC  Morgan Stanley & Co.

SSB  State Street Bank

WBC  Westpac Banking Corp.

Currency abbreviations

AUD  Australian Dollar

CAD  Canadian Dollar

CHF  Swiss Franc

COP  Colombian Peso

EUR  Euro

GBP  Great Britain Pound

HKD  Hong Kong Dollar

ILS  Israel New Shekel

INR  Indian Rupee

JPY  Japanese Yen

KRW  Korean Won

MXN  Mexican Peso

NOK  Norwegian Krone

NZD  New Zealand Dollar

PLN  Polish Zloty

RUB  Russian Ruble

SGD  Singapore Dollar

TWD  Taiwan Dollar

USD  United States Dollar

See accompanying notes to financial statements.

The UBS Funds

June 30, 2016 (unaudited)

Explanation of expense disclosure

As a shareholder of the Funds, you incur two types of costs: (1) transactional costs (as applicable); including sales charges (loads); and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2016 to June 30, 2016.

Actual expenses

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on that Fund's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not that Fund's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads). Therefore, the second line in the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

This projection assumes that annualized expense ratios were in effect during the period January 1, 2016 to June 30, 2016.

The UBS Funds

June 30, 2016 (unaudited)

		Beginning account value January 1, 2016	Ending account value June 30, 2016	Expenses paid during period* 01/01/16 – 06/30/16	Expense ratio during period
UBS Dynamic Alpha Fund
Class A	Actual	$1,000.00	$962.50	$6.59	1.35%
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.15	6.77	1.35
Class C	Actual	1,000.00	960.10	10.23	2.10
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.42	10.52	2.10
Class P	Actual	1,000.00	963.20	5.37	1.10
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.39	5.52	1.10
UBS Global Allocation Fund
Class A	Actual	1,000.00	981.20	6.70	1.36
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.10	6.82	1.36
Class C	Actual	1,000.00	976.90	10.32	2.10
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.42	10.52	2.10
Class P	Actual	1,000.00	982.50	5.52	1.12
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.29	5.62	1.12
UBS International Sustainable Equity Fund
Class A	Actual	1,000.00	942.60	6.04	1.25
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.65	6.27	1.25
Class C	Actual	1,000.00	939.00	9.64	2.00
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.92	10.02	2.00
Class P	Actual	1,000.00	943.90	4.83	1.00
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.89	5.02	1.00

*  Expenses are equal to each Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 182 divided by 366 (to reflect the one-half year period).

The UBS Funds

June 30, 2016 (unaudited)

		Beginning account value January 1, 2016	Ending account value June 30, 2016	Expenses paid during period* 01/01/16 – 06/30/16	Expense ratio during period
UBS U.S. Large Cap Equity Fund
Class A	Actual	$1,000.00	$1,003.90	$5.28	1.06%
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.59	5.32	1.06
Class C	Actual	1,000.00	1,000.40	9.00	1.81
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.86	9.07	1.81
Class P	Actual	1,000.00	1,005.10	4.14	0.83
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.74	4.17	0.83
UBS U.S. Small Cap Growth Fund
Class A	Actual	1,000.00	935.70	5.97	1.24
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.70	6.22	1.24
Class C	Actual	1,000.00	932.40	9.56	1.99
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.97	9.97	1.99
Class P	Actual	1,000.00	937.00	4.77	0.99
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.94	4.97	0.99
UBS Core Plus Bond Fund
Class A	Actual	1,000.00	1,045.60	3.26	0.64
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.68	3.22	0.64
Class C	Actual	1,000.00	1,043.20	5.79	1.14
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.19	5.72	1.14
Class P	Actual	1,000.00	1,047.00	1.98	0.39
	Hypothetical (5% annual return before expenses)	1,000.00	1,022.92	1.96	0.39

*  Expenses are equal to each Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 182 divided by 366 (to reflect the one-half year period).

The UBS Funds

June 30, 2016 (unaudited)

		Beginning account value January 1, 2016	Ending account value June 30, 2016	Expenses paid during period* 01/01/16 – 06/30/16	Expense ratio during period
UBS Total Return Bond Fund
Class P	Actual	$1,000.00	$1,042.90	$6.96	1.37
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.05	6.87	1.37
UBS Municipal Bond Fund
Class A	Actual	1,000.00	1,040.70	3.30	0.65
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.63	3.27	0.65
Class C	Actual	1,000.00	1,039.20	5.83	1.15
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.14	5.77	1.15
Class P	Actual	1,000.00	1,043.00	2.03	0.40
	Hypothetical (5% annual return before expenses)	1,000.00	1,022.87	2.01	0.40

*  Expenses are equal to each Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 182 divided by 366 (to reflect the one-half year period)

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The UBS Funds

Financial statements

Statement of assets and liabilities
June 30, 2016

	UBS Dynamic Alpha Fund	UBS Global Allocation Fund	UBS International Sustainable Equity Fund
Assets:
Investments, at cost:
Unaffiliated issuers	$214,050,765	$318,973,438	$25,392,173
Affiliated issuers	—	67,403,347	—
Investment of cash collateral received from securities loaned[1]	1,048,138	24,965,617	440,742
Foreign currency	3,258,180	1,396,110	52,418
	$218,357,083	$412,738,512	$25,885,333
Investments, at value:
Unaffiliated issuers	$204,208,463	$318,120,264	$23,812,283
Affiliated issuers	—	67,694,113	—
Investment of cash collateral received from securities loaned[1]	1,048,138	24,965,617	440,742
Foreign currency	3,223,064	1,394,827	51,986
Cash	—	—	—
Receivables:
Investment securities sold	—	2,162,726	—
Interest	1,121,358	227,364	142
Fund shares sold	8,513	110,191	2,566
Foreign tax reclaims	—	222,608	18,584
Due from Advisor	—	—	10,693
Dividends	4,310	143,151	69,339
Variation margin on centrally cleared swap agreements	—	1,050,958	—
Due from broker	8,035,868	—	—
Cash collateral for securities lending	—	24,375	—
Cash collateral for futures contracts	4,956,262	10,258,264	—
Cash collateral for swap agreements	6,649,921	1,219,686	—
Outstanding swap agreements, at value[2]	6,007,746	—	—
Unrealized appreciation on forward foreign currency contracts	2,732,536	588,041	—
Other assets	26,656	29,524	22,371
Total assets	238,022,835	428,211,709	24,428,706
Liabilities:
Payables:
Cash collateral from securities loaned	1,048,138	24,989,992	440,742
Investment securities purchased	499,791	1,972,778	—
Investment advisory and administration fee	136,540	247,621	—
Custody and fund accounting fees	71,406	86,375	25,744
Fund shares redeemed	1,670,560	1,394,457	17,982
Distribution and service fees	36,492	135,684	3,050
Trustees' fees	16,535	24,108	6,177
Due to custodian	6	—	—
Due to broker	—	309,595	—
Variation margin on futures contracts	1,035,012	262,197	—
Variation margin on centrally cleared swap agreements	532,449	—	—
Accrued expenses	198,194	300,342	102,651
Options written, at value[3]	—	24,720	—
Outstanding swap agreements, at value[2]	6,239,728	—	—
Unrealized depreciation on forward foreign currency contracts	800,861	589,748	—
Total liabilities	12,285,712	30,337,617	596,346
Net assets	$225,737,123	$397,874,092	$23,832,360

1  The market value of securities loaned by UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS International Sustainable Equity Fund, UBS U.S. Large Cap Equity Fund and UBS U.S. Small Cap Growth Fund, as of June 30, 2016 was $19,735,554, $32,164,164, $419,659, $1,510,179 and $14,959,754, respectively.

2  Net upfront payments received by UBS Dynamic Alpha Fund were $120,404.

3  Premiums received by UBS Global Allocation Fund were $171,748.

The UBS Funds

Financial statements

	UBS U.S. Large Cap Equity Fund	UBS U.S. Small Cap Growth Fund
Assets:
Investments, at cost:
Unaffiliated issuers	$26,581,108	$154,299,965
Affiliated issuers	—	—
Investment of cash collateral received from securities loaned[1]	1,545,341	13,614,860
Foreign currency	—	—
	$28,126,449	$167,914,825
Investments, at value:
Unaffiliated issuers	$27,029,576	$164,275,919
Affiliated issuers	—	—
Investment of cash collateral received from securities loaned[1]	1,545,341	13,614,860
Foreign currency	—	—
Cash	—	7
Receivables:
Investment securities sold	1,261,392	2,385,994
Interest	1,076	6,122
Fund shares sold	—	154,376
Foreign tax reclaims	—	—
Due from Advisor	29,124	—
Dividends	28,852	44,410
Variation margin on centrally cleared swap agreements	—	—
Due from broker	—	—
Cash collateral for securities lending	—	1,688,577
Cash collateral for futures contracts	—	—
Cash collateral for swap agreements	—	—
Outstanding swap agreements, at value[2]	—	—
Unrealized appreciation on forward foreign currency contracts	—	—
Other assets	16,535	21,280
Total assets	29,911,896	182,191,545
Liabilities:
Payables:
Cash collateral from securities loaned	1,545,341	15,303,437
Investment securities purchased	546,797	3,601,581
Investment advisory and administration fee	—	79,310
Custody and fund accounting fees	20,744	32,643
Fund shares redeemed	468,688	391,030
Distribution and service fees	3,761	9,633
Trustees' fees	6,432	12,285
Due to custodian	171,206	—
Due to broker	—	—
Variation margin on futures contracts	—	—
Variation margin on centrally cleared swap agreements	—	—
Accrued expenses	97,832	102,026
Options written, at value[3]	—	—
Outstanding swap agreements, at value[2]	—	—
Unrealized depreciation on forward foreign currency contracts	—	—
Total liabilities	2,860,801	19,531,945
Net assets	$27,051,095	$162,659,600

See accompanying notes to financial statements.

The UBS Funds

Financial statements

Statement of assets and liabilities (continued)
June 30, 2016

	UBS Core Plus Bond Fund	UBS Total Return Bond Fund
Assets:
Investments, at cost:
Unaffiliated issuers	$50,375,529	$143,529,607
Investment of cash collateral received from securities loaned[1]	53,900	—
Foreign currency	4,434	311,923
	$50,433,863	$143,841,530
Investments, at value:
Unaffiliated issuers	$51,190,057	$145,716,520
Investment of cash collateral received from securities loaned[1]	53,900	—
Foreign currency	4,334	307,888
Receivables:
Investment securities sold	17,367,667	79,353,459
Interest	182,143	672,770
Fund shares sold	102,531	4,420
Foreign tax reclaims	—	793
Due from Advisor	14,120	—
Dividends	2,513	3,593
Variation margin on futures contracts	53,354	—
Variation margin on centrally cleared swap agreements	18,517	—
Due from broker	—	49,466
Deferred offering cost	—	70,998
Cash collateral for futures contracts	41,118	69,314
Cash collateral for swap agreements	41,428	—
Unrealized appreciation on forward foreign currency contracts	17,101	79,476
Other assets	20,723	—
Total assets	69,109,506	226,328,697
Liabilities:
Payables:
Cash collateral from securities loaned	53,900	—
Investment securities purchased	30,540,492	98,280,613
Investment advisory and administration fee	—	119,071
Custody and fund accounting fees	27,356	17,467
Fund shares redeemed	19,895	348,508
Distribution and service fees	1,796	—
Trustees' fees	6,747	10,927
Offering costs	—	79,492
Due to broker	79,225	—
Variation margin on futures contracts	—	99,704
Accrued expenses	77,103	245,871
Options written, at value[2]	47,982	147,391
Outstanding swap agreements, at value[3]	75,088	5,192
Unrealized depreciation on forward foreign currency contracts	15,195	52,329
Total liabilities	30,944,779	99,406,565
Net assets	$38,164,727	$126,922,132

1  The market value of securities loaned by UBS Core Plus Bond Fund as of June 30, 2016 was $1,811,550.

2  Premiums received by UBS Core Plus Bond Fund and UBS Total Return Bond Fund were $66,334 and $144,392, respectively.

3  Net upfront payments received by UBS Core Plus Bond Fund were $26,867.

The UBS Funds

Financial statements

UBS Municipal Bond Fund
Assets:
Investments, at cost:
Unaffiliated issuers	$117,562,142
Investment of cash collateral received from securities loaned[1]	—
Foreign currency	—
$117,562,142
Investments, at value:
Unaffiliated issuers	$121,050,619
Investment of cash collateral received from securities loaned[1]	—
Foreign currency	—
Receivables:
Investment securities sold	—
Interest	1,194,270
Fund shares sold	443,099
Foreign tax reclaims	—
Due from Advisor	—
Dividends	281
Variation margin on futures contracts	—
Variation margin on centrally cleared swap agreements	—
Due from broker	—
Deferred offering cost	—
Cash collateral for futures contracts	—
Cash collateral for swap agreements	—
Unrealized appreciation on forward foreign currency contracts	—
Other assets	13,919
Total assets	122,702,188
Liabilities:
Payables:
Cash collateral from securities loaned	—
Investment securities purchased	8,257,531
Investment advisory and administration fee	6,860
Custody and fund accounting fees	25,744
Fund shares redeemed	335,818
Distribution and service fees	7,132
Trustees' fees	8,550
Offering costs	—
Due to broker	—
Variation margin on futures contracts	—
Accrued expenses	79,205
Options written, at value[2]	—
Outstanding swap agreements, at value[3]	—
Unrealized depreciation on forward foreign currency contracts	—
Total liabilities	8,720,840
Net assets	$113,981,348

See accompanying notes to financial statements.

The UBS Funds

Financial statements

Statement of assets and liabilities (continued)
June 30, 2016

	UBS Dynamic Alpha Fund	UBS Global Allocation Fund	UBS International Sustainable Equity Fund
Net assets consist of:
Beneficial interest	$641,002,191	$1,361,007,858	$34,121,980
Accumulated undistributed (distributions in excess of) net investment income (loss)	(8,555,716)	4,640,197	427,895
Accumulated net realized loss	(397,787,076)	(968,065,644)	(9,136,870)
Net unrealized appreciation (depreciation)	(8,922,276)	291,681	(1,580,645)
Net assets	$225,737,123	$397,874,092	$23,832,360
Class A:
Net assets	$65,740,604	$190,813,380	$5,203,836
Shares outstanding	10,663,233	18,241,281	646,334
Net asset value and redemption proceeds per share	$6.17	$10.46	$8.05
Offering price per share (NAV per share plus maximum sales charge)	$6.53	$11.07	$8.52
Class C:
Net assets	$27,270,926	$116,056,490	$2,350,950
Shares outstanding	4,719,683	11,432,288	299,368
Net asset value and offering price per share	$5.78	$10.15	$7.85
Redemption proceeds per share (NAV per share less maximum contingent deferred sales charge)	$5.72	$10.05	$7.77
Class P:
Net assets	$132,725,593	$91,004,222	$16,277,574
Shares outstanding	21,128,384	8,514,509	2,014,491
Net asset value per share, offering price per share, and redemption proceeds per share	$6.28	$10.69	$8.08

The UBS Funds

Financial statements

	UBS U.S. Large Cap Equity Fund	UBS U.S. Small Cap Growth Fund
Net assets consist of:
Beneficial interest	$108,387,633	$155,381,519
Accumulated undistributed (distributions in excess of) net investment income (loss)	302,171	(388,273)
Accumulated net realized loss	(82,087,177)	(2,309,600)
Net unrealized appreciation (depreciation)	448,468	9,975,954
Net assets	$27,051,095	$162,659,600
Class A:
Net assets	$9,773,865	$28,048,495
Shares outstanding	383,177	1,579,937
Net asset value and redemption proceeds per share	$25.51	$17.75
Offering price per share (NAV per share plus maximum sales charge)	$26.99	$18.78
Class C:
Net assets	$2,130,246	$4,384,551
Shares outstanding	87,266	289,163
Net asset value and offering price per share	$24.41	$15.16
Redemption proceeds per share (NAV per share less maximum contingent deferred sales charge)	$24.17	$15.01
Class P:
Net assets	$15,146,984	$130,226,554
Shares outstanding	591,415	6,836,864
Net asset value per share, offering price per share, and redemption proceeds per share	$25.61	$19.05

See accompanying notes to financial statements.

The UBS Funds

Financial statements

Statement of assets and liabilities (continued)
June 30, 2016

	UBS Core Plus Bond Fund	UBS Total Return Bond Fund
Net assets consist of:
Beneficial interest	$71,058,107	$129,320,830
Accumulated undistributed (distributions in excess of) net investment income	302,082	75,097
Accumulated net realized gain (loss)	(33,980,316)	(4,575,925)
Net unrealized appreciation	784,854	2,102,130
Net assets	$38,164,727	$126,922,132
Class A:
Net assets	$5,129,442	$—
Shares outstanding	554,048	$—
Net asset value and redemption proceeds per share	$9.26	$—
Offering price per share (NAV per share plus maximum sales charge)	$9.62	$—
Class C:
Net assets	$1,239,612	$—
Shares outstanding	134,352	$—
Net asset value and offering price per share	$9.23	$—
Redemption proceeds per share (NAV per share less maximum contingent deferred sales charge)	$9.16	$—
Class P:
Net assets	$31,795,673	$126,922,132
Shares outstanding	3,439,276	8,383,487
Net asset value per share, offering price per share, and redemption proceeds per share	$9.24	$15.14

The UBS Funds

Financial statements

UBS Municipal Bond Fund
Net assets consist of:
Beneficial interest	$110,398,964
Accumulated undistributed (distributions in excess of) net investment income	(43,851)
Accumulated net realized gain (loss)	137,758
Net unrealized appreciation	3,488,477
Net assets	$113,981,348
Class A:
Net assets	$17,671,616
Shares outstanding	1,679,275
Net asset value and redemption proceeds per share	$10.52
Offering price per share (NAV per share plus maximum sales charge)	$10.76
Class C:
Net assets	$6,163,747
Shares outstanding	586,019
Net asset value and offering price per share	$10.52
Redemption proceeds per share (NAV per share less maximum contingent deferred sales charge)	$10.44
Class P:
Net assets	$90,145,985
Shares outstanding	8,569,948
Net asset value per share, offering price per share, and redemption proceeds per share	$10.52

See accompanying notes to financial statements.

The UBS Funds

Financial statements

Statement of operations
For the year ended June 30, 2016

	UBS Dynamic Alpha Fund	UBS Global Allocation Fund	UBS International Sustainable Equity Fund
Investment income:
Dividends	$22,790	$5,338,702	$792,520
Interest and other	5,851,509	908,864	—
Affiliated income	8,639	32,095	165
Securities lending[1]	47,397	393,250	9,278
Foreign tax withheld	—	(252,155)	(70,508)
Total income	5,930,335	6,420,756	731,455
Expenses:
Advisory and administration	2,530,753	3,894,088	220,512
Distribution and service:
Class A	188,555	521,651	14,967
Class C	340,822	1,283,487	25,067
Transfer agency and related services fees:
Class A	38,658	138,094	4,079
Class C	30,565	132,710	2,408
Class P	119,186	48,963	10,318
Custodian and fund accounting	161,727	184,880	52,703
Federal and state registration	62,158	54,730	40,039
Professional services	147,853	177,220	134,499
Shareholder reports	85,244	162,278	14,073
Trustees	67,613	96,956	24,889
Other	74,036	95,500	33,151
Total expenses	3,847,170	6,790,557	576,705
Fee waivers and/or expense reimbursements by Advisor	(312,860)	(86,899)	(284,271)
Net expenses	3,534,310	6,703,658	292,434
Net investment income (loss)	2,396,025	(282,902)	439,021
Net realized gain (loss) on:
Investments in unaffiliated issuers	(15,129,386)	(7,966,824)	(509,400)
Investments in affiliated issuers	—	937,743	—
Distribution from affiliated issuer	2,473	14,315	119
Futures contracts	(27,803,319)	(12,389,946)	—
Options written	(5,692,024)	—	—
Swap agreements	(191,960)	(311,514)	—
Forward foreign currency contracts	4,394,704	4,060,080	(60,864)
Foreign currency transactions	(376,574)	(162,129)	49,735
Net realized loss	(44,796,086)	(15,818,275)	(520,410)
Change in net unrealized appreciation (depreciation) on:
Investments	8,531,680	(12,870,492)	(3,715,419)
Futures contracts	548,614	3,354,729	—
Options written	430,590	147,028	—
Swap agreements	(421,701)	1,235,401	—
Forward foreign currency contracts	880,971	(641,222)	—
Translation of other assets and liabilities denominated in foreign currency	38,151	209,639	2,188
Change in net unrealized appreciation (depreciation)	10,008,305	(8,564,917)	(3,713,231)
Net realized and unrealized loss	(34,787,781)	(24,383,192)	(4,233,641)
Contributions from Advisor	214,280	316,557	39,797
Net decrease in net assets resulting from operations	$(32,177,476)	$(24,349,537)	$(3,754,823)

1  Includes affiliated income from UBS Private Money Market Fund LLC of $1,278, $20,934, $648, $2,397 and $21,588 for UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS International Sustainable Equity Fund, UBS U.S. Large Cap Equity Fund and UBS U.S. Small Cap Growth Fund, respectively.

The UBS Funds

Financial statements

	UBS U.S. Large Cap Equity Fund	UBS U.S. Small Cap Growth Fund
Investment income:
Dividends	$639,644	$815,082
Interest and other	—	—
Affiliated income	144	2,417
Securities lending[1]	23,749	331,564
Foreign tax withheld	—	—
Total income	663,537	1,149,063
Expenses:
Advisory and administration	268,744	1,800,830
Distribution and service:
Class A	23,355	93,250
Class C	22,304	47,197
Transfer agency and related services fees:
Class A	7,510	63,693
Class C	1,963	7,718
Class P	16,519	86,583
Custodian and fund accounting	41,989	74,323
Federal and state registration	39,397	42,396
Professional services	114,094	119,282
Shareholder reports	15,837	34,273
Trustees	26,434	53,302
Other	42,612	44,078
Total expenses	620,758	2,466,925
Fee waivers and/or expense reimbursements by Advisor	(264,805)	(398,148)
Net expenses	355,953	2,068,777
Net investment income (loss)	307,584	(919,714)
Net realized gain (loss) on:
Investments in unaffiliated issuers	(473,281)	(976,963)
Investments in affiliated issuers	—	—
Distribution from affiliated issuer	76	1,161
Futures contracts	—	—
Options written	—	—
Swap agreements	—	—
Forward foreign currency contracts	—	—
Foreign currency transactions	—	—
Net realized loss	(473,205)	(975,802)
Change in net unrealized appreciation (depreciation) on:
Investments	(3,137,879)	(41,105,966)
Futures contracts	—	—
Options written	—	—
Swap agreements	—	—
Forward foreign currency contracts	—	—
Translation of other assets and liabilities denominated in foreign currency	—	—
Change in net unrealized appreciation (depreciation)	(3,137,879)	(41,105,966)
Net realized and unrealized loss	(3,611,084)	(42,081,768)
Contributions from Advisor	—	—
Net decrease in net assets resulting from operations	$(3,303,500)	$(43,001,482)

See accompanying notes to financial statements.

The UBS Funds

Financial statements

Statement of operations (continued)
For the year ended June 30, 2016

		UBS Total Return Bond Fund
	UBS Core Plus Bond Fund	Nine Months Ended 6/30/2016	Year ended September 30, 2015
Investment income:
Dividends	$12,230	$12,568	$7,892
Interest and other	782,706	4,245,239	6,617,755
Affiliated income	2,397	383	1,275
Securities lending[1]	3,614	—	—
Total income	800,947	4,258,190	6,626,922
Expenses:
Advisory and administration	199,434	471,338	653,019
Distribution and service:
Class A	10,530	—	—
Class C	9,073	—	—
Transfer agency and related services fees:
Class A	1,526	—	—
Class C	2,691	—	—
Class P	4,381	28,218	—
Custodian and fund accounting	54,919	50,508	62,330
Directors' fees	—	—	38,935
Federal and state registration	42,469	—	—
Insurance expense	—	—	12,091
Listing fees	—	29,735	23,751
Professional services	112,401	407,543	112,958
Shareholder reports	10,158	44,401	64,496
Trustees	26,610	32,525	—
Transfer agency and related service fees	—	—	44,726
Franchise taxes	—	6,923	3,647
Amortization of offering costs	—	8,494	—
Other	20,334	92,645	23,224
Total expenses	494,526	1,172,330	1,039,177
Fee waivers and/or expense reimbursements by Advisor	(339,144)	(42,595)	—
Net expenses	155,382	1,129,735	1,039,177
Net investment income	645,565	3,128,455	5,587,745
Net realized gain (loss) on:
Investments in unaffiliated issuers	154,117	(1,633,992)	(1,072,378)
Investments in affiliated issuers	—	—	—
Distribution from affiliated issuer	1,064	—	—
Futures contracts	83,281	556,754	(680,129)
Options written	83,151	331,144	1,077,139
Swap agreements	9,611	(3,254,618)	386,140
Forward foreign currency contracts	(8,961)	(41,722)	26,774
Foreign currency transactions	29,290	(16,595)	(2,955)
Net realized gain (loss)	351,553	(4,059,029)	(265,409)
Change in net unrealized appreciation (depreciation) on:
Investments	871,399	4,741,927	(7,169,198)
Futures contracts	64,309	(48,385)	(385,001)
Options written	2,304	64,035	(242,830)
Swap agreements	(225,988)	247,493	(251,141)
Forward foreign currency contracts	(10,748)	27,147	(5,760)
Translation of other assets and liabilities denominated in foreign currency	(184)	11,269	(15,003)
Change in net unrealized appreciation (depreciation)	701,092	5,043,486	(8,068,933)
Net realized and unrealized gain	1,052,645	984,457	(8,334,342)
Contributions from Advisor	774	—	—
Net increase in net assets resulting from operations	$1,698,984	$4,112,912	$(2,746,597)

1  Includes affiliated income from UBS Private Money Market Fund LLC of $74 for UBS Core Plus Bond Fund.

The UBS Funds

Financial statements

UBS Municipal Bond Fund
Investment income:
Dividends	$2,835
Interest and other	1,666,000
Affiliated income	773
Securities lending[1]	—
Total income	1,669,608
Expenses:
Advisory and administration	344,521
Distribution and service:
Class A	32,683
Class C	33,595
Transfer agency and related services fees:
Class A	1,162
Class C	1,099
Class P	10,452
Custodian and fund accounting	54,858
Directors' fees	—
Federal and state registration	44,829
Insurance expense	—
Listing fees	—
Professional services	94,329
Shareholder reports	29,947
Trustees	32,377
Transfer agency and related service fees	—
Franchise taxes	—
Amortization of offering costs	24,488
Other	13,070
Total expenses	717,410
Fee waivers and/or expense reimbursements by Advisor	(359,905)
Net expenses	357,505
Net investment income	1,312,103
Net realized gain (loss) on:
Investments in unaffiliated issuers	257,813
Investments in affiliated issuers	—
Distribution from affiliated issuer	585
Futures contracts	14,846
Options written	—
Swap agreements	—
Forward foreign currency contracts	—
Foreign currency transactions	—
Net realized gain (loss)	273,244
Change in net unrealized appreciation (depreciation) on:
Investments	4,159,781
Futures contracts	(93,722)
Options written	—
Swap agreements	—
Forward foreign currency contracts	—
Translation of other assets and liabilities denominated in foreign currency	—
Change in net unrealized appreciation (depreciation)	4,066,059
Net realized and unrealized gain	4,339,303
Contributions from Advisor	—
Net increase in net assets resulting from operations	$5,651,406

See accompanying notes to financial statements.

The UBS Funds

Financial statements

Statement of changes in net assets

	UBS Dynamic Alpha Fund		UBS Global Allocation Fund
	Year ended June 30, 2016	Year ended June 30, 2015	Year ended June 30, 2016	Year ended June 30, 2015
Operations:
Net investment income (loss)	$2,396,025	$1,962,094	$(282,902)	$(901,964)
Net realized gain (loss)	(44,796,086)	23,526,473	(15,818,275)	61,553,345
Change in net unrealized appreciation (depreciation)	10,008,305	(19,331,753)	(8,564,917)	(50,112,257)
Contributions from advisor	214,280	2,068	316,557	—
Net increase (decrease) in net assets from operations	(32,177,476)	6,158,882	(24,349,537)	10,539,124
Dividends and distributions to shareholders by class:
Class A:
Net investment income	(2,647,814)	(3,213,694)	(5,354,437)	—
Return of capital	(30,207)	—	—	—
Total Class A dividends and distributions	(2,678,021)	(3,213,694)	(5,354,437)	—
Class C:
Net investment income	(936,550)	(1,474,152)	(2,183,113)	—
Return of capital	(10,683)	—	—	—
Total Class C dividends and distributions	(947,233)	(1,474,152)	(2,183,113)	—
Class P:
Net investment income	(5,913,042)	(6,858,469)	(3,013,026)	—
Return of capital	(67,458)	—	—	—
Total Class P dividends and distributions	(5,980,500)	(6,858,469)	(3,013,026)	—
Decrease in net assets from dividends and distributions	(9,605,754)	(11,546,315)	(10,550,576)	—
Beneficial interest transactions:
Proceeds from shares sold	29,677,803	167,409,014	9,553,990	78,469,043
Shares issued on reinvestment of dividends and distributions	9,059,509	10,374,472	9,531,202	—
Cost of shares redeemed	(99,285,584)	(170,803,372)	(90,668,225)	(197,453,045)
Redemption fees	—	3,797	378	11,272
Net increase (decrease) in net assets resulting from beneficial interest transactions	(60,548,272)	6,983,911	(71,582,655)	(118,972,730)
Increase (decrease) in net asset	(102,331,502)	1,596,478	(106,482,768)	(108,433,606)
Net assets, beginning of year	328,068,625	326,472,147	504,356,860	612,790,466
Net assets, end of year	$225,737,123	$328,068,625	$397,874,092	$504,356,860
Accumulated undistributed (distributions in excess) net investment income (loss)	$(8,555,716)	$6,638,142	$4,640,197	$9,822,635

The UBS Funds

Financial statements

	UBS International Sustainable Equity Fund		UBS U.S. Large Cap Equity Fund
	Year ended June 30, 2016	Year ended June 30, 2015	Year ended June 30, 2016	Year ended June 30, 2015
Operations:
Net investment income (loss)	$439,021	$285,369	$307,584	$657,802
Net realized gain (loss)	(520,410)	1,391,726	(473,205)	30,679,774
Change in net unrealized appreciation (depreciation)	(3,713,231)	(69,149)	(3,137,879)	(22,596,836)
Contributions from advisor	39,797	—	—	—
Net increase (decrease) in net assets from operations	(3,754,823)	1,607,946	(3,303,500)	8,740,740
Dividends and distributions to shareholders by class:
Class A:
Net investment income	(69,810)	(66,890)	(132,023)	(43,281)
Return of capital	—	—	—	—
Total Class A dividends and distributions	(69,810)	(66,890)	(132,023)	(43,281)
Class C:
Net investment income	(15,558)	(18,393)	(12,163)	—
Return of capital	—	—	—	—
Total Class C dividends and distributions	(15,558)	(18,393)	(12,163)	—
Class P:
Net investment income	(218,890)	(230,480)	(454,262)	(991,668)
Return of capital	—	—	—	—
Total Class P dividends and distributions	(218,890)	(230,480)	(454,262)	(991,668)
Decrease in net assets from dividends and distributions	(304,258)	(315,763)	(598,448)	(1,034,949)
Beneficial interest transactions:
Proceeds from shares sold	7,565,514	10,319,936	6,381,043	18,239,780
Shares issued on reinvestment of dividends and distributions	274,911	283,113	577,488	1,027,205
Cost of shares redeemed	(6,095,200)	(7,332,965)	(16,777,291)	(125,721,205)
Redemption fees	—	1,207	188	8,053
Net increase (decrease) in net assets resulting from beneficial interest transactions	1,745,225	3,271,291	(9,818,572)	(106,446,167)
Increase (decrease) in net asset	(2,313,856)	4,563,474	(13,720,520)	(98,740,376)
Net assets, beginning of year	26,146,216	21,582,742	40,771,615	139,511,991
Net assets, end of year	$23,832,360	$26,146,216	$27,051,095	$40,771,615
Accumulated undistributed (distributions in excess) net investment income (loss)	$427,895	$339,021	$302,171	$602,844

See accompanying notes to financial statements.

The UBS Funds

Financial statements

Statement of changes in net assets (continued)

	UBS U.S. Small Cap Growth Fund		UBS Core Plus Bond Fund
	Year ended June 30, 2016	Year ended June 30, 2015	Year ended June 30, 2016	Year ended June 30, 2015
Operations:
Net investment income (loss)	$(919,714)	$(1,141,407)	$645,565	$561,654
Net realized gain (loss)	(975,802)	53,723,523	351,553	648,680
Change in net unrealized appreciation (depreciation)	(41,105,966)	(20,345,811)	701,092	(675,723)
Contributions from Advisor	—	—	774	—
Net increase (decrease) in net assets from operations	(43,001,482)	32,236,305	1,698,984	534,611
Dividends and distributions to shareholders by class:
Class A:
Net investment income	—	—	(98,708)	(79,804)
Net realized gain	(3,580,313)	(6,507,157)	—	—
Total Class A dividends and distributions	(3,580,313)	(6,507,157)	(98,708)	(79,804)
Class C:
Net investment income	—	—	(20,888)	(36,781)
Net realized gain	(515,022)	(756,458)	—	—
Total Class C dividends and distributions	(515,022)	(756,458)	(20,888)	(36,781)
Class P:
Net investment income	—	—	(717,146)	(917,558)
Net realized gain	(10,977,397)	(35,905,549)	—	—
Total Class P dividends and distributions	(10,977,397)	(35,905,549)	(717,146)	(917,558)
Decrease in net assets from dividends and distributions	(15,072,732)	(43,169,164)	(836,742)	(1,034,143)
Beneficial interest transactions:
Proceeds from shares sold	96,909,755	51,855,914	9,843,211	7,314,727
Shares issued on reinvestment of dividends and distributions	13,779,443	41,880,585	773,644	1,008,220
Cost of shares redeemed	(120,663,054)	(124,727,853)	(5,328,485)	(5,909,702)
Redemption fees	1,617	15,649	—	8,338
Net increase (decrease) in net assets resulting from beneficial interest transactions	(9,972,239)	(30,975,705)	5,288,370	2,421,583
Increase (decrease) in net asset	(68,046,453)	(41,908,564)	6,150,612	1,922,051
Net assets, beginning of year	230,706,053	272,614,617	32,014,115	30,092,064
Net assets, end of year	$162,659,600	$230,706,053	$38,164,727	$32,014,115
Accumulated undistributed (distributions in excess) net investment income (loss)	$(388,273)	$(62,244)	$302,082	$392,037

1  For the period November 10, 2014 (commencement of operations) through June 30, 2015

The UBS Funds

Financial statements

	UBS Total Return Bond Fund			UBS Municipal Bond Fund
	Nine Months Ended 6/30/2016	Year ended September 30, 2015	Year ended September 30, 2014	Year ended June 30, 2016	Period ended June 30, 2015[1]
Operations:
Net investment income (loss)	$3,128,455	$5,587,745	$5,300,356	$1,312,103	$506,110
Net realized gain (loss)	(4,059,029)	(265,409)	278,218	273,244	(92,930)
Change in net unrealized appreciation (depreciation)	5,043,486	(8,068,933)	3,592,334	4,066,059	(577,582)
Contributions from Advisor	—	—	—	—	—
Net increase (decrease) in net assets from operations	4,112,912	(2,746,597)	9,170,908	5,651,406	(164,402)
Dividends and distributions to shareholders by class:
Class A:
Net investment income	—	—	—	(232,100)	(64,280)
Net realized gain	—	—	—	—	—
Total Class A dividends and distributions	—	—	—	(232,100)	(64,280)
Class C:
Net investment income	—	—	—	(57,551)	(13,168)
Net realized gain	—	—	—	—	—
Total Class C dividends and distributions	—	—	—	(57,551)	(13,168)
Class P:
Net investment income	(2,868,246)	(5,638,365)	(5,484,791)	(1,118,533)	(449,970)
Net realized gain	—	(480,029)	(2,764,335)	—	—
Total Class P dividends and distributions	(2,868,246)	(6,118,394)	(8,249,126)	(1,118,533)	(449,970)
Decrease in net assets from dividends and distributions	(2,868,246)	(6,118,394)	(8,249,126)	(1,408,184)	(527,418)
Beneficial interest transactions:
Proceeds from shares sold	303,562	—	—	85,280,837	74,538,038
Shares issued on reinvestment of dividends and distributions	249,928	—	—	1,172,802	240,583
Cost of shares redeemed	(6,441,226)	—	—	(37,585,911)	(13,221,852)
Redemption fees	92,483	—	—	—	5,449
Net increase (decrease) in net assets resulting from beneficial interest transactions	(5,795,253)	—	—	48,867,728	61,562,218
Increase (decrease) in net asset	(4,550,587)	(8,864,991)	921,782	53,110,950	60,870,398
Net assets, beginning of year	131,472,719	140,337,710	139,415,928	60,870,398	—
Net assets, end of year	$126,922,132	$131,472,719	$140,337,710	$113,981,348	$60,870,398
Accumulated undistributed (distributions in excess) net investment income (loss)	$75,097	$144,266	$(3,488)	$(43,851)	$10,466

See accompanying notes to financial statements.

UBS Dynamic Alpha Fund

Financial highlights

The table below sets forth data for one share of beneficial interest outstanding throughout each year presented.

	Class A
	Year ended June 30,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$7.13	$7.24	$6.82	$6.36	$5.98
Income (loss) from investment operations:
Net investment income (loss)[1]	0.05	0.04	0.05	0.07	0.08
Net realized and unrealized gain (loss)	(0.79)	0.11	0.38	0.50	0.30
Net increase from payment by Advisor	0.01	0.00[3]	—	—	—
Total income (loss) from investment operations	(0.73)	0.15	0.43	0.57	0.38
Less dividends/distributions:
From net investment income	(0.23)	(0.26)	(0.01)	(0.11)	—
Return of capital	(0.00)[3]	—	—	—	—
Total dividends/distributions	(0.23)	(0.26)	(0.01)	(0.11)	—
Net asset value, end of year	$6.17	$7.13	$7.24	$6.82	$6.36
Total investment return[2]	(10.48)%[4]	2.03%[5]	6.31%	9.05%	6.18%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	1.45%	1.43%	1.42%	1.43%	1.60%
Expenses after fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	1.35%	1.35%	1.35%	1.35%	1.54%
Expenses after fee waivers and/or expense reimbursement and before dividend expense and security loan fees for securities sold short	1.35%	1.35%	1.35%	1.35%	1.35%
Net investment income	0.82%	0.58%	0.66%	0.98%	1.33%
Supplemental data:
Net assets, end of year (000's)	$65,741	$89,421	$194,185	$208,369	$160,773
Portfolio turnover rate	50%	54%	45%	74%	164%

	Class P
	Year ended June 30,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$7.27	$7.38	$6.96	$6.48	$6.09
Income (loss) from investment operations:
Net investment income[1]	0.07	0.06	0.06	0.09	0.10
Net realized and unrealized gain (loss)	(0.82)	0.12	0.39	0.52	0.29
Net increase from payment by Advisor	0.01	0.00[3]	—	—	—
Total income (loss) from investment operations	(0.74)	0.18	0.45	0.61	0.39
Less dividends/distributions:
From net investment income	(0.25)	(0.29)	(0.03)	(0.13)	—
Return of capital	(0.00)[3]	—	—	—	—
Total dividends/distributions	(0.25)	(0.29)	(0.03)	(0.13)	—
Net asset value, end of year	$6.28	$7.27	$7.38	$6.96	$6.48
Total investment return[2]	(10.17)%[4]	2.29%[5]	6.45%	9.29%	6.57%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	1.22%	1.20%	1.15%	1.12%	1.28%
Expenses after fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	1.10%	1.10%	1.10%	1.10%	1.28%
Expenses after fee waivers and/or expense reimbursement and before dividend expense and security loan fees for securities sold short	1.10%	1.10%	1.10%	1.10%	1.10%
Net investment income	1.07%	0.84%	0.87%	1.25%	1.56%
Supplemental data:
Net assets, end of year (000's)	$132,725	$192,777	$81,168	$48,113	$51,807
Portfolio turnover rate	50%	54%	45%	74%	164%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

UBS Dynamic Alpha Fund

Financial highlights

	Class C
	Year ended June 30,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$6.68	$6.81	$6.46	$6.02	$5.71
Income (loss) from investment operations:
Net investment income (loss)[1]	0.00[3]	(0.01)	(0.01)	0.02	0.03
Net realized and unrealized gain (loss)	(0.73)	0.09	0.36	0.48	0.28
Net increase from payment by Advisor	0.00[3]	0.00[3]	—	—	—
Total income (loss) from investment operations	(0.73)	0.08	0.35	0.50	0.31
Less dividends/distributions:
From net investment income	(0.17)	(0.21)	—	(0.06)	—
Return of capital	(0.00)[3]	—	—	—	—
Total dividends/distributions	(0.17)	(0.21)	—	(0.06)	—
Net asset value, end of year	$5.78	$6.68	$6.81	$6.46	$6.02
Total investment return[2]	(11.00)%[4]	1.21%[5]	5.42%	8.22%	5.60%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	2.23%	2.19%	2.18%	2.19%	2.36%
Expenses after fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	2.10%	2.10%	2.10%	2.10%	2.29%
Expenses after fee waivers and/or expense reimbursement and before dividend expense and security loan fees for securities sold short	2.10%	2.10%	2.10%	2.10%	2.10%
Net investment income	0.07%	(0.17)%	(0.09)%	0.24%	0.58%
Supplemental data:
Net assets, end of year (000's)	$27,271	$45,871	$51,119	$53,405	$49,155
Portfolio turnover rate	50%	54%	45%	74%	164%

3  Amount represents less than $0.005 per share.

4  During the year ended June 30, 2016, the Advisor reimbursed the Fund $128,212, which was determined to be the value of the ineligible services paid for from the Fund's dealing commissions, and $86,068 for a trading error, both reimbursements had no impact on the Fund's total return.

5  During the year ended June 30, 2015 the advisor reimbursed the fund for a trading error in the amount of $2,068, which had no impact on the Fund's total return.

See accompanying notes to financial statements.

UBS Global Allocation Fund

Financial highlights

The table below sets forth data for one share of beneficial interest outstanding throughout each year presented.

	Class A
	Year ended June 30,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$11.27	$11.04	$9.79	$9.12	$10.27
Income (loss) from investment operations:
Net investment income (loss)[1]	0.01	(0.00)[3]	0.02	0.01	(0.00)[3]
Net realized and unrealized gain (loss)	(0.56)	0.23	1.36	0.88	(0.72)
Net increase from payment by Advisor	0.01	—	—	—	—
Total income (loss) from investment operations	(0.54)	0.23	1.38	0.89	(0.72)
Less dividends/distributions:
From net investment income	(0.27)	—	(0.13)	(0.22)	(0.43)
Net asset value, end of year	$10.46	$11.27	$11.04	$9.79	$9.12
Total investment return[2]	(4.81)%[4]	2.08%	14.20%	9.86%	(6.83)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	1.36%	1.32%	1.30%	1.28%	1.25%
Expenses after fee waivers and/or expense reimbursement	1.35%	1.32%	1.30%	1.28%	1.25%
Net investment income (loss)	0.09%	(0.01)%	0.17%	0.12%	(0.03)%
Supplemental data:
Net assets, end of year (000's)	$190,813	$234,665	$309,296	$377,781	$494,604
Portfolio turnover rate	60%	62%	49%	54%	93%

	Class P
	Year ended June 30,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$11.51	$11.25	$9.98	$9.30	$10.48
Income (loss) from investment operations:
Net investment income[1]	0.04	0.03	0.05	0.04	0.03
Net realized and unrealized gain (loss)	(0.56)	0.23	1.39	0.90	(0.75)
Net increase from payment by Advisor	0.01	—	—	—	—
Total income (loss) from investment operations	(0.51)	0.26	1.44	0.94	(0.72)
Less dividends/distributions:
From net investment income	(0.31)	—	(0.17)	(0.26)	(0.46)
Net asset value, end of year	$10.69	$11.51	$11.25	$9.98	$9.30
Total investment return[2]	(4.50)%[4]	2.31%	14.56%	10.22%	(6.59)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	1.09%	1.04%	1.00%	0.98%	0.95%
Expenses after fee waivers and/or expense reimbursement	1.09%	1.04%	1.00%	0.98%	0.95%
Net investment income	0.34%	0.26%	0.51%	0.44%	0.27%
Supplemental data:
Net assets, end of year (000's)	$91,004	$124,415	$129,417	$127,751	$132,941
Portfolio turnover rate	60%	62%	49%	54%	93%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

3  Amount represents less than $0.005 per share.

UBS Global Allocation Fund

Financial highlights

	Class C
	Year ended June 30,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$10.92	$10.79	$9.55	$8.89	$10.00
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.07)	(0.09)	(0.06)	(0.06)	(0.07)
Net realized and unrealized gain (loss)	(0.54)	0.22	1.34	0.86	(0.71)
Net increase from payment by Advisor	0.01	—	—	—	—
Total income (loss) from investment operations	(0.60)	0.13	1.28	0.80	(0.78)
Less dividends/distributions:
From net investment income	(0.17)	—	(0.04)	(0.14)	(0.33)
Net asset value, end of year	$10.15	$10.92	$10.79	$9.55	$8.89
Total investment return[2]	(5.49)%[4]	1.20%	13.31%	9.11%	(7.66)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	2.15%	2.10%	2.08%	2.06%	2.02%
Expenses after fee waivers and/or expense reimbursement	2.10%	2.10%	2.08%	2.06%	2.02%
Net investment income (loss)	(0.66)%	(0.79)%	(0.59)%	(0.65)%	(0.80)%
Supplemental data:
Net assets, end of year (000's)	$116,057	$145,277	$174,078	$195,427	$238,054
Portfolio turnover rate	60%	62%	49%	54%	93%

4  During the year ended June 30, 2016, the Advisor reimbursed the Fund $316,557 which was determined to be the value of the ineligible services paid for from the Fund's dealing commissions. If payment from Advisor was not made, the estimated total return would have been -4.90% for A shares, -5.59% for C shares, and -4.59% for P shares.

See accompanying notes to financial statements.

UBS International Sustainable Equity Fund (formerly, UBS Global Sustainable Equity Fund)

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Class A
	Year ended June 30,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$9.47	$8.95	$7.55	$6.75	$8.21
Income (loss) from investment operations:
Net investment income[1]	0.13	0.10	0.08	0.11	0.08
Net realized and unrealized gain (loss)	(1.47)	0.53	1.51	0.93	(1.40)
Net increase from payment by Advisor	0.01	—	—	—	—
Total income (loss) from investment operations	(1.33)	0.63	1.59	1.04	(1.32)
Less dividends/distributions:
From net investment income	(0.09)	(0.11)	(0.19)	(0.24)	(0.14)
Net asset value, end of year	$8.05	$9.47	$8.95	$7.55	$6.75
Total investment return[2]	(14.07)%[3]	7.14%	21.32%	15.49%	(15.99)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	2.37%	2.47%	2.74%	2.65%	2.28%
Expenses after fee waivers and/or expense reimbursement	1.25%	1.25%	1.25%	1.25%	1.25%
Net investment income	1.59%	1.09%	0.91%	1.49%	1.20%
Supplemental data:
Net assets, end of year (000's)	$5,204	$6,371	$7,541	$5,433	$5,576
Portfolio turnover rate	114%	42%	137%	41%	49%

	Class P
	Year ended June 30,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$9.50	$8.99	$7.58	$6.77	$8.25
Income (loss) from investment operations:
Net investment income[1]	0.16	0.13	0.09	0.13	0.11
Net realized and unrealized gain (loss)	(1.48)	0.51	1.53	0.94	(1.43)
Net increase from payment by Advisor	0.01	—	—	—	—
Total income (loss) from investment operations	(1.31)	0.64	1.62	1.07	(1.32)
Less dividends/distributions:
From net investment income	(0.11)	(0.13)	(0.21)	(0.26)	(0.16)
Net asset value, end of year	$8.08	$9.50	$8.99	$7.58	$6.77
Total investment return[2]	(13.83)%[3]	7.32%	21.65%	15.95%	(15.88)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	2.12%	2.21%	2.45%	2.40%	2.06%
Expenses after fee waivers and/or expense reimbursement	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income	1.92%	1.40%	1.10%	1.69%	1.52%
Supplemental data:
Net assets, end of year (000's)	$16,277	$17,103	$12,462	$11,740	$12,966
Portfolio turnover rate	114%	42%	137%	41%	49%
1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

UBS International Sustainable Equity Fund (formerly, UBS Global Sustainable Equity Fund)

Financial highlights

	Class C
	Year ended June 30,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$9.26	$8.80	$7.43	$6.63	$8.02
Income (loss) from investment operations:
Net investment income[1]	0.07	0.04	0.03	0.05	0.03
Net realized and unrealized gain (loss)	(1.44)	0.51	1.47	0.92	(1.36)
Net increase from payment by Advisor	0.01	—	—	—	—
Total income (loss) from investment operations	(1.36)	0.55	1.50	0.97	(1.33)
Less dividends/distributions:
From net investment income	(0.05)	(0.09)	(0.13)	(0.17)	(0.06)
Net asset value, end of year	$7.85	$9.26	$8.80	$7.43	$6.63
Total investment return[2]	(14.72)%[3]	6.36%	20.32%	14.72%	(16.59)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	3.15%	3.23%	3.54%	3.40%	3.06%
Expenses after fee waivers and/or expense reimbursement	2.00%	2.00%	2.00%	2.00%	2.00%
Net investment income	0.86%	0.46%	0.37%	0.65%	0.45%
Supplemental data:
Net assets, end of year (000's)	$2,351	$2,672	$1,579	$605	$703
Portfolio turnover rate	114%	42%	137%	41%	49%

3  During the year ended June 30, 2016, the Advisor reimbursed the Fund $34,326, which was determined to be the value of the ineligible services paid for from the Fund's dealing commissions, and $5,471 for a trading error. lf payment from Advisor was not made, the estimated total return would have been -14.18% for A shares, -14.83% for C shares, and -13.94% for P shares.

See accompanying notes to financial statements.

UBS U.S. Large Cap Equity Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Class A
	Year ended June 30,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$27.55	$25.03	$19.85	$15.96	$16.46
Income (loss) from investment operations:
Net investment income (loss)[1]	0.21	0.14	0.11	0.11	0.10
Net realized and unrealized gain (loss)	(1.88)	2.50	5.23	3.86	(0.51)
Total income (loss) from investment operations	(1.67)	2.64	5.34	3.97	(0.41)
Less dividends/distributions:
From net investment income	(0.37)	(0.12)	(0.16)	(0.08)	(0.09)
Net asset value, end of year	$25.51	$27.55	$25.03	$19.85	$15.96
Total investment return[2]	(6.13)%	10.61%	27.05%	24.99%	(2.47)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	1.93%	1.56%	1.29%	1.28%	1.24%
Expenses after fee waivers and/or expense reimbursement	1.13%	1.20%	1.20%	1.20%	1.20%
Net investment income (loss)	0.81%	0.53%	0.47%	0.63%	0.64%
Supplemental data:
Net assets, end of year (000's)	$9,774	$9,784	$9,478	$8,534	$14,113
Portfolio turnover rate	57%	59%	55%	58%	65%

	Class P
	Year ended June 30,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$27.67	$25.14	$19.94	$16.07	$16.60
Income (loss) from investment operations:
Net investment income[1]	0.26	0.20	0.16	0.15	0.14
Net realized and unrealized gain (loss)	(1.89)	2.52	5.27	3.88	(0.52)
Total income (loss) from investment operations	(1.63)	2.72	5.43	4.03	(0.38)
Less dividends/distributions:
From net investment income	(0.43)	(0.19)	(0.23)	(0.16)	(0.15)
Net asset value, end of year	$25.61	$27.67	$25.14	$19.94	$16.07
Total investment return[2]	(5.91)%	10.90%	27.38%	25.28%	(2.23)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	1.64%	1.07%	0.99%	0.98%	0.97%
Expenses after fee waivers and/or expense reimbursement	0.90%	0.95%	0.95%	0.95%	0.95%
Net investment income	1.00%	0.77%	0.71%	0.87%	0.90%
Supplemental data:
Net assets, end of year (000's)	$15,147	$28,345	$126,735	$146,145	$185,910
Portfolio turnover rate	57%	59%	55%	58%	65%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

UBS U.S. Large Cap Equity Fund

Financial highlights

	Class C
	Year ended June 30,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$26.34	$23.99	$19.06	$15.36	$15.88
Income (loss) from investment operations:
Net investment income (loss)[1]	0.01	(0.05)	(0.06)	(0.02)	(0.02)
Net realized and unrealized gain (loss)	(1.80)	2.40	5.03	3.72	(0.50)
Total income (loss) from investment operations	(1.79)	2.35	4.97	3.70	(0.52)
Less dividends/distributions:
From net investment income	(0.14)	—	(0.04)	—	—
Net asset value, end of year	$24.41	$26.34	$23.99	$19.06	$15.36
Total investment return[2]	(6.82)%	9.80%	26.09%	24.09%	(3.28)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	2.68%	2.31%	2.08%	2.04%	2.02%
Expenses after fee waivers and/or expense reimbursement	1.88%	1.95%	1.95%	1.95%	1.95%
Net investment income (loss)	0.03%	(0.22)%	(0.27)%	(0.11)%	(0.11)%
Supplemental data:
Net assets, end of year (000's)	$2,130	$2,643	$3,299	$2,617	$2,873
Portfolio turnover rate	57%	59%	55%	58%	65%

See accompanying notes to financial statements.

UBS U.S. Small Cap Growth Fund

Financial highlights

The table below sets forth data for one share of beneficial interest outstanding throughout each year presented.

	Class A
	Year ended June 30,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$23.60	$24.76	$20.10	$16.19	$16.00
Income (loss) from investment operations:
Net investment (loss)[1]	(0.13)	(0.16)	(0.21)	(0.11)	(0.14)
Net realized and unrealized gain (loss)	(3.89)	3.38	5.40	4.02	0.33
Total income (loss) from investment operations	(4.02)	3.22	5.19	3.91	0.19
Less dividends/distributions:
From net realized gains	(1.83)	(4.38)	(0.53)	—	—
Net asset value, end of year	$17.75	$23.60	$24.76	$20.10	$16.19
Total investment return[2]	(17.58)%	15.61%	26.42%	23.78%	1.19%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	1.53%	1.51%	1.45%	1.55%	1.57%
Expenses after fee waivers and/or expense reimbursement	1.24%	1.35%	1.40%	1.40%	1.40%
Net investment loss	(0.65)%	(0.69)%	(0.92)%	(0.64)%	(0.93)%
Supplemental data:
Net assets, end of year (000's)	$28,048	$46,813	$42,552	$32,848	$31,015
Portfolio turnover rate	109%	64%	57%	42%	48%

	Class P
	Year ended June 30,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$25.11	$26.00	$21.01	$16.88	$16.64
Income (loss) from investment operations:
Net investment (loss)[1]	(0.08)	(0.11)	(0.15)	(0.08)	(0.11)
Net realized and unrealized gain (loss)	(4.15)	3.60	5.67	4.21	0.35
Total income (loss) from investment operations	(4.23)	3.49	5.52	4.13	0.24
Less dividends/distributions:
From net realized gains	(1.83)	(4.38)	(0.53)	—	—
Net asset value, end of year	$19.05	$25.11	$26.00	$21.01	$16.88
Total investment return[2]	(17.39)%	15.93%	26.79%	24.17%	1.44%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement/recoupment	1.17%	1.10%	1.09%	1.13%	1.15%
Expenses after fee waivers and/or expense reimbursement/recoupment	0.99%	1.07%	1.09%	1.15%[3]	1.15%[3]
Net investment loss	(0.40)%	(0.43)%	(0.61)%	(0.41)%	(0.68)%
Supplemental data:
Net assets, end of year (000's)	$130,227	$178,495	$226,376	$172,436	$107,447
Portfolio turnover rate	109%	64%	57%	42%	48%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

3  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Fund, not to exceed the expense cap.

UBS U.S. Small Cap Growth Fund

Financial highlights

	Class C
	Year ended June 30,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$20.60	$22.32	$18.29	$14.85	$14.78
Income (loss) from investment operations:
Net investment (loss)[1]	(0.23)	(0.29)	(0.35)	(0.22)	(0.23)
Net realized and unrealized gain (loss)	(3.38)	2.95	4.91	3.66	0.30
Total income (loss) from investment operations	(3.61)	2.66	4.56	3.44	0.07
Less dividends/distributions:
From net realized gains	(1.83)	(4.38)	(0.53)	—	—
Net asset value, end of year	$15.16	$20.60	$22.32	$18.29	$14.85
Total investment return[2]	(18.18)%	14.71%	25.51%	22.83%	0.47%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	2.28%	2.24%	2.24%	2.32%	2.35%
Expenses after fee waivers and/or expense reimbursement	1.99%	2.10%	2.15%	2.15%	2.15%
Net investment loss	(1.39)%	(1.44)%	(1.67)%	(1.39)%	(1.68)%
Supplemental data:
Net assets, end of year (000's)	$4,385	$5,398	$3,687	$2,937	$2,442
Portfolio turnover rate	109%	64%	57%	42%	48%

See accompanying notes to financial statements.

UBS Core Plus Bond Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Class A
	Year ended June 30,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$9.05	$9.18	$8.91	$9.13	$8.70
Income (loss) from investment operations:
Net investment income[1]	0.15	0.15	0.17	0.16	0.20
Net realized and unrealized gain (loss)	0.26	0.01	0.33	(0.15)	0.46
Net increase from payment by Advisor	0.00[3]	—	—	—	—
Total income (loss) from investment operations	0.41	0.16	0.50	0.01	0.66
Less dividends/distributions:
From net investment income	(0.20)	(0.29)	(0.23)	(0.23)	(0.23)
Net asset value, end of year	$9.26	$9.05	$9.18	$8.91	$9.13
Total investment return[2]	4.62%[4]	1.69%	5.68%	0.06%	7.64%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	1.62%	1.73%	1.69%	1.58%	1.45%
Expenses after fee waivers and/or expense reimbursement	0.64%	0.64%	0.64%	0.64%	0.64%
Net investment income	1.66%	1.60%	1.89%	1.77%	2.18%
Supplemental data:
Net assets, end of year (000's)	$5,129	$2,205	$3,226	$6,951	$7,606
Portfolio turnover rate	949%	744%	506%	374%	509%

	Class P
	Year ended June 30,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$9.03	$9.17	$8.89	$9.11	$8.69
Income (loss) from investment operations:
Net investment income[1]	0.17	0.17	0.19	0.19	0.22
Net realized and unrealized gain (loss)	0.26	0.00	0.34	(0.16)	0.45
Net increase from payment by Advisor	0.00[3]	—	—	—	—
Total income from investment operations	0.43	0.17	0.53	0.03	0.67
Less dividends/distributions:
From net investment income	(0.22)	(0.31)	(0.25)	(0.25)	(0.25)
Net asset value, end of year	$9.24	$9.03	$9.17	$8.89	$9.11
Total investment return[2]	4.87%[4]	1.84%	6.08%	0.31%	7.80%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	1.36%	1.43%	1.38%	1.20%	1.12%
Expenses after fee waivers and/or expense reimbursement	0.39%	0.39%	0.39%	0.39%	0.39%
Net investment income	1.91%	1.83%	2.13%	2.04%	2.44%
Supplemental data:
Net assets, end of year (000's)	$31,796	$28,541	$25,431	$26,425	$33,501
Portfolio turnover rate	949%	744%	506%	374%	509%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

3  Amount represents less than $0.005 per share.

4  During the year ended June 30, 2016, the Advisor reimbursed the Fund $774 for a trading error, which had no impact on the Fund's total return.

UBS Core Plus Bond Fund

Financial highlights

	Class C
	Year ended June 30,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$9.02	$9.15	$8.88	$9.10	$8.68
Income (loss) from investment operations:
Net investment income[1]	0.11	0.10	0.12	0.12	0.15
Net realized and unrealized gain (loss)	0.25	0.01	0.33	(0.16)	0.45
Net increase from payment by Advisor	0.00[3]	—	—	—	—
Total income (loss) from investment operations	0.36	0.11	0.45	(0.04)	0.60
Less dividends/distributions:
From net investment income	(0.15)	(0.24)	(0.18)	(0.18)	(0.18)
Net asset value, end of year	$9.23	$9.02	$9.15	$8.88	$9.10
Total investment return[2]	4.10%[4]	1.19%	5.30%	(0.55)%	7.01%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	2.31%	2.36%	2.28%	2.02%	1.91%
Expenses after fee waivers and/or expense reimbursement	1.14%	1.14%	1.14%	1.14%	1.14%
Net investment income	1.16%	1.09%	1.38%	1.29%	1.70%
Supplemental data:
Net assets, end of year (000's)	$1,240	$1,268	$1,435	$1,724	$2,187
Portfolio turnover rate	949%	744%	506%	374%	509%

See accompanying notes to financial statements.

UBS Total Return Bond Fund

Financial highlights

The table below sets forth data for one share of beneficial interest outstanding throughout each period presented.

	Class P
	For the nine months ended	Year ended September 30,
	June 30, 2016	2015	2014	2013	2012	2011
Net asset value, beginning of period	$14.98	$15.99	$15.89	$17.87	$17.29	$17.35
Income (loss) from investment operations:
Net investment income[1]	0.36	0.64	0.60	0.60	0.67	0.75
Net realized and unrealized gain (loss)	0.13	(0.96)	0.44	(1.06)	1.34	0.54
Total income (loss) from investment operations	0.49	(0.32)	1.04	(0.46)	2.01	1.29
Less dividends/distributions:
From net investment income	(0.33)	(0.64)	(0.62)	(0.70)	(0.71)	(0.92)
From net realized gains	—	(0.05)	(0.32)	(0.82)	(0.72)	(0.43)
Total dividends/distributions	(0.33)	(0.69)	(0.94)	(1.52)	(1.43)	(1.35)
Net asset value, end of period	$15.14	$14.98	$15.99	$15.89	$17.87	$17.29
Total investment return[2]	3.33%	(2.05)%	6.77%	(2.82)%	12.23%	8.10%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	1.21%[3]	0.75%	0.83%	0.71%	0.67%	0.70%
Expenses after fee waivers and/or expense reimbursement	1.16%[3]	0.75%	0.83%	0.71%	0.67%	0.70%
Net investment income	3.22%[3]	4.04%	3.76%	3.56%	3.89%	4.50%
Supplemental data:
Net assets, end of period (000's)	$126,922	$131,473	$140,338	$139,416	$156,791	$151,695
Portfolio turnover rate	251%	26%	44%	133%	175%	154%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

3  Annualized.

See accompanying notes to financial statements.

UBS Municipal Bond Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A		Class C
	For the year ended June 30, 2016	For the period ended June 30, 2015[3]	For the year ended June 30, 2016	For the period ended June 30, 2015[3]
Net asset value, beginning of year	$9.94	$10.00	$9.94	$10.00
Income (loss) from investment operations:
Net investment income[1]	0.17	0.09	0.12	0.06
Net realized and unrealized gain (loss)	0.59	(0.06)	0.59	(0.06)
Total income from investment operations	0.76	0.03	0.71	0.00[4]
Less dividends/distributions:
From net investment income	(0.18)	(0.09)	(0.13)	(0.06)
Net asset value, end of year	$10.52	$9.94	$10.52	$9.94
Total investment return[2]	7.74%	0.30%	7.21%	0.03%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	1.15%	1.46%[5]	1.65%	1.98%[5]
Expenses after fee waivers and/or expense reimbursement	0.65%	0.65%[5]	1.15%	1.14%[5]
Net investment income	1.66%	1.43%[5]	1.15%	0.94%[5]
Supplemental data:
Net assets, end of year (000's)	$17,671	$10,929	$6,164	$2,948
Portfolio turnover rate	100%	72%	100%	72%

	Class P
	For the year ended June 30, 2016	For the period ended June 30, 2015[3]
Net asset value, beginning of year	$9.94	$10.00
Income (loss) from investment operations:
Net investment income[1]	0.19	0.10
Net realized and unrealized gain (loss)	0.60	(0.05)
Total income from investment operations	0.79	0.05
Less dividends/distributions:
From net investment income	(0.21)	(0.11)
Net asset value, end of year	$10.52	$9.94
Total investment return[2]	8.01%	0.45%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	0.89%	1.23%[5]
Expenses after fee waivers and/or expense reimbursement	0.40%	0.40%[5]
Net investment income	1.89%	1.63%[5]
Supplemental data:
Net assets, end of year (000's)	$90,146	$46,993
Portfolio turnover rate	100%	72%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund distributions or the redemption of Fund shares.

3  For the period November 10, 2014 (commencement of operations) through June 30, 2015.

4  Amount represents less than $0.005 per share.

5  Annualized.

See accompanying notes to financial statements.

The UBS Funds

Notes to financial statements

1. Organization and significant accounting policies

The UBS Funds (the "Trust") is registered with the US Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end management investment company currently offering multiple series representing separate investment portfolios. The Trust is a Delaware statutory trust organized on August 13, 1993. The trustees of the Trust have the authority to issue an unlimited number of shares of beneficial interest at a par value of $0.001 per share.

The Trust has 8 Funds available for investment, each having its own investment objectives and policies: UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS International Sustainable Equity Fund (formerly, UBS Global Sustainable Equity Fund), UBS U.S. Large Cap Equity Fund, UBS U.S. Small Cap Growth Fund, UBS Core Plus Bond Fund, UBS Total Return Bond Fund and UBS Municipal Bond Fund, (each a "Fund", and collectively, the "Funds").

Each of the Funds is classified as a "diversified" investment company with the exception of UBS Dynamic Alpha Fund and UBS Municipal Bond Fund which are classified as "non-diversified" for purposes of the 1940 Act. The Funds currently offer Class A, Class C and Class P shares, except UBS Total Return Bond Fund, which currently only offers Class P shares. Each class represents interests in the same assets of the applicable Fund and the classes are identical except for differences in their sales charge structures, ongoing distribution and service charges and certain transfer agency and related services expenses. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its distribution and/or service plan, if any. Class P shares have no distribution or service plan.

The Class P shares of UBS Total Return Bond Fund acquired the assets and liabilities of Fort Dearborn Income Securities, Inc., a closed-end management investment company organized as a Illinois corporation (the "Predecessor Fund"), prior to the opening of business on May 23, 2016 (the "Reorganization"). The Fund's investment advisor, UBS Asset Management (Americas) Inc. (formerly, UBS Global Asset Management (Americas) Inc.) ("UBS AM", or the "Advisor"), was the advisor for the Predecessor Fund, and the day-to-day management of, and investment decisions for, the Fund and the Predecessor Fund are made by the same portfolio managers. The Funds have generally similar investment objectives and strategies. As such, the Predecessor Fund was designed as accounting survivor of the Reorganization. The Fund's Class P shares have adopted the historical performance of the Predecessor Fund.

In connection with the Reorganization, the fiscal year end for UBS Total Return Bond Fund has changed from September 30th to June 30th. As such, the fiscal year ended June 30, 2016 for UBS Total Return Bond Fund reflects the nine month period from October 1, 2015 through June 30, 2016.

In the normal course of business, the Funds may enter into contracts that contain a variety of representations that provide indemnification for certain liabilities. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had any prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Under certain circumstances, shareholders of the Funds may receive payment for redemptions in securities rather than in cash.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The UBS Funds

Notes to financial statements

The Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") is the exclusive reference of authoritative US generally accepted accounting principles ("US GAAP") recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Funds' financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

In August 2014, FASB issued Accounting Standard Update No. 2014-15, Presentation of Financial Statements—Going Concern (Subtopic 205-40): "Disclosure of Uncertainties about an Entity's Ability to Continue as a Going Concern" ("ASU 2014-15"). The update provides guidance about management's responsibility to evaluate whether there is substantial doubt about the entity's ability to continue as a going concern and to provide related footnote disclosure. ASU 2014-15 is effective for annual reporting periods ending after December 15, 2016, and for annual and interim periods thereafter. Management is currently evaluating the impact of the guidance on the disclosures in the financial statements.

The following is a summary of significant accounting policies:

A. Valuation of investments: Each Fund generally calculates its net asset value on days that the New York Stock Exchange ("NYSE") is open. A Fund calculates net asset value separately for each class as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and the Funds do not price their shares, on most national holidays and Good Friday. To the extent that a Fund's assets are traded in other markets on days when the NYSE is not open, the value of a Fund's assets may be affected on those days. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, a Fund's net asset value per share generally will still be calculated as of the close of regular trading on the NYSE. The time at which a Fund calculates its net asset value and until which purchase, sale or exchange orders are accepted may be changed as permitted by the SEC.

Each Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Funds normally obtain market values for their investments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized "evaluation" systems that derive values based on comparable investments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio investments. Investments also may be valued based on appraisals derived from information concerning the investment or similar investments received from recognized dealers in those holdings. Investments traded in the over-the-counter ("OTC") market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Investments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. Investments listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets. In cases where investments are traded on more than one exchange, the investments are valued on the exchange designated as the primary market by UBS AM, the investment advisor of the Funds. UBS AM is an indirect asset management subsidiary of UBS Group AG. UBS Group AG is an internationally diversified organization with headquarters in Zurich, Switzerland. UBS Group AG operates in many areas of the financial services industry. If a market value is not readily available from an independent pricing source for a particular investment, that investment is valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees (the "Board"). Various factors may be reviewed in order to make a good faith determination of an invest-

The UBS Funds

Notes to financial statements

ment's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investment; and the evaluation of forces which influence the market in which the investment is purchased and sold. Foreign currency exchange rates are generally determined as of the close of the NYSE.

Certain investments in which the Funds invest are traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time, will not be reflected in a Fund's net asset value. However, if any of the Funds determine that such developments are so significant that they will materially affect the value of the Fund's investments, the Fund may adjust the previous closing prices to reflect what is believed to be the fair value of these investments as of 4:00 p.m., Eastern time.

Certain Funds may use a systematic fair valuation model provided by an independent third party to value investments principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. The systematic fair valuation model may use calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. If an investment is valued at "fair value," that value is likely to be different from the last quoted market price for the investment. The use of the fair valuation model may result in securities being transferred between Level 1 and Level 2 of the fair valuation hierarchy at the end of the reporting period. Transfers between Level 1 and Level 2, if any, are disclosed near the end of each Fund's Portfolio of investments.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the Board determines that this does not represent fair value. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Funds' use of the practical expedient within ASC Topic 820, investments in investment companies without publicly published prices are also valued at the daily net asset value. All investments quoted in foreign currencies are valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Funds' custodian.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services.

Swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available, and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of assets and liabilities. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board.

The Board has delegated to the UBS AM Global Valuation Committee ("GVC") the responsibility for making fair value determinations with respect to the Funds' portfolio holdings. The GVC is comprised of representatives of management.

The GVC provides reports to the Board at each quarterly meeting regarding any investments that have been fair valued, valued pursuant to standing instructions approved by the GVC, or where non-vendor pricing sources had been used to make fair value determinations when sufficient information exists during the prior quarter. Fair valuation determinations are subject to review at least monthly by the GVC during scheduled meetings. Pricing decisions, processes, and controls over fair value determinations are subject to internal and external reviews, including annual internal compliance reviews and periodic internal audit reviews.

The UBS Funds

Notes to financial statements

The types of investments for which such fair value pricing may be necessary include, but are not limited to: foreign investments under some circumstances, securities of an issuer that has entered into a restructuring; investments whose trading has been halted or suspended; fixed income securities that are in default and for which there is no current market value quotation; and investments that are restricted as to transfer or resale. The need to fair value a Fund's portfolio investments may also result from low trading volume in foreign markets or thinly traded domestic investments, and when a security that is subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the "limit up" or "limit down" price and no trading has taken place at that price. Various factors may be reviewed in order to make a good faith determination of an investment's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investment; and the evaluation of forces which influence the market in which the investment is purchased and sold. Valuing investments at fair value involves greater reliance on judgment than valuing investments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service.

US GAAP requires disclosure regarding the various inputs that are used in determining the value of the Funds' investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risk.

Level 3—Unobservable inputs inclusive of the Funds' own assumptions in determining the fair value of investments.

In May 2015 the FASB issued Accounting Standards Update No. 2015-07, Fair Value Measurement (Topic 820): "Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)" ("ASU 2015-07"). The modification removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. Early application is permitted and the Trust has elected to adopt ASU 2015-07 early. A separate column has been added to the fair value hierarchy table for investments for which fair value is measured using the NAV per share practical expedient; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments.

A fair value hierarchy has been included near the end of each Fund's Portfolio of investments.

The provisions of ASC Topic 815 "Derivatives and Hedging" ("ASC Topic 815") require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk related contingent features in derivative agreements. Since investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of operations, they do not qualify for hedge accounting under ASC Topic 815. Accordingly, even though a Fund's investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of disclosure under ASC Topic 815. ASC Topic 815 requires that (1) objectives for using derivative instruments be disclosed in terms of underlying risk and accounting designation, (2) the fair values of derivative instruments and their gains and losses be disclosed in a tabular format, and (3) information be disclosed about credit-risk contingent features of derivatives contracts. Details of this disclosure can be found below as well as in the Portfolio of investments. Swap agreements, forward foreign currency contracts, swaptions and options written entered into by a Fund may contain credit-risk related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value thresholds. If triggered, the derivative counterparty could request additional cash margin and/or terminate the derivative contract. The aggregate fair

The UBS Funds

Notes to financial statements

value of the derivative contracts that are in a net liability position that contain these triggers can be found in the Portfolio of investments. The aggregate fair value of assets that are already posted as collateral as of June 30, 2016 is reflected in the Statement of assets and liabilities. If the applicable credit-risk related contingent features were triggered as of June 30, 2016, the Fund would be required to post additional collateral or may be required to terminate the contracts and settle any amounts outstanding. Certain Funds may be sellers of protection through credit default swap agreements which are by nature credit-risk contingent (the terms of these agreements can be found within the Portfolio of investments, with further discussion in the Notes to financial statements). The volume of derivatives as disclosed in each Fund's Portfolio of investments is representative of the volume of derivatives outstanding during the fiscal year ended June 30, 2016, except swap agreements for UBS Total Return Bond Fund for which the average volume during the period was higher than period end.

Disclosure of derivatives by underlying risk as of and for the year ended June 30, 2016 is as follows:

Asset derivatives1

	Interest rate risk	Equity risk	Credit risk	Foreign exchange risk	Total
UBS Dynamic Alpha Fund
Forward foreign currency contracts	$—	$—	$—	$2,732,536	$2,732,536
Futures contracts	1,221,816	1,601,058	—	—	2,822,874
Options purchased	—	2,113,848	—	—	2,113,848
Swap agreements	5,993,997	—	450,677	—	6,444,674
Total value	$7,215,813	$3,714,906	$450,677	$2,732,536	$14,113,932

Liability derivatives2

	Interest rate risk	Equity risk	Credit risk	Foreign exchange risk	Total
UBS Dynamic Alpha Fund
Forward foreign currency contracts	$—	$—	$—	$(800,861)	$(800,861)
Futures contracts	(2,669,295)	(1,190,970)	—	—	(3,860,265)
Swap agreements	(6,061,077)	—	(222,610)	—	(6,283,687)
Total value	$(8,730,372)	$(1,190,970)	$(222,610)	$(800,861)	$(10,944,813)

1  In the Statement of assets and liabilities, options purchased are shown within investments of unaffiliated issuers, at value, outstanding OTC swap agreements are shown within outstanding swap agreements, at value, while forward foreign currency contracts are shown within unrealized appreciation on forward foreign currency contracts. Futures contracts are reported in the table above using cumulative appreciation of futures contracts and centrally cleared swaps are reported at value, as reported in the futures contracts and centrally cleared swap tables in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within variation margin on futures contracts and variation margin on centrally cleared swap agreements.

2  In the Statement of assets and liabilities, outstanding OTC swap agreements are shown within outstanding swap agreements, at value, while forward foreign currency contracts are shown within unrealized depreciation on forward foreign currency contracts. Futures contracts are reported in the table above using cumulative depreciation of futures contracts and centrally cleared swaps are reported at value, as reported in the futures contracts and centrally cleared swap tables in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within variation margin on futures contracts and variation margin on centrally cleared swap agreements.

The UBS Funds

Notes to financial statements

Activities in derivative instruments during the year ended June 30, 2016, were as follows:

	Interest rate risk	Equity risk	Credit risk	Foreign exchange risk	Total
UBS Dynamic Alpha Fund
Net realized gain (loss)[1]
Forward foreign currency contracts	$—	$—	$—	$4,394,704	$4,394,704
Futures contracts	(6,222,395)	(21,580,924)	—	—	(27,803,319)
Options purchased[2]	(5,030)	(6,437,684)	—	—	(6,442,714)
Options written	—	(5,692,024)	—	—	(5,692,024)
Swap agreements	197,952	—	(389,912)	—	(191,960)
Total net realized gain (loss)	$(6,029,473)	$(33,710,632)	$(389,912)	$4,394,704	$(35,735,313)
Change in net unrealized appreciation (depreciation)[3]
Forward foreign currency contracts	$—	$—	$—	$880,971	$880,971
Futures contracts	(1,618,349)	2,166,963	—	—	548,614
Options purchased[2]	—	(493,717)	—	—	(493,717)
Options written	—	430,590	—	—	430,590
Swap agreements	(419,411)	—	(2,290)	—	(421,701)
Total change in net unrealized appreciation (depreciation)	$(2,037,760)	$2,103,836	$(2,290)	$880,971	$944,757

1  Statement of operations location: Net realized gain (loss) on futures contracts, options written, swap agreements and forward foreign currency contracts, unless otherwise noted.

2  Statement of operations location: Realized and unrealized gain (loss) is included in net realized gain (loss) on investments and change in net unrealized appreciation (depreciation) on investments.

3  Statement of operations location: Change in net unrealized appreciation (depreciation) on futures contracts, options written, swap agreements and forward foreign currency contracts, unless otherwise noted.

Disclosure of derivatives by underlying risk as of and for the year ended June 30, 2016 is as follows:

Asset derivatives1

	Interest rate risk	Equity risk	Credit risk	Foreign exchange risk	Total
UBS Global Allocation Fund
Forward foreign currency contracts	$—	$—	$—	$588,041	$588,041
Futures contracts	3,411,375	2,253,739	—	—	5,665,114
Options purchased	—	348,249	—	—	348,249
Swap agreements	—	—	878,955	—	878,955
Total value	$3,411,375	$2,601,988	$878,955	$588,041	$7,480,359

Liability derivatives2

	Interest rate risk	Equity risk	Foreign exchange risk	Total
UBS Global Allocation Fund
Forward foreign currency contracts	$—	$—	$(589,748)	$(589,748)
Futures contracts	(2,334,129)	(3,676,106)	—	(6,010,235)
Options written	—	(24,720)	—	(24,720)
Total value	$(2,334,129)	$(3,700,826)	$(589,748)	$(6,624,703)

1  In the Statement of assets and liabilities, options purchased are shown within investments of unaffiliated issuers, at value, outstanding OTC swap agreements are shown within outstanding swap agreements, at value, while forward foreign currency contracts are shown within

The UBS Funds

Notes to financial statements

unrealized appreciation on forward foreign currency contracts. Futures contracts are reported in the table above using cumulative appreciation of futures contracts and centrally cleared swaps are reported at value, as reported in the futures contracts and centrally cleared swap tables in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within variation margin on futures contracts and variation margin on centrally cleared swap agreements.

2  In the Statement of assets and liabilities, options written are shown within options written at value, while forward foreign currency contracts are shown within unrealized depreciation on forward foreign currency contracts. Futures contracts are reported in the table above using cumulative depreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within variation margin on futures contracts.

Activities in derivative instruments during the year ended June 30, 2016, were as follows:

	Interest rate risk	Equity risk	Credit risk	Foreign exchange risk	Total
UBS Global Allocation Fund
Net realized gain (loss)[1]
Forward foreign currency contracts	$—	$—	$—	$4,060,080	$4,060,080
Futures contracts	2,053,074	(14,443,020)	—	—	(12,389,946)
Options purchased[2]	—	(3,731,975)	—	—	(3,731,975)
Swap agreements	—	—	(311,514)	—	(311,514)
Total net realized gain (loss)	$2,053,074	$(18,174,995)	$(311,514)	$4,060,080	$(12,373,355)
Change in net unrealized appreciation (depreciation)[3]
Forward foreign currency contracts	$—	$—	$—	$(641,222)	$(641,222)
Futures contracts	1,555,993	1,798,736	—	—	3,354,729
Options purchased[2]	—	294,253	—	—	294,253
Options written	—	147,028	—	—	147,028
Swap agreements	—	—	1,235,401	—	1,235,401
Total change in net unrealized appreciation (depreciation)	$1,555,993	$2,240,017	$1,235,401	$(641,222)	$4,390,189

1  Statement of operations location: Net realized gain (loss) on futures contracts, swap agreements and forward foreign currency contracts, unless otherwise noted.

2  Statement of operations location: Realized and unrealized gain (loss) is included in net realized gain (loss) on investments and change in net unrealized appreciation (depreciation) on investments.

3  Statement of operations location: Change in net unrealized appreciation (depreciation) on futures contracts, options written, swap agreements and forward foreign currency contracts, unless otherwise noted.

Disclosure of derivatives by underlying risk as of and for the year ended June 30, 2016 is as follows:

Asset derivatives1

	Interest rate risk	Credit risk	Foreign exchange risk	Total
UBS Core Plus Bond Fund
Forward foreign currency contracts	$—	$—	$17,101	$17,101
Futures contracts	102,520	—	—	102,520
Options purchased	43,137	12,057	8,536	63,730
Total value	$145,657	$12,057	$25,637	$183,351

The UBS Funds

Notes to financial statements

Liability derivatives2

	Interest rate risk	Credit risk	Foreign exchange risk	Total
UBS Core Plus Bond Fund
Forward foreign currency contracts	$—	$—	$(15,195)	$(15,195)
Futures contracts	(49,174)	—	—	(49,174)
Options written	(19,000)	(11,351)	(17,631)	(47,982)
Swap agreements	(57,505)	(75,088)	—	(132,593)
Total value	$(125,679)	$(86,439)	$(32,826)	$(244,944)

1  In the Statement of assets and liabilities, options purchased are shown within investments of unaffiliated issuers, at value, while forward foreign currency contracts are shown within unrealized appreciation on forward foreign currency contracts. Futures contracts are reported in the table above using cumulative appreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within variation margin on futures contracts.

2  In the Statement of assets and liabilities, options written and outstanding OTC swap agreements are shown within options written and outstanding swap agreements, at value, while forward foreign currency contracts are shown within unrealized depreciation on forward foreign currency contracts. Futures contracts are reported in the table above using cumulative depreciation of futures contracts and centrally cleared swaps are reported at value, as reported in the futures contracts and centrally cleared swap tables in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within variation margin on futures contracts and variation margin on centrally cleared swap agreements.

Activities in derivative instruments during the year ended June 30, 2016, were as follows:

	Interest rate risk	Credit risk	Foreign exchange risk	Total
UBS Core Plus Bond Fund
Net realized gain (loss)[1]
Forward foreign currency contracts	$—	$—	$(8,961)	$(8,961)
Futures contracts	83,281	—	—	83,281
Options purchased[2]	(49,605)	(14,611)	(10,553)	(74,769)
Options written	261	75,933	6,957	83,151
Swap agreements	127,326	(117,715)	—	9,611
Total net realized gain (loss)	$161,263	$(56,393)	$(12,557)	$92,313
Change in net unrealized appreciation (depreciation)[3]
Forward foreign currency contracts	$—	$—	$(10,748)	$(10,748)
Futures contracts	64,309	—	—	64,309
Options purchased[2]	45,237	(19,985)	(8,244)	17,008
Options written	(23,289)	14,265	11,328	2,304
Swap agreements	(195,722)	(30,266)	—	(225,988)
Total change in net unrealized appreciation (depreciation)	$(109,465)	$(35,986)	$(7,664)	$(153,115)

1  Statement of operations location: Net realized gain (loss) on futures contracts, options written, swap agreements and forward foreign currency contracts, unless otherwise noted.

2  Statement of operations location: Realized and unrealized gain (loss) is included in net realized gain (loss) on investments and change in net unrealized appreciation (depreciation) on investments.

3  Statement of operations location: Change in net unrealized appreciation (depreciation) on futures contracts, options written, swap agreements and forward foreign currency contracts, unless otherwise noted.

The UBS Funds

Notes to financial statements

Disclosure of derivatives by underlying risk as of and for the period ended June 30, 2016 is as follows:

Asset derivatives1

	Interest rate risk	Credit risk	Foreign exchange risk	Total
UBS Total Return Bond Fund
Forward foreign currency contracts	$—	$—	$79,476	$79,476
Futures contracts	30,915	—	—	30,915
Options purchased	159,563	44,137	29,861	233,561
Total value	$190,478	$44,137	$109,337	$343,952

Liability derivatives2

	Interest rate risk	Credit risk	Foreign exchange risk	Total
UBS Total Return Bond Fund
Forward foreign currency contracts	$—	$—	$(52,329)	$(52,329)
Futures contracts	(130,619)	—	—	(130,619)
Options written	(65,000)	(39,580)	(42,811)	(147,391)
Swap agreements	(5,192)	—	—	(5,192)
Total value	$(200,811)	$(39,580)	$(95,140)	$(335,531)

1  In the Statement of assets and liabilities, options purchased are shown within investments of unaffiliated issuers, at value, while forward foreign currency contracts are shown within unrealized appreciation on forward foreign currency contracts. Futures contracts are reported in the table above using cumulative appreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within variation margin on futures contracts.

2  In the Statement of assets and liabilities, options written and outstanding OTC swap agreements are shown within options written and outstanding swap agreements, at value, while forward foreign currency contracts are shown within unrealized depreciation on forward foreign currency contracts. Futures contracts are reported in the table above using cumulative depreciation of futures contracts, as reported in the futures contracts but only the unpaid variation margin is reported within the statement of assets and liabilities within variation margin on futures contracts.

Activities in derivative instruments during the period ended June 30, 2016, were as follows:

	Interest rate risk	Credit risk	Foreign exchange risk	Total
UBS Total Return Bond Fund
Net realized gain (loss)[1]
Forward foreign currency contracts	$—	$—	$(41,722)	$(41,722)
Futures contracts	556,754	—	—	556,754
Options purchased[2]	(443,347)	(91,592)	—	(534,939)
Options written	(18,518)	349,662	—	331,144
Swap agreements	(2,231,560)	(1,023,058)	—	(3,254,618)
Total net realized gain (loss)	$(2,136,671)	$(764,988)	$(41,722)	$(2,943,381)
Change in net unrealized appreciation (depreciation)[3]
Forward foreign currency contracts	$—	$—	$27,147	$27,147
Futures contracts	(48,385)	—	—	(48,385)
Options purchased[2]	181,950	(1,227)	(5,357)	175,366
Options written	(26,455)	73,045	17,445	64,035
Swap agreements	121,102	126,391	—	247,493
Total change in net unrealized appreciation (depreciation)	$228,212	$198,209	$39,235	$465,656

1  Statement of operations location: Net realized gain (loss) on futures contracts, options written, swap agreements and forward foreign currency contracts, unless otherwise noted.

The UBS Funds

Notes to financial statements

2  Statement of operations location: Realized and unrealized gain (loss) is included in net realized gain (loss) on investments and change in unrealized appreciation (depreciation) on investments.

3  Statement of operations location: Change in net unrealized appreciation (depreciation) on futures contracts, options written, swap agreements and forward foreign currency contracts, unless otherwise noted.

UBS International Sustainable Equity Fund had net realized loss of $60,864 on forward foreign currency contracts related to foreign exchange risk.

UBS Municipal Bond Fund had net realized gain of $14,846 on futures contracts related to interest rate risk and net change in unrealized depreciation of $93,722 on futures contracts related to interest rate risk.

The Funds typically enter into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Funds typically may offset with the counterparty certain derivative financial instrument's payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

The provisions of ASC Topic 210 "Disclosures about Offsetting Assets and Liabilities" require disclosure on the off-setting of financial assets and liabilities. The offsetting disclosures are limited to derivatives, repurchase and reverse repurchase agreements, and security lending and borrowing transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement ("MNA") or similar agreement. Tables are not presented below for any funds which only hold derivatives which are not subject to offsetting under ASC Topic 210.

UBS Dynamic Alpha Fund

Derivative financial instruments:	Assets ($)	Liabilities ($)
Forward foreign currency contracts	2,732,536	(800,861)
Futures contracts[1]	2,822,874	(3,860,265)
Options purchased	2,113,848	—
Swap agreements[1]	6,444,674	(6,283,687)
Total gross amount of derivative assets and liabilities in the Statement of assets and liabilities	14,113,932	(10,944,813)
Derivatives not subject to a master netting agreement or similar agreement ("MNA")	(5,373,650)	3,904,224
Total gross amount of assets and liabilities subject to MNA or similar agreements	8,740,282	(7,040,589)

1  Includes cumulative appreciation (depreciation) of futures contracts and centrally cleared swaps, at value as reported in the futures contracts and centrally cleared swap tables in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within variation margin on futures contracts and centrally cleared swap agreements, respectively.

The following tables present the Fund's derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Fund as of June 30, 2016.

Counterparty	Gross amount of assets ($)	Financial instruments and derivatives available for offset ($)	Collateral received ($)*	Net amount of assets ($)
BB	16,066	—	—	16,066
CIBC	1,109,780	—	—	1,109,780
GSI	6,244,268	(91,614)	—	6,152,654
HSBC	88,385	(2,013)	—	86,372
JPMCB	19,134	(19,134)	—	—
SSB	48,671	(48,671)	—	—
WBC	1,213,978	—	—	1,213,978
Total	8,740,282	(161,432)	—	8,578,850

The UBS Funds

Notes to financial statements

Counterparty	Gross amount of liabilities ($)	Financial instruments and derivatives available for offset ($)	Collateral pledged ($)*	Net amount of liabilities ($)
CITI	(25,681)	—	20,000	(5,681)
DB	(6,061,077)	—	5,581,000	(480,077)
GSI	(91,614)	91,614	—	—
HSBC	(2,013)	2,013	—	—
JPMCB	(189,683)	19,134	170,549	—
MSC	(283,045)	—	—	(283,045)
SSB	(387,476)	48,671	—	(338,805)
Total	(7,040,589)	161,432	5,771,549	(1,107,608)

*  In some instances, the actual collateral received and/or pledged may be more than the amount shown and may be comprised of cash collateral, non-cash collateral or a combination of both.

UBS Global Allocation Fund

Derivative financial instruments:	Assets ($)	Liabilities ($)
Forward foreign currency contracts	588,041	(589,748)
Futures contracts[1]	5,665,114	(6,010,235)
Options purchased	348,249	—
Options written	—	(24,720)
Swap agreements[1]	878,955	—
Total gross amount of derivative assets and liabilities in the Statement of assets and liabilities	7,480,359	(6,624,703)
Derivatives not subject to a master netting agreement or similar agreement ("MNA")	(6,892,318)	6,034,955
Total gross amount of assets and liabilities subject to MNA or similar agreements	588,041	(589,748)

1  Includes cumulative appreciation (depreciation) of futures contracts and centrally cleared swaps, at value as reported in the futures contracts and centrally cleared swap tables in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within variation margin on futures contracts and centrally cleared swap agreements, respectively.

The following tables present the Fund's derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Fund as of June 30, 2016.

Counterparty	Gross amount of assets ($)	Financial instruments and derivatives available for offset ($)	Collateral received ($)	Net amount of assets ($)
GSI	61,911	(61,911)	—	—
JPMCB	219,687	(188,874)	—	30,813
SSB	306,443	—	—	306,443
Total	588,041	(250,785)	—	337,256
Counterparty	Gross amount of liabilities ($)	Financial instruments and derivatives available for offset ($)	Collateral pledged ($)	Net amount of liabilities ($)
GSI	(145,734)	61,911	—	(83,823)
JPMCB	(188,874)	188,874	—	—
WBC	(255,140)	—	—	(255,140)
Total	(589,748)	250,785	—	(338,963)

The UBS Funds

Notes to financial statements

UBS Core Plus Bond Fund

Derivative financial instruments:	Assets ($)	Liabilities ($)
Forward foreign currency contracts	17,101	(15,195)
Futures contracts[1]	102,520	(49,174)
Options purchased	63,730	—
Options written	—	(47,982)
Swap agreements[1]	—	(132,593)
Total gross amount of derivative assets and liabilities in the Statement of assets and liabilities	183,351	(244,944)
Derivatives not subject to a master netting agreement or similar agreement ("MNA")	(145,657)	125,679
Total gross amount of assets and liabilities subject to MNA or similar agreements	37,694	(119,265)

1  Includes cumulative appreciation (depreciation) of futures contracts and centrally cleared swaps, at value as reported in the futures contracts and centrally cleared swap tables in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within variation margin on futures contracts and centrally cleared swap agreements, respectively.

The following tables present the Fund's derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Fund as of June 30, 2016.

Counterparty	Gross amount of assets ($)	Financial instruments and derivatives available for offset ($)	Collateral received ($)	Net amount of assets ($)
CITI	5,778	(5,778)	—	—
JPMCB	9,264	(9,264)	—	—
MLI	14,815	(14,815)	—	—
MSC	7,837	(7,837)	—	—
Total	37,694	(37,694)	—	—
Counterparty	Gross amount of liabilities ($)	Financial instruments and derivatives available for offset ($)	Collateral pledged ($)	Net amount of liabilities ($)
CITI	(12,416)	5,778	—	(6,638)
GSI	(6,236)	—	—	(6,236)
JPMCB	(14,051)	9,264	—	(4,787)
MLI	(46,955)	14,815	—	(32,140)
MSC	(39,607)	7,837	—	(31,770)
Total	(119,265)	37,694	—	(81,571)

UBS Total Return Bond Fund

Derivative financial instruments:	Assets ($)	Liabilities ($)
Forward foreign currency contracts	79,476	(52,329)
Futures contracts[1]	30,915	(130,619)
Options purchased	233,561	—
Options written	—	(147,391)
Swap agreements	—	(5,192)
Total gross amount of derivative assets and liabilities in the Statement of assets and liabilities	343,952	(335,531)
Derivatives not subject to a master netting agreement or similar agreement ("MNA")	(190,478)	195,619
Total gross amount of assets and liabilities subject to MNA or similar agreements	153,474	(139,912)

1  Includes cumulative appreciation (depreciation) of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within variation margin on futures contracts.

The UBS Funds

Notes to financial statements

The following tables present the Fund's derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Fund as of June 30, 2016.

Counterparty	Gross amount of assets ($)	Financial instruments and derivatives available for offset ($)	Collateral received ($)	Net amount of assets ($)
BOA	73,998	(72,536)	—	1,462
JPMCB	53,402	(36,007)	—	17,395
MSC	26,074	(9,449)	—	16,625
Total	153,474	(117,992)	—	35,482
Counterparty	Gross amount of liabilities ($)	Financial instruments and derivatives available for offset ($)	Collateral pledged ($)	Net amount of liabilities ($)
BB	(6,873)	—	—	(6,873)
BOA	(72,536)	72,536	—	—
CITI	(15,047)	—	—	(15,047)
JPMCB	(36,007)	36,007	—	—
MSC	(9,449)	9,449	—	—
Total	(139,912)	117,992	—	(21,920)

B. Restricted securities: The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included in each Fund's Portfolio of investments footnotes.

C. Investment transactions, investment income and expenses: Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method. Dividend income and expense are recorded on the ex-dividend date ("ex-date") except in the case of certain dividends from foreign securities which are recorded as soon after the ex-date as the respective Fund, using reasonable diligence, becomes aware of such dividends. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend eligible shares, as appropriate) of each class at the beginning of the day after adjusting for current capital share activity of the respective classes. Class specific expenses are charged directly to the applicable class of shares.

D. Foreign currency translation: The Funds use the foreign currency exchange rates determined as of the close of regular trading on the NYSE. For purposes of calculating the US dollar equivalent value of a non US dollar denominated obligation, foreign currency amounts are translated into US dollars on the following basis: (1) market value of investment securities and other assets and liabilities—at the exchange rates prevailing at the end of a Fund's fiscal period; and (2) purchases and sales of investment securities and income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market value of a Fund's portfolio are presented at the foreign exchange rates at the end of a Fund's fiscal period, a Fund does not generally isolate the effect of fluctuations in foreign exchange

The UBS Funds

Notes to financial statements

rates from the effect of the changes in market prices of securities. However, the Funds do isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated securities pursuant to US federal income tax regulations. Certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in or are a reduction of ordinary income in accordance with US federal income tax regulations.

E. Forward foreign currency contracts: A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include movement in the value of the foreign currency relative to the US dollar and the potential inability of the counterparty to meet the terms of the contract. The Funds may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions, manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. Forward foreign currency contracts involve, to varying degrees, elements of market risk (specifically foreign currency risk).

A Fund will enter into forward contracts to sell, for a fixed amount of US dollars or other appropriate currency, an amount of foreign currency, to the extent that the value of the short forward contract is covered by the underlying value of the securities denominated in the currency being sold. Alternatively, when a Fund enters into a non-cash settled forward contract to sell an amount of foreign currency, the Fund's custodian or sub-custodian will place assets in a segregated account of the Fund in an amount equal to the contract's full notional value. However, currency contracts with respect to identical currencies may be netted against each other and, in such cases, a Fund's custodian or sub-custodian will place assets in a segregated account of the Fund, in an amount equal to the net amount owed (the unrealized loss) by the Fund. If the assets placed in the account decline in value, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of a Fund's commitments with respect to such contracts.

The unrealized gain, if any, represents the credit risk to each Fund on a forward foreign currency contract. Fluctuations in the value of the open forward foreign currency contracts are recorded daily for book purposes as net unrealized gains or losses on foreign forward currency contracts by the Funds. Realized gains and losses include net gains and losses recognized by the Funds on contracts which have been sold or matured.

F. Futures contracts: The Funds may purchase or sell futures contracts to increase or reduce their exposure to an asset class without purchasing or selling the underlying securities, either as a hedge or to enhance income or realized gains. Using financial futures contracts involves various market risks, including interest rate and equity risk. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. To the extent that market prices move in an unexpected direction, there is a risk that a Fund will not achieve the anticipated benefits of the futures contract or may realize a loss.

Upon entering into a futures contract, a Fund is required to deliver to a broker an amount of cash and/or securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payments, known as "variation margin", are made or received by a Fund, depending on the daily fluctuations in the value of the underlying futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

G. Securities traded on to-be-announced basis: Certain Funds may from time to time purchase, or short sell, securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying securities. Securities purchased on a TBA basis are not settled until they are

The UBS Funds

Notes to financial statements

delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, US government securities or other liquid high grade debt obligations are segregated in the Fund's records in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

H. Swap agreements: Certain Funds may engage in swap agreements, including, but not limited to, interest rate, currency, total return, and credit default swap agreements. A Fund expects to enter into these transactions to preserve a return or spread on a particular investment or to hedge a portion of the portfolio's duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, to gain exposure to certain markets in the most economical way possible or in an attempt to enhance income or gains.

Certain Funds may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect themselves from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

Certain Funds may enter into currency swap agreements with another party in order to receive or pay amounts based on changes in currency exchange rates to protect themselves from or take advantage of exchange rate fluctuations. A Fund utilizes currency swaps to earn income and enhance returns as well as to manage the risk profile of the Fund. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified currency exchange rate(s) for a specified amount. Currency swap agreements are subject to general market risk, liquidity risk, counterparty risk, foreign exchange risk and interest rate risk.

Total return swap agreements involve commitments to pay or receive interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily, and the change, if any, is recorded as unrealized appreciation or depreciation. Total return swap agreements are subject to general market risk, liquidity risk, counterparty risk, interest risk, credit risk and the risk that there may be unfavorable changes in the underlying investments or instruments.

Credit default swap agreements involve commitments to make or receive payments in the event of a default or other credit event of a referenced security. As a buyer, a Fund would make periodic payments to the counterparty, and the Fund would receive payments only upon the occurrence of a credit event. If no credit event occurs, a Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event does occur, a Fund typically would receive full notional value for a reference obligation that may have little or no value. As a seller, a Fund would receive periodic payments from the counterparty, and the Fund would make payments only upon the occurrence of a credit event. If no credit event occurs, a Fund will retain the periodic stream of payments it received over the term of the contract. However, if a credit event occurs, a Fund will pay full notional value for a reference obligation that may have little or no value. Credit default swap agreements may involve greater risks than if a Fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.

Credit default swap agreements on corporate issues or sovereign issues of an emerging market country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other

The UBS Funds

Notes to financial statements

obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in delivery of a security with a value other than had been anticipated (such as a party's right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use credit default swap agreements on corporate issues or sovereign issues of an emerging market country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer's default.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement, which may exceed the amount of unrealized appreciation or depreciation reflected on the Statement of assets and liabilities. Notional amounts of all credit default swap agreements outstanding as of June 30, 2016 for which a Fund is the seller of protection are disclosed under the section "Credit default swaps on corporate issues—sell protection" and "Credit default swaps on credit indices—sell protection" in the Notes to Portfolio of investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into, if any, by a Fund for the same referenced entity or entities.

Certain clearinghouses currently offer clearing for limited types of derivatives transactions, such as interest and credit derivatives. In a cleared derivative transaction, a Fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund's exposure to the credit risk of its original counterparty. The Fund will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Fund would be required to post in an uncleared transaction. Only a limited number of transactions are currently eligible for clearing. Centrally cleared swaps, if any, are reported on the Statement of assets and liabilities based on variation margin receivable or payable, if any.

The use of swap agreements involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If UBS AM is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of a Fund will be less favorable than it would have been if this investment technique was never used. Swap agreements do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap agreement defaults and fails to consummate the transaction, a Fund's risk of loss will consist of the net amount of interest or other payments that the Fund is contractually entitled to receive. Therefore, a Fund would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

A Fund accrues for interim payments on swap agreements on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap agreements. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swap agreements, in addition to realized gain/loss recorded upon the termination of swap agreements in the Statement of operations. Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

I. Option writing: Certain Funds may write (sell) put and call options on foreign or US securities, indices, foreign currencies and interest rate swaps (commonly referred to as swaptions), in order to gain exposure to or protect against changes in the markets or in an attempt to enhance income or gains. When a Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund's Statement of assets and liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which a Fund has written either expires on its

The UBS Funds

Notes to financial statements

stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option which a Fund has written is exercised, the Fund recognizes a realized gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option which a Fund has written is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Fund purchases upon exercise of the option.

In writing an option, a Fund bears the market risk of an unfavorable change in the price of the derivative instrument, security, index or currency underlying the written option. Exercise of an option written by a Fund could result in the Fund selling or buying a derivative instrument, security or currency at a price different from current market value.

In the normal course of trading activities, the Funds trade and hold certain fair valued derivative contracts that constitute guarantees. Such contracts include written put options, where a Fund would be obligated to purchase securities at specified prices (i.e. the options are exercised by the counterparties). The maximum payout for these contracts is limited to the number of put option contracts written and the related strike prices, respectively. Maximum payout amounts could be offset by the subsequent sale, if any, of assets obtained via the execution of a payout event. The maximum payout for UBS Core Plus Bond Fund and UBS Total Return Bond Fund was $1,457,400 and $2,415,120, respectively.

J. Purchased options: Certain Funds may purchase put and call options on foreign or US securities, indices, foreign currencies and interest rate swaps (commonly referred to as swaptions), as well as exchange-listed call options on particular market segment indices to achieve temporary exposure to a specific security, currency, industry or geographic region. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Fund pays a premium which is included in the Statement of assets and liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying futures, security or currency transaction to determine the realized gain or loss.

K. Short sales: UBS Dynamic Alpha Fund and UBS U.S. Small Cap Growth Fund may each enter into short sales whereby a Fund sells a security it generally does not own, in anticipation of a decline in the security's price. The initial amount of a short sale is recorded as a liability which is marked-to-market daily. Fluctuations in the value of this liability are recorded as unrealized gains or losses in the Statement of operations. If a Fund shorts a security while holding a long position in the security (a "short against the box"), as the security price declines, the short position increases in value, offsetting the long position's decrease in value. The opposite effect occurs if the security price rises. A Fund will realize a gain or loss upon closing of the short sale (returning the security to the lender by way of purchase or delivery of a long position owned). A Fund is liable to the lender for any dividends payable on securities while those securities are in a short position. These dividends are booked as an expense or liability of the Fund. Each Fund segregates collateral consisting of cash, US government securities or other liquid assets sufficient to collateralize the market value of short positions. Each Fund is charged a securities loan fee in connection with short sale transactions. There were no short sale transactions for UBS Dynamic Alpha Fund and UBS U.S. Small Cap Growth Fund during the fiscal year ended June 30, 2016.

The UBS Funds

Notes to financial statements

L. Dividends and distributions: It is each Fund's (except UBS Core Plus Bond Fund, UBS Total Return Bond Fund and UBS Municipal Bond Fund) policy is to distribute its respective net investment income, if any, annually. It is the policy of UBS Core Plus Bond Fund, UBS Total Return Bond Fund and UBS Municipal Bond Fund to distribute its respective net investment income, if any, monthly. It is each Fund's policy to distribute net realized capital gains, if any, annually. Dividends and distributions to shareholders are recorded on the ex-distribution date. The amount of dividends from net investment income and distributions from net realized capital gains and/or return of capital is determined in accordance with US federal income tax regulations, which may differ from US GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

M. Concentration of risk: Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which some Funds in the Trust invest.

Small capitalization ("small cap") companies may be more vulnerable than larger capitalization ("large cap") companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of large cap companies or the market averages in general and therefore may involve greater risk than investing in large cap companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderated growth prospects.

The ability of the issuers of debt securities held by a Fund to meet its obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

Investments in bonds with ratings of BB (Standard & Poor's Ratings Group) or Ba (Moody's Investors Service, Inc.) or below (commonly referred to as "high yield" bonds), or deemed of equivalent quality, have an increased risk of defaulting or otherwise being unable to honor a financial obligation. These securities are considered to be predominately speculative with respect to an issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-quality bonds are more likely to be subject to an issuer's default or downgrade than investment grade (higher-quality) bonds.

N. Commission recapture program: Certain Funds participate in a brokerage commission recapture program. Certain Funds have established commission recapture arrangements with certain participating brokers or dealers. If a Fund's investment manager chooses to execute a transaction through a participating broker subject to best price and execution, the broker will rebate a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. For the year ended June 30, 2016, the following Funds recorded recaptured commissions which are reflected in the Statement of operations within the net realized gains (losses) on investments in unaffiliated issuers:

The UBS Funds

Notes to financial statements

Fund	Amount
UBS Global Allocation Fund	$3,863
UBS U.S. Large Cap Equity Fund	2,186
UBS U.S. Small Cap Growth Fund	9,431

O. Redemption fees: Effective August 3, 2015, the redemption fee of 1.00% imposed by each class of each series of The UBS Funds, with the exception of UBS Total Return Bond Fund, was eliminated. Prior to August 3, 2015 for purchases of shares on or after February 17, 2015, the redemption fee was calculated as a percentage of the amount redeemed within 30 days of purchase, if applicable. For UBS Total Return Bond Fund, the Board of Trustees approved a temporary redemption fee of 2.00% following the reorganization of Fort Dearborn Income Securities, Inc. with the Fund. The temporary redemption fee will remain in effect for 90 days following the date of the reorganization (or until August 22, 2016). This amount was paid to the applicable Fund. The redemption fees retained by the Funds are disclosed in the Statement of changes in net assets. For the year ended June 30, 2016, redemption fees represent less than $0.005 per share.

2. Investment advisory fees and other transactions with affiliates

The Advisor, a registered investment advisor, provides the Funds with investment management services. As compensation for these services, each Fund pays the Advisor a monthly fee, accrued daily and paid monthly, based on each Fund's respective average daily net assets in accordance with the following per annum schedule:

	$0 to $500 mm		$500 mm to $1.0 billion	$1.0 billion to $1.5 billion	$1.5 billion to $2.0 billion	$2.0 billion to $4.0 billion	$4.0 billion and over
UBS Dynamic Alpha Fund	0.850%		0.800%	0.750%	0.725%	0.700%	0.680%
Fund	$0 to $500 mm	$500 mm to $1.0 billion	$1.0 billion to $1.5 billion	$1.5 billion to $2.0 billion	$2.0 billion to $3.0 billion	$3.0 billion to $6.0 billion	$6.0 billion and over
UBS Global Allocation Fund	0.800%	0.750%	0.700%	0.675%	0.650%	0.630%	0.610%
Fund	$0 to $500 mm			$500 mm to $1.0 billion	$1.0 billion to $1.5 billion	$1.5 billion to $2.0 billion	$2.0 billion and over
UBS International Sustainable Equity Fund	0.800%			0.750%	0.700%	0.675%	0.650%
UBS U.S. Large Cap Equity Fund	0.700			0.650	0.600	0.575	0.550
UBS U.S. Small Cap Growth Fund	0.850			0.850	0.825	0.825	0.825
UBS Core Plus Bond Fund	0.500			0.475	0.450	0.425	0.400
UBS Municipal Bond Fund	0.400			0.400	0.400	0.400	0.400

Fund	All assets
UBS Total Return Bond Fund[1]	0.500%

1  Prior to May 23, 2016, the Predecessor Fund paid the Advisor 0.50% per annum of average weekly net assets up to $100,000,000 and 0.40% per annum of average weekly net assets in excess of $100,000,000.

For UBS Global Allocation Fund, UBS International Sustainable Equity Fund, UBS U.S. Large Cap Equity Fund, UBS Core Plus Bond Fund, UBS Total Return Bond Fund and UBS Municipal Bond Fund, the Advisor has agreed to waive its fees and/or reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Funds' operating expenses (excluding expenses incurred through investment in other investment companies, interest,

The UBS Funds

Notes to financial statements

taxes, brokerage commissions and extraordinary expenses) do not exceed the expense limit of each class of shares as indicated in the following table. For UBS Dynamic Alpha Fund and UBS U.S. Small Cap Growth Fund the Advisor has agreed to waive its fees and/or reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses and dividend expense and security loan fees for securities sold short) to the extent necessary so that the Fund's operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses and dividend expense and security loan fees for securities sold short) do not exceed the expense limit of each class of shares as indicated in the following table. Investment advisory fees, including the dollar amount waived or reimbursed, for the year or period ended June 30, 2016 were as follows:

Fund	Class A expense cap	Class C expense cap	Class P expense cap	Amount due to or (due from) advisor	Advisory fees incurred	Fees waived/ expenses reimbursed	Recoupments
UBS Dynamic Alpha Fund	1.35%	2.10%	1.10%	$122,381	$2,326,576	$312,860	$—
UBS Global Allocation Fund	1.35	2.10	1.10	222,897	3,560,855	86,899	—
UBS International Sustainable Equity Fund	1.25	2.00	1.00	(12,183)	201,631	284,271	—
UBS U.S. Large Cap Equity Fund[1]	0.95	1.70	0.70	(30,852)	242,785	264,805	—
UBS U.S. Small Cap Growth Fund	1.24	1.99	0.99	69,187	1,655,037	398,148	—
UBS Core Plus Bond Fund	0.64	1.14	0.39	(16,442)	173,429	339,144	—
UBS Total Return Bond Fund	N/A	N/A	0.50[2]	111,224	461,084	42,595	—
UBS Municipal Bond Fund	0.65	1.15	0.40	187	290,081	359,905	—

1  Effective on or about March 23, 2016, UBS U.S. Large Cap Equity Fund's expense caps were reduced from 1.20%, 1.95% and 0.95% for Class A, C and P, respectively.

2  For the period from May 23, 2016 through June 30, 2016.

Investment advisory fees for UBS Total Return Bond Fund for the year ended September 30, 2015 were as follows:

Fund	Amount due to or (due from) advisor	Advisory fees incurred
UBS Total Return Bond Fund	$161,355	$653,019

Each Fund, except for UBS International Sustainable Equity Fund, will reimburse the Advisor for expenses it waives or reimburses for a period of three years following such expense waivers or reimbursements, provided that the reimbursement by a Fund of the Advisor will not cause the total operating expense ratio to exceed the contractual limit as then may be in effect for the Fund. The expenses waived or reimbursed for the fiscal year ended June 30, 2016 are subject to repayment through June 30, 2019.

The UBS Funds

Notes to financial statements

At June 30, 2016, the following Funds had remaining fee waivers and expense reimbursements subject to repayment to the Advisor and respective dates of expiration as follows:

Fund	Fee waivers/ expense reimbursements subject to repayment	Expires June 30, 2017	Expires June 30, 2018	Expires June 30, 2019
UBS Dynamic Alpha Fund—Class A	$300,807	$148,450	$78,494	$73,863
UBS Dynamic Alpha Fund—Class C	128,843	40,482	43,534	44,827
UBS Dynamic Alpha Fund—Class P	387,986	28,343	165,473	194,170
UBS Global Allocation Fund—Class A	26,083	—	—	26,083
UBS Global Allocation Fund—Class C	60,816	—	—	60,816
UBS U.S. Large Cap Equity Fund—Class A	116,169	7,993	33,158	75,018
UBS U.S. Large Cap Equity Fund—Class C	30,924	3,730	9,467	17,727
UBS U.S. Large Cap Equity Fund—Class P	322,425	55,550	94,815	172,060
UBS U.S. Small Cap Growth Fund—Class A	189,349	20,513	59,130	109,706
UBS U.S. Small Cap Growth Fund—Class C	22,001	2,856	5,493	13,652
UBS U.S. Small Cap Growth Fund—Class P	333,904	—	59,114	274,790
UBS Core Plus Bond Fund—Class A	122,379	52,584	28,417	41,378
UBS Core Plus Bond Fund—Class C	49,175	17,952	17,005	14,218
UBS Core Plus Bond Fund—Class P	818,833	248,075	287,210	283,548
UBS Total Return Bond Fund—Class P1	42,595	—	—	42,595
UBS Municipal Bond Fund—Class A	100,650	—	35,220	65,430
UBS Municipal Bond Fund—Class C	32,962	—	10,331	22,631
UBS Municipal Bond Fund—Class P	492,198	—	220,354	271,844

1  For the period from May 23, 2016 through June 30, 2016.

Each Fund pays UBS AM a monthly administration fee that is accrued daily and paid monthly at an annual rate of 0.075% of the average daily net assets of such Fund. For the year ended June 30, 2016, the Funds owed and incurred administrative fees as follows:

Fund	Administrative fees owed	Administrative fees incurred
UBS Dynamic Alpha Fund	$14,159	$204,177
UBS Global Allocation Fund	24,724	333,233
UBS International Sustainable Equity Fund	1,490	18,881
UBS U.S. Large Cap Equity Fund	1,728	25,959
UBS U.S. Small Cap Growth Fund	10,123	145,793
UBS Core Plus Bond Fund	2,322	26,005
UBS Total Return Bond Fund[1]	7,847	10,254
UBS Municipal Bond Fund	6,673	54,440

1  For the period from May 23, 2016 through June 30, 2016.

The Funds may invest in shares of certain affiliated investment companies also advised or managed by the Advisor. Investments in affiliated investment companies for the year ended June 30, 2016 have been included near the end of each Fund's Portfolio of investments.

During the year ended June 30, 2016, the Funds could invest in UBS Cash Management Prime Relationship Fund ("Cash Prime"). Cash Prime was offered as a cash management option only to mutual funds and certain other accounts. On November 20, 2015, the Board of Trustees approved changing the Funds' sweep option for uninvested

The UBS Funds

Notes to financial statements

balances from Cash Prime to JPMorgan U.S. Government Money Market Fund; the change went into effect on December 10, 2015. Distributions received from Cash Prime are reflected as affiliated income in the Statement of operations. Amounts relating to those investments for the year ended June 30, 2016 have been included near the end of each Fund's Portfolio of investments.

During the year ended June 30, 2016, the Funds could invest cash collateral from securities lending activities into an affiliated private money market fund, UBS Private Money Market Fund, LLC ("Private Money Market"), which operated in compliance with most of the substantive provisions of Rule 2a-7 of the 1940 Act. Private Money Market was managed by the Advisor and was offered only to mutual funds and certain other accounts managed by the Advisor. UBS AM acted as managing member of Private Money Market and received a management fee from Private Money Market payable monthly in arrears at the annual rate of 0.10% of Private Money Market's average daily members' equity, minus the aggregate operating expenses of, and incurred by, Private Money Market during each such related month, not including investment expenses (including brokerage commissions, taxes, interest charges and other costs with respect to transactions in securities) and extraordinary expenses including litigation expenses, if any. UBS AM might have, in its sole discretion, waived all or any portion of the management fee to which it might have been entitled from time to time in order to maintain operating expenses at a certain level.

On June 2, 2016, the Board of Trustees approved changing the Funds' reinvestment option for cash collateral from securities lending activities from Private Money Market to JPMorgan U.S. Government Money Market Fund; the change went into effect on June 15, 2016. Distributions received from Private Money Market and JPMorgan U.S. Government Money Market Fund, net of fee rebates paid to borrowers, are included in securities lending income in the Statement of operations. Amounts relating to those investments in Private Money Market for the year ended June 30, 2016 have been included near the end of each Fund's Portfolio of investments.

The following Funds have incurred brokerage commissions with UBS AG, an affiliated broker-dealer. Amounts relating to those transactions for the year ended June 30, 2016, were as follows:

Fund	UBS AG
UBS Global Allocation Fund	$1,159
UBS International Sustainable Equity Fund	2,147
UBS U.S. Large Cap Equity Fund	64
UBS U.S. Small Cap Growth Fund	2,313

3. Distribution and service plans

UBS AM (US) is the principal underwriter of each Fund's shares. The Trust has adopted distribution and/or service plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act for Class A and Class C. The Plans govern payments made for the expenses incurred in the service and/or distribution of Class A and Class C. Annual fees under the Plans as a percentage of the average daily net assets of each representative class of each of the Funds are as follows:

Fund	Class A	Class C
UBS Dynamic Alpha Fund	0.25%	1.00%
UBS Global Allocation Fund	0.25	1.00
UBS International Sustainable Equity Fund	0.25	1.00
UBS U.S. Large Cap Equity Fund	0.25	1.00
UBS U.S. Small Cap Growth Fund	0.25	1.00
UBS Core Plus Bond Fund	0.25	0.75
UBS Total Return Bond Fund	N/A	N/A
UBS Municipal Bond Fund	0.25	0.75

The UBS Funds

Notes to financial statements

UBS AM (US) also receives the proceeds of the initial sales charges paid upon purchases of Class A shares and the contingent deferred sales charges paid by shareholders upon certain redemptions of Class A and Class C. At June 30, 2016, certain Funds owed UBS AM (US) distribution and service fees, and for the year ended June 30, 2016, certain Funds were informed by UBS AM (US) that it had earned sales charges as follows:

Fund	Distribution and service fees owed	Sales charges earned
UBS Dynamic Alpha Fund—Class A	$13,619	$9,663
UBS Dynamic Alpha Fund—Class C	22,873	1,765
UBS Global Allocation Fund—Class A	39,327	27,056
UBS Global Allocation Fund—Class C	96,357	673
UBS International Sustainable Equity Fund—Class A	1,098	5,914
UBS International Sustainable Equity Fund—Class C	1,952	266
UBS U.S. Large Cap Equity Fund—Class A	2,010	2,305
UBS U.S. Large Cap Equity Fund—Class C	1,751	40
UBS U.S. Small Cap Growth Fund—Class A	6,022	5,424
UBS U.S. Small Cap Growth Fund—Class C	3,611	175
UBS Core Plus Bond Fund—Class A	1,041	146
UBS Core Plus Bond Fund—Class C	755	—
UBS Municipal Bond Fund—Class A	3,366	65,922
UBS Municipal Bond Fund—Class C	3,766	1,169

4. Transfer agency and related services fees

UBS Financial Services Inc. provides certain services pursuant to a delegation of authority from BNY Mellon Investment Servicing ("BNY Mellon"), as each Fund's transfer agent, and is compensated for these services by BNY Mellon, not the Funds.

For the year ended June 30, 2016, UBS Financial Services Inc. received from BNY Mellon, not the Funds, total service fees as follows:

Fund	Amount paid
UBS Dynamic Alpha Fund	65,149
UBS Global Allocation Fund	128,833
UBS International Sustainable Equity Fund	3,705
UBS U.S. Large Cap Equity Fund	2,386
UBS U.S. Small Cap Growth Fund	7,951
UBS Core Plus Bond Fund	1,356
UBS Total Return Bond Fund	—
UBS Municipal Bond Fund	7,410

5. Securities lending

Each Fund may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, cash equivalents or US government securities in an amount at least equal to 102% of the market value of the securities loaned with respect to domestic securities and 105% of the market value of the securities loaned with respect to foreign securities, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly.

The UBS Funds

Notes to financial statements

Each Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. A Fund receives compensation for lending its securities from interest or dividends earned on the cash, cash equivalents or US government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees.

Effective June 15, 2016, cash collateral received is invested in JPMorgan U.S. Government Money Market Fund, which is included in each Fund's Portfolio of investments. Prior to that, cash collateral received was invested in Private Money Market. At June 30, 2016, the following Funds loaned securities to certain qualified broker-dealers, with the Funds' custodian acting as the Funds' lending agent. The value of loaned securities and related collateral at June 30, 2016 was as follows:

Fund	Market value of securities loaned	Total market value of collateral received for securities loaned	Market value of cash collateral received	Market value of non-cash collateral received	Security type held as non-cash collateral
UBS Dynamic Alpha Fund	$19,735,554	$20,132,167	$1,048,138	$19,084,029	Agency Debt Securities
UBS Global Allocation Fund	32,164,164	32,855,566	24,989,992	7,865,574	US Treasury and Agency Securities
UBS International Sustainable Equity Fund	419,659	440,742	440,742	—	—
UBS U.S. Large Cap Equity Fund	1,510,179	1,545,341	1,545,341	—	—
UBS U.S. Small Cap Growth Fund	14,959,754	15,303,437	15,303,437	—	—
UBS Core Plus Bond Fund	1,811,550	1,860,710	53,900	1,806,810	US Treasury and Agency Securities

Pursuant to Accounting Standards Update No. 2014-11, Transfers & Servicing (Topic 860), the table below represents the disaggregation at June 30, 2016 of the gross amount of recognized liabilities for securities lending transactions. As the securities loaned are subject to termination by the Funds or the borrower at any time, the remaining contractual maturities of the transactions presented below are considered to be overnight and continuous.

	Type of securities loaned			Total gross amount of recognized liabilities for
Fund	Equity securities	Investment companies	Corporate notes	securities lending transactions
UBS Dynamic Alpha Fund	$—	$—	$1,048,138	$1,048,138
UBS Global Allocation Fund	6,258,292	18,731,700	—	24,989,992
UBS International Sustainable Equity Fund	440,742	—	—	440,742
UBS U.S. Large Cap Equity Fund	1,545,341	—	—	1,545,341
UBS U.S. Small Cap Growth Fund	15,303,437	—	—	15,303,437
UBS Core Plus Bond Fund	—	—	53,900	53,900

The UBS Funds

Notes to financial statements

6. Purchases and sales of securities

For the year ended June 30, 2016, aggregate purchases and sales of portfolio securities, excluding short-term investments and US Government securities, were as follows:

Fund	Purchases	Sales proceeds
UBS Dynamic Alpha Fund	$87,761,085	$163,844,416
UBS Global Allocation Fund	170,197,229	209,496,026
UBS International Sustainable Equity Fund	30,535,824	28,485,688
UBS U.S. Large Cap Equity Fund	19,718,920	29,596,399
UBS U.S. Small Cap Growth Fund	209,372,234	229,068,852
UBS Core Plus Bond Fund	256,209,042	246,692,675
UBS Total Return Bond Fund[1]	192,378,182	216,697,544
UBS Municipal Bond Fund	129,692,472	73,054,494

1  For the period from September 30, 2015 through June 30, 2016.

For the year ended June 30, 2016, aggregate purchases and sales of US Government securities, excluding short-term investments, were as follows:

Fund	Purchases	Sales proceeds
UBS Global Allocation Fund	$41,188,014	$46,833,292
UBS Core Plus Bond Fund	70,024,635	72,466,940
UBS Total Return Bond Fund[1]	112,776,315	88,497,715

1  For the period from September 30, 2015 through June 30, 2016.

For the year ended September 30, 2015, aggregate purchases and sales of portfolio securities for UBS Total Return Bond Fund, excluding short term securities and US Government securities, were $25,608,228 and $32,006,789, respectively.

7. Federal income taxes

It is each Fund's policy to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, each Fund intends not to be subject to a federal excise tax. Accordingly, no federal income tax provision was required.

The tax character of distributions paid during the fiscal years ended June 30, 2016 and June 30, 2015 were as follows:

	2016
Fund	Distributions paid from tax-exempt income	Distributions paid from ordinary income	Distributions paid from net long-term gains	Return of capital	Total distributions paid
UBS Dynamic Alpha Fund	$—	$9,497,406	$—	$108,348	$9,605,754
UBS Global Allocation Fund	—	10,550,576	—	—	10,550,576
UBS International Sustainable Equity Fund	—	304,258	—	—	304,258
UBS U.S. Large Cap Equity Fund	—	598,448	—	—	598,448
UBS U.S. Small Cap Growth Fund	—	5,972,567	9,100,165	—	15,072,732
UBS Core Plus Bond Fund	—	836,742	—	—	836,742
UBS Total Return Bond Fund[1]	—	2,868,246	—	—	2,868,246
UBS Municipal Bond Fund	1,363,303	15,711	29,170	—	1,408,184

1  For the period from October 1, 2015 through June 30, 2016.

The UBS Funds

Notes to financial statements

	2015
Fund	Distributions paid from tax-exempt income	Distributions paid from ordinary income	Distributions paid from net long-term gains	Total distributions paid
UBS Dynamic Alpha Fund	$—	$11,546,315	$—	$11,546,315
UBS Global Allocation Fund	—	—	—	—
UBS International Sustainable Equity Fund	—	315,763	—	315,763
UBS U.S. Large Cap Equity Fund	—	1,034,949	—	1,034,949
UBS U.S. Small Cap Growth Fund	—	11,549,217	31,619,947	43,169,164
UBS Core Plus Bond Fund	—	1,034,143	—	1,034,143
UBS Municipal Bond Fund	525,283	1,343	792	527,418

For UBS Total Return Bond Fund, the tax character of distributions paid during the fiscal years ended September 30, 2015 and September 30, 2014 were as follows:

	2015
Fund	Distributions paid from ordinary income	Distributions paid from net long-term gains	Total distributions paid
UBS Total Return Bond Fund	$5,638,357	$480,037	$6,118,394
	2014
Fund	Distributions paid from ordinary income	Distributions paid from net long-term gains	Total distributions paid
UBS Total Return Bond Fund	$5,470,562	$2,778,564	$8,249,126

At June 30, 2016, the components of accumulated earnings (deficit) on a tax basis were as follows:

Fund	Undistributed tax-exempt income	Undistributed ordinary income	Undistributed long term capital gains	Accumulated capital and other losses	Unrealized appreciation/ (depreciation)	Total
UBS Dynamic Alpha Fund	$—	$—	$—	$(399,372,345)	$(15,892,723)	$(415,265,068)
UBS Global Allocation Fund	—	6,818,628	—	(969,159,263)	(4,255,705)	(966,596,340)
UBS International Sustainable Equity Fund	—	504,455	—	(8,960,722)	(1,833,353)	(10,289,620)
UBS U.S. Large Cap Equity Fund	—	299,495	—	(81,485,584)	(150,449)	(81,336,538)
UBS U.S. Small Cap Growth Fund	—	—	—	(1,258,098)	8,536,179	7,278,081
UBS Core Plus Bond Fund	—	254,648	—	(33,919,693)	771,665	(32,893,380)
UBS Total Return Bond Fund	—	69,951	—	(4,605,702)	2,137,053	(2,398,698)
UBS Municipal Bond Fund	—	—	137,758	—	3,488,477	3,626,235

The difference between book and tax basis net unrealized appreciation/(depreciation) of investments is primarily attributable to mark to market of passive foreign investment companies, mark to market on certain derivative instruments, nontaxable special dividends, return of capital from investments in real estate investment trusts and tax deferral of losses on wash sales.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses recognized by the Funds after December 22, 2010, may be carried forward indefinitely, and retain their character as short-term and/or long-term losses. These carryforwards are available as a reduction, to the extent provided in regulations, of

The UBS Funds

Notes to financial statements

future realized capital gains. To the extent that such losses are used to offset future net realized capital gains, it is probable these gains will not be distributed. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At June 30, 2016, the following Funds had post-enactment net capital losses that will be carried forward indefinitely, as follows:

Fund	Short-term losses	Long-term losses	Net capital losses
UBS Dynamic Alpha Fund	$23,566,803	$13,738,856	$37,305,659
UBS Total Return Bond Fund	2,514,598	1,911,270	4,425,868

At June 30, 2016, the following Funds had pre-enactment capital loss carryforwards for federal income tax purposes available to offset future capital gains through the indicated expiration dates:

	Expiration Dates
Fund	June 30, 2017	June 30, 2018	June 30, 2019
UBS Dynamic Alpha Fund	$103,495,364	$202,927,795	$46,428,719
UBS Global Allocation Fund	89,719,530	862,762,158	—
UBS International Sustainable Equity Fund	—	8,184,323	—
UBS U.S. Large Cap Equity Fund	—	80,804,303	—
UBS Core Plus Bond Fund	1,784,632	32,070,048	—

During the fiscal year ended June 30, 2016 the following Funds utilized capital loss carryforwards to offset current year capital gains:

Fund	Amount
UBS Global Allocation Fund	$1,725,903
UBS International Sustainable Equity Fund	463,342
UBS U.S. Large Cap Equity Fund	473,520
UBS Core Plus Bond Fund	377,813

Qualified late year losses are deemed to arise on the first business day of a Fund's next taxable year. For the year ended June 30, 2016, the following Funds incurred and elected to defer qualified late year losses of the following:

		Post October Capital Loss
Fund	Late year ordinary loss	Short-term losses	Long-term losses
UBS Dynamic Alpha Fund	$9,214,809	$—	$—
UBS Global Allocation Fund	—	8,567,747	7,232,469
UBS International Sustainable Equity Fund	—	431,083	345,316
UBS U.S. Large Cap Equity Fund	—	204,359	476,922
UBS U.S. Small Cap Growth Fund	367,707	890,391	—
UBS Core Plus Bond Fund	—	—	60,721

The UBS Funds

Notes to financial statements

At June 30, 2016, the effect of permanent "book/tax" reclassifications resulted in increases and decreases to components of the Funds' net assets as follows:

Fund	Accumulated undistributed/ (distributions in excess of) net investment income	Accumulated net realized gain/(loss)	Beneficial interest
UBS Dynamic Alpha Fund	$(8,092,477)	$8,092,477	$—
UBS Global Allocation Fund	5,651,040	193,806	(5,844,846)
UBS International Sustainable Equity Fund	(45,889)	13,070	32,819
UBS U.S. Large Cap Equity Fund	(9,809)	9,809	—
UBS U.S. Small Cap Growth Fund	593,685	(41,678)	(552,007)
UBS Core Plus Bond Fund	101,222	(101,222)	—
UBS Total Return Bond Fund	(329,378)	329,378	—
UBS Municipal Bond Fund	41,764	(41,764)	—

These differences are primarily due to the tax treatment of foreign currency transactions, paydown gains and losses, tax character of distributions, the tax treatment of certain derivatives, non-taxable special dividends, passive foreign investment company gains and losses, net operating losses and partnership adjustments.

ASC 740-10 "Income Taxes—Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken. The Funds have conducted an analysis and concluded, as of June 30, 2016, that there are no significant uncertain tax positions taken or expected to be taken that would require recognition in the financial statements. It is each Fund's policy to record any significant foreign tax exposures in the financial statements. The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of operations. During the fiscal year ended June 30, 2016, the Funds did not incur any interest or penalties.

Under the applicable foreign tax laws, gains on certain securities held in certain foreign countries may be subject to taxes that will be paid by the Funds.

Each of the tax years in the four year fiscal period ended June 30, 2016, or since inception in the case of UBS Municipal Bond Fund, remains subject to examination by the Internal Revenue Service and state taxing authorities.

8. Line of credit

The Trust and certain other funds managed by UBS AM have entered into an agreement with JPMorgan Chase Bank to provide a $50 million committed line of credit to the Funds and certain other funds managed by UBS AM ("Committed Credit Facility") to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of each Fund at the request of shareholders and other temporary or emergency purposes. Interest on amounts borrowed is calculated based on the prevailing rates in effect at the time of borrowing. Under the Committed Credit Facility arrangement, each Fund has agreed to pay commitment fees. Effective October 22, 2015, commitment fees have been allocated among the Funds in the Committed Credit Facility as follows: 50% of the allocation is based on the relative asset size of Funds and the other 50% of the allocation is based on utilization. Prior to October 22, 2015, the Funds paid commitment fees,

The UBS Funds

Notes to financial statements

which were allocated among the Funds in the Committed Credit Facility pro rata, based on the relative asset size of Funds. For the year ended June 30, 2016, the following Funds had borrowings as follows:

Fund	Average daily borrowings	Number of days outstanding	Interest expense	Weighted average annualized interest rate
UBS International Sustainable Equity Fund	$4,850,000	1	$161	1.19%
UBS U.S. Large Cap Equity Fund	3,563,250	4	567	1.43
UBS Dynamic Alpha Fund	4,346,000	2	346	1.43

At June 30, 2016, there were no borrowings outstanding.

9. Shares of beneficial interest

For the year ended June 30, 2016, transactions in shares of beneficial interest for each of the Funds were as follows:

UBS Dynamic Alpha Fund

	Class A		Class C		Class P
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	218,328	$1,421,937	103,426	$617,783	4,014,934	$27,638,083
Shares repurchased	(2,467,134)	(16,053,447)	(2,385,743)	(14,684,601)	(10,309,029)	(68,547,536)
Dividends reinvested	373,973	2,404,649	139,684	845,085	888,345	5,809,775
Redemption fees	—	—	—	—	—	—
Net decrease	(1,874,833)	$(12,226,861)	(2,142,633)	$(13,221,733)	(5,405,750)	$(35,099,678)

UBS Global Allocation Fund

	Class A		Class C		Class P
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	254,146	$2,707,293	81,385	$830,853	549,495	$6,015,844
Shares repurchased	(3,292,895)	(35,058,994)	(2,142,869)	(22,145,568)	(3,083,713)	(33,463,663)
Dividends reinvested	453,882	4,861,081	193,128	2,016,252	242,806	2,653,869
Redemption fees	—	172	—	107	—	99
Net decrease	(2,584,867)	$(27,490,448)	(1,868,356)	$(19,298,356)	(2,291,412)	$(24,793,851)

UBS International Sustainable Equity Fund (formerly, Global Sustainable Equity Fund)

	Class A		Class C		Class P
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	178,748	$1,556,047	66,720	$566,384	662,247	$5,443,083
Shares repurchased	(212,720)	(1,713,569)	(57,757)	(450,574)	(471,757)	(3,931,057)
Dividends reinvested	7,241	61,695	1,731	14,435	23,276	198,781
Redemption fees	—	—	—	—	—	—
Net increase (decrease)	(26,731)	$(95,827)	10,694	$130,245	213,766	$1,710,807

The UBS Funds

Notes to financial statements

UBS U.S. Large Cap Equity Fund

	Class A		Class C		Class P
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	73,334	$1,777,229	6,633	$162,598	171,857	$4,441,216
Shares repurchased	(49,958)	(1,264,299)	(20,150)	(497,984)	(621,766)	(15,015,008)
Dividends reinvested	4,705	122,708	430	10,793	16,972	443,987
Redemption fees	—	60	—	14	—	114
Net increase (decrease)	28,081	$635,698	(13,087)	$(324,579)	(432,937)	$(10,129,691)

UBS U.S. Small Cap Growth Fund

	Class A		Class C		Class P
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	722,812	$14,513,102	91,782	$1,545,730	3,815,467	$80,850,923
Shares repurchased	(1,286,169)	(24,263,478)	(89,821)	(1,435,475)	(4,588,148)	(94,964,101)
Dividends reinvested	159,734	3,063,699	25,184	414,279	501,288	10,301,465
Redemption fees	—	16	—	1,555	—	46
Net increase (decrease)	(403,623)	$(6,686,661)	27,145	$526,089	(271,393)	$(3,811,667)

UBS Core Plus Bond Fund

	Class A		Class C		Class P
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	348,278	$3,168,746	22,861	$206,469	715,107	$6,467,996
Shares repurchased	(42,341)	(384,583)	(31,027)	(280,500)	(514,871)	(4,663,402)
Dividends reinvested	4,396	39,692	1,873	16,849	79,485	717,103
Redemption fees	—	—	—	—	—	—
Net increase (decrease)	310,333	$2,823,855	(6,293)	$(57,182)	279,721	$2,521,697

UBS Total Return Bond Fund

	Class P
	Shares	Amount
Shares sold	19,939	$303,562
Shares repurchased	(428,779)	(6,441,226)
Dividends reinvested	16,662	249,928
Redemption fees	—	92,483
Net decrease	(392,178)	$(5,795,253)

UBS Municipal Bond Fund

	Class A		Class C		Class P
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	1,127,581	$11,536,432	362,028	$3,709,114	6,811,943	$70,035,291
Shares repurchased	(563,957)	(5,741,505)	(77,714)	(804,441)	(3,063,665)	(31,039,965)
Dividends reinvested	16,474	168,229	5,066	51,751	93,107	952,822
Redemption fees	—	—	—	—	—	—
Net increase	580,098	$5,963,156	289,380	$2,956,424	3,841,385	$39,948,148

The UBS Funds

Notes to financial statements

For the year ended June 30, 2015, transactions in shares of beneficial interest for each of the Funds were as follows:

UBS Dynamic Alpha Fund

	Class A		Class C		Class P*
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	2,653,702	$19,233,695	327,387	$2,236,501	19,709,662	$145,938,818
Shares repurchased	(17,334,381)	(125,723,664)	(1,147,281)	(7,836,630)	(5,042,353)	(37,243,078)
Dividends reinvested	404,482	2,871,827	176,586	1,179,595	875,769	6,323,050
Redemption fees	—	1,269	—	614	—	1,914
Net increase (decrease)	(14,276,197)	$(103,616,873)	(643,308)	$(4,419,920)	15,543,078	$115,020,704

UBS Global Allocation Fund

	Class A		Class C		Class P*
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	1,219,630	$13,777,786	98,989	$1,087,450	5,659,081	$63,603,807
Shares repurchased	(8,400,345)	(93,015,757)	(2,933,162)	(31,943,506)	(6,352,786)	(72,493,782)
Dividends reinvested	—	—	—	—	—	—
Redemption fees	—	5,031	—	3,244	—	2,997
Net decrease	(7,180,715)	$(79,232,940)	(2,834,173)	$(30,852,812)	(693,705)	$(8,886,978)

UBS International Sustainable Equity Fund (formerly, Global Sustainable Equity Fund)

	Class A		Class C		Class P*
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	339,776	$3,133,639	119,703	$1,098,968	681,904	$6,087,329
Shares repurchased	(514,903)	(4,577,768)	(12,376)	(112,538)	(293,530)	(2,642,659)
Dividends reinvested	5,669	48,700	1,925	16,228	25,341	218,185
Redemption fees	—	296	—	100	—	811
Net increase (decrease)	(169,458)	$(1,395,133)	109,252	$1,002,758	413,715	$3,663,666

UBS U.S. Large Cap Equity Fund

	Class A		Class C		Class P*
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	80,813	$2,085,076	16,194	$405,505	611,878	$15,749,199
Shares repurchased	(106,054)	(2,674,089)	(53,363)	(1,287,012)	(4,667,957)	(121,760,104)
Dividends reinvested	1,594	40,255	—	—	38,948	986,950
Redemption fees	—	892	—	238	—	6,923
Net decrease	(23,647)	$(547,866)	(37,169)	$(881,269)	(4,017,131)	$(105,017,032)

The UBS Funds

Notes to financial statements

UBS U.S. Small Cap Growth Fund

	Class A		Class C		Class P*
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	596,836	$13,461,409	98,405	$2,008,231	1,516,069	$36,386,274
Shares repurchased in-kind	—	—	—	—	(3,163,806)	(71,312,188)
Shares repurchased	(599,282)	(13,845,210)	(38,574)	(776,498)	(1,583,410)	(38,793,957)
Dividends reinvested	267,579	5,506,787	36,995	667,385	1,632,666	35,706,413
Redemption fees	—	2,480	—	247	—	12,922
Net increase (decrease)	265,133	$5,125,466	96,826	$1,899,365	(1,598,481)	$(38,000,536)

UBS Core Plus Bond Fund

	Class A		Class C		Class P*
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	20,818	$192,060	17,059	$157,313	755,738	$6,965,354
Shares repurchased	(135,037)	(1,243,314)	(36,713)	(335,472)	(470,235)	(4,330,916)
Dividends reinvested	6,668	61,203	3,420	31,253	99,953	915,764
Redemption fees	—	724	—	385	—	7,229
Net increase (decrease)	(107,551)	$(989,327)	(16,234)	$(146,521)	385,456	$3,557,431

UBS Municipal Bond Fund

	Class A		Class C		Class P*
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	1,205,919	$12,084,838	299,920	$3,024,270	5,923,033	$59,428,930
Shares repurchased	(110,335)	(1,097,096)	(4,536)	(45,000)	(1,213,674)	(12,079,756)
Dividends reinvested	3,593	35,972	1,255	12,563	19,204	192,048
Redemption fees	—	788	—	229	—	4,432
Net increase	1,099,177	$11,024,502	296,639	$2,992,062	4,728,563	$47,545,654

*  Effective July 28, 2014, Class Y shares were renamed Class P shares.

10. Contribution from Advisor

During the fiscal year ended June 30, 2016, the Advisor reimbursed UBS Dynamic Alpha Fund, UBS International Sustainable Equity Fund and UBS Core Plus Bond for trading and operational errors in the amounts of $86,068, $5,471 and $774, respectively.

During a review, the Financial Conduct Authority, a UK regulator, and the Advisor agreed that the Advisor paid for ineligible services, namely index data and certain market data services, out of equity dealing commissions for trades effected on behalf of the UBS Dynamic Alpha Fund, UBS Global Allocation Fund and UBS International Sustainable Equity Fund in the United Kingdom. As a result, during the fiscal year ended June 30, 2016, the Advisor reimbursed the UBS Dynamic Alpha Fund, UBS Global Allocation Fund and UBS International Sustainable Equity Fund $128,212, $316,557 and $34,326, respectively, which was determined to be the value of the ineligible services paid for from the Funds' dealing commissions.

The UBS Funds

Report of independent registered public accounting firm

The Board of Trustees and Shareholders of The UBS Funds

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS International Sustainable Equity Fund (formerly, UBS Global Sustainable Equity Fund), UBS U.S. Large Cap Equity Fund, UBS U.S. Small Cap Growth Fund, UBS Core Plus Bond Fund, UBS Total Return Bond Fund and UBS Municipal Bond Fund (eight of the series comprising The UBS Funds) (collectively the "Funds") as of June 30, 2016, and the related statements of operations, the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS International Sustainable Equity Fund (formerly, UBS Global Sustainable Equity Fund), UBS U.S. Large Cap Equity Fund, UBS U.S. Small Cap Growth Fund, UBS Core Plus Bond Fund, UBS Total Return Bond Fund and UBS Municipal Bond Fund at June 30, 2016, the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York
August 29, 2016

The UBS Funds

Federal tax information (unaudited)

We are required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you in writing as to the federal tax status of distributions received by shareholders during the fiscal year. Accordingly, the percentage of ordinary dividends paid that qualify for the dividends received deduction for corporate shareholders and the amount of foreign tax credit to be passed through to shareholders are as follows:

Fund	Dividends received deduction	Foreign tax credit
UBS Global Allocation Fund	10.70%	$—
UBS International Sustainable Equity Fund	43.66	46,872
UBS U.S. Large Cap Equity Fund	100.00	—

Also, for the fiscal year ended June 30, 2016, the foreign source income for information reporting purposes for UBS International Sustainable Equity Fund was $680,943.

For the taxable year ended June 30, 2016, the Funds designate the amounts below as the maximum amount that may be considered qualified dividend income for individual shareholders.

Fund
UBS Global Allocation Fund	$5,277,854
UBS International Sustainable Equity Fund	304,258
UBS U.S. Large Cap Equity Fund	598,448
UBS U.S. Small Cap Growth Fund	810,655
UBS Core Plus Bond Fund	739
UBS Total Return Bond Fund[1]	6,413

1  For the period from October 1, 2015 through June 30, 2016.

Shareholders should not use the above information to prepare their tax returns. Since the Funds' fiscal year end is not the calendar year end, another notification will be sent with respect to calendar year 2016. Such notification, which will reflect the amount to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in February 2017. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in each of the Funds.

The UBS Funds

General information (unaudited)

Quarterly Form N-Q portfolio schedule

The Funds will file their complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-551 8090. Additionally, you may obtain copies of Forms N-Q from the Funds upon request by calling 1-800-647 1568.

Proxy voting policies and procedures record

You may obtain a description of the Funds' (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Funds voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Funds directly at 1-800-647 1568, on the EDGAR Database on the SEC's Web site (http://www.sec.gov).

The UBS Funds

Board approval of investment advisory agreements (unaudited)

At the meeting of the Board of Trustees (the "Board") of The UBS Funds (the "Trust"), held on June 2 and 3, 2016 (the "Meeting"), the Board, including those Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust or UBS Asset Management (Americas) Inc. (the "Advisor") and its affiliates (together, the "Independent Trustees"), considered the continuation of the investment advisory agreements (the "Advisory Agreements") between the Trust and the Advisor for the UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS International Sustainable Equity Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Small Cap Growth Fund, UBS Core Plus Bond Fund and UBS Municipal Bond Fund (each a "Fund," and together, the "Funds"). Prior to the Meeting, the Independent Trustees' counsel had sent to the Advisor a request detailing the information that the Independent Trustees wished to receive in connection with their consideration of the continuation of the Advisory Agreements. The Independent Trustees met with their independent counsel, as well as an independent consultant engaged by the Board to assist in the annual Advisory Agreement review process, on May 24, 2016, June 2, 2016 and June 3, 2016, to discuss the materials provided to them in response to the information request, including materials prepared by the Advisor, as well as reports prepared by Broadridge Financial Solutions, Inc. ("Broadridge Reports"), an independent statistical compilation company, providing comparative expense information on an actual and contractual basis and comparative performance information for the Funds. The Board also made reference to information and material that had been provided to the Independent Trustees throughout the year at quarterly Board meetings.

At the Meeting, the Board considered a number of factors in connection with its deliberations concerning the continuation of the Advisory Agreement for each Fund, including: (i) the nature, extent, and quality of the services provided by the Advisor to the Fund; (ii) the performance of the Fund and the Advisor; (iii) the Fund's expenses, costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund; and (iv) whether economies of scale are realized by the Advisor with respect to the Fund, as it grows larger, and the extent to which the economies of scale are reflected in the level of the management fees charged.

Nature, Extent, and Quality of Services.

In considering the nature, extent, and quality of the services provided by the Advisor to a Fund, the Board reviewed the material presented by the Advisor describing the various services provided to each Fund. The Board noted that in addition to investment management services, the Advisor provides each Fund with operational, legal, and compliance support. The Board also considered the scope and depth of the Advisor's organization and the experience and expertise of the professionals currently providing investment management and other services to the Funds. The Board considered that the Advisor was a well-established investment management organization employing investment personnel with significant experience in the investment management industry. The Board also considered the Advisor's in-house research capabilities, as well as other research services available to it, including research services available to the Advisor as a result of securities transactions effected for the Funds and the Advisor's other investment management clients, and noted that the Advisor had extensive global research capabilities. The Board also evaluated the Advisor's portfolio management process for each Fund, including the use of risk management techniques and the proprietary technologies utilized to structure the Fund's portfolio. The Board noted that various presentations had been made by investment personnel at Board meetings throughout the year concerning the Funds' investment performance and investment strategies, including the derivative strategies utilized by certain Funds.

The Board also noted and discussed the services that the Advisor and its affiliates provide to the Funds under other agreements with the Trust, including administration services provided by the Advisor, underwriting services provided by UBS Asset Management (US) Inc. ("UBS AM (US)"), and sub-transfer agency services provided by UBS Financial Services Inc. ("UBS Financial Services"). In connection with the non-investment management services, the Board also considered the quarterly reports that the Advisor provides to the Board throughout the year pertaining to brokerage commissions, soft dollars, portfolio valuations, and Rule 12b-1 fees, among others. In addition, the Board considered the presentations provided with respect to distribution strategies for the Funds. After analyzing the services provided by the Advisor to each Fund, both quantitatively and qualitatively, including the impact of these services on investment performance, the Board concluded that the nature, extent, and quality of services pro-

The UBS Funds

Board approval of investment advisory agreements (unaudited)

vided to each Fund were consistent with the operational requirements of each Fund, and met the needs of the Fund's shareholders.

Performance.

In evaluating the performance of each Fund, the Board analyzed the Broadridge Reports, which compared the performance of each Fund with other funds in its respective peer universe over various time periods. The Board also reviewed the memoranda provided by the Advisor providing an analysis of the markets and the Funds' performance during the past year. In reviewing the Broadridge Reports, the Board noted that the UBS Municipal Bond Fund had appeared in the top performance quintile for the one-year performance period. At the Board's request, the Advisor further addressed the performance data for the UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS International Sustainable Equity Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Small Cap Growth Fund and UBS Core Plus Bond Fund, each of which had appeared in one of the two lower performance quintiles for the one-year period.

In discussing the performance of the UBS Dynamic Alpha Fund for the one-year performance period, the Advisor explained that the Fund's positions in European and Japanese equities were the primary reasons for the Fund's underperformance as compared to its peer universe. The Advisor noted that a sharp decline in risk sentiment over the past year had negatively impacted the Fund's positions. The Advisor then discussed recent changes in investment leadership that should help to address the performance issues of the Fund.

In explaining the performance of the UBS Global Allocation Fund, the Advisor discussed the factors that had affected the performance of the Fund over the past year. The Advisor noted that both market allocation and security selection detracted from the Fund's performance over the past year. The Advisor explained that the Fund's equity positions had the most negative effect on the Fund's returns. The Advisor discussed recent changes in investment leadership that should help to address the performance issues of the Fund.

The Advisor then discussed the performance of the UBS International Sustainable Equity Fund. The Advisor noted that there was a transition in strategy during the past year from global sustainable equity to international sustainable equity. The Advisor explained that the Fund's overweight to cyclical sectors, which underperform during an economic downturn, negatively impacted performance. The Advisor noted that as markets and investor sentiment improved, the Fund's performance improved as well. For the three months ended May 31, 2016, the UBS International Sustainable Equity Fund outperformed its Broadridge peer group average.

The Advisor next addressed the relative underperformance of the UBS U.S. Large Cap Equity Fund with respect to the Fund's peers. The Fund's weaker relative performance as compared to its peer universe was mainly attributable to stock selection in the healthcare and information technology sectors. The Advisor noted that the Fund was negatively affected by the flight from risk and that as investor sentiment improved, the performance of the Fund's holdings rebounded. For the three months ended May 31, 2016, the UBS U.S. Large Cap Equity Fund outperformed its Broadridge peer group average. The Advisor also noted that while the Fund underperformed its peers for the one-year performance period, its longer term performance was more in-line with its peers.

In discussing the performance of the UBS U.S. Small Cap Growth Fund for the one-year performance period, the Advisor explained that the Fund's stock selection was the primary reason for the Fund's underperformance as compared to its peer universe. The Advisor noted that the positions that the Fund held in the consumer discretionary and information technology sectors were the biggest detractors from performance. The Advisor noted that similar to the other equity strategies, as investor risk appetite returned, the UBS U.S. Small Cap Growth Fund's performance improved. For the three months ended May 31, 2016, the UBS U.S. Small Cap Growth Fund outperformed its Broadridge peer group average.

The UBS Funds

Board approval of investment advisory agreements (unaudited)

The Advisor next addressed the relative underperformance of the UBS Core Plus Bond Fund with respect to the Fund's peers for the one-year performance period. The Advisor explained that the Fund's selection in corporate debt securities, particularly commodities related issuers, was one of the primary detractors from performance. The Advisor noted that while the UBS Core Plus Bond Fund's performance lagged its peers for the one-year performance period, the Fund had better comparative performance for the three-year and five-year performance periods, ranking in the second quintile in each period.

The Board concluded that the Advisor's explanations provided a sound basis for understanding the performance of each Fund that underperformed in comparison to its peer universe. The Board determined, after analyzing the performance data, that the performance of each Fund was acceptable as compared with relevant performance standards, given the investment strategies and risk profile of each Fund, the expectations of the shareholder base, the current market environment, and the Advisor's efforts to address the underperformance issues of each Fund, including the changes in investment leadership.

Fund Fees and Expenses.

When considering the fees and expenses borne by each Fund, and the reasonableness of the management fees paid to the Advisor in light of the services provided to each Fund, the Board compared the fees charged by the Advisor to each Fund to fees charged to the funds in its peer group for comparable services, as provided in the Broadridge Reports, on both an actual (taking into account expense limitation arrangements) and a contractual basis (assuming all funds in the peer expense group were similar in size to the respective Fund). In examining the Broadridge Reports, and in reviewing comparative costs, it was noted that the results of such expense comparisons showed that the actual management fee rate for each Fund, except the UBS Global Allocation Fund and UBS Dynamic Alpha Fund, was comparable to, or lower than, the Broadridge median in its respective Broadridge expense group. The Board also noted that UBS International Sustainable Equity Fund had a contractual fee rate lower than the Broadridge median in its Broadridge expense group, while the UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Small Cap Growth Fund, UBS Core Plus Bond Fund and UBS Municipal Bond Fund, each had a fee rate higher than the median of its respective Broadridge expense group. In addition, the Board reviewed the actual total expenses of each Fund and noted that each Fund had total expenses that were comparable to, or lower than, the Broadridge median in its respective Broadridge expense group, except for UBS Global Allocation Fund.

The Board first discussed the management fee and expenses of the UBS Global Allocation Fund. It was noted that the contractual management fee, actual management fee and total expenses for the UBS Global Allocation Fund were each higher than the medians in its Broadridge expense group. The Advisor noted that the Board was being asked to approve a new fee waiver and expense cap arrangement for the Fund effective October 28, 2016, that provides for a higher level of fees waived and expenses reimbursed by the Advisor. The Advisor reported that under this new arrangement, the total expenses for the UBS Global Allocation Fund are expected to be comparable or lower than, the median of the Broadridge expense group.

The Board then discussed the management fee of the UBS Dynamic Alpha Fund. It was noted that both the actual and contractual management fee of UBS Dynamic Alpha Fund was higher than the medians of the Fund's Broadridge expense group. The Board noted that while the UBS Dynamic Alpha Fund's management fee was higher than the median of the Fund's Broadridge expense group, the Fund's total expenses were at the median of the Fund's Broadridge expense group, resulting in the total cost to investors being very competitive.

The Board next discussed the management fee of the UBS U.S. Small Cap Growth Fund. It was noted that the contractual management fee was higher than the median in its Broadridge expense group. The Advisor noted, however, that the actual management fee and total expenses for the Fund were each below the median of the Fund's Broadridge expense group.

The UBS Funds

Board approval of investment advisory agreements (unaudited)

The Board next considered that the management fee of the UBS U.S. Large Cap Equity Fund was higher than the median of its Broadridge expense group on a contractual basis, but noted that the Fund's actual management fee compared favorably with the Fund's peers placing in the first quintile of the Broadridge expense group. The Board also considered that the UBS U.S. Large Cap Equity Fund's total expenses were lower than the median of the Fund's expense group, placing in the first quintile of its expense group.

The Advisor next addressed the management fee of the UBS Core Plus Bond Fund. The Advisor noted that while the contractual management fee of the UBS Core Plus Bond Fund was higher than the median of the Fund's Broadridge expense group, the Fund compared very favorably to its Broadridge peers with respect to its actual management fee and total expenses. The UBS Core Plus Bond Fund placed in the first quintile of its Broadridge expense group for both its actual management fee and total expenses.

With respect to the fees and expenses of the UBS Municipal Bond Fund, the Advisor noted that the Fund was above the median of its Broadridge expense group with respect to contractual management fees. The Advisor, however, also noted that the Fund's actual management fee was lower than the median of its Broadridge expense group, placing in the first quintile of its expense group. The Board also considered that the UBS Municipal Bond Fund had total expenses that were in the first quintile of its Broadridge expense group.

The Board also received and considered information about the fee rates charged to other funds and accounts that are managed by the Advisor. After discussing the information about the other funds and accounts with the Advisor, the Board determined that the fees charged by the Advisor to the Funds were within a reasonable range, giving effect to differences in services performed for such other funds and accounts as compared to such fee rates. The Board, after reviewing all pertinent material, concluded that the management fee payable under each Fund's Advisory Agreement was fair and reasonable, both on an absolute basis and in comparison with the fees of other funds identified in its peer group.

Costs and Profitability.

The Board considered the costs of providing services to the Funds and the profitability of the Funds to the Advisor and its affiliates by reviewing the profitability analysis provided by the Advisor, including information about its fee revenues and expenses. The Board reviewed the profitability of each Fund to the Advisor and its affiliates, and the compensation that was received for providing services to each Fund. The profitability analysis, which provided information for the last three calendar years, included schedules relating to the revenue and expenses attributable to: (i) the investment advisory and administration services provided by the Advisor; (ii) the distribution and shareholder services provided by UBS AM (US) and UBS Financial Services; (iii) the transfer agency-related services provided by UBS Financial Services; and (iv) all services provided by the Advisor, UBS AM (US), and UBS Financial Services shown on a consolidated basis. In discussing the profitability analysis with the Board, the Advisor, as requested by the Board, provided the Board with a presentation on the methodology utilized in the profitability analysis. The Board noted that the methodology used for the profitability analysis provided to the Board for purposes of its annual review of the Advisory Agreements was reasonable. The Advisor also explained to the Board the reasons for an increase or decrease in profitability of each Fund from last calendar year to this calendar year.

The Board also considered "fallout" or ancillary benefits to the Advisor or its affiliates as the result of their relationship with the Funds; for example, the ability to attract other clients due to the Advisor's role as investment advisor to the Funds and the research services available to the Advisor through soft dollar brokerage commissions. The Independent Trustees also considered the ancillary benefits received by the Advisor's affiliates, UBS Securities LLC and UBS Group AG, in the form of commissions for executing securities transactions for the Funds. Upon closely examining the information provided concerning the Advisor's profitability, the Board concluded that the level of profits realized by the Advisor and its affiliates with respect to each Fund, if any, was reasonable in relation to the nature and quality of the services that were provided.

The UBS Funds

Board approval of investment advisory agreements (unaudited)

Economies of Scale.

The Board also discussed whether economies of scale are realized by the Advisor with respect to each Fund as it grows larger, and the extent to which this is reflected in the level of management fees charged. The Board noted that with respect most Funds, any actual or potential economies of scale are, or will be, shared with the Fund and its shareholders through existing management fee breakpoints so that as the Fund grows in size, its effective management fee declines. The Board noted that each Fund, except UBS Municipal Bond Fund, had a breakpoint schedule that provided for continuing breakpoints past the current asset level for the Fund. Based on each Fund's fees and expenses and the Advisor's profitability analysis, the Board concluded that any actual or potential economies of scale would be reasonably shared with a Fund and its shareholders.

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, concluded that the continuation of the Advisory Agreement for each Fund was in the best interests of the Fund and its shareholders.

The UBS Funds

Trustee and officer information (unaudited)

The Trust is a Delaware statutory trust. Under Delaware law, the Board has overall responsibility for managing the business and affairs of the Trust, including general supervision and review of its investment activities. The Trustees elect the Officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and the Funds.

The table shows, for each Trustee and Officer, his or her name, address and age, the position held with the Trust, the length of time served as a Trustee or Officer of the Trust, the Trustee's or Officer's principal occupations during the last five years, the number of funds in the UBS Family of Funds overseen by the Trustee or Officer and other directorships held by such Trustee.

The Trust's Statement of Additional Information contains additional information about the Trustees and is available, without charge, upon request, by calling 1-800-647 1568.

Non-interested Trustees:

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee
Adela Cepeda; 58 A.C. Advisory, Inc. 150 North Wacker Drive Suite 2160 Chicago, IL 60606	Trustee	Since 2004	Ms. Cepeda is founder and president of A.C. Advisory, Inc. (since 1995).	Ms. Cepeda is a director or trustee of four investment companies (consisting of 31 portfolios) for which UBS AM serves as investment advisor or manager.

Ms. Cepeda is a director (since 2012) of BMO Financial Corp. (U.S. holding company for BMO Harris Bank N.A.), director of the Mercer Funds (9 portfolios) (since 2005), trustee of the Morgan Stanley Smith Barney Consulting Group Capital Markets Funds (11 portfolios) (since 2008). Ms. Cepeda was a director of Amalgamated Bank of Chicago (from 2003 to 2012) and a director of the Municipal Securities Rulemaking Board (from 2010 to 2012).

John J. Murphy; 72 268 Main Street P.O. Box 718 Gladstone, NJ 07934	Trustee	Since 2009	Mr. Murphy is the president of Murphy Capital Management (investment advisor) (since 1983)	Mr. Murphy is a director or trustee of four investment companies (consisting of 31 portfolios) for which UBS AM serves as investment advisor or manager.	Mr. Murphy is a director (since 2007) of the Legg Mason Equity Funds (54 portfolios) and a trustee of Morgan Stanley Smith Barney Consulting Group Capital Markets Funds (11 portfolios).

The UBS Funds

Trustee and officer information (unaudited)

Non-interested Trustees (continued):

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee
Abbie J. Smith; 63 University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637	Trustee	Since 2009

Ms. Smith is the Boris and Irene Stern Distinguished Service Professor of Accounting in the University of Chicago Booth School of Business (since 1980). Formerly, Ms. Smith was a co-founding partner and Director of Research of Fundamental Investment Advisors, a hedge fund (co-founded in 2004, commenced operations in 2008) (from 2008 to 2010).

Ms. Smith is a director or trustee of four investment companies (consisting of 31 portfolios) for which UBS AM serves as investment advisor or manager.

Ms. Smith is a director (since 2000) of HNI Corporation (formerly known as HON Industries Inc.) (office furniture) and a director and member (since 2003) and chair (until October 2015) of the audit committee of Ryder System Inc. (transportation, logistics and supply-chain management). In addition, Ms. Smith is a trustee/director (since 2000) and a member of the audit committee of the Dimensional Funds complex (122 Portfolios).

Frank K. Reilly; 80 Mendoza College of Business University of Notre Dame Notre Dame, IN 46556-5646	Chairman and Trustee	Since 1992	Mr. Reilly is the Bernard J. Hank Professor Emeritus of Finance in the Mendoza College of Business at the University of Notre Dame (since 1982), and is a Chartered Financial Analyst (CFA).	Mr. Reilly is a director or trustee of four investment companies (consisting of 31 portfolios) for which UBS AM serves as investment advisor or manager.	Mr. Reilly is a director (since 1994) of Discover Bank, a subsidiary of Discover Financial Services and is Chairman of the Audit Committee for the Bank.

The UBS Funds

Trustee and officer information (unaudited)

Non-interested Trustees (continued):

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee
J. Mikesell Thomas; 65 c/o UBS AM One North Wacker Drive Chicago, IL 60606	Trustee	Since 2004

Mr. Thomas is a principal with the investment firm Castle Creek Capital (since 2008) and President and sole shareholder of Mikesell Advisory Corp. (since 2009). He is the former President and CEO of Federal Home Loan Bank of Chicago (from 2004 to 2008) and of First Chicago Bancorp (from 2008 to 2011).

Mr. Thomas is a director or trustee of four investment companies (consisting of 31 portfolios) for which UBS AM serves as investment advisor or manager.

Mr. Thomas is a director (since 1992) and chairman of the Audit Committee for NorthShore University HealthSystem, a not-for-profit healthcare organization, and a director and member, (since January 2016) of the Audit Committee of four indirect subsidiaries of Tokio Marine Holdings, Inc., a publicly traded insurance company headquartered in Tokyo, Japan: HCC Life Insurance Co., U.S. Specialty Insurance Co., Houston Casualty Co., and Producers Agriculture Insurance Co. Mr. Thomas was previously a director (2012–October 2015), a member of the Audit Committee (2012–October 2015) and Chairman of the Investment and Finance Committees (2014–October 2015) of HCC Insurance Holdings Inc.; and a director of First Chicago Bancorp (from 2008 to 2010) and First Chicago Bank & Trust (from 2008 to 2010).

The UBS Funds

Trustee and officer information (unaudited)

Interested Trustee:

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee
E. Blake Moore, Jr.; 58[2]*	Interested Trustee	Since June 2015	Mr. Moore is a Managing Director and head of Americas at UBS Asset Management (Americas) Inc. (since March 2015).
			Mr. Moore is a member of the UBS Asset Management Executive Committee and UBS Americas Executive Committee. Prior to joining UBS Asset Management, Mr. Moore was Executive Vice President, head of distribution at Mackenzie Investments in Canada for over three years. Before this, Mr. Moore spent over six years at Allianz Global Investors in New York where he held a number of senior management roles. Most recently, he was Chief Executive Officer, Allianz Global Investors Fund Management. Prior to Allianz, Mr. Moore served as a member of the Executive Committee and Partner at Nicholas-Applegate Capital Management.	Mr. Moore is a trustee of three investment companies (consisting of 30 portfolios) for which UBS AM serves as investment advisor or manager.	None

The UBS Funds

Trustee and officer information (unaudited)

Officers:

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Joseph J. Allessie*; 50	Chief Compliance Officer	Since July 2014

Mr. Allessie is a managing director (since 2015) (prior to which he was an executive director) at UBS AM and UBS Asset Management (US) Inc. (collectively, "UBS AM—Americas region"). Mr. Allessie is head of compliance and operational risk control for the UBS Asset Management Division in the Americas with oversight for traditional and alternative investment businesses in Canada, the US and Cayman Islands. Prior to that he served as deputy general counsel of UBS AM—Americas region (from 2005 to 2014). Mr. Allessie is the chief compliance officer (prior to which he was interim chief compliance officer (from January to July 2014)) and had served as a vice president and assistant secretary (from 2005 to 2016) of 14 investment companies (consisting of 82 portfolios) for which UBS AM serves as investment advisor or manager.

Rose Ann Bubloski*; 48	Vice President and Assistant Treasurer	Since 2011

Ms. Bubloski is a director (since 2012) (prior to which she was an associate director (from 2008 to 2012)) and senior manager of registered fund product control of UBS AM—Americas region. She is vice president and assistant treasurer of 14 investment companies (consisting of 82 portfolios) for which UBS AM serves as investment advisor or manager.

Mark E. Carver*; 52	President	Since 2010

Mr. Carver is a managing director and head of product development and management for UBS AM—Americas region (since 2008). In this role, he oversees product development and management for both wholesale and institutional businesses. He is a member of the Americas Management Committee (since 2008) and the Regional Operating Committee (since 2008). Prior to 2008, Mr. Carver held a number of product-related or sales responsibilities with respect to funds, advisory programs and separately managed accounts. Mr. Carver is president of 14 investment companies (consisting of 82 portfolios) for which UBS AM serves as investment advisor or manager.

Thomas Disbrow*; 50	Vice President, Treasurer and Principal Accounting Officer	Since 2004 and 2006, respectively

Mr. Disbrow is a managing director (since 2011), (prior to which he was an executive director (from 2007 to 2011)) and is global head of registered fund product control (since January 2016) (prior to which he was head of the North American fund treasury administration department of UBS AM—Americas region (from 2011–2015)). Mr. Disbrow is a vice president and treasurer and/or principal accounting officer of 14 investment companies (consisting of 82 portfolios) for which UBS AM serves as investment advisor or manager.

The UBS Funds

Trustee and officer information (unaudited)

Officers (continued):

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Mark F. Kemper**; 58	Vice President and Secretary	Since 1999

Mr. Kemper is a managing director (since 2006) and head of the legal department of UBS AM—Americas region (since 2004). He has been secretary of UBS AM—Americas region (since 2004) and assistant secretary of UBS Asset Management Trust Company (since 1993). Mr. Kemper is vice president and secretary of 14 investment companies (consisting of 82 portfolios) for which UBS AM serves as investment advisor or manager.

Joanne M. Kilkeary*; 48	Vice President and Assistant Treasurer	Since 2006

Ms. Kilkeary is an executive director (since 2013) (prior to which she was a director (since 2008)) and a senior manager (since 2004) of registered fund product control of UBS AM—Americas region. Ms. Kilkeary is a vice president and assistant treasurer of 14 investment companies (consisting of 82 portfolios) for which UBS AM serves as investment advisor or manager.

Cindy W. Lee*, 40	Vice President and Assistant Treasurer	Since 2014

Ms. Lee is a director (since March 2016) (prior to which she was an associate director (from 2009–2016)) of registered fund product control of UBS AM—Americas region. Ms. Lee is a vice president and assistant treasurer of 14 investment companies (consisting of 82 portfolios) for which UBS AM serves as investment advisor or manager.

Tammie Lee*; 45	Vice President and Assistant Secretary	Since 2005

Ms. Lee is an executive director (since 2010) (prior to which she was a director (from 2005 to 2010)) and associate general counsel of UBS AM—Americas region (since 2005). Ms. Lee is a vice president and assistant secretary of 14 investment companies (consisting of 82 portfolios) for which UBS AM serves as investment advisor or manager.

William T. MacGregor*; 40	Vice President and Assistant Secretary	Since September 2015

Mr. MacGregor is an executive director and deputy general counsel at UBS AM—Americas region. From June 2012 through July 2015, Mr. MacGregor was Senior Vice President, Secretary and Associate General Counsel of AXA Equitable Funds Management Group, LLC and from May 2008 through July 2015, Mr. MacGregor was Lead Director and Associate General Counsel of AXA Equitable Life Insurance Company. Mr. MacGregor is a vice president and assistant secretary of 14 investment companies (consisting of 82 portfolios) for which UBS AM serves as investment advisor or manager.

Nancy D. Osborn*; 50	Vice President and Assistant Treasurer	Since 2007

Mrs. Osborn is a director (since 2010) (prior to which she was an associate director) and a senior manager of registered fund product control department of UBS AM—Americas region (since 2006). Mrs. Osborn is a vice president and assistant treasurer of 14 investment companies (consisting of 82 portfolios) for which UBS AM serves as investment advisor or manager.

Eric Sanders*; 50	Vice President and Assistant Secretary	Since 2005

Mr. Sanders is a director and associate general counsel of UBS AM—Americas region (since 2005). Mr. Sanders is a vice president and assistant secretary of 14 investment companies (consisting of 82 portfolios) for which UBS AM serves as investment advisor or manager.

The UBS Funds

Trustee and officer information (unaudited)

Officers (continued):

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Keith A. Weller*; 54	Vice President and Assistant Secretary	Since 2004

Mr. Weller is an executive director and senior associate general counsel of UBS AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and assistant secretary of 14 investment companies (consisting of 82 portfolios) for which UBS AM serves as investment advisor or manager.

Mandy Yu*; 32	Vice President	Since March 2013

Ms. Yu is an associate director (since 2015) (prior to which she was an authorized officer (from 2012 to 2015)) and tax compliance manager (since 2013) of registered fund product control of UBS AM—Americas region. She was a fund treasury manager (from 2012 to 2013) and a mutual fund administrator (from 2007 to 2012) for UBS AM—Americas region. Ms. Yu is a vice president of 14 investment companies (consisting of 82 portfolios) for which UBS AM serves as investment advisor or manager.

1  Each Trustee holds office for an indefinite term. Officers of the Trust are appointed by the Trustees and serve at the pleasure of the Board.

2  Mr. Moore is considered to be an interested person of the Trust under the federal securities laws due to his position as an officer of UBS AM.

*  This person's business address is 1285 Avenue of the Americas, New York, NY 10019-6028

**  This person's business address is One North Wacker Drive, Chicago, IL 60606.

The UBS Funds

Fund's privacy notice

This notice describes the privacy policy of the UBS Family of Funds, the PACE Funds and all closed-end funds managed by UBS AM (collectively, the "Funds"). The Funds are committed to protecting the personal information that they collect about individuals who are prospective, current or former investors.

The Funds collect personal information in order to process requests and transactions and to provide customer service. Personal information, which is obtained from applications and other forms or correspondence submitted to the Funds, may include name(s), address, e-mail address, telephone number, date of birth, social security number or other tax identification number, bank account information, information about your transactions and experiences with the Funds, and any affiliation a client has with UBS Financial Services Inc. or its affiliates ("Personal Information").

The Funds limit access to Personal Information to those individuals who need to know that information in order to process transactions and service accounts. These individuals are required to maintain and protect the confidentiality of Personal Information and to follow established procedures. The Funds maintain physical, electronic and procedural safeguards to protect Personal Information and to comply with applicable laws and regulations. The Funds may share Personal Information with their affiliates to facilitate the servicing of accounts and for other business purposes, or as otherwise required or permitted by applicable law. The Funds may also share Personal Information with non-affiliated third parties that perform services for the Funds, such as vendors that provide data or transaction processing, computer software maintenance and development, and other administrative services. When the Funds share Personal Information with a non-affiliated third party, they will do so pursuant to a contract that includes provisions designed to ensure that the third party will uphold and maintain privacy standards when handling Personal Information. In addition to sharing information with non-affiliated third parties to facilitate the servicing of accounts and for other business purposes, the Funds may disclose Personal Information to non-affiliated third parties as otherwise required or permitted by applicable law. For example, the Funds may disclose Personal Information to credit bureaus or regulatory authorities to facilitate or comply with investigations; to protect against or prevent actual or potential fraud, unauthorized transactions, claims or other liabilities; or to respond to judicial or legal process, such as subpoena requests.

Except as described in this privacy notice, the Funds will not use Personal Information for any other purpose unless the Funds describe how such Personal Information will be used and clients are given an opportunity to decline approval of such use of Personal Information relating to them (or affirmatively approve the use of Personal Information, if required by applicable law). The Funds endeavor to keep their customer files complete and accurate. The Funds should be notified if any Personal Information needs to be corrected or updated. Please call 1-800-647 1568 with any questions or concerns regarding your Personal Information or this privacy notice.

Privacy Notice
This privacy notice is not a part of the shareholder report.

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PRESORTED
STANDARD
U.S. POSTAGE
PAID
COMPUTERSHARE

UBS Asset Management (Americas) Inc.

1285 Avenue of the Americas

New York, NY 10019

S1650

Item 2.  Code of Ethics.

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.  (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a “Code of Conduct” to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended.)

Item 3.  Audit Committee Financial Expert.

The registrant’s Board has determined that the following person serving on the registrant’s Audit Committee is an “audit committee financial expert” as defined in item 3 of Form N-CSR:  J. Mikesell Thomas.  Mr. Thomas is independent as defined in item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a)         Audit Fees:

For the fiscal years ended June 30, 2016 and June 30, 2015, the aggregate Ernst & Young LLP (E&Y) audit fees for professional services rendered to the registrant were approximately $451,884 and $678,053, respectively.

Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)         Audit-Related Fees:

In each of the fiscal years ended June 30, 2016 and June 30, 2015, the aggregate audit-related fees billed by E&Y for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $54,750 and $69,250, respectively.

Fees included in the audit-related category are those associated with (1) the reading and providing of comments on the 2015 and 2014 semiannual financial statements and (2) agreed upon procedures performed in connection with the review of Form N-1A.

There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(c)          Tax Fees:

In each of the fiscal years ended June 30, 2016 and June 30, 2015, the aggregate tax fees billed by E&Y for professional services rendered to the registrant were approximately $79,415 and $92,624, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audits.  This category comprises fees for review of tax returns.

There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(d)         All Other Fees:

In each of the fiscal years ended June 30, 2016 and June 30, 2015, there were no fees billed by E&Y for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

There were no “all other fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e)          (1) Audit Committee Pre-Approval Policies and Procedures:

The Audit Committee Charter contains the Audit Committee’s pre-approval policies and procedures.  Reproduced below is an excerpt from the Audit Committee Charter regarding pre-approval policies and procedures:

To carry out its purposes, the Audit Committee shall have the following duties and powers:

(a)         To pre-approve the engagement of, and to recommend to the Board the engagement, retention or termination of, the independent auditors to provide audit, review or attest services to the UBS Funds, and, in connection therewith, to review and evaluate the capabilities and independence of the auditors, and receive the auditors’ specific representations as to their independence. In evaluating the auditor’s qualifications performance and independence, the Committee must, among other things, obtain and review a report by the auditors, at least annually, describing the following items: (i) all relationships between the, independent auditors and the UBS Funds, as well as with the UBS Funds, investment advisor or any control affiliate of the investment advisor that provides ongoing services to the UBS Funds; (ii) any material issues raised by the most recent internal quality control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, with respect to one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (iii) the audit firm’s internal quality control procedures.

(b)         To pre-approve all non-audit services to be provided to the UBS Funds by the independent auditors when, without such pre-approval, the auditors would not be independent of the UBS Funds under applicable federal securities laws, rules or auditing standards.

(c)          To pre-approve all non-audit services to be provided by the UBS Funds’ independent auditors to the UBS Funds’ investment advisor or to any entity, that controls, is controlled by or is under common control with the UBS Funds investment advisor (“advisor affiliate”) and that provides ongoing services to the UBS Funds when, without such pre-approval by the Committee, the auditors would not be independent of the UBS Funds under applicable federal securities laws, rules or auditing standards.

(d)         To establish, if deemed necessary or appropriate as an alternative to Committee pre-approval of services to be provided by the independent auditors as required by paragraphs (b)

and (c) above, policies and procedures to permit such services to be pre-approved by other means, such as by action of a designated member or members of the Committee, subject to subsequent Committee review or oversight.

(e)          To consider whether the non-audit services provided by the UBS Funds’  independent auditor to the UBS Funds investment advisor or any advisor affiliate that provides on-going services to the UBS Funds, which services were not pre-approved by the Committee, are compatible with maintaining the auditors’ independence.

(e) (2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended June 30, 2016 and June 30, 2015 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended June 30, 2016 and June 30, 2015 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

Tax Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended June 30, 2016 and June 30, 2015 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended June 30, 2016 and June 30, 2015 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

All Other Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended June 30, 2016 and June 30, 2015 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended June 30, 2016 and June 30, 2015 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

(f)           For the fiscal year ended June 30, 2016, if greater than 50%, specify the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of E&Y.  According to E&Y, such amount was below 50%; therefore disclosure item not applicable to this filing.

(g)          For the fiscal years ended June 30, 2016 and June 30, 2015, the aggregate fees billed by E&Y of $501,212 and $381,101, respectively, for non-audit services rendered on behalf of the registrant (“covered”), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser (“non-covered”) that provides ongoing services to the registrant for each of the last two fiscal years of the registrant is shown in the table below:

	2016	2015
Covered Services	$134,165	$161,874
Non-Covered Services	$367,047	$219,227

(h)         The registrant’s audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6.  Schedule of Investments.

(a)  Included as part of the report to shareholders filed under Item 1 of this form.

(b)  Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Nominating Committee will consider nominees recommended by Qualifying Fund Shareholders if an Independent Trustee vacancy on the Board occurs. A Qualifying Fund Shareholder is a shareholder that:

(i) owns of record, or beneficially through a financial intermediary, 1/2 of 1% or more of the Trust’s outstanding shares and (ii) has been a shareholder of at least 1/2 of 1% of the Trust’s total outstanding shares for 12 months or more prior to submitting the recommendation to the Nominating Committee. In order to recommend a nominee, a Qualifying Fund Shareholder should send a letter to the chairperson of the Nominating Committee, Ms. Adela Cepeda, care of Mark Kemper, the Secretary of the UBS Funds at UBS Asset Management, One North Wacker Drive, Chicago, Illinois 60606, and indicate on the envelope “Nominating Committee.” The Qualifying Fund Shareholder’s letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each class and series of shares of the Trust which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee’s resume or curriculum vitae. The Qualifying Fund Shareholder’s letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11.  Controls and Procedures.

(a)           The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)           The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)               (1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a “Code of Conduct”) is filed herewith.

(a)             (2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

(a)             (3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons — not applicable to the registrant.

(b)               Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906.CERT.

(c)                Iran related activities disclosure pursuant to Section 13(r) of the Securities Exchange Act of 1934 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The UBS Funds

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	September 8, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	September 8, 2016

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President, Treasurer and Principal Accounting Officer

Date:	September 8, 2016